                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

            Harborside 5, 185 Hudson Street, Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management, LLC
                                 Harborside 5,
                              185 Hudson Street,
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2017
                               ------------------------

Item 1. Reports to Stockholders

       2017 ANNUAL REPORT

                          SunAmerica Specialty Series


       High Watermark Fund
       2020 High Watermark Fund
       SunAmerica
       Alternative Strategies Fund
       Global Trends Fund
       Focused Alpha Growth Fund
       Focused Alpha Large-Cap Fund
       Income Explorer Fund
       Small-Cap Fund



                                    [GRAPHIC]



[LOGO]

                        Table of Contents


      MESSAGE FROM THE PRESIDENT..................................      2
      EXPENSE EXAMPLE.............................................      5
      STATEMENT OF ASSETS AND LIABILITIES.........................      7
      STATEMENT OF OPERATIONS.....................................      9
      STATEMENT OF CHANGES IN NET ASSETS..........................     11
      FINANCIAL HIGHLIGHTS........................................     13
      PORTFOLIO OF INVESTMENTS....................................     20
      NOTES TO FINANCIAL STATEMENTS...............................     70
      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....     96
      APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT
      AGREEMENTS AND SUBADVISORY AGREEMENTS.......................     97
      TRUSTEE AND OFFICER INFORMATION.............................    103
      SHAREHOLDER TAX INFORMATION.................................    106
      COMPARISONS: FUNDS vs. INDICES..............................    107

        A Message from the President

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Specialty Series, including AIG Commodity Strategy Fund, AIG Focused Alpha Large-Cap Fund, AIG Focused Multi-Cap Growth Fund, AIG Global Trends Fund, AIG Income Explorer Fund, AIG Small-Cap Fund and our newest offering, AIG ESG Dividend Fund (the "Funds"), for the 12-month period ended October 31, 2017.

As we continued to seek to enhance our array of investment options, highlights of the annual period included the launch, on December 16, 2016, of the AIG ESG Dividend Fund, offering the opportunity to participate in socially conscious investing that delivers total return potential. The Environmental, Social and Governance ("ESG") strategy enables shareholders to make a positive social impact on the world without sacrificing potential income and growth by investing in companies that address factors ranging from controlling carbon emissions to upholding fair labor practices to maintaining an independent board chairman. Through the new AIG ESG Dividend Fund, our shareholders can benefit from the skilled portfolio management team of SunAmerica Asset Management, LLC, which has deep experience in both socially conscious and rules-based dividend investing.

Effective February 28, 2017, SunAmerica Mutual Funds were rebranded as AIG Funds, and each Fund's name was changed accordingly. SunAmerica Asset Management, LLC, the investment adviser to each Fund, continues to serve as investment adviser of the Funds and retains its current name. In addition, there was no change in the Funds' investment goals or strategies, portfolio managers or ticker symbols in connection with the rebranding. Effective the same date, SunAmerica Focused Alpha Growth Fund was renamed AIG Focused Multi-Cap Growth Fund.

From a broad perspective, the 12 months ended October 31, 2017, was a period wherein global equity markets rallied and global fixed income markets and commodities also delivered positive, albeit far more modest, returns, amidst a backdrop of unexpected political events both in the U.S. and abroad, heightened geopolitical risk and three Federal Reserve (the "Fed") interest rate increases.

Soon after the annual period began in November 2016, stocks rallied following Donald Trump's unexpected victory in the U.S. presidential election. U.S. equities markets and credit markets alike performed strongly during November and December 2016 on expectations the then-incoming U.S. Administration would reduce regulatory restrictions and increase fiscal stimulus, including implementing tax reform and boosting infrastructure spending. However, emerging markets equities fell on concerns about higher inflation, a stronger U.S. dollar and trade protectionism rhetoric from then-candidate Trump. Global sovereign bond prices, led by U.S. Treasuries, also declined on anticipation of higher inflation. Commodities rallied, with energy registering the largest advance.

For the first ten months of 2017, global equities generally maintained their rally. A broad-based expansion of economic growth, supportive monetary policy, benign inflation and strong corporate earnings growth helped drive equity markets higher, despite European political uncertainty, growing doubts about the new U.S. Administration's ability to implement its agenda and heightened geopolitical risk, especially between the U.S. and North Korea. Market participants seemed to breathe a sigh of relief in May 2017 after the independent centrist candidate won the French presidential election by a wide margin - a victory widely seen as supportive for the stability of the European Union. In China, manufacturing and services data surprised on the upside, which was seen as a positive sign for global economic growth. Emerging market equities in particular rebounded strongly, drawing support from dissipated concerns about the U.S. Administration, improving fundamentals, growing economies, a weaker U.S. dollar and encouraging corporate earnings. Global fixed income markets also generated positive, though significantly more muted, returns, as elevated political uncertainty, escalating geopolitical tensions and serial disappointments in inflation data helped contain the increase in sovereign yields prompted by widespread, albeit gradual, central bank policy normalization following long-standing loose monetary policies. The Fed, after raising the targeted federal funds rate in December 2016 and again in March and June 2017, began tapering its asset purchases in October 2017 and continued to project another rate hike later in 2017. The European Central Bank similarly announced in October 2017 that it would reduce its monthly asset purchases beginning in January 2018. Strong growth and inflation data prompted the Bank of Canada to surprise the markets with two consecutive rate hikes - the first time it tightened monetary policy in seven years. The Bank of England signaled it was close to raising rates over the coming months, despite uncertainty about the post-Brexit economic growth outlook. Meanwhile, robust economic data and continued demand for yield-producing assets supported credit markets. Commodities pulled back during the first half of 2017, led by weakness in the energy sector, but then rallied during the last four months of the annual period, led by regained strength in the energy and industrial metals sectors, as a weaker U.S. dollar and supply/demand imbalances drove prices higher.

During the annual period overall, U.S. equities and non-U.S. equities, as measured by the S&P 500 Index/*/ and MSCI EAFE Index,/*/ respectively, performed in line with each other, though emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index/*/ and MSCI World Index,/*/ respectively. Within the U.S. equity market, small-cap stocks performed best, followed by large-cap stocks and then mid-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum.

On the following pages, you will find the financial statements and portfolio information for each of the Funds for the annual period ended October 31, 2017. You will also find a comprehensive review of the portfolios' performance and management strategies over the same annual period.

Thank you for being a part of the SunAmerica Specialty Series Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC
--------
Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

* The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the US & Canada. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. Indices are not managed and an investor cannot invest directly into an index.
The AIG Commodity Strategy Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities. Investors should consider buying shares of the AIG Commodity Strategy Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the AIG Commodity Strategy Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the AIG Commodity Strategy Fund's investments in commodity-linked derivative instruments.
The risks associated with the use of futures contracts by the AIG Commodity Strategy Fund and the AIG Global Trends Fund include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The AIG Global Trends Fund and the AIG Commodity Strategy Fund expect to invest a significant portion of their assets in repurchase agreements collateralized by the U.S. government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Funds will be to serve as collateral for the futures instruments. The Funds' investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e., the risk that the counterparty will not perform its obligations). The Funds' returns are expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Funds. Active trading of each Fund's portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and which will affect the Funds' performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Funds' strategies, including the proprietary investment processes used by the subadviser, will influence the performance of the Funds significantly.
Focused funds are less diversified than typical mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

        SunAmerica Specialty Series
        EXPENSE EXAMPLE -- October 31, 2017 -- (unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and account maintenance fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2017 and held until October 31, 2017.

Actual Expenses

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2017" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class W, the "Expenses Paid During the Six Months Ended October 31, 2017" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2017" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2017" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class W, the "Expenses Paid During the Six Months Ended October 31, 2017" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2017" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2017" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SunAmerica Specialty Series
        EXPENSE EXAMPLE -- October 31, 2017 -- (unaudited) (continued)


                                                 Actual                                            Hypothetical
                             ----------------------------------------------- ----------------------------------------------
                                                                                           Ending Account
                                            Ending Account   Expenses Paid                  Value Using a   Expenses Paid
                               Beginning     Value Using       During the      Beginning   Hypothetical 5%    During the
                             Account Value Actual Return at Six Months Ended Account Value  Annual Return  Six Months Ended
                               at May 1,     October 31,      October 31,      at May 1,   at October 31,    October 31,
                                 2017            2017            2017*           2017           2017            2017*
                             ------------- ---------------- ---------------- ------------- --------------- ----------------
AIG Commodity Strategy
 Fund@+
  Class A#..................   $1,000.00      $1,031.84          $ 8.86        $1,000.00      $1,016.48         $ 8.79
  Class C#..................   $1,000.00      $1,028.53          $12.17        $1,000.00      $1,013.21         $12.08
  Class W#..................   $1,000.00      $1,032.86          $ 7.84        $1,000.00      $1,017.49         $ 7.78
AIG ESG Dividend Fund
  Class A#..................   $1,000.00      $1,025.29          $ 6.38        $1,000.00      $1,018.90         $ 6.36
  Class C#..................   $1,000.00      $1,022.11          $ 9.68        $1,000.00      $1,015.63         $ 9.65
  Class W#..................   $1,000.00      $1,026.57          $ 5.36        $1,000.00      $1,019.91         $ 5.35
AIG Focused Alpha Large-Cap
 Fund+
  Class A...................   $1,000.00      $1,162.90          $ 9.00        $1,000.00      $1,016.89         $ 8.39
  Class C...................   $1,000.00      $1,159.03          $12.46        $1,000.00      $1,013.66         $11.62
  Class W#..................   $1,000.00      $1,163.72          $ 8.29        $1,000.00      $1,017.54         $ 7.73
AIG Focused Multi-Cap
 Growth Fund+
  Class A...................   $1,000.00      $1,182.36          $ 9.13        $1,000.00      $1,016.84         $ 8.44
  Class C...................   $1,000.00      $1,177.82          $12.79        $1,000.00      $1,013.46         $11.82
  Class W...................   $1,000.00      $1,183.23          $ 8.14        $1,000.00      $1,017.74         $ 7.53
AIG Global Trends Fund@+
  Class A#..................   $1,000.00      $1,061.83          $ 9.67        $1,000.00      $1,015.83         $ 9.45
  Class C#..................   $1,000.00      $1,058.64          $13.02        $1,000.00      $1,012.55         $12.73
  Class W#..................   $1,000.00      $1,063.35          $ 8.63        $1,000.00      $1,016.84         $ 8.44
AIG Income Explorer Fund+
  Class A#..................   $1,000.00      $1,046.12          $ 8.87        $1,000.00      $1,016.53         $ 8.74
  Class C#..................   $1,000.00      $1,042.82          $12.20        $1,000.00      $1,013.26         $12.03
  Class W#..................   $1,000.00      $1,047.21          $ 7.84        $1,000.00      $1,017.54         $ 7.73
AIG Small-Cap Fund+
  Class A#..................   $1,000.00      $1,108.02          $ 9.14        $1,000.00      $1,016.53         $ 8.74
  Class C#..................   $1,000.00      $1,104.41          $12.57        $1,000.00      $1,013.26         $12.03
  Class W#..................   $1,000.00      $1,108.94          $ 8.08        $1,000.00      $1,017.54         $ 7.73

                             ----------



                             Annualized
                              Expense
                               Ratio*
                             ----------
AIG Commodity Strategy
 Fund@+
  Class A#..................    1.73%
  Class C#..................    2.38%
  Class W#..................    1.53%
AIG ESG Dividend Fund
  Class A#..................    1.25%
  Class C#..................    1.90%
  Class W#..................    1.05%
AIG Focused Alpha Large-Cap
 Fund+
  Class A...................    1.65%
  Class C...................    2.29%
  Class W#..................    1.52%
AIG Focused Multi-Cap
 Growth Fund+
  Class A...................    1.66%
  Class C...................    2.33%
  Class W...................    1.48%
AIG Global Trends Fund@+
  Class A#..................    1.86%
  Class C#..................    2.51%
  Class W#..................    1.66%
AIG Income Explorer Fund+
  Class A#..................    1.72%
  Class C#..................    2.37%
  Class W#..................    1.52%
AIG Small-Cap Fund+
  Class A#..................    1.72%
  Class C#..................    2.37%
  Class W#..................    1.52%

--------
* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 days (to reflect the one-half year period).
   These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2017" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2017" and the "Annualized Expense Ratio" would have been lower.
@  Consolidated (see Note 2)
+  See Note 1

        SunAmerica Specialty Series
        STATEMENT OF ASSETS AND LIABILITIES -- October 31, 2017

                                                                                           AIG          AIG
                                                                   AIG        AIG        Focused      Focused       AIG
                                                                Commodity     ESG         Alpha      Multi-Cap     Global
                                                                Strategy    Dividend    Large-Cap     Growth       Trends
                                                                 Fund#+       Fund        Fund+        Fund+       Fund#+
                                                               ----------- ----------- ------------ ------------ -----------
ASSETS:
Investments at value (unaffiliated)*.......................... $ 7,488,512 $25,566,952 $656,685,203 $614,623,433 $        --
Repurchase agreements (cost approximates value)...............  29,780,000          --           --           --  35,635,000
Cash..........................................................       8,608      84,414          769           52       1,404
Foreign cash*.................................................          --          --           --           --          --
Receivable for:
  Shares of beneficial interest sold..........................       5,037       2,030      619,832    1,479,021       1,450
  Dividends and interest......................................       1,510      44,427           84          140       1,020
  Investments sold............................................          --          --    5,416,975    6,242,417          --
  Receipts on swap contracts..................................     246,242          --           --           --          --
Other receivables.............................................          --          --      848,411    1,341,365          --
Prepaid expenses and other assets.............................       5,474          42       10,727        9,936       5,289
Cash collateral for futures contracts.........................   1,378,611          --           --           --   1,004,817
Due from broker...............................................     706,421          --           --           --          --
Due from investment adviser for expense reimbursements/fee
 waivers......................................................      24,900         794          252           --      21,226
Deferred offering costs.......................................          --      10,954           --           --          --
Variation margin on futures contracts.........................     146,971          --           --           --      79,329
Unrealized appreciation on forward foreign currency contracts.          --          --           --           --      74,646
Unrealized appreciation on swap contracts.....................         579          --           --           --          --
                                                               ----------- ----------- ------------ ------------ -----------
  Total assets................................................  39,792,865  25,709,613  663,582,253  623,696,364  36,824,181
                                                               ----------- ----------- ------------ ------------ -----------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed......................      23,800         172      711,962      542,547       1,050
  Investments purchased.......................................          --          --   22,367,500   29,138,616          --
  Investments purchased on an extended settlement basis.......          --          --           --           --          --
  Payments on swap contracts..................................       2,282          --           --           --          --
  Investment advisory and management fees.....................      33,495      16,497      541,431      490,821      35,476
  Distribution and service maintenance fees...................      12,838       7,841      251,116      213,448      12,686
  Transfer agent fees and expenses............................       9,101       5,499      141,781      135,249       8,429
  Trustees' fees and expenses.................................          65          28          851          723          60
  Other accrued expenses......................................     148,011      49,892      279,201      273,442     116,852
  Call and put options written, at value@.....................       7,373          --           --           --          --
Unrealized depreciation on forward foreign currency contracts.          --          --           --           --      68,383
Unrealized depreciation on swap contracts.....................       5,981          --           --           --          --
Variation margin on futures contracts.........................     129,021          --           --           --       8,250
                                                               ----------- ----------- ------------ ------------ -----------
  Total liabilities...........................................     371,967      79,929   24,293,842   30,794,846     251,186
                                                               ----------- ----------- ------------ ------------ -----------
NET ASSETS.................................................... $39,420,898 $25,629,684 $639,288,411 $592,901,518 $36,572,995
                                                               =========== =========== ============ ============ ===========

                                                                  AIG
                                                                 Income        AIG
                                                                Explorer    Small-Cap
                                                                 Fund+        Fund+
                                                               ----------- -----------
ASSETS:
Investments at value (unaffiliated)*.......................... $44,218,666 $58,775,380
Repurchase agreements (cost approximates value)...............     110,000     670,000
Cash..........................................................       1,608       1,103
Foreign cash*.................................................      22,528          --
Receivable for:
  Shares of beneficial interest sold..........................     144,847      80,208
  Dividends and interest......................................     229,800      18,004
  Investments sold............................................      34,819     380,805
  Receipts on swap contracts..................................          --          --
Other receivables.............................................          --          --
Prepaid expenses and other assets.............................       5,344       5,583
Cash collateral for futures contracts.........................          --          --
Due from broker...............................................          --          --
Due from investment adviser for expense reimbursements/fee
 waivers......................................................      19,915      17,547
Deferred offering costs.......................................          --          --
Variation margin on futures contracts.........................          --          --
Unrealized appreciation on forward foreign currency contracts.       4,162          --
Unrealized appreciation on swap contracts.....................          --          --
                                                               ----------- -----------
  Total assets................................................  44,791,689  59,948,630
                                                               ----------- -----------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed......................      11,348      19,138
  Investments purchased.......................................     130,143   1,234,788
  Investments purchased on an extended settlement basis.......      30,000          --
  Payments on swap contracts..................................          --          --
  Investment advisory and management fees.....................      37,971      48,850
  Distribution and service maintenance fees...................      14,866      16,934
  Transfer agent fees and expenses............................       9,321      12,245
  Trustees' fees and expenses.................................          37          80
  Other accrued expenses......................................      49,689      58,711
  Call and put options written, at value@.....................          --          --
Unrealized depreciation on forward foreign currency contracts.       2,209          --
Unrealized depreciation on swap contracts.....................          --          --
Variation margin on futures contracts.........................          --          --
                                                               ----------- -----------
  Total liabilities...........................................     285,584   1,390,746
                                                               ----------- -----------
NET ASSETS.................................................... $44,506,105 $58,557,884
                                                               =========== ===========

--------
#  Consolidated (see Note 2)
+  See Note 1

See Notes to Financial Statements

        SunAmerica Specialty Series
        STATEMENT OF ASSETS AND LIABILITIES -- October 31, 2017 -- (continued)

                                                                                             AIG           AIG
                                                                    AIG         AIG        Focused       Focused        AIG
                                                                 Commodity      ESG         Alpha       Multi-Cap      Global
                                                                 Strategy     Dividend    Large-Cap      Growth        Trends
                                                                  Fund#+        Fund        Fund+         Fund+        Fund#+
                                                               ------------  ----------- ------------ ------------  -----------
NET ASSETS REPRESENTED BY:
Paid-in capital............................................... $135,290,941  $24,151,342 $414,604,456 $324,473,355  $37,836,357
Accumulated undistributed net investment income (loss)........  (12,187,285)     340,454           --   (3,625,078)  (4,483,598)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, written options contracts,
 swap contracts and foreign exchange transactions.............  (83,769,463)     132,803   54,668,997   48,990,135    2,876,569
Unrealized appreciation (depreciation) on investments.........     (177,570)   1,005,085  170,014,958  223,063,106           --
Unrealized appreciation (depreciation) on futures contracts,
 written options and swap contracts...........................      264,275           --           --           --      323,048
Unrealized foreign exchange gain (loss) on other assets and
 liabilities..................................................           --           --           --           --       20,619
                                                               ------------  ----------- ------------ ------------  -----------
Net assets.................................................... $ 39,420,898  $25,629,684 $639,288,411 $592,901,518  $36,572,995
                                                               ============  =========== ============ ============  ===========
*Cost
  Investments (unaffiliated).................................. $  7,666,082  $24,561,867 $486,670,245 $391,560,327  $        --
                                                               ============  =========== ============ ============  ===========
  Foreign cash................................................           --  $        -- $         -- $         --  $        --
                                                               ============  =========== ============ ============  ===========
@Premiums received on options written......................... $      6,293  $        -- $         -- $         --  $        --
                                                               ============  =========== ============ ============  ===========

Class A (unlimited shares authorized):
Net assets.................................................... $ 35,014,624  $24,912,848 $505,795,571 $456,940,225  $31,859,987
Shares of beneficial interest issued and outstanding..........    4,908,329    1,575,320   15,848,880   14,443,908    2,290,143
Net asset value and redemption price per share (excluding any
 applicable contingent deferred sales charge)................. $       7.13  $     15.81 $      31.91 $      31.64  $     13.91
Maximum sales charge (5.75% of offering price)................         0.43         0.96         1.95         1.93         0.85
                                                               ------------  ----------- ------------ ------------  -----------
Maximum offering price to public.............................. $       7.56  $     16.77 $      33.86 $      33.57  $     14.76
                                                               ============  =========== ============ ============  ===========
Class C (unlimited shares authorized):
Net assets.................................................... $  2,755,178  $   365,132 $118,150,950 $ 90,491,068  $ 3,720,004
Shares of beneficial interest issued and outstanding..........      402,317       23,220    3,859,612    2,989,050      278,371
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales charge).. $       6.85  $     15.72 $      30.61 $      30.27  $     13.36
                                                               ============  =========== ============ ============  ===========
Class W (unlimited shares authorized):
Net assets.................................................... $  1,651,096  $   351,704 $ 15,341,890 $ 45,470,225  $   993,004
Shares of beneficial interest issued and outstanding..........      228,284       22,200      475,396    1,419,645       70,430
Net asset value, offering and redemption price per share...... $       7.23  $     15.84 $      32.27 $      32.03  $     14.10
                                                               ============  =========== ============ ============  ===========

                                                                  AIG
                                                                 Income        AIG
                                                                Explorer    Small-Cap
                                                                 Fund+        Fund+
                                                               ----------- -----------
NET ASSETS REPRESENTED BY:
Paid-in capital............................................... $43,240,850 $42,631,855
Accumulated undistributed net investment income (loss)........     210,306      (3,642)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, written options contracts,
 swap contracts and foreign exchange transactions.............      27,411   5,481,172
Unrealized appreciation (depreciation) on investments.........   1,025,483  10,448,499
Unrealized appreciation (depreciation) on futures contracts,
 written options and swap contracts...........................          --          --
Unrealized foreign exchange gain (loss) on other assets and
 liabilities..................................................       2,055          --
                                                               ----------- -----------
Net assets.................................................... $44,506,105 $58,557,884
                                                               =========== ===========
*Cost
  Investments (unaffiliated).................................. $43,193,183 $48,326,881
                                                               =========== ===========
  Foreign cash................................................ $    22,593 $        --
                                                               =========== ===========
@Premiums received on options written......................... $        -- $        --
                                                               =========== ===========

Class A (unlimited shares authorized):
Net assets.................................................... $31,624,794 $48,384,099
Shares of beneficial interest issued and outstanding..........   2,000,021   2,382,304
Net asset value and redemption price per share (excluding any
 applicable contingent deferred sales charge)................. $     15.81 $     20.31
Maximum sales charge (5.75% of offering price)................        0.96        1.24
                                                               ----------- -----------
Maximum offering price to public.............................. $     16.77 $     21.55
                                                               =========== ===========
Class C (unlimited shares authorized):
Net assets.................................................... $ 4,954,340 $ 1,943,673
Shares of beneficial interest issued and outstanding..........     313,876      98,262
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales charge).. $     15.78 $     19.78
                                                               =========== ===========
Class W (unlimited shares authorized):
Net assets.................................................... $ 7,926,971 $ 8,230,112
Shares of beneficial interest issued and outstanding..........     501,384     402,177
Net asset value, offering and redemption price per share...... $     15.81 $     20.46
                                                               =========== ===========

--------
#  Consolidated (see Note 2)
+  See Note 1

See Notes to Financial Statements

        SunAmerica Specialty Series
        STATEMENT OF OPERATIONS -- For the period ended October 31, 2017

                                                                      AIG          AIG
                                               AIG        AIG       Focused      Focused       AIG         AIG
                                            Commodity     ESG        Alpha      Multi-Cap     Global      Income        AIG
                                            Strategy    Dividend   Large-Cap     Growth       Trends     Explorer    Small-Cap
                                             Fund#+      Fund@       Fund+        Fund+       Fund#+      Fund+        Fund+
                                           ----------  ---------  -----------  -----------  ----------  ----------  ----------
INVESTMENT INCOME:
Dividends (unaffiliated).................. $       --  $ 536,701  $ 8,061,511  $ 3,716,100  $       --  $1,618,015  $  477,886
Interest (unaffiliated)...................    294,198        143       10,922       17,321     268,840     352,694         570
                                           ----------  ---------  -----------  -----------  ----------  ----------  ----------
   Total investment income*...............    294,198    536,844    8,072,433    3,733,421     268,840   1,970,709     478,456
                                           ----------  ---------  -----------  -----------  ----------  ----------  ----------
EXPENSES:
 Investment advisory and management fees..    472,070    127,208    5,826,629    5,132,701     488,575     329,424     521,376
 Distribution and account maintenance
   fees:
   Class A................................    120,674     56,310    1,574,011    1,374,992     110,342      92,138     163,523
   Class C................................     30,633      1,300    1,113,933      838,699      40,416      41,935      13,039
 Service fees:
   Class W................................      2,642        448       18,321       48,539       1,678       3,316       5,687
 Transfer agent fees and expenses:
   Class A................................     80,580     38,216    1,095,326      981,943      74,382      60,298     107,251
   Class C................................      8,409      2,974      261,492      204,357      10,395      10,251       4,334
   Class W................................      4,775      2,972       27,850       70,634       3,289       5,608       9,192
 Registration fees:
   Class A................................     25,939      1,049       23,072       23,219      12,952      19,497      17,816
   Class C................................     11,432      1,013       11,040       15,053       8,817       9,971       9,163
   Class W................................     11,266      1,005       11,133       13,410       9,361       8,349       8,892
 Custodian and accounting fees............    136,847     22,935       58,473       51,582      74,872      25,540      59,297
 Reports to shareholders..................     25,659        261      155,677      132,686      28,843      22,074      25,533
 Audit and tax fees.......................     78,420     38,292       50,411       51,878      71,345      63,463      53,284
 Legal fees...............................     31,404     12,354       50,731       45,394      25,536      15,899      17,623
 Trustees' fees and expenses..............      1,502        615       21,163       18,575       1,363       1,183       1,950
 Deferred offering costs..................         --    128,011           --           --          --          --          --
 Interest expense.........................      2,033         --          291        5,453       5,367          84         489
 Other expenses...........................     35,053     11,971       25,869       24,719      34,381      26,546      47,415
                                           ----------  ---------  -----------  -----------  ----------  ----------  ----------
   Total expenses before fee waivers,
    expense reimbursements, expense
    recoupments and fees paid indirectly..  1,079,338    446,934   10,325,422    9,033,834   1,001,914     735,576   1,065,864
   Fees waived and expenses reimbursed
    by investment advisor (Note 4)........   (382,519)  (233,564)      (1,600)          --    (290,102)   (145,720)   (167,758)
   Fees paid indirectly (See Note 9)......         --         --      (10,640)     (16,229)         --          --          --
                                           ----------  ---------  -----------  -----------  ----------  ----------  ----------
   Net expenses...........................    696,819    213,370   10,313,182    9,017,605     711,812     589,856     898,106
                                           ----------  ---------  -----------  -----------  ----------  ----------  ----------
Net investment income (loss)..............   (402,621)   323,474   (2,240,749)  (5,284,184)   (442,972)  1,380,853    (419,650)
                                           ----------  ---------  -----------  -----------  ----------  ----------  ----------

--------
#  Consolidated (see Note 2)
+  See Note 1
@ For the period December 16, 2016 (commencement of operations) to October 31, 2017.

See Notes to Financial Statements

        SunAmerica Specialty Series
        STATEMENT OF OPERATIONS -- For the period ended October 31, 2017 -- (continued)

                                                                                               AIG          AIG
                                                                         AIG       AIG       Focused      Focused       AIG
                                                                      Commodity    ESG        Alpha      Multi-Cap     Global
                                                                      Strategy   Dividend   Large-Cap     Growth       Trends
                                                                       Fund#+     Fund@       Fund+        Fund+       Fund#+
                                                                      --------- ---------- ------------ ------------ ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments (unaffiliated)........................................ $(60,444) $  132,803 $ 60,327,859 $ 51,767,743 $       --
   Futures contracts.................................................   20,070          --           --           --  3,285,521
   Forward contracts.................................................       --          --           --           --    267,750
   Swap contracts....................................................  119,204          --           --           --         --
   Written options contracts.........................................   14,031          --           --           --         --
Net realized foreign exchange gain (loss) on other assets and
 liabilities.........................................................       55          --        3,758           --    (10,892)
Net realized gain (loss) on disposal of investments, in violation of
 investments restrictions (Note 4)...................................       --          --           --           --         --
                                                                      --------  ---------- ------------ ------------ ----------
Net realized gain (loss) on investments and foreign currencies.......   92,916     132,803   60,331,617   51,767,743  3,542,379
                                                                      --------  ---------- ------------ ------------ ----------
Change in unrealized appreciation (depreciation) on:
   Investments (unaffiliated)........................................  (17,939)  1,005,085  114,209,450  110,141,064         --
   Futures contracts.................................................  695,601          --           --           --    506,015
   Forward contracts.................................................       --          --           --           --     42,815
   Swap contracts....................................................   (5,402)         --           --           --         --
   Written options contracts.........................................   10,170          --           --           --         --
Change in net unrealized foreign exchange gain (loss) on other
 assets and liabilities..............................................       --          --           --          676     58,711
                                                                      --------  ---------- ------------ ------------ ----------
Net unrealized gain (loss) on investments and foreign
 currencies..........................................................  682,430   1,005,085  114,209,450  110,141,740    607,541
                                                                      --------  ---------- ------------ ------------ ----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies..........................................................  775,346   1,137,888  174,541,067  161,909,483  4,149,920
                                                                      --------  ---------- ------------ ------------ ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................... $372,725  $1,461,362 $172,300,318 $156,625,299 $3,706,948
                                                                      ========  ========== ============ ============ ==========
*Netof foreign withholding taxes on interest and dividends of........ $     --  $       -- $    163,966 $     11,111 $       --
                                                                      ========  ========== ============ ============ ==========

                                                                         AIG
                                                                        Income        AIG
                                                                       Explorer    Small-Cap
                                                                        Fund+        Fund+
                                                                      ----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments (unaffiliated)........................................ $1,390,476  $ 6,428,313
   Futures contracts.................................................         --           --
   Forward contracts.................................................    (18,638)          --
   Swap contracts....................................................         --           --
   Written options contracts.........................................         --           --
Net realized foreign exchange gain (loss) on other assets and
 liabilities.........................................................        381           20
Net realized gain (loss) on disposal of investments, in violation of
 investments restrictions (Note 4)...................................     11,304           --
                                                                      ----------  -----------
Net realized gain (loss) on investments and foreign currencies.......  1,383,523    6,428,333
                                                                      ----------  -----------
Change in unrealized appreciation (depreciation) on:
   Investments (unaffiliated)........................................  1,043,937    8,391,818
   Futures contracts.................................................         --           --
   Forward contracts.................................................      1,953           --
   Swap contracts....................................................         --           --
   Written options contracts.........................................         --           --
Change in net unrealized foreign exchange gain (loss) on other
 assets and liabilities..............................................       (409)          --
                                                                      ----------  -----------
Net unrealized gain (loss) on investments and foreign
 currencies..........................................................  1,045,481    8,391,818
                                                                      ----------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies..........................................................  2,429,004   14,820,151
                                                                      ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................... $3,809,857  $14,400,501
                                                                      ==========  ===========
*Netof foreign withholding taxes on interest and dividends of........ $   31,767  $     1,819
                                                                      ==========  ===========

--------
#  Consolidated (see Note 2)
+  See Note 1
@ For the period December 16, 2016 (commencement of operations) to October 31, 2017.

See Notes to Financial Statements

        SunAmerica Specialty Series
        STATEMENT OF CHANGES IN NET ASSETS

                                                                                        AIG Commodity           AIG ESG
                                                                                      Strategy Fund#++       Dividend Fund
                                                                                 --------------------------  -------------
                                                                                                                For the
                                                                                                                period
                                                                                                             December 16,
                                                                                    For the       For the        2016@
                                                                                  year ended    year ended      through
                                                                                  October 31,   October 31,   October 31,
                                                                                     2017          2016          2017
                                                                                 ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).................................................. $   (402,621) $   (600,635)  $   323,474
  Net realized gain (loss) on investments and foreign currencies................       92,916      (641,386)      132,803
  Net unrealized gain (loss) on investments and foreign currencies..............      682,430      (633,390)    1,005,085
                                                                                 ------------  ------------   -----------
Net increase (decrease) in net assets resulting from operations.................      372,725    (1,875,411)    1,461,362
                                                                                 ------------  ------------   -----------
Distributions to shareholders from:
  Net investment income (Class A)...............................................           --            --            --
  Net investment income (Class C)...............................................           --            --            --
  Net investment income (Class W)...............................................           --            --            --
  Net realized gain on securities (Class A).....................................           --            --            --
  Net realized gain on securities (Class C).....................................           --            --            --
  Net realized gain on securities (Class W).....................................           --            --            --
                                                                                 ------------  ------------   -----------
Total distributions to shareholders.............................................           --            --            --
                                                                                 ------------  ------------   -----------
Net increase (decrease) in net assets resulting from capital share transactions
 (see Note 7)...................................................................   (1,616,036)   (1,182,824)   24,168,322
                                                                                 ------------  ------------   -----------
Total increase (decrease) in net assets.........................................   (1,243,311)   (3,058,235)   25,629,684

NET ASSETS:
Beginning of period.............................................................   40,664,209    43,722,444            --
                                                                                 ------------  ------------   -----------
End of period+.................................................................. $ 39,420,898  $ 40,664,209   $25,629,684
                                                                                 ============  ============   ===========
+ Includes accumulated undistributed net investment income (loss)...............  (12,187,285) $(11,930,018)  $   340,454
                                                                                 ============  ============   ===========

                                                                                      AIG Focused Alpha
                                                                                       Large-Cap Fund++
                                                                                 ---------------------------



                                                                                    For the       For the
                                                                                  year ended    year ended
                                                                                  October 31,   October 31,
                                                                                     2017          2016
                                                                                 ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).................................................. $ (2,240,749) $  (3,383,231)
  Net realized gain (loss) on investments and foreign currencies................   60,331,617     14,625,472
  Net unrealized gain (loss) on investments and foreign currencies..............  114,209,450    (20,033,569)
                                                                                 ------------  -------------
Net increase (decrease) in net assets resulting from operations.................  172,300,318     (8,791,328)
                                                                                 ------------  -------------
Distributions to shareholders from:
  Net investment income (Class A)...............................................           --             --
  Net investment income (Class C)...............................................           --             --
  Net investment income (Class W)...............................................           --             --
  Net realized gain on securities (Class A).....................................           --    (47,456,936)
  Net realized gain on securities (Class C).....................................           --    (12,349,233)
  Net realized gain on securities (Class W).....................................           --     (1,214,309)
                                                                                 ------------  -------------
Total distributions to shareholders.............................................           --    (61,020,478)
                                                                                 ------------  -------------
Net increase (decrease) in net assets resulting from capital share transactions
 (see Note 7)...................................................................  (60,788,856)   (38,126,080)
                                                                                 ------------  -------------
Total increase (decrease) in net assets.........................................  111,511,462   (107,937,886)

NET ASSETS:
Beginning of period.............................................................  527,776,949    635,714,835
                                                                                 ------------  -------------
End of period+.................................................................. $639,288,411  $ 527,776,949
                                                                                 ============  =============
+ Includes accumulated undistributed net investment income (loss)............... $         --  $  (2,828,993)
                                                                                 ============  =============

#  Consolidated (see Note 2)
@  Commencement of operations.
++ See Note 1

See Notes to Financial Statements

        SunAmerica Specialty Series
        STATEMENT OF CHANGES IN NET ASSETS -- (continued)

                                                    AIG Focused Multi-Cap         AIG Global Trends        AIG Income Explorer
                                                        Growth Fund++                  Fund#++                   Fund++
                                                 ---------------------------  ------------------------  ------------------------
                                                    For the       For the       For the      For the      For the      For the
                                                  year ended    year ended    year ended   year ended   year ended   year ended
                                                  October 31,   October 31,   October 31,  October 31,  October 31,  October 31,
                                                     2017          2016          2017         2016         2017         2016
                                                 ------------  -------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).................. $ (5,284,184) $  (6,100,223) $  (442,972) $  (680,984) $ 1,380,853  $ 1,134,520
  Net realized gain (loss) on investments and
   foreign currencies...........................   51,767,743      7,833,917    3,542,379     (540,453)   1,383,523     (453,831)
  Net unrealized gain (loss) on investments
   and foreign currencies.......................  110,141,740       (486,597)     607,541     (225,867)   1,045,481    1,606,841
                                                 ------------  -------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
 from operations................................  156,625,299      1,247,097    3,706,948   (1,447,304)   3,809,857    2,287,530
                                                 ------------  -------------  -----------  -----------  -----------  -----------
Distributions to shareholders from:
  Net investment income (Class A)...............           --             --           --           --     (994,077)  (1,051,823)
  Net investment income (Class C)...............           --             --           --           --     (131,857)    (115,078)
  Net investment income (Class W)...............           --             --           --           --      (90,675)     (18,459)
  Net realized gain on securities (Class A).....   (5,975,560)   (52,919,947)          --   (1,255,530)          --           --
  Net realized gain on securities (Class C).....   (1,357,932)   (12,328,178)          --     (290,908)          --           --
  Net realized gain on securities (Class W).....     (426,999)    (4,912,153)          --      (98,364)          --           --
                                                 ------------  -------------  -----------  -----------  -----------  -----------
Total distributions to shareholders.............   (7,760,491)   (70,160,278)          --   (1,644,802)  (1,216,609)  (1,185,360)
                                                 ------------  -------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets
 resulting from capital share transactions
 (see Note 7)...................................  (37,654,310)   (47,100,356)  (5,466,547)    (780,879)  15,906,209    1,322,644
                                                 ------------  -------------  -----------  -----------  -----------  -----------
Total increase (decrease) in net assets.........  111,210,498   (116,013,537)  (1,759,599)  (3,872,985)  18,499,457    2,424,814

NET ASSETS:
Beginning of period.............................  481,691,020    597,704,557   38,332,594   42,205,579   26,006,648   23,581,834
                                                 ------------  -------------  -----------  -----------  -----------  -----------
End of period+.................................. $592,901,518  $ 481,691,020  $36,572,995  $38,332,594  $44,506,105  $26,006,648
                                                 ============  =============  ===========  ===========  ===========  ===========
+ Includes accumulated undistributed net
 investment income (loss)....................... $ (3,625,078) $  (5,280,094)  (4,483,598) $(4,901,982) $   210,306  $   (12,080)
                                                 ============  =============  ===========  ===========  ===========  ===========

                                                   AIG Small-Cap Fund++
                                                 ------------------------
                                                   For the      For the
                                                 year ended   year ended
                                                 October 31,  October 31,
                                                    2017         2016
                                                 -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).................. $  (419,650) $  (316,182)
  Net realized gain (loss) on investments and
   foreign currencies...........................   6,428,333    1,329,510
  Net unrealized gain (loss) on investments
   and foreign currencies.......................   8,391,818    1,123,238
                                                 -----------  -----------
Net increase (decrease) in net assets resulting
 from operations................................  14,400,501    2,136,566
                                                 -----------  -----------
Distributions to shareholders from:
  Net investment income (Class A)...............          --           --
  Net investment income (Class C)...............          --           --
  Net investment income (Class W)...............          --           --
  Net realized gain on securities (Class A).....  (1,389,064)  (3,889,649)
  Net realized gain on securities (Class C).....     (29,030)     (47,092)
  Net realized gain on securities (Class W).....     (13,932)     (24,229)
                                                 -----------  -----------
Total distributions to shareholders.............  (1,432,026)  (3,960,970)
                                                 -----------  -----------
Net increase (decrease) in net assets
 resulting from capital share transactions
 (see Note 7)...................................   1,698,979   (6,725,322)
                                                 -----------  -----------
Total increase (decrease) in net assets.........  14,667,454   (8,549,726)

NET ASSETS:
Beginning of period.............................  43,890,430   52,440,156
                                                 -----------  -----------
End of period+.................................. $58,557,884  $43,890,430
                                                 ===========  ===========
+ Includes accumulated undistributed net
 investment income (loss)....................... $    (3,642) $  (197,561)
                                                 ===========  ===========

#  Consolidated (see Note 2)
++ See Note 1

See Notes to Financial Statements

        SunAmerica Specialty Series
        FINANCIAL HIGHLIGHTS

                                   Net gain
                                   (loss) on
                Net               investments                                              Net                  Net
               Asset                 (both               Dividends  Distributions         Asset               Assets
               Value      Net      realized   Total from  from net      from       Total  Value               end of
             beginning investment     and     investment investment net realized  Distri- end of   Total      period
Period Ended of period income(1)  unrealized) operations   income       gains     butions period Return(2)    (000's)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------    -------

                                                               AIG COMMODITY STRATEGY FUND#+
                                                               -----------------------------
                                                                          Class A
                                                                          -------
  10/31/13     $8.72     $(0.08)    $(0.75)     $(0.83)     $--          $--        $--   $7.89    (9.52)%    $65,418
  10/31/14      7.89      (0.07)     (0.08)      (0.15)      --           --         --    7.74    (1.90)(6)   45,829
  10/31/15      7.74      (0.09)     (0.25)      (0.34)      --           --         --    7.40    (4.39)      35,472
  10/31/16      7.40      (0.10)     (0.22)      (0.32)      --           --         --    7.08    (4.32)      35,228
  10/31/17      7.08      (0.07)      0.12        0.05       --           --         --    7.13     0.71       35,015
                                                                          Class C
                                                                          -------
  10/31/13     $8.63     $(0.13)    $(0.73)     $(0.86)     $--          $--        $--   $7.77    (9.97)%(5) $14,198
  10/31/14      7.77      (0.13)     (0.06)      (0.19)      --           --         --    7.58    (2.45)(6)    9,153
  10/31/15      7.58      (0.13)     (0.25)      (0.38)      --           --         --    7.20    (5.01)       5,272
  10/31/16      7.20      (0.14)     (0.22)      (0.36)      --           --         --    6.84    (5.00)       3,478
  10/31/17      6.84      (0.11)      0.12        0.01       --           --         --    6.85     0.15        2,755
                                                                          Class W
                                                                          -------
  10/31/13     $8.74     $(0.06)    $(0.74)     $(0.80)     $--          $--        $--   $7.94    (9.15)%(5) $ 9,066
  10/31/14      7.94      (0.06)     (0.08)      (0.14)      --           --         --    7.80    (1.76)(6)    9,977
  10/31/15      7.80      (0.07)     (0.26)      (0.33)      --           --         --    7.47    (4.23)       2,979
  10/31/16      7.47      (0.09)     (0.21)      (0.30)      --           --         --    7.17    (4.02)       1,958
  10/31/17      7.17      (0.06)      0.12        0.06       --           --         --    7.23     0.84        1,651

                  Ratio
                 of net
  Ratio of     investment
  expenses      income to
 to average      average    Portfolio
net assets(3) net assets(3) Turnover
------------- ------------- ---------





    1.72%         (0.94)%      57%
    1.72          (0.91)       16
    1.72          (1.12)       54
    1.72          (1.40)       50
    1.73          (0.98)       49


    2.30%(4)      (1.52)%      57%
    2.37          (1.56)       16
    2.37          (1.77)       54
    2.37          (2.06)       50
    2.38          (1.65)       49


    1.43%(4)      (0.63)%      57%
    1.52          (0.73)       16
    1.52          (0.91)       54
    1.52          (1.21)       50
    1.53          (0.79)       49

--------
#  Consolidated (see Note 2)
+  See Note 1
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                         10/31/13 10/31/14 10/31/15 10/31/16 10/31/17
                                         -------- -------- -------- -------- --------
Commodity Strategy Fund Class A.........   0.42%    0.49%    0.82%    0.85%    0.92%
Commodity Strategy Fund Class C.........   0.53     0.59     0.92     1.21     1.25
Commodity Strategy Fund Class W.........   0.56     0.65     0.84     1.48     1.52

(4)Includes a reimbursement of expenses from a prior year of 0.07% and 0.09% for Class C and Class W, respectively.
(5)The Fund's performance figure was increased by 0.11% and 0.23% for Class C and Class W, respectively, for a reimbursement of expenses from a prior year.
(6)The Fund's performance figure was increased by 0.69% for Class A, Class C and Class W, from a reimbursement by an affiliate.

See Notes to Financial Statements

        SunAmerica Specialty Series
        FINANCIAL HIGHLIGHTS -- (continued)

                                   Net gain
                                   (loss) on
                Net               investments                                              Net               Net
               Asset                 (both               Dividends  Distributions         Asset            Assets
               Value      Net      realized   Total from  from net      from       Total  Value            end of
             beginning investment     and     investment investment net realized  Distri- end of   Total   period
Period Ended of period income(1)  unrealized) operations   income       gains     butions period Return(2) (000's)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------

                                                                    AIG ESG DIVIDEND FUND
                                                                    ---------------------
                                                                           Class A
                                                                           -------
 12/16/16@-
 10/31/17     $15.00     $0.25       $0.56      $0.81       $--          $--        $--   $15.81   5.40%   $24,913
                                                                           Class C
                                                                           -------
 12/16/16@-
 10/31/17     $15.00     $0.16       $0.56      $0.72       $--          $--        $--   $15.72   4.80%   $   365
                                                                           Class W
                                                                           -------
 12/16/16@-
 10/31/17     $15.00     $0.28       $0.56      $0.84       $--          $--        $--   $15.84   5.60%   $   352

                      Ratio
                      of net
    Ratio of        investment
    expenses        income to
   to average        average      Portfolio
net assets(3)(4) net assets(3)(4) Turnover
---------------- ---------------- ---------






      1.25%            1.92%         18%



      1.90%            1.22%         18%



      1.05%            2.06%         18%

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized.
(4)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                                       10/31/17(3)
                                                       -----------
              ESG Dividend Fund Class A...............    1.25%
              ESG Dividend Fund Class C...............    4.56
              ESG Dividend Fund Class W...............    5.15

See Notes to Financial Statements

        SunAmerica Specialty Series
        FINANCIAL HIGHLIGHTS -- (continued)

                                   Net gain
                                   (loss) on
                Net               investments                                                 Net               Net
               Asset      Net        (both               Distributions Distributions         Asset            Assets
               Value   investment  realized   Total from   from net      from net     Total  Value            end of
             beginning   income       and     investment  investment     realized    Distri- end of   Total   period
Period Ended of period (loss)(1)  unrealized) operations    income         gains     butions period Return(2) (000's)
------------ --------- ---------- ----------- ---------- ------------- ------------- ------- ------ --------- --------

                                                              AIG FOCUSED ALPHA LARGE-CAP FUND#
                                                              ---------------------------------
                                                                           Class A
                                                                           -------
  10/31/13    $19.25     $(0.08)    $ 6.06(4)   $ 5.98        $--         $(0.86)    $(0.86) $24.37   32.50%  $521,938
  10/31/14     24.37      (0.12)      4.47        4.35         --          (1.27)     (1.27)  27.45   18.66    525,359
  10/31/15     27.45      (0.11)      0.86        0.75         --          (1.64)     (1.64)  26.56    2.98    495,598
  10/31/16     26.56      (0.11)     (0.14)      (0.25)        --          (2.61)     (2.61)  23.70   (0.91)   413,090
  10/31/17     23.70      (0.07)      8.28        8.21         --             --         --   31.91   34.64    505,796
                                                                           Class C
                                                                           -------
  10/31/13    $19.17     $(0.19)    $ 5.99(4)   $ 5.80        $--         $(0.86)    $(0.86) $24.11   31.66%  $118,963
  10/31/14     24.11      (0.28)      4.40        4.12         --          (1.27)     (1.27)  26.96   17.87    126,687
  10/31/15     26.96      (0.28)      0.85        0.57         --          (1.64)     (1.64)  25.89    2.33    123,641
  10/31/16     25.89      (0.26)     (0.14)      (0.40)        --          (2.61)     (2.61)  22.88   (1.58)   106,319
  10/31/17     22.88      (0.24)      7.97        7.73         --             --         --   30.61   33.78    118,151
                                                                           Class W
                                                                           -------
  10/31/13    $19.29     $(0.07)    $ 6.12(4)   $ 6.05        $--         $(0.86)    $(0.86) $24.48   32.80%  $  2,490
  10/31/14     24.48      (0.08)      4.48        4.40         --          (1.27)     (1.27)  27.61   18.78      8,109
  10/31/15     27.61      (0.08)      0.88        0.80         --          (1.64)     (1.64)  26.77    3.15     16,475
  10/31/16     26.77      (0.08)     (0.15)      (0.23)        --          (2.61)     (2.61)  23.93   (0.82)     8,368
  10/31/17     23.93      (0.05)      8.39        8.34         --             --         --   32.27   34.85     15,342

                  Ratio
                 of net
               investment
  Ratio of       income
  expenses      (loss) to
 to average      average    Portfolio
net assets(3) net assets(3) Turnover
------------- ------------- ---------





    1.72%(6)   (0.38)%(6)      124%(5)
    1.66(6)    (0.46)(6)        57
    1.66       (0.43)           82
    1.67       (0.47)           38
    1.65       (0.26)           68


    2.37%(6)   (1.04)%(6)      124%(5)
    2.32(6)    (1.12)(6)        57
    2.31       (1.08)           82
    2.32       (1.12)           38
    2.30       (0.91)           68


    1.52%(6)   (0.32)%(6)      124%(5)
    1.52(6)    (0.31)(6)        57
    1.52(6)    (0.29)(6)        82
    1.52(6)    (0.31)(6)        38
    1.52(6)    (0.18)(6)        68

--------
#  See Note 1
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                     10/31/13 10/31/14 10/31/15 10/31/16 10/31/17
                                     -------- -------- -------- -------- --------
Focused Alpha Large-Cap Fund Class A   0.00%    0.00%    0.00%    0.00%    0.00%
Focused Alpha Large-Cap Fund
 Class C............................   0.00     0.00     0.00     0.00     0.00
Focused Alpha Large-Cap Fund
 Class W............................   0.00     0.00     0.00     0.00     0.00

(4)Includes the effect of a merger.
(5)Excludes purchases/sales due to fund merger.
(6)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                 10/31/13 10/31/14 10/31/15 10/31/16 10/31/17
                                 -------- -------- -------- -------- --------
  Focused Alpha Large-Cap Fund
   Class A......................   0.00%   (0.01)%    -- %     -- %     -- %
  Focused Alpha Large-Cap Fund
   Class C......................   0.03    (0.02)      --       --       --
  Focused Alpha Large-Cap Fund
   Class W......................   1.13     0.13     0.02     0.08     0.01

See Notes to Financial Statements

        SunAmerica Specialty Series
        FINANCIAL HIGHLIGHTS -- (continued)

                                   Net gain
                                   (loss) on
                Net               investments                                                 Net               Net
               Asset      Net        (both               Distributions Distributions         Asset            Assets
               Value   investment  realized   Total from   from net      from net     Total  Value            end of
             beginning   income       and     investment  investment     realized    Distri- end of   Total   period
Period Ended of period (loss)(1)  unrealized) operations    income         gains     butions period Return(2) (000's)
------------ --------- ---------- ----------- ---------- ------------- ------------- ------- ------ --------- --------

                                                              AIG FOCUSED MULTI-CAP GROWTH FUND#
                                                              ----------------------------------
                                                                           Class A
                                                                           -------
  10/31/13    $21.52     $(0.19)     $5.95(4)   $5.76         $--         $(2.50)    $(2.50) $24.78   30.45%  $418,071
  10/31/14     24.78      (0.28)      3.77       3.49          --          (1.05)     (1.05)  27.22   14.70    462,483
  10/31/15     27.22      (0.26)      0.73       0.47          --          (0.84)     (0.84)  26.85    1.87    441,345
  10/31/16     26.85      (0.25)      0.43       0.18          --          (3.27)     (3.27)  23.76    0.75    369,683
  10/31/17     23.76      (0.25)      8.52       8.27          --          (0.39)     (0.39)  31.64   35.38    456,940
                                                                           Class C
                                                                           -------
  10/31/13    $21.42     $(0.33)     $5.91(4)   $5.58         $--         $(2.50)    $(2.50) $24.50   29.66%  $ 72,132
  10/31/14     24.50      (0.45)      3.71       3.26          --          (1.05)     (1.05)  26.71   13.90    103,900
  10/31/15     26.71      (0.43)      0.71       0.28          --          (0.84)     (0.84)  26.15    1.17     99,519
  10/31/16     26.15      (0.39)      0.41       0.02          --          (3.27)     (3.27)  22.90    0.09     81,943
  10/31/17     22.90      (0.41)      8.17       7.76          --          (0.39)     (0.39)  30.27   34.47     90,491
                                                                           Class W
                                                                           -------
  10/31/13    $21.55     $(0.18)     $6.01(4)   $5.83         $--         $(2.50)    $(2.50) $24.88   30.76%  $ 30,710
  10/31/14     24.88      (0.24)      3.78       3.54          --          (1.05)     (1.05)  27.37   14.85     54,920
  10/31/15     27.37      (0.21)      0.73       0.52          --          (0.84)     (0.84)  27.05    2.05     56,840
  10/31/16     27.05      (0.21)      0.43       0.22          --          (3.27)     (3.27)  24.00    0.91     30,065
  10/31/17     24.00      (0.20)      8.62       8.42          --          (0.39)     (0.39)  32.03   35.65     45,470

                  Ratio
                 of net
               investment
  Ratio of       income
  expenses      (loss) to
 to average      average     Portfolio
net assets(3) net assets(3)  Turnover
------------- -------------  ---------





    1.71%(6)      (0.87)%(6)    107%(5)
    1.65          (1.10)         65
    1.67          (0.97)        103
    1.68          (1.07)         29
    1.66          (0.93)         66


    2.37%(6)      (1.58)%(6)    107%(5)
    2.37(6)       (1.82)(6)      65
    2.33(6)       (1.64)(6)     103
    2.33          (1.72)         29
    2.32          (1.59)         66


    1.52%(6)      (0.85)%(6)    107%(5)
    1.50(6)       (0.98)(6)      65
    1.47          (0.78)        103
    1.51          (0.86)         29
    1.48          (0.75)         66

--------
#  See Note 1
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                    10/31/13 10/31/14 10/31/15 10/31/16 10/31/17
                                    -------- -------- -------- -------- --------
Focused Multi-Cap Fund Class A.....   0.00%    0.00%    0.00%    0.00%    0.00%
Focused Multi-Cap Fund Class C.....   0.00     0.00     0.00     0.00     0.00
Focused Multi-Cap Fund Class W.....   0.00     0.00     0.00     0.00     0.00

(4)Includes the effect of a merger.
(5)Excludes purchases/sales due to fund merger.
(6)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                             10/31/13 10/31/14 10/31/15
                                             -------- -------- --------
         Focused Multi-Cap Fund Class A.....  (0.01)%    -- %     -- %
         Focused Multi-Cap Fund Class C.....   0.03    (0.03)   (0.00)
         Focused Multi-Cap Fund Class W.....   0.01    (0.05)      --

See Notes to Financial Statements

        SunAmerica Specialty Series
        FINANCIAL HIGHLIGHTS -- (continued)

                               Net gain
                               (loss) on
            Net               investments                                              Net                    Net
           Asset                 (both               Dividends  Distributions         Asset                 Assets    Ratio of
           Value      Net      realized   Total from  from net      from       Total  Value                 end of    expenses
 Period  beginning investment     and     investment investment net realized  Distri- end of    Total       period   to average
 Ended   of period income(1)  unrealized) operations   income       gains     butions period  Return(2)     (000's) net assets(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------      ------- -------------

                                                                AIG GLOBAL TRENDS FUND#+
                                                                ------------------------
                                                                         Class A
                                                                         -------
10/31/13  $14.47     $(0.27)    $ 1.03      $ 0.76      $--        $   --     $   --  $15.23    5.25%(4)(6) $66,702     1.85%
10/31/14   15.23      (0.26)      0.06       (0.20)      --         (1.49)     (1.49)  13.54   (1.39)        35,293     1.86
10/31/15   13.54      (0.25)      0.44        0.19       --         (0.20)     (0.20)  13.53    1.42         31,504     1.86
10/31/16   13.53      (0.20)     (0.26)      (0.46)      --         (0.50)     (0.50)  12.57   (3.42)        32,309     1.86
10/31/17   12.57      (0.15)      1.49        1.34       --            --         --   13.91   10.66         31,860     1.86
                                                                         Class C
                                                                         -------
10/31/13  $14.39     $(0.37)    $ 1.03      $ 0.66      $--        $   --     $   --  $15.05    4.59%(4)    $23,535     2.48%(5)
10/31/14   15.05      (0.35)      0.07       (0.28)      --         (1.49)     (1.49)  13.28   (1.99)        11,428     2.51
10/31/15   13.28      (0.33)      0.43        0.10       --         (0.20)     (0.20)  13.18    0.77          7,984     2.51
10/31/16   13.18      (0.29)     (0.24)      (0.53)      --         (0.50)     (0.50)  12.15   (4.06)         4,597     2.51
10/31/17   12.15      (0.23)      1.44        1.21       --            --         --   13.36    9.96          3,720     2.51
                                                                         Class W
                                                                         -------
10/31/13  $14.49     $(0.24)    $ 1.04      $ 0.80      $--        $   --     $   --  $15.29    5.52%(4)(6) $10,668     1.60%(5)
10/31/14   15.29      (0.23)      0.07       (0.16)      --         (1.49)     (1.49)  13.64   (1.09)         6,755     1.66
10/31/15   13.64      (0.23)      0.44        0.21       --         (0.20)     (0.20)  13.65    1.56          2,717     1.66
10/31/16   13.65      (0.18)     (0.26)      (0.44)      --         (0.50)     (0.50)  12.71   (3.24)         1,427     1.66
10/31/17   12.71      (0.13)      1.52        1.39       --            --         --   14.10   10.94            993     1.67

    Ratio
   of net
 investment
  income to
   average    Portfolio
net assets(3) Turnover
------------- ---------





    (1.74)%       0%
    (1.82)        0
    (1.79)        0
    (1.59)        0
    (1.13)        0


    (2.38)%       0%
    (2.47)        0
    (2.44)        0
    (2.25)        0
    (1.80)        0


    (1.48)%       0%
    (1.62)        0
    (1.59)        0
    (1.40)        0
    (0.96)        0

--------
#  Consolidated (see Note 2)
+  See Note 1
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                         10/31/13 10/31/14 10/31/15 10/31/16 10/31/17
                                         -------- -------- -------- -------- --------
Global Trends Fund Class A..............   0.28%    0.47%    0.58%    0.58%    0.74%
Global Trends Fund Class C..............   0.25     0.43     0.66     0.79     0.93
Global Trends Fund Class W..............   0.26     0.47     0.84     1.22     1.59

(4)The Fund's performance figure was increased by 0.35% for Class A, Class C and Class W, from a reimbursement by an affiliate.
(5)Includes a reimbursement of expenses from a prior year of 0.01% and 0.02% for Class C and Class W, respectively.
(6)The Fund's performance figure was increased by 0.07% for Class A and Class W for a reimbursement of expenses from a prior year.

See Notes to Financial Statements

        SunAmerica Specialty Series
        FINANCIAL HIGHLIGHTS -- (continued)

                                   Net gain
                                   (loss) on
                Net               investments                                              Net                Net
               Asset                 (both               Dividends  Distributions         Asset             Assets    Ratio of
               Value      Net      realized   Total from  from net      from       Total  Value             end of    expenses
             beginning investment     and     investment investment net realized  Distri- end of   Total    period   to average
Period Ended of period income(1)  unrealized) operations   income       gains     butions period Return(2)  (000's) net assets(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------  ------- -------------

                                                                AIG INCOME EXPLORER FUND+
                                                                -------------------------
                                                                         Class A
                                                                         -------
 07/02/13@-
 10/31/13     $15.00     $0.20      $ 0.55      $ 0.75     $(0.19)     $   --     $(0.19) $15.56    5.03%   $21,475     1.72%(3)
 10/31/14      15.56      0.72        0.39        1.11      (0.71)         --      (0.71)  15.96    7.28     23,620     1.72
 10/31/15      15.96      0.70       (1.39)      (0.69)     (0.71)      (0.64)     (1.35)  13.92   (4.38)    20,062     1.72
 10/31/16      13.92      0.62        0.60        1.22      (0.64)         --      (0.64)  14.50    9.10     22,195     1.72
 10/31/17      14.50      0.65        1.23        1.88      (0.57)         --      (0.57)  15.81   13.21(5)  31,625     1.72
                                                                         Class C
                                                                         -------
 07/02/13@-
 10/31/13     $15.00     $0.17      $ 0.55      $ 0.72     $(0.16)     $   --     $(0.16) $15.56    4.81%   $   190     2.37%(3)
 10/31/14      15.56      0.52        0.49        1.01      (0.63)         --      (0.63)  15.94    6.58      2,860     2.37
 10/31/15      15.94      0.60       (1.38)      (0.78)     (0.62)      (0.64)     (1.26)  13.90   (5.00)     3,110     2.37
 10/31/16      13.90      0.52        0.61        1.13      (0.55)         --      (0.55)  14.48    8.42      3,307     2.37
 10/31/17      14.48      0.55        1.22        1.77      (0.47)         --      (0.47)  15.78   12.43(5)   4,954     2.37
                                                                         Class W
                                                                         -------
 07/02/13@-
 10/31/13     $15.00     $0.22      $ 0.54      $ 0.76     $(0.20)     $   --     $(0.20) $15.56    5.10%   $   105     1.52%(3)
 10/31/14      15.56      0.65        0.49        1.14      (0.74)         --      (0.74)  15.96    7.51        502     1.52
 10/31/15      15.96      0.73       (1.40)      (0.67)     (0.74)      (0.64)     (1.38)  13.91   (4.26)       410     1.52
 10/31/16      13.91      0.63        0.63        1.26      (0.67)         --      (0.67)  14.50    9.38        505     1.52
 10/31/17      14.50      0.54        1.37        1.91      (0.60)         --      (0.60)  15.81   13.44(5)   7,927     1.52

    Ratio
   of net
 investment
  income to
   average    Portfolio
net assets(4) Turnover
------------- ---------






    4.22%(3)     13%
    4.55         51
    4.76         50
    4.42         54
    4.30         49



    3.39%(3)     13%
    3.53         51
    4.11         50
    3.75         54
    3.65         49



    4.36%(3)     13%
    4.37         51
    4.92         50
    4.65         54
    3.95         49

--------
@  Commencement of operations.
+  See Note 1
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized.
(4)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                         10/31/13(3) 10/31/14 10/31/15 10/31/16 10/31/17
                                         ----------- -------- -------- -------- --------
Income Explorer Fund Class A............     3.80%     0.40%    0.42%    0.52%    0.40%
Income Explorer Fund Class C............    44.66      0.82     0.75     0.97     0.56
Income Explorer Fund Class W............    53.79      3.71     2.94     4.00     0.71

(5)The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

        SunAmerica Specialty Series
        FINANCIAL HIGHLIGHTS -- (continued)

                                   Net gain
                                   (loss) on
                Net               investments                                              Net               Net
               Asset                 (both               Dividends  Distributions         Asset            Assets    Ratio of
               Value      Net      realized   Total from  from net      from       Total  Value            end of    expenses
             beginning investment     and     investment investment net realized  Distri- end of   Total   period   to average
Period Ended of period income(1)  unrealized) operations   income       gains     butions period Return(2) (000's) net assets(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                   AIG SMALL-CAP FUND+
                                                                   -------------------
                                                                         Class A
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.08)     $0.57      $0.49       $--        $   --     $   --  $15.49    3.27%  $50,123     1.72%(3)
 10/31/15      15.49      (0.13)      1.06       0.93        --            --         --   16.42    6.00    51,789     1.72
 10/31/16      16.42      (0.10)      0.75       0.65        --         (1.32)     (1.32)  15.75    4.61    42,739     1.72
 10/31/17      15.75      (0.14)      5.22       5.08        --         (0.52)     (0.52)  20.31   32.76    48,384     1.72
                                                                         Class C
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.15)     $0.56      $0.41       $--        $   --     $   --  $15.41    2.73%  $   256     2.37%(3)
 10/31/15      15.41      (0.23)      1.06       0.83        --            --         --   16.24    5.39       541     2.37
 10/31/16      16.24      (0.19)      0.72       0.53        --         (1.32)     (1.32)  15.45    3.87       811     2.37
 10/31/17      15.45      (0.26)      5.11       4.85        --         (0.52)     (0.52)  19.78   31.89     1,944     2.37
                                                                         Class W
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.06)     $0.57      $0.51       $--        $   --     $   --  $15.51    3.40%  $   113     1.52%(3)
 10/31/15      15.51      (0.10)      1.07       0.97        --            --         --   16.48    6.25       110     1.52
 10/31/16      16.48      (0.07)      0.75       0.68        --         (1.32)     (1.32)  15.84    4.79       341     1.52
 10/31/17      15.84      (0.12)      5.26       5.14        --         (0.52)     (0.52)  20.46   32.96     8,230     1.52

    Ratio
   of net
 investment
  income to
   average     Portfolio
net assets(4)  Turnover
-------------  ---------






    (0.76)%(3)    61%
    (0.79)        88
    (0.66)        67
    (0.79)        65



    (1.46)%(3)    61%
    (1.47)        88
    (1.33)        67
    (1.48)        65



    (0.57)%(3)    61%
    (0.59)        88
    (0.47)        67
    (0.70)        65

--------
@  Commencement of operations.
+  See Note 1
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized.
(4)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                         10/31/14(3) 10/31/15 10/31/16 10/31/17
                                         ----------- -------- -------- --------
Small Cap Fund Class A..................     0.26%     0.33%    0.26%    0.29%
Small Cap Fund Class C..................    12.36      4.32     2.27     0.96
Small Cap Fund Class W..................    18.46     13.86     5.01     0.50

See Notes to Financial Statements

        SunAmerica Specialty Series -- AIG Commodity Strategy Fund# CONSOLIDATED PORTFOLIO PROFILE -- October 31, 2017@ -- (unaudited)

Industry Allocation*

  Repurchase Agreements...............................................  75.5%
  U.S. Government Agencies............................................   9.0
  United States Treasury Notes........................................   8.4
  Investment Companies................................................   1.1
  Federal Farm Credit Bank............................................   0.5
                                                                       -----
  Total Investments...................................................  94.5
  Other assets less liabilities (including futures, options and swaps
   contracts).........................................................   5.5
                                                                       -----
  Net Assets.......................................................... 100.0%
                                                                       =====

--------
* Calculated as a percentage of net assets
# See Note 1

Credit Quality+**

                                  Aaa. 100.0%
                                       =====

--------
@ Consolidated (See Note 2)
+ Source: Moody's
** Calculated as a percentage of total debt issues, excluding short-term securities.

        SunAmerica Specialty Series -- AIG Commodity Strategy Fund# CONSOLIDATED PORTFOLIO OF INVESTMENTS -- October 31, 2017@

                                                      Shares/
                                                     Principal    Value
                  Security Description                Amount     (Note 3)
     ---------------------------------------------------------------------
     U.S. GOVERNMENT AGENCIES -- 0.5%
     Federal Farm Credit Bank FRS -- 0.5%
       1.16% (1 USFREF + 0.00%)
        due 08/08/2019 (cost $200,000).............. $  200,000 $  199,965
                                                                ----------
     U.S. GOVERNMENT TREASURIES -- 8.4%
     United States Treasury Notes FRS -- 8.4%
       1.18% (3 UTBMM + 0.05%)
        due 10/31/2019..............................  1,500,000  1,499,188
       1.19% (3 UTBMM + 0.06%)
        due 07/31/2019..............................    200,000    200,070
       1.20% (3 UTBMM + 0.07%)
        due 04/30/2019..............................    600,000    600,405
       1.32% (3 UTBMM + 0.19%)
        due 04/30/2018..............................  1,000,000  1,001,131
                                                                ----------
     Total U.S. Government Treasuries
        (cost $3,300,480)...........................             3,300,794
                                                                ----------
     COMMON STOCKS -- 1.1%
     Investment Companies -- 1.1%
       Uranium Participation Corp.+(1)
        (cost $587,808).............................    153,824    418,512
                                                                ----------
     OPTIONS - PURCHASED -- 0.0%
       Exchange Traded Purchased Call Options(1)(4).         26     26,560
       Over the Counter Purchased Put Options(1)(5).      4,489          0
                                                                ----------
     Total Options -- Purchased
        (cost $35,231)..............................                26,560
                                                                ----------
     Total Long-Term Investment Securities
        (cost $4,123,519)...........................             3,945,831
                                                                ----------
     SHORT-TERM INVESTMENT SECURITIES -- 9.0%
     U.S. Government Agencies -- 9.0%
       Federal Home Loan Bank.......................
        1.06% due 12/04/2017........................    650,000    649,381
        1.08% due 11/09/2017........................    300,000    299,933
        1.12% due 12/01/2017........................    600,000    599,480
        1.16% due 01/12/2018........................    500,000    498,880
        1.16% due 01/24/2018........................    300,000    299,216
        1.16% due 01/26/2018........................  1,199,000  1,195,791
                                                                ----------
     Total Short-Term Investment Securities
        (cost $3,542,563)...........................             3,542,681
                                                                ----------

                                                   Principal    Value
                Security Description                Amount     (Note 3)
      ------------------------------------------------------------------
      REPURCHASE AGREEMENTS -- 75.5%
        Bank of America Securities LLC Joint
         Repurchase Agreement(2)................. $2,440,000  $ 2,440,000
        Bank of America Securities LLC Joint
         Repurchase Agreement(1)(2)..............    455,000      455,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(2)............................  3,810,000    3,810,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(1)(2).........................    715,000      715,000
        BNP Paribas SA Joint Repurchase
         Agreement(2)............................  6,480,000    6,480,000
        BNP Paribas SA Joint Repurchase
         Agreement(1)(2).........................  1,215,000    1,215,000
        Deutsche Bank AG Joint Repurchase
         Agreement(2)............................  3,780,000    3,780,000
        Deutsche Bank AG Joint Repurchase
         Agreement(1)(2).........................    710,000      710,000
        RBS Securities, Inc. Joint Repurchase
         Agreement(2)............................  8,555,000    8,555,000
        RBS Securities, Inc. Joint Repurchase
         Agreement(1)(2).........................  1,620,000    1,620,000
                                                              -----------
      Total Repurchase Agreements
         (cost $29,780,000)......................              29,780,000
                                                              -----------
      TOTAL INVESTMENTS
         (cost $37,446,082)(3)...................       94.5%  37,268,512
      Other assets less liabilities..............        5.5    2,152,386
                                                  ----------  -----------
      NET ASSETS                                       100.0% $39,420,898
                                                  ==========  ===========

--------
#  See Note 1
@  Consolidated (see Note 2)
+  Non-income producing security
(1)The security is owned by the AIG Commodity Strategy Cayman Fund, Ltd., which is a wholly-owned subsidiary of the AIG Commodity Strategy Fund.
(2)See Note 3 for details of Joint Repurchase Agreements.
(3)See Note 6 for cost of investments on a tax basis.
FRS-- Floating Rate Security

The rates shown on FRS are the current interest rates at October 31, 2017 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 USFREF - 1 Month US Federal Funds Effective Rate (continuous series) 3 UTBMM - 3 Month US Treasury 3 Month Bill Money Market Yield

(4)Call Options - Purchased

Exchange Traded Purchased Call Options(a)
--------------------------------------------------------------------------------------------------------------------
                                                                                           Value at     Unrealized
                                         Expiration  Strike    No. of   Notional Premiums October 31,  Appreciation
      Issue            Counterparty        Month     Price    Contracts Amount*    Paid      2017     (Depreciation)
------------------ --------------------- ---------- --------- --------- -------- -------- ----------- --------------
Corn Futures       Morgan Stanley & Co.    Dec-17   $  360.00    11     $190,163 $ 1,359    $   550       $ (809)
Brent Oil Futures  Morgan Stanley & Co.    Mar-18   $   63.00    9       547,740  11,250     13,860        2,610
Aluminium Futures  Morgan Stanley & Co.    Mar-18   $2,200.00    6        12,150  12,150     12,150           --
                                                                 --     -------- -------    -------       ------
                                                                 26     $750,053 $24,759    $26,560       $1,801
                                                                 ==     ======== =======    =======       ======

--------
* Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

        SunAmerica Specialty Series -- AIG Commodity Strategy Fund# CONSOLIDATED PORTFOLIO OF INVESTMENTS -- October 31, 2017@ -- (continued)

(5)Put Options - Purchased

Over the Counter Purchased Put
Options(a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Value at
                                                          Expiration Strike   No. of   Notional Premiums October 31,
           Issue                    Counterparty            Month    Price   Contracts Amount*    Paid      2017
---------------------------  ---------------------------- ---------- ------- --------- -------- -------- -----------
Bloomberg Industrial Metals
Subindex                     Goldman Sachs International    Nov-17   $109.00   4,489   $595,523 $10,472      $0
                                                                               =====   ======== =======      ==

Over the Counter Purchased Put
Options(a)
----------------------------------------------------------------------------------------------------------------------------------
                               Unrealized
                              Appreciation
           Issue             (Depreciation)
---------------------------  --------------
Bloomberg Industrial Metals
Subindex                        $(10,472)
                                ========

--------
* Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

Exchange Traded Written Call Options(a)
-----------------------------------------------------------------------------------------------------------------
                                                                                        Value at     Unrealized
                                         Expiration Strike  No. of   Notional Premiums October 31,  Appreciation
      Issue            Counterparty        Month    Price  Contracts Amount** Received    2017     (Depreciation)
------------------ --------------------- ---------- ------ --------- -------- -------- ----------- --------------
Aluminium Futures  Morgan Stanley & Co.    Mar-18   $2,500    6      $ 12,150  $2,603*   $2,603       $     0
Brent Oil Futures  Morgan Stanley & Co.    Mar-18    67.00    9       547,740   3,690*    4,770        (1,080)
                                                              --     --------  ------    ------       -------
                                                              15     $559,890  $6,293    $7,373       $(1,080)
                                                              ==     ========  ======    ======       =======

--------
*  Represents value at trade date
** Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

Futures Contracts(a)
------------------------------------------------------------------------------------------
                                                                               Unrealized
Number of                                               Notional   Notional   Appreciation
Contracts Type      Description      Expiration Month    Basis*     Value*   (Depreciation)
--------- ----- -------------------- ----------------  ---------- ---------- --------------
   11     Short Aluminum Futures      December 2017    $  520,871 $  591,938   $ (71,067)
   53     Long  Aluminum Futures      December 2017     2,718,038  2,852,063     134,025
   10     Short Aluminum Futures      December 2018       519,310    551,250     (31,940)
   43     Long  Brent Crude Futures   November 2017     2,434,610  2,620,420     185,810
   15     Long  Brent Crude Futures   December 2017       856,130    909,900      53,770
   5      Short Brent Crude Futures    October 2018       257,800    292,350     (34,550)
   5      Short Brent Crude Futures    October 2020       271,900    280,300      (8,400)
   4      Long  Cocoa Futures            March 2018        84,700     83,560      (1,140)
   15     Long  Coffee Futures           March 2018       743,513    723,375     (20,138)
   14     Long  Copper Futures        December 2017     2,373,913  2,390,938      17,025
   118    Long  Corn Futures          December 2017     2,243,025  2,039,925    (203,100)
   11     Short Corn Futures              July 2018       209,225    206,800       2,425
   2      Long  Cotton Futures           March 2018        67,560     68,340         780
   1      Long  Gasoil Futures         January 2018        52,750     54,675       1,925
   13     Long  Gasoline Futures      December 2017       892,874    935,025      42,151
   4      Short Gasoline Futures      February 2018       258,048    289,968     (31,920)
   9      Long  Gold Futures          December 2017     1,128,120  1,143,450      15,330
   14     Long  Heating Oil Futures   December 2017     1,056,476  1,105,675      49,199
   3      Long  Lead Futures          December 2017       176,685    180,675       3,990
   6      Long  Lean Hogs Futures     December 2017       141,790    163,200      21,410
   2      Long  Natural Gas Futures   December 2017        67,740     60,520      (7,220)
   34     Long  Natural Gas Futures    January 2018     1,128,640  1,030,200     (98,440)
   22     Long  Natural Gas Futures      March 2018       639,320    629,640      (9,680)
   1      Short Natural Gas Futures   December 2019        28,370     31,140      (2,770)
   1      Short Natural Gas Futures    January 2020        28,370     30,900      (2,530)
   1      Short Natural Gas Futures   February 2020        28,370     30,350      (1,980)
   1      Short Natural Gas Futures      March 2020        28,370     27,380         990
   1      Short Natural Gas Futures      April 2020        28,370     27,120       1,250
   1      Short Natural Gas Futures        May 2020        28,370     27,360       1,010

        SunAmerica Specialty Series -- AIG Commodity Strategy Fund# CONSOLIDATED PORTFOLIO OF INVESTMENTS -- October 31, 2017@ -- (continued)

Futures Contracts(a)
-------------------------------------------------------------------------------------------
                                                                                Unrealized
Number of                                                Notional   Notional   Appreciation
Contracts Type      Description       Expiration Month    Basis*     Value*   (Depreciation)
--------- ----- --------------------- ----------------  ---------- ---------- --------------
   1      Short Natural Gas Futures        June 2020    $   28,370 $   27,630    $    740
   1      Short Natural Gas Futures        July 2020        28,370     27,750         620
   1      Short Natural Gas Futures      August 2020        28,370     27,750         620
   1      Short Natural Gas Futures   September 2020        28,370     28,010         360
   1      Short Natural Gas Futures     October 2020        28,370     28,690        (320)
   1      Short Natural Gas Futures    November 2020        28,370     30,190      (1,820)
   15     Long  Nickel Futures         December 2017     1,038,088  1,104,975      66,887
   13     Long  Silver Futures         December 2017     1,101,067  1,085,045     (16,022)
   26     Long  Soybean Futures         January 2018     1,277,062  1,280,175       3,113
   35     Long  Soybean Meal Futures   December 2017     1,044,830  1,091,300      46,470
   32     Long  Soybean Oil Futures    December 2017       628,194    667,200      39,006
   27     Long  Sugar Futures          February 2018       444,024    445,738       1,714
   26     Long  Sugar Futures             April 2018       417,312    431,558      14,246
   12     Long  Wheat Futures          December 2017       292,500    251,100     (41,400)
   19     Long  Wheat Futures          December 2017       438,063    395,675     (42,388)
   23     Long  WTI Crude Futures       January 2018     1,192,200  1,257,870      65,670
   13     Long  WTI Crude Futures      November 2018       676,739    689,000      12,261
   17     Long  Zinc Futures           December 2017     1,249,206  1,398,250     149,044
   17     Short Zinc Futures           December 2017     1,349,554  1,398,250     (48,696)
   10     Long  Zinc Futures              March 2018       797,313    811,750      14,437
                                                                                 --------
                                                                                 $270,757
                                                                                 ========

--------
* Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

Over the
Counter Total
Return Swap
Contracts(a)+
----------------------------------------------------------------------------------------------------------------------------------
              Notional
   Swap        Amount   Maturity  Payments Received (Paid) by the Total Return Received or Paid by  Upfront Premiums
Counterparty  (000's)     Date          Portfolio/Frequency             Portfolio/Frequency         Paid/(Received)
------------- -------- ---------- ------------------------------- --------------------------------  ----------------
Goldman       $   244  11/29/2017   $17.11 per oz./At Maturity     LBMA Silver Price/At Maturity          $--
Sachs
International

Barclays          249  02/15/2018        (0.300)%/Monthly             Bloomberg Soybean Meal               --
                                                                         Subindex/Monthly

Barclays          207  03/29/2018        (0.000)%/Monthly           Bloomberg Industrial Metals            --
                                                                         Subindex/Monthly

Goldman           230  03/29/2018        (0.150)%/Monthly           S&P GSCI Industrial Metals             --
Sachs                                                               Excess Return Index/Monthly
International

JPMorgan          483  03/29/2018        (0.200)%/Monthly          S&P GSCI Grains Index Excess            --
                                                                          Return/Monthly

JPMorgan       12,329  03/29/2018        (0.090)%/Monthly            Bloomberg Commodity Index/            --
                                                                              Monthly

JPMorgan          568  04/30/2018        (0.070)%/Monthly            Bloomberg Silver Subindex/            --
                                                                              Monthly

JPMorgan          929  06/07/2018        (0.090)%/Monthly            Bloomberg Commodity Index/            --
                                                                              Monthly
                                                                                                          ---
                                                                                                          $--
                                                                                                          ===

Over the
Counter Total
Return Swap
Contracts(a)+
----------------------------------------------------------------------------------------------------------------------------------
                Unrealized
   Swap       Appreciation/
Counterparty  (Depreciation)
------------- --------------
Goldman          $(5,981)
Sachs
International

Barclays              --


Barclays              --


Goldman               --
Sachs
International

JPMorgan              --


JPMorgan              --


JPMorgan             579


JPMorgan              --

                 -------
                 $(5,402)
                 =======

--------
(a)The security is owned by the AIG Commodity Strategy Cayman Fund, Ltd. which is a wholly-owned subsidiary of the AIG Commodity Strategy Fund.
+ Illiquid security. At October 31, 2017, the aggregate value of these securities was $(5,402), representing 0.0% of net assets.
GSCI-- Goldman Sachs Commodity Index
LMBA-- London Bullion Market Association

        SunAmerica Specialty Series -- AIG Commodity Strategy Fund# CONSOLIDATED PORTFOLIO OF INVESTMENTS -- October 31, 2017@ -- (continued)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 3):

                                     Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                         Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                                     --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
U.S. Government Agencies............       $     --           $   199,965             $--           $   199,965
U.S. Government Treasuries..........             --             3,300,794              --             3,300,794
Common Stocks.......................        418,512                    --              --               418,512
Options -- Purchased:
 Exchange Traded Purchased Call
   Options..........................         26,560                    --              --                26,560
 Over the Counter Purchased Put
   Options..........................             --                     0              --                     0
Short-Term Investment Securities....             --             3,542,681              --             3,542,681
Repurchase Agreements...............             --            29,780,000              --            29,780,000
                                           --------           -----------             ---           -----------
Total Investments at Value..........       $445,072           $36,823,440             $--           $37,268,512
                                           ========           ===========             ===           ===========
Other Financial Instruments:+
Exchange Traded Written Call Options       $      0           $        --             $--           $         0
Futures Contracts...................        946,278                    --              --               946,278
Over the Counter Total Return Swap
 Contracts..........................             --                   579              --                   579
                                           --------           -----------             ---           -----------
Total Other Financial Instruments...       $946,278           $       579             $--           $   946,857
                                           ========           ===========             ===           ===========

LIABILITIES:
Other Financial Instruments:+
Exchange Traded Written Call Options       $  1,080           $        --             $--           $     1,080
Futures Contracts...................        675,521                    --              --               675,521
Over the Counter Total Return Swap
 Contracts..........................             --                 5,981              --                 5,981
                                           --------           -----------             ---           -----------
Total Other Financial Instruments...       $676,601           $     5,981             $--           $   682,582
                                           ========           ===========             ===           ===========

--------
#  See Note 1
@  Consolidated (see Note 2)
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SunAmerica Specialty Series -- AIG ESG Dividend Fund
        PORTFOLIO PROFILE -- October 31, 2017 -- (unaudited)

Industry Allocation*

                 Electronic Components-Semiconductors...   6.2%
                 Investment Management/Advisor Services.   5.9
                 Cosmetics & Toiletries.................   5.0
                 Transport-Services.....................   5.0
                 Consumer Products-Misc.................   4.9
                 Beverages-Non-alcoholic................   4.8
                 Office Automation & Equipment..........   4.7
                 Food-Misc./Diversified.................   4.5
                 Retail-Restaurants.....................   4.1
                 Insurance-Property/Casualty............   3.6
                 Medical-Drugs..........................   3.5
                 Computers..............................   3.4
                 Engines-Internal Combustion............   3.1
                 Retail-Consumer Electronics............   2.8
                 Finance-Other Services.................   2.7
                 Toys...................................   2.7
                 Networking Products....................   2.7
                 Auction Houses/Art Dealers.............   2.6
                 Computer Services......................   2.6
                 Medical-Biomedical/Gene................   2.4
                 Enterprise Software/Service............   2.4
                 Publishing-Books.......................   2.4
                 Theaters...............................   2.3
                 Commercial Services-Finance............   2.2
                 Retail-Mail Order......................   2.2
                 Dental Supplies & Equipment............   2.2
                 Electric-Integrated....................   2.2
                 Telephone-Integrated...................   1.9
                 Retail-Computer Equipment..............   1.8
                 Retail-Major Department Stores.........   1.7
                 Printing-Commercial....................   1.3
                                                         -----
                 Total Investments......................  99.8
                 Other assets less liabilities..........   0.2
                                                         -----
                 Net Assets............................. 100.0%
                                                         =====

--------
* Calculated as a percentage of net assets

        SunAmerica Specialty Series -- AIG ESG Dividend Fund
        PORTFOLIO OF INVESTMENTS -- October 31, 2017

                                                             Value
                    Security Description            Shares  (Note 3)
           ----------------------------------------------------------
           COMMON STOCKS -- 99.8%
           Auction Houses/Art Dealers -- 2.6%
             KAR Auction Services, Inc............. 14,292 $  676,440
                                                           ----------
           Beverages-Non-alcoholic -- 4.8%
             Dr Pepper Snapple Group, Inc..........  6,830    585,058
             PepsiCo, Inc..........................  5,870    647,050
                                                           ----------
                                                            1,232,108
                                                           ----------
           Commercial Services-Finance -- 2.2%
             Western Union Co...................... 28,939    574,729
                                                           ----------
           Computer Services -- 2.6%
             International Business Machines Corp..  4,288    660,609
                                                           ----------
           Computers -- 3.4%
             HP, Inc............................... 39,826    858,250
                                                           ----------
           Consumer Products-Misc. -- 4.9%
             Clorox Co.............................  5,239    662,891
             Kimberly-Clark Corp...................  5,349    601,816
                                                           ----------
                                                            1,264,707
                                                           ----------
           Cosmetics & Toiletries -- 5.0%
             Colgate-Palmolive Co..................  9,355    659,060
             Procter & Gamble Co...................  7,297    630,023
                                                           ----------
                                                            1,289,083
                                                           ----------
           Dental Supplies & Equipment -- 2.2%
             Patterson Cos., Inc................... 15,307    566,359
                                                           ----------
           Electric-Integrated -- 2.2%
             AES Corp.............................. 52,332    556,289
                                                           ----------
           Electronic Components-Semiconductors -- 6.2%
             Intel Corp............................ 17,033    774,831
             Texas Instruments, Inc................  8,421    814,227
                                                           ----------
                                                            1,589,058
                                                           ----------
           Engines-Internal Combustion -- 3.1%
             Cummins, Inc..........................  4,445    786,232
                                                           ----------
           Enterprise Software/Service -- 2.4%
             CA, Inc............................... 18,872    611,075
                                                           ----------
           Finance-Other Services -- 2.7%
             CME Group, Inc........................  5,048    692,434
                                                           ----------
           Food-Misc./Diversified -- 4.5%
             Campbell Soup Co...................... 13,738    650,769
             General Mills, Inc....................  9,847    511,256
                                                           ----------
                                                            1,162,025
                                                           ----------
           Insurance-Property/Casualty -- 3.6%
             First American Financial Corp......... 16,788    913,603
                                                           ----------
           Investment Management/Advisor Services -- 5.9%
             Legg Mason, Inc....................... 19,914    760,317
             T. Rowe Price Group, Inc..............  8,149    757,042
                                                           ----------
                                                            1,517,359
                                                           ----------
           Medical-Biomedical/Gene -- 2.4%
             Gilead Sciences, Inc..................  8,203    614,897
                                                           ----------
           Medical-Drugs -- 3.5%
             AbbVie, Inc...........................  9,957    898,619
                                                           ----------

                                                            Value
                   Security Description           Shares   (Note 3)
          -----------------------------------------------------------
          Networking Products -- 2.7%
            Cisco Systems, Inc................... 20,159  $   688,430
                                                          -----------
          Office Automation & Equipment -- 4.7%
            Pitney Bowes, Inc.................... 39,772      546,467
            Xerox Corp........................... 21,511      651,999
                                                          -----------
                                                            1,198,466
                                                          -----------
          Printing-Commercial -- 1.3%
            RR Donnelley & Sons Co............... 37,412      344,190
                                                          -----------
          Publishing-Books -- 2.4%
            John Wiley & Sons, Inc., Class A..... 11,028      602,680
                                                          -----------
          Retail-Computer Equipment -- 1.8%
            GameStop Corp., Class A.............. 24,385      455,756
                                                          -----------
          Retail-Consumer Electronics -- 2.8%
            Best Buy Co., Inc.................... 12,837      718,615
                                                          -----------
          Retail-Mail Order -- 2.2%
            Williams-Sonoma, Inc................. 11,028      569,045
                                                          -----------
          Retail-Major Department Stores -- 1.7%
            Nordstrom, Inc....................... 11,193      443,802
                                                          -----------
          Retail-Restaurants -- 4.1%
            Brinker International, Inc........... 12,070      370,791
            Dunkin' Brands Group, Inc............ 11,547      682,081
                                                          -----------
                                                            1,052,872
                                                          -----------
          Telephone-Integrated -- 1.9%
            CenturyLink, Inc..................... 25,782      489,600
                                                          -----------
          Theaters -- 2.3%
            Cinemark Holdings, Inc............... 15,882      577,152
                                                          -----------
          Toys -- 2.7%
            Hasbro, Inc..........................  7,461      690,814
                                                          -----------
          Transport-Services -- 5.0%
            C.H. Robinson Worldwide, Inc.........  8,312      652,741
            United Parcel Service, Inc., Class B.  5,266      618,913
                                                          -----------
                                                            1,271,654
                                                          -----------
          TOTAL INVESTMENTS
             (cost $24,561,867)(1)...............   99.8%  25,566,952
          Other assets less liabilities..........    0.2       62,732
                                                  ------  -----------
          NET ASSETS                               100.0% $25,629,684
                                                  ======  ===========

--------
(1)See Note 6 for cost of investments on a tax basis.

        SunAmerica Specialty Series -- AIG ESG Dividend Fund
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 3):

                        Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                            Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                        --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks..........      $25,566,952             $--                 $--           $25,566,952
                             ===========             ===                 ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Investments

        SunAmerica Specialty Series -- AIG Focused Alpha Large-Cap Fund# PORTFOLIO PROFILE -- October 31, 2017 -- (unaudited)

Industry Allocation*

                 E-Commerce/Products...................  11.8%
                 Diversified Banking Institutions......   7.2
                 Commercial Services-Finance...........   5.8
                 Medical-Drugs.........................   5.6
                 Banks-Super Regional..................   5.5
                 Medical-HMO...........................   5.3
                 Finance-Credit Card...................   5.2
                 E-Services/Consulting.................   5.2
                 Internet Content-Entertainment........   5.1
                 Electronic Components-Semiconductors..   5.1
                 Electric-Integrated...................   5.1
                 Cable/Satellite TV....................   5.1
                 Aerospace/Defense.....................   5.0
                 Oil Companies-Integrated..............   4.9
                 Transport-Rail........................   4.9
                 Medical-Biomedical/Gene...............   4.7
                 Coatings/Paint........................   4.2
                 Time Deposits.........................   3.9
                 Applications Software.................   3.1
                                                        -----
                 Total Investments..................... 102.7
                 Liabilities in excess of other assets.  (2.7)
                                                        -----
                 Net Assets............................ 100.0%
                                                        =====

--------
* Calculated as a percentage of net assets
# See Note 1

        SunAmerica Specialty Series -- AIG Focused Alpha Large-Cap Fund# PORTFOLIO OF INVESTMENTS -- October 31, 2017

                                                             Value
                   Security Description            Shares   (Note 3)
         -------------------------------------------------------------
         COMMON STOCKS -- 98.8%
         Aerospace/Defense -- 5.0%
           Lockheed Martin Corp................... 103,095 $31,769,755
                                                           -----------
         Applications Software -- 3.1%
           salesforce.com, Inc.+.................. 194,669  19,922,425
                                                           -----------
         Banks-Super Regional -- 5.5%
           US Bancorp............................. 646,037  35,131,492
                                                           -----------
         Cable/Satellite TV -- 5.1%
           Comcast Corp., Class A................. 898,578  32,375,765
                                                           -----------
         Coatings/Paint -- 4.2%
           Sherwin-Williams Co....................  68,132  26,922,360
                                                           -----------
         Commercial Services-Finance -- 5.8%
           PayPal Holdings, Inc.+................. 508,764  36,915,916
                                                           -----------
         Diversified Banking Institutions -- 7.2%
           Citigroup, Inc......................... 232,800  17,110,800
           JPMorgan Chase & Co.................... 289,323  29,108,787
                                                           -----------
                                                            46,219,587
                                                           -----------
         E-Commerce/Products -- 11.8%
           Alibaba Group Holding, Ltd. ADR+....... 213,464  39,467,359
           Amazon.com, Inc.+......................  32,317  35,719,334
                                                           -----------
                                                            75,186,693
                                                           -----------
         E-Services/Consulting -- 5.2%
           CDW Corp............................... 472,124  33,048,680
                                                           -----------
         Electric-Integrated -- 5.1%
           FirstEnergy Corp....................... 992,400  32,699,580
                                                           -----------
         Electronic Components-Semiconductors -- 5.1%
           NVIDIA Corp............................ 158,880  32,857,973
                                                           -----------
         Finance-Credit Card -- 5.2%
           Visa, Inc., Class A.................... 302,511  33,270,160
                                                           -----------

                                                     Shares/
                                                    Principal      Value
               Security Description                  Amount       (Note 3)
  --------------------------------------------------------------------------
  Internet Content-Entertainment -- 5.1%
    Facebook, Inc., Class A+......................     182,565  $ 32,872,654
                                                                ------------
  Medical-Biomedical/Gene -- 4.7%
    Gilead Sciences, Inc..........................     401,091    30,065,781
                                                                ------------
  Medical-Drugs -- 5.6%
    Pfizer, Inc...................................   1,027,100    36,010,126
                                                                ------------
  Medical-HMO -- 5.3%
    UnitedHealth Group, Inc.......................     162,008    34,057,322
                                                                ------------
  Oil Companies-Integrated -- 4.9%
    Suncor Energy, Inc............................     916,176    31,113,337
                                                                ------------
  Transport-Rail -- 4.9%
    Norfolk Southern Corp.........................     235,646    30,968,597
                                                                ------------
  Total Long-Term Investment Securities
     (cost $461,393,245)..........................               631,408,203
                                                                ------------
  SHORT-TERM INVESTMENT SECURITIES -- 3.9%
  Time Deposits -- 3.9%
    Euro Time Deposit with State Street Bank and
     Trust Co.
     0.12% due 11/01/2017
     (cost $25,277,000)........................... $25,277,000    25,277,000
                                                                ------------
  TOTAL INVESTMENTS
     (cost $486,670,245)(1).......................       102.7%  656,685,203
  Liabilities in excess of other assets...........        (2.7)  (17,396,792)
                                                   -----------  ------------
  NET ASSETS                                             100.0% $639,288,411
                                                   ===========  ============

--------
#  See Note 1
+  Non-income producing security
(1)See Note 6 for cost of investments on a tax basis.

ADR -- American Depositary Receipt

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 3):

                                  Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                      Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                                  --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks....................     $631,408,203         $        --             $--           $631,408,203
Short-Term Investment Securities.               --          25,277,000              --             25,277,000
                                      ------------         -----------             ---           ------------
Total Investments at Value.......     $631,408,203         $25,277,000             $--           $656,685,203
                                      ============         ===========             ===           ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SunAmerica Specialty Series -- AIG Focused Multi-Cap Growth Fund# PORTFOLIO PROFILE -- October 31, 2017 -- (unaudited)

Industry Allocation*

                E-Commerce/Products.....................  15.9%
                Commercial Services -- Finance..........   7.8
                Medical -- HMO..........................   7.2
                Time Deposits...........................   7.1
                Internet Content -- Entertainment.......   7.0
                Electronic Components -- Semiconductors.   7.0
                Resorts/Theme Parks.....................   7.0
                Finance -- Credit Card..................   7.0
                Aerospace/Defense.......................   6.7
                Coatings/Paint..........................   5.4
                Applications Software...................   4.3
                Auto -- Cars/Light Trucks...............   4.2
                Hotels/Motels...........................   3.7
                Insurance -- Property/Casualty..........   2.5
                Multimedia..............................   2.2
                Commercial Services.....................   2.1
                Diagnostic Kits.........................   2.0
                Professional Sports.....................   1.9
                Finance -- Investment Banker/Broker.....   1.7
                Enterprise Software/Service.............   0.5
                Food -- Canned..........................   0.5
                                                         -----
                Total investments....................... 103.7
                Liabilities in excess of other assets...  (3.7)
                                                         -----
                Net Assets.............................. 100.0%
                                                         =====

--------
* Calculated as a percentage of net assets
# See Note 1

        SunAmerica Specialty Series -- AIG Focused Multi-Cap Growth Fund# PORTFOLIO OF INVESTMENTS -- October 31, 2017


                                                          Value
                   Security Description         Shares   (Note 3)
            -------------------------------------------------------
            COMMON STOCKS -- 96.6%
            Aerospace/Defense -- 6.7%
              Lockheed Martin Corp............. 128,322 $39,543,707
                                                        -----------
            Applications Software -- 4.3%
              salesforce.com, Inc.+............ 246,946  25,272,454
                                                        -----------
            Auto-Cars/Light Trucks -- 4.2%
              Tesla, Inc.+.....................  75,664  25,084,886
                                                        -----------
            Coatings/Paint -- 5.4%
              Sherwin-Williams Co..............  80,164  31,676,805
                                                        -----------
            Commercial Services -- 2.1%
              CoStar Group, Inc.+..............  42,461  12,557,841
                                                        -----------
            Commercial Services-Finance -- 7.8%
              PayPal Holdings, Inc.+........... 637,026  46,222,607
                                                        -----------
            Diagnostic Kits -- 2.0%
              IDEXX Laboratories, Inc.+........  70,000  11,631,900
                                                        -----------
            E-Commerce/Products -- 15.9%
              Alibaba Group Holding, Ltd. ADR+. 267,181  49,399,095
              Amazon.com, Inc.+................  40,748  45,037,950
                                                        -----------
                                                         94,437,045
                                                        -----------
            Electronic Components-Semiconductors -- 7.0%
              NVIDIA Corp...................... 201,546  41,681,728
                                                        -----------
            Enterprise Software/Service -- 0.5%
              Benefitfocus, Inc.+..............  99,066   2,714,408
                                                        -----------
            Finance-Credit Card -- 7.0%
              Visa, Inc., Class A.............. 378,775  41,657,674
                                                        -----------
            Finance-Investment Banker/Broker -- 1.7%
              Charles Schwab Corp.............. 229,000  10,268,360
                                                        -----------
            Food-Canned -- 0.5%
              TreeHouse Foods, Inc.+...........  40,000   2,655,200
                                                        -----------
            Hotels/Motels -- 3.7%
              Hyatt Hotels Corp., Class A+..... 350,000  21,931,000
                                                        -----------

                                                     Shares/
                                                    Principal      Value
               Security Description                  Amount       (Note 3)
  --------------------------------------------------------------------------
  Insurance-Property/Casualty -- 2.5%
    Arch Capital Group, Ltd. +....................     150,000  $ 14,946,000
                                                                ------------
  Internet Content-Entertainment -- 7.0%
    Facebook, Inc., Class A+......................     231,593    41,700,636
                                                                ------------
  Medical-HMO -- 7.2%
    UnitedHealth Group, Inc.......................     202,634    42,597,719
                                                                ------------
  Multimedia -- 2.2%
    FactSet Research Systems, Inc.................      68,000    12,911,160
                                                                ------------
  Professional Sports -- 1.9%
    Manchester United PLC, Class A................     635,023    11,398,663
                                                                ------------
  Resort/Theme Parks -- 7.0%
    Vail Resorts, Inc.............................     182,000    41,681,640
                                                                ------------
  Total Long-Term Investment Securities
     (cost $349,508,327)..........................               572,571,433
                                                                ------------
  SHORT-TERM INVESTMENT SECURITIES -- 7.1%
  Time Deposits -- 7.1%
    Euro Time Deposit with State Street Bank and
     Trust Co.
     0.12% due 11/01/2017
     (cost $42,052,000)........................... $42,052,000    42,052,000
                                                                ------------
  TOTAL INVESTMENTS
     (cost $391,560,327)(1).......................       103.7%  614,623,433
  Liabilities in excess of other assets...........        (3.7)  (21,721,915)
                                                   -----------  ------------
  NET ASSETS                                             100.0% $592,901,518
                                                   ===========  ============

--------
+  Non-income producing security
#  See Note 1
(1)See Note 6 for cost of investments on a tax basis.

ADR -- American Depositary Receipt

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 3):

                                  Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                      Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                                  --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks....................     $572,571,433         $        --             $--            572,571,433
Short-Term Investment Securities.               --          42,052,000              --             42,052,000
                                      ------------         -----------             ---           ------------
Total Investments at Value.......     $572,571,433         $42,052,000             $--           $614,623,433
                                      ============         ===========             ===           ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SunAmerica Specialty Series -- AIG Global Trends Fund#
        CONSOLIDATED PORTFOLIO PROFILE -- October 31, 2017@ -- (unaudited)

Industry Allocation*

  Repurchase Agreements................................................ 97.4%
  Other assets less liabilities (including futures and forward foreign currency contracts).................................................  2.6
                                                                        ----
  Net Assets...........................................................  100%
                                                                        ====

--------
* Calculated as a percentage of net assets
@ Consolidated (see Note 2)
# See Note 1

        SunAmerica Specialty Series -- AIG Global Trends Fund#
        CONSOLIDATED PORTFOLIO OF INVESTMENTS -- October 31, 2017@

                                                       Principal    Value
                 Security Description                   Amount     (Note 3)
   ------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 97.4%
     Bank of America Securities LLC Joint Repurchase
      Agreement(1).................................... $2,755,000 $2,755,000
     Bank of America Securities LLC Joint Repurchase
      Agreement(1)(2).................................    710,000    710,000
     Barclays Capital, Inc. Joint Repurchase
      Agreement(1)....................................  4,310,000  4,310,000
     Barclays Capital, Inc. Joint Repurchase
      Agreement(1)(2).................................  1,110,000  1,110,000
     BNP Paribas SA Joint Repurchase
      Agreement(1)....................................  7,325,000  7,325,000
     BNP Paribas SA Joint Repurchase
      Agreement(1)(2).................................  1,890,000  1,890,000
     Deutsche Bank AG Joint Repurchase
      Agreement(1)....................................  4,270,000  4,270,000
     Deutsche Bank AG Joint Repurchase
      Agreement(1)(2).................................  1,100,000  1,100,000

                                                  Principal    Value
                Security Description               Amount     (Note 3)
       ----------------------------------------------------------------
         RBS Securities, Inc. Joint Repurchase
          Agreement(1).......................... $9,665,000  $ 9,665,000
         RBS Securities, Inc. Joint Repurchase
          Agreement(1)(2).......................  2,500,000    2,500,000
                                                             -----------
       Total Repurchase Agreements
          (cost $35,635,000)....................              35,635,000
                                                             -----------
       TOTAL INVESTMENTS
          (cost $35,635,000)(3).................       97.4%  35,635,000
       Other assets less liabilities............        2.6      937,995
                                                 ----------  -----------
       NET ASSETS                                     100.0% $36,572,995
                                                 ==========  ===========

--------
#  See Note 1
@  Consolidated (see Note 2)
(1)See Note 3 for details of Joint Repurchase Agreements.
(2)The security is owned by the AIG Global Trends Cayman Fund Ltd. which is a wholly-owned subsidiary of the AIG Global Trends Fund.
(3)See Note 6 for cost of investments on a tax basis.

Futures Contracts
----------------------------------------------------------------------------------------------
                                                                                  Unrealized
Number of                                                  Notional   Notional   Appreciation
Contracts Type           Description     Expiration Month   Basis*     Value*   (Depreciation)
--------- ---- ----------------------    ---------------- ---------- ---------- --------------
   30     Long Copper Future(a)           December 2017   $2,231,225 $2,325,750    $ 94,525
   49     Long KOSPI 200 Index            December 2017    3,625,887  3,656,357      30,470
   48     Long Russell 2000 E-Mini Index  December 2017    3,595,190  3,606,480      11,290
   29     Long S&P 500 E-Mini Index       December 2017    3,688,912  3,730,415      41,503
   46     Long WTI Crude Future(a)        November 2017    2,356,220  2,501,480     145,260
                                                                                   --------
                                                                                   $323,048
                                                                                   ========

--------
* Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.
(a)The security is owned by the AIG Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the AIG Global Trends Fund.

        SunAmerica Specialty Series -- AIG Global Trends Fund#
        CONSOLIDATED PORTFOLIO OF INVESTMENTS -- October 31, 2017@ --
        (continued)


Forward Foreign Currency Contracts
-------------------------------------------------------------------------------------------------------------------
                                                                                 Delivery   Unrealized   Unrealized
               Counterparty                 Contract to Deliver In Exchange For    Date    Appreciation Depreciation
------------------------------------------- ------------------- --------------  ---------- ------------ ------------
Bank of America, N.A.                       BRL     8,375,000   USD   2,610,126 11/03/2017   $49,982      $     --
                                            USD     2,555,769   BRL   8,375,000 11/03/2017     4,375            --
                                                                                             -------      --------
                                                                                              54,357            --
                                                                                             -------      --------
Goldman Sachs International                 BRL    10,923,000   USD   3,359,329 11/03/2017    20,289            --
                                            USD     3,407,417   BRL  10,923,000 11/03/2017        --       (68,377)
                                            USD           919   BRL       3,000 12/04/2017        --            (6)
                                                                                             -------      --------
                                                                                              20,289       (68,383)
                                                                                             -------      --------
Net Unrealized Appreciation (Depreciation)                                                   $74,646      $(68,383)
                                                                                             =======      ========

BRL -- Brazilian Real
USD -- United States Dollar

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 3):

                                    Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                        Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                                    --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Repurchase Agreements..............       $     --           $35,635,000             $--           $35,635,000
                                          --------           -----------             ---           -----------
Total Investments at Value.........       $     --           $35,635,000             $--           $35,635,000
                                          ========           ===========             ===           ===========
Other Financial Instruments:+
Futures Contracts..................       $323,048           $        --             $--           $   323,048
Forward Foreign Currency Contracts.             --                74,646              --                74,646
                                          --------           -----------             ---           -----------
Total Other Financial Instruments..       $323,048           $    74,646             $--           $   397,694
                                          ========           ===========             ===           ===========

LIABILITIES:
Other Financial Instruments:+
Forward Foreign Currency Contracts.             --                68,383              --                68,383
                                          --------           -----------             ---           -----------
Total Other Financial Instruments..       $     --           $    68,383             $--           $    68,383
                                          ========           ===========             ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SunAmerica Specialty Series -- AIG Income Explorer Fund#
        PORTFOLIO PROFILE -- October 31, 2017 -- (unaudited)

Industry Allocation*

             Domestic Fixed Income Investment Companies...... 23.6%
             Domestic Equity Investment Companies............  8.2
             Diversified Banking Institutions................  7.6
             International Fixed Income Investment Companies.  6.9
             Banks-Commercial................................  4.8
             Insurance-Life/Health...........................  3.2
             Telephone-Integrated............................  3.1
             Electric-Integrated.............................  2.5
             Real Estate Investment Trusts...................  2.2
             Retail-Apparel/Shoe.............................  1.8
             Insurance-Multi-line............................  1.8
             Banks-Super Regional............................  1.7
             Pipelines.......................................  1.5
             Domestic Mixed Allocation Investment Companies..  1.5
             Food-Retail.....................................  1.4
             Oil Refining & Marketing........................  1.3
             Time Deposits...................................  1.3
             Building-Residential/Commercial.................  1.2
             Exchange-Traded Funds...........................  1.2
             Oil Companies-Integrated........................  1.1
             Retail-Regional Department Stores...............  1.0
             Television......................................  1.0
             Electronic Components-Misc......................  0.9
             Insurance-Property/Casualty.....................  0.9
             Telecom Services................................  0.9
             Petrochemicals..................................  0.7
             Finance-Other Services..........................  0.7
             Metal-Diversified...............................  0.7
             Banks-Money Center..............................  0.6
             Real Estate Operations & Development............  0.6
             Distribution/Wholesale..........................  0.6
             Fisheries.......................................  0.6
             Retail-Discount.................................  0.6
             Sovereign Agency................................  0.6
             Networking Products.............................  0.6
             Cellular Telecom................................  0.6
             Steel-Producers.................................  0.6
             Water...........................................  0.6
             Diversified Minerals............................  0.5
             Computer Services...............................  0.5
             Retail-Jewelry..................................  0.5
             Chemicals-Diversified...........................  0.5
             Computers-Memory Devices........................  0.5
             Transport-Services..............................  0.5
             Auto-Cars/Light Trucks..........................  0.5
             Electric-Generation.............................  0.5
             Computers.......................................  0.5
             Diversified Manufacturing Operations............  0.5
             Private Equity..................................  0.5
             Medical-Drugs...................................  0.4
             Gas-Distribution................................  0.4
             Metal-Iron......................................  0.4
             Retail-Misc./Diversified........................  0.4
             Agricultural Operations.........................  0.3
             Insurance-Mutual................................  0.3
             Repurchase Agreements...........................  0.2
             Food-Dairy Products.............................  0.2
             Insurance-Reinsurance...........................  0.2
             Investment Management/Advisor Services..........  0.2
             Banks-Special Purpose...........................  0.2
             Multimedia......................................  0.1

                     Banks-Fiduciary...............   0.1%
                                                    -----
                     Total Investments.............  99.6
                     Other assets less liabilities.   0.4
                                                    -----
                     Net Assets.................... 100.0%
                                                    =====

--------
* Calculated as a percentage of net assets
# See Note 1

        SunAmerica Specialty Series -- AIG Income Explorer Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017

                                                                    Value
                     Security Description                  Shares  (Note 3)
     ----------------------------------------------------------------------
     COMMON STOCKS -- 26.3%
     Auto-Cars/Light Trucks -- 0.5%
       Subaru Corp........................................   6,402 $218,908
                                                                   --------
     Building-Residential/Commercial -- 1.2%
       Berkeley Group Holdings PLC........................   5,476  272,081
       Persimmon PLC......................................   7,389  274,980
                                                                   --------
                                                                    547,061
                                                                   --------
     Cellular Telecom -- 0.6%
       Turkcell Iletisim Hizmetleri AS....................  67,405  251,777
                                                                   --------
     Chemicals-Diversified -- 0.5%
       Petkim Petrokimya Holding AS....................... 127,977  224,003
                                                                   --------
     Computer Services -- 0.5%
       International Business Machines Corp...............   1,510  232,631
                                                                   --------
     Computers -- 0.5%
       Lenovo Group, Ltd.................................. 372,000  215,531
                                                                   --------
     Computers-Memory Devices -- 0.5%
       Seagate Technology PLC.............................   5,986  221,302
                                                                   --------
     Distribution/Wholesale -- 0.6%
       Rexel SA...........................................  14,570  260,094
                                                                   --------
     Electric-Generation -- 0.5%
       Huaneng Power International, Inc................... 326,000  218,130
                                                                   --------
     Electric-Integrated -- 0.3%
       Cia Energetica de Minas Gerais (Preference Shares).  81,200  191,874
                                                                   --------
     Electronic Components-Misc. -- 0.9%
       Micro-Star International Co., Ltd..................  92,000  224,208
       Pegatron Corp......................................  72,000  186,210
                                                                   --------
                                                                    410,418
                                                                   --------
     Finance-Other Services -- 0.5%
       ASX, Ltd...........................................   5,602  231,439
                                                                   --------
     Fisheries -- 0.6%
       Marine Harvest ASA.................................  13,119  256,180
                                                                   --------
     Food-Retail -- 1.4%
       Casino Guichard Perrachon SA.......................   3,635  207,625
       Distribuidora Internacional de Alimentacion SA.....  38,018  185,998
       Wesfarmers, Ltd....................................   7,402  236,802
                                                                   --------
                                                                    630,425
                                                                   --------
     Gas-Distribution -- 0.4%
       Centrica PLC.......................................  86,281  194,581
                                                                   --------
     Insurance-Multi-line -- 0.5%
       BB Seguridade Participacoes SA.....................  25,374  215,089
                                                                   --------
     Medical-Drugs -- 0.4%
       GlaxoSmithKline PLC................................  11,093  200,003
                                                                   --------
     Metal-Diversified -- 0.7%
       MMC Norilsk Nickel PJSC ADR........................  15,864  291,898
                                                                   --------
     Metal-Iron -- 0.4%
       Fortescue Metals Group, Ltd........................  54,456  193,385
                                                                   --------
     Networking Products -- 0.6%
       Cisco Systems, Inc.................................   7,376  251,890
                                                                   --------
     Oil Companies-Integrated -- 1.1%
       China Petroleum & Chemical Corp.................... 300,000  220,345

                                                               Value
                   Security Description              Shares   (Note 3)
       -----------------------------------------------------------------
       Oil Companies-Integrated (continued)
         Lukoil PJSC ADR............................   4,794 $   254,561
                                                             -----------
                                                                 474,906
                                                             -----------
       Oil Refining & Marketing -- 1.3%
         S-Oil Corp.................................   2,516     288,576
         Tupras Turkiye Petrol Rafinerileri AS......   7,681     276,379
                                                             -----------
                                                                 564,955
                                                             -----------
       Petrochemicals -- 0.7%
         Braskem SA, Class A (Preference Shares)....  19,200     307,313
                                                             -----------
       Real Estate Operations & Development -- 0.6%
         China Vanke Co., Ltd.......................  76,900     273,537
                                                             -----------
       Retail-Apparel/Shoe -- 1.8%
         Gap, Inc...................................  10,074     261,823
         L Brands, Inc..............................   5,205     224,023
         Next PLC...................................   4,812     314,504
                                                             -----------
                                                                 800,350
                                                             -----------
       Retail-Discount -- 0.6%
         Target Corp................................   4,325     255,348
                                                             -----------
       Retail-Jewelry -- 0.5%
         Pandora A/S................................   2,379     224,559
                                                             -----------
       Retail-Misc./Diversified -- 0.4%
         Woolworths Holdings, Ltd...................  48,399     192,894
                                                             -----------
       Retail-Regional Department Stores -- 1.0%
         Kohl's Corp................................   5,853     244,421
         Macy's, Inc................................  10,248     192,253
                                                             -----------
                                                                 436,674
                                                             -----------
       Steel-Producers -- 0.6%
         Eregli Demir ve Celik Fabrikalari TAS...... 107,233     251,578
                                                             -----------
       Telecom Services -- 0.5%
         HKT Trust & HKT, Ltd....................... 180,000     219,653
                                                             -----------
       Telephone-Integrated -- 3.0%
         AT&T, Inc..................................   6,458     217,312
         BT Group PLC...............................  58,646     202,749
         CenturyLink, Inc...........................  10,409     197,667
         Orange SA..................................  14,043     230,402
         Telefonica Brasil SA (Preference Shares)...  16,000     246,997
         Verizon Communications, Inc................   5,359     256,535
                                                             -----------
                                                               1,351,662
                                                             -----------
       Television -- 1.0%
         ITV PLC.................................... 100,808     220,246
         ProSiebenSat.1 Media SE....................   6,050     211,033
                                                             -----------
                                                                 431,279
                                                             -----------
       Transport-Services -- 0.5%
         Royal Mail PLC.............................  44,231     219,943
                                                             -----------
       Water -- 0.6%
         Veolia Environnement SA....................  10,534     249,582
                                                             -----------
       Total Common Stocks
          (cost $11,389,015)........................          11,710,852
                                                             -----------
       PREFERRED SECURITIES -- 8.7%
       Agricultural Operations -- 0.3%
         CHS, Inc.
          Series 2
          7.10%.....................................   1,250      34,588

        SunAmerica Specialty Series -- AIG Income Explorer Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)

                                                             Value
                     Security Description            Shares (Note 3)
           ---------------------------------------------------------
           PREFERRED SECURITIES (continued)
           Agricultural Operations (continued)
             CHS, Inc.
              Series 4
              7.50%................................. 3,456  $ 99,014
                                                            --------
                                                             133,602
                                                            --------
           Banks-Commercial -- 0.9%
             BB&T Corp.
              Series E
              5.63%................................. 6,868   175,409
             BB&T Corp.
              5.85%................................. 1,174    30,101
             CoBank ACB
              Series F
              6.25%*................................   900    96,750
             Regions Financial Corp.
              Series B
              6.38%................................. 1,391    39,435
             TCF Financial Corp.
              Series C
              5.70%................................. 2,400    61,680
                                                            --------
                                                             403,375
                                                            --------
           Banks-Special Purpose -- 0.2%
             AgriBank FCB
              6.88%.................................   750    83,063
                                                            --------
           Banks-Super Regional -- 0.6%
             Capital One Financial Corp.
              Series H
              6.00%................................. 3,125    83,219
             Wells Fargo & Co.
              Series Y
              5.63%................................. 2,600    67,080
             Wells Fargo & Co.
              Series W
              5.70%................................. 2,569    66,203
             Wells Fargo & Co.
              Series Q
              5.85%................................. 1,975    53,799
                                                            --------
                                                             270,301
                                                            --------
           Diversified Banking Institutions -- 1.4%
             Bank of America Corp.
              Series EE
              6.00%................................. 1,563    41,310
             Citigroup, Inc.
              Series J
              7.13%.................................   895    25,776
             Citigroup, Inc.
              Series S
              6.30%................................. 3,583    96,992
             GMAC Capital Trust I FRS
              Series 2
              7.10% (3ML+5.79%)..................... 8,000   210,080
             JPMorgan Chase & Co.
              Series Y
              6.13%................................. 1,326    35,537
             Morgan Stanley
              Series K
              5.85%................................. 2,825    76,275

                                                                Value
                     Security Description               Shares (Note 3)
        ---------------------------------------------------------------
        Diversified Banking Institutions (continued)
          Morgan Stanley
           Series I
           6.38%....................................... 3,093  $ 86,604
          Morgan Stanley
           Series F
           6.88%....................................... 1,594    45,509
                                                               --------
                                                                618,083
                                                               --------
        Electric-Integrated -- 0.4%
          Integrys Holding, Inc.
           6.00%....................................... 3,928   106,763
          Southern Co.
           6.25%....................................... 2,794    75,382
                                                               --------
                                                                182,145
                                                               --------
        Food-Dairy Products -- 0.1%
          Dairy Farmers of America, Inc.
           7.88%*(4)...................................   500    53,109
                                                               --------
        Insurance-Multi-line -- 0.1%
          American Financial Group, Inc.
           6.25%....................................... 1,053    27,641
                                                               --------
        Insurance-Property/Casualty -- 0.4%
          Arch Capital Group, Ltd.
           Series E
           5.25%....................................... 1,645    40,977
          Hanover Insurance Group, Inc.
           6.35%....................................... 2,322    59,141
          WR Berkley Corp.
           5.63%....................................... 1,024    25,580
          WR Berkley Corp.
           5.75%....................................... 1,875    49,312
                                                               --------
                                                                175,010
                                                               --------
        Insurance-Reinsurance -- 0.2%
          Axis Capital Holdings, Ltd.
           Series E
           5.50%....................................... 1,200    30,396
          Reinsurance Group of America, Inc.
           5.75%....................................... 1,100    30,580
          Validus Holdings, Ltd.
           Series B
           5.80%....................................... 1,350    34,115
                                                               --------
                                                                 95,091
                                                               --------
        Investment Management/Advisor Services -- 0.2%
          Ares Management LP
           Series A
           7.00%....................................... 3,300    88,506
                                                               --------
        Pipelines -- 0.1%
          NuStar Energy LP
           Series B
           7.63%....................................... 1,900    48,355
                                                               --------
        Private Equity -- 0.5%
          Carlyle Group LP
           Series A
           5.88%....................................... 4,075   103,057
          KKR & Co. LP
           Series B
           6.50%....................................... 4,000   109,400
                                                               --------
                                                                212,457
                                                               --------

        SunAmerica Specialty Series -- AIG Income Explorer Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)

                                                             Value
                    Security Description             Shares (Note 3)
           --------------------------------------------------------
           PREFERRED SECURITIES (continued)
           Real Estate Investment Trusts -- 2.2%
             American Homes 4 Rent
              Series C
              5.50%(1).............................. 1,040  $ 29,505
             American Homes 4 Rent
              Series E
              6.35%................................. 1,250    33,012
             American Homes 4 Rent
              Series D
              6.50%................................. 3,250    87,230
             Colony NorthStar, Inc.
              Series J
              7.13%................................. 3,000    76,410
             Colony NorthStar, Inc.
              Series E
              8.75%................................. 2,572    69,444
             DDR Corp.
              Series A
              6.38%................................. 1,825    46,428
             DDR Corp.
              Series J
              6.50%................................. 1,000    25,230
             Global Net Lease, Inc.
              Series A
              7.25%................................. 2,000    50,140
             Monmouth Real Estate Investment Corp.
              Series C
              6.13%................................. 2,000    50,380
             National Storage Affiliates Trust
              Series A
              6.00%................................. 4,000   100,920
             Rexford Industrial Realty, Inc.
              Series A
              5.88%................................. 2,500    63,250
             Sabra Health Care REIT, Inc.
              Series A
              7.13%................................. 2,500    64,000
             Saul Centers, Inc.
              Series C
              6.88%.................................   820    20,820
             Spirit Realty Capital, Inc.
              Series A
              6.00%................................. 1,925    47,432
             Summit Hotel Properties, Inc.
              Series B
              7.88%................................. 1,300    33,462
             Taubman Centers, Inc.
              Series K
              6.25%................................. 2,160    54,432
             VEREIT, Inc.
              Series F
              6.70%................................. 5,351   136,825
                                                            --------
                                                             988,920
                                                            --------
           Savings & Loans/Thrifts -- 0.0%
             People's United Financial, Inc.
              Series A
              5.63%.................................   374    10,083
                                                            --------

                                                       Shares/
                                                      Principal   Value
                  Security Description                 Amount    (Note 3)
      -------------------------------------------------------------------
      Sovereign Agency -- 0.6%
        Farm Credit Bank of Texas
         6.75%*......................................    1,200  $  132,000
        Farm Credit Bank of Texas
         Series 1
         10.00%*.....................................      100     122,000
                                                                ----------
                                                                   254,000
                                                                ----------
      Telecom Services -- 0.4%
        Centaur Funding Corp.
         Series B
         9.08%*......................................      100     115,507
        Qwest Corp.
         7.00%.......................................    2,409      61,068
                                                                ----------
                                                                   176,575
                                                                ----------
      Telephone-Integrated -- 0.1%
        AT&T, Inc.
         5.35%.......................................    2,500      62,600
                                                                ----------
      Total Preferred Securities
         (cost $3,783,112)...........................            3,882,916
                                                                ----------
      PREFERRED SECURITIES/CAPITAL SECURITIES -- 21.1%
      Banks-Commercial -- 3.9%
        Australia & New Zealand Banking Group, Ltd.
         6.75% due 06/15/2026*(2).................... $200,000     229,780
        Bank of Nova Scotia
         4.65% due 10/12/2022(2).....................   44,000      44,220
        CoBank ACB
         Series I
         6.25% due 10/01/2026(2).....................  123,000     135,150
        DNB Bank ASA
         6.50% due 03/26/2022(2).....................  200,000     218,000
        ING Groep NV
         6.88% due 04/16/2022(2).....................  200,000     222,867
        Macquarie Bank, Ltd.
         6.13% due 03/08/2027*(2)....................  200,000     210,300
        Rabobank Nederland
         11.00% due 06/30/2019*(2)...................  225,000     255,375
        Skandinaviska Enskilda Banken AB
         5.75% due 05/13/2020(2).....................  200,000     209,000
        Swedbank AB
         6.00% due 03/17/2022(2).....................  200,000     215,500
                                                                ----------
                                                                 1,740,192
                                                                ----------
      Banks-Fiduciary -- 0.1%
        State Street Corp.
         Series F
         5.25% due 09/15/2020(2).....................   50,000      52,688
                                                                ----------
      Banks-Money Center -- 0.6%
        Dresdner Funding Trust I
         8.15% due 06/30/2031*.......................  100,000     130,169
        HSBC Capital Funding Dollar 1 LP
         10.18% due 06/30/2030*(2)...................   95,000     151,821
                                                                ----------
                                                                   281,990
                                                                ----------
      Banks-Super Regional -- 1.1%
        PNC Financial Services Group, Inc.
         6.75% due 08/01/2021(2).....................  125,000     140,625
        U.S. Bancorp
         Series J
         5.30% due 04/15/2027(2).....................   50,000      54,875

        SunAmerica Specialty Series -- AIG Income Explorer Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)

                                                    Principal  Value
                    Security Description             Amount   (Note 3)
          ------------------------------------------------------------
          PREFERRED SECURITIES/CAPITAL SECURITIES (continued)
          Banks-Super Regional (continued)
            Wells Fargo & Co.
             Series U
             5.88% due 06/15/2025(2)............... $135,000  $150,930
            Wells Fargo & Co.
             Series S
             5.90% due 06/15/2024(2)...............   50,000    54,827
            Wells Fargo Capital X
             5.95% due 12/01/2036..................   80,000    90,000
                                                              --------
                                                               491,257
                                                              --------
          Diversified Banking Institutions -- 6.2%
            Bank of America Corp.
             Series AA
             6.10% due 03/17/2025(2)...............   80,000    89,300
            Bank of America Corp.
             Series X
             6.25% due 09/05/2024(2)...............   46,000    51,232
            Bank of America Corp.
             Series DD
             6.30% due 03/10/2026(2)...............  135,000   153,803
            Bank of America Corp.
             Series Z
             6.50% due 10/23/2024(2)...............  145,000   165,844
            Citigroup, Inc.
             Series R
             6.13% due 11/15/2020(2)...............  125,000   134,062
            Citigroup, Inc.
             Series T
             6.25% due 08/15/2026(2)...............  156,000   177,645
            Credit Agricole SA
             8.13% due 12/23/2025*(2)..............  200,000   240,735
            Credit Suisse Group AG
             7.13% due 07/29/2022(2)...............  200,000   219,000
            Goldman Sachs Capital I
             6.35% due 02/15/2034..................   46,000    57,493
            Goldman Sachs Group, Inc.
             Series P
             5.00% due 11/10/2022(2)...............   30,000    30,038
            Goldman Sachs Group, Inc.
             Series L
             5.70% due 05/10/2019(2)...............   95,000    98,087
            HSBC Holdings PLC
             6.88% due 06/01/2021(2)...............  200,000   220,750
            JPMorgan Chase & Co.
             Series CC
             4.63% due 11/01/2022(2)...............   35,000    34,686
            JPMorgan Chase & Co.
             Series Z
             5.30% due 05/01/2020(2)...............   65,000    68,341
            JPMorgan Chase & Co.
             Series X
             6.10% due 10/01/2024(2)...............   50,000    55,750
            JPMorgan Chase & Co.
             Series S
             6.75% due 02/01/2024(2)...............  200,000   229,250
            Royal Bank of Scotland Group PLC
             7.65% due 09/30/2031(2)...............   35,000    44,800
            Royal Bank of Scotland Group PLC
             8.63% due 08/15/2021(2)...............  200,000   226,480

                                                         Principal   Value
                  Security Description                    Amount    (Note 3)
  --------------------------------------------------------------------------
  Diversified Banking Institutions (continued)
    Societe Generale SA
     7.88% due 12/18/2023*(2)........................... $200,000  $  226,750
    UBS Group AG
     7.13% due 08/10/2021(2)............................  200,000     219,500
                                                                   ----------
                                                                    2,743,546
                                                                   ----------
  Diversified Manufacturing Operations -- 0.5%
    General Electric Co.
     Series D
     5.00% due 01/21/2021(2)............................  206,000     215,012
                                                                   ----------
  Diversified Minerals -- 0.5%
    BHP Billiton Finance USA, Ltd.
     6.75% due 10/19/2075*..............................  200,000     235,500
                                                                   ----------
  Electric-Integrated -- 1.8%
    Electricite de France SA
     5.25% due 01/29/2023*(2)...........................  100,000     104,125
    Emera, Inc.
     Series 16-A
     6.75% due 06/15/2076...............................  253,000     289,710
    Enel SpA
     8.75% due 09/24/2073*..............................  200,000     247,000
    NextEra Energy Capital Holdings, Inc.
     4.80% due 12/01/2077...............................   70,000      70,000
    Southern Co.
     Series B
     5.50% due 03/15/2057...............................   50,000      53,191
                                                                   ----------
                                                                      764,026
                                                                   ----------
  Finance-Other Services -- 0.2%
    National Rural Utilities Cooperative Finance Corp.
     5.25% due 04/20/2046...............................   58,000      62,616
                                                                   ----------
  Insurance-Life/Health -- 2.7%
    Dai-ichi Life Insurance Co., Ltd.
     5.10% due 10/28/2024*(2)...........................  200,000     211,500
    Dai-ichi Life Insurance Co., Ltd.
     7.25% due 07/25/2021*(2)...........................  100,000     113,750
    Nippon Life Insurance Co.
     4.70% due 01/20/2046*..............................  200,000     209,250
    Prudential Financial, Inc.
     5.20% due 03/15/2044...............................  165,000     175,940
    Prudential Financial, Inc.
     5.38% due 05/15/2045...............................   50,000      53,790
    Prudential Financial, Inc.
     5.63% due 06/15/2043...............................  217,000     235,770
    Sumitomo Life Insurance Co.
     4.00% due 09/14/2077*..............................  200,000     196,912
                                                                   ----------
                                                                    1,196,912
                                                                   ----------
  Insurance-Multi-line -- 1.2%
    MetLife Capital Trust IV
     7.88% due 12/15/2067*..............................  100,000     134,750
    MetLife, Inc.
     Series C
     5.25% due 06/15/2020(2)............................  132,000     137,940
    MetLife, Inc.
     9.25% due 04/08/2068*..............................  100,000     148,625
    MetLife, Inc.
     10.75% due 08/01/2069..............................   33,000      55,110

        SunAmerica Specialty Series -- AIG Income Explorer Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)

                                                       Shares/
                                                      Principal   Value
                  Security Description                 Amount    (Note 3)
      -------------------------------------------------------------------
      PREFERRED SECURITIES/CAPITAL SECURITIES (continued)
      Insurance-Multi-line (continued)
        Voya Financial, Inc.
         5.65% due 05/15/2053........................ $ 64,000  $   67,520
                                                                ----------
                                                                   543,945
                                                                ----------
      Insurance-Mutual -- 0.3%
        Liberty Mutual Group, Inc.
         7.80% due 03/15/2037*.......................   95,000     120,413
                                                                ----------
      Insurance-Property/Casualty -- 0.5%
        QBE Insurance Group, Ltd.
         6.75% due 12/02/2044........................  200,000     226,750
                                                                ----------
      Multimedia -- 0.1%
        Viacom, Inc.
         5.88% due 02/28/2057........................   60,000      59,415
                                                                ----------
      Pipelines -- 1.4%
        Enbridge, Inc.
         5.50% due 07/15/2077........................   70,000      72,100
        Enbridge, Inc.
         Series 16-A
         6.00% due 01/15/2077........................   50,000      53,507
        Enterprise Products Operating LLC
         5.25% due 08/16/2077........................   42,000      43,155
        Plains All American Pipeline LP
         Series B
         6.13% due 11/15/2022(2).....................   70,000      71,351
        TransCanada Trust
         5.30% due 03/15/2077........................   90,000      93,645
        TransCanada Trust
         5.63% due 05/20/2075........................  100,000     106,530
        TransCanada Trust
         Series 16-A
         5.88% due 08/15/2076........................  178,000     194,465
                                                                ----------
                                                                   634,753
                                                                ----------
      Total Preferred Securities/Capital Securities
         (cost $8,903,060)...........................            9,369,015
                                                                ----------
      REGISTERED INVESTMENT COMPANIES -- 40.2%
      Domestic Equity Investment Companies -- 8.2%
        Eaton Vance Tax-Advantaged Dividend Income
         Fund........................................   34,063     767,099
        Eaton Vance Tax-Managed Diversified Equity
         Income Fund.................................   63,181     735,427
        First Trust Energy Income and Growth Fund....   12,912     294,910
        Gabelli Dividend & Income Trust..............   32,456     731,558
        Gabelli Equity Trust, Inc....................   53,375     330,391
        John Hancock Tax-Advantaged Dividend Income
         Fund........................................   25,404     650,343
        Tortoise Energy Infrastructure Corp..........    4,933     128,751
                                                                ----------
                                                                 3,638,479
                                                                ----------
      Domestic Fixed Income Investment Companies -- 23.6%
        AllianzGI Convertible & Income Fund..........   77,614     551,836
        AllianzGI Convertible & Income Fund II.......   94,219     588,869
        BlackRock Corporate High Yield Fund, Inc.....   25,799     288,433
        BlackRock Floating Rate Income Strategies
         Fund, Inc...................................    7,717     110,430
        BlackRock Limited Duration Income Trust......    8,858     142,171
        BlackRock MuniHoldings Investment Quality
         Fund........................................    3,793      56,743

                                                                   Value
                   Security Description                   Shares  (Note 3)
   ------------------------------------------------------------------------
   Domestic Fixed Income Investment Companies (continued)
     BlackRock Taxable Municipal Bond Trust..............  4,710 $   108,754
     Calamos Convertible and High Income Fund............ 50,563     604,733
     DoubleLine Income Solutions Fund.................... 27,192     569,129
     Eaton Vance Limited Duration Income Fund............ 28,312     395,236
     Eaton Vance Senior Floating-Rate Trust.............. 10,390     151,174
     Eaton Vance Senior Income Trust..................... 35,741     234,461
     Flaherty & Crumrine Preferred Securities Income
      Fund, Inc..........................................  8,358     174,849
     Flaherty & Crumrine Total Return Fund, Inc.......... 11,517     245,542
     Franklin Limited Duration Income Trust.............. 14,202     169,004
     Guggenheim Taxable Municipal Managed Duration
      Trust..............................................  4,487      99,656
     Invesco Dynamic Credit Opportunities Fund........... 35,211     418,659
     John Hancock Preferred Income Fund.................. 18,555     405,427
     MFS Multimarket Income Trust........................ 25,869     159,353
     New America High Income Fund, Inc................... 36,390     356,622
     Nuveen AMT-Free Quality Municipal Income Fund.......  8,914     120,963
     Nuveen Credit Strategies Income Fund................ 74,728     623,979
     Nuveen Floating Rate Income Fund....................  7,183      83,538
     Nuveen Floating Rate Income Opportunity Fund........ 10,848     124,210
     Nuveen Mortgage Opportunity Term Fund...............  1,521      39,287
     Nuveen Municipal Credit Income Fund.................  6,766     101,558
     Nuveen Preferred Income Opportunities Fund.......... 54,819     577,792
     Nuveen Short Duration Credit Opportunities Fund..... 11,835     207,941
     PIMCO Corporate & Income Opportunity Fund........... 18,930     318,024
     PIMCO Dynamic Credit and Mortgage Income
      Fund............................................... 33,874     769,956
     PIMCO High Income Fund.............................. 19,368     153,007
     PIMCO Income Strategy Fund II....................... 52,760     564,004
     Pioneer Floating Rate Trust......................... 17,501     210,537
     Pioneer High Income Trust........................... 23,578     235,780
     Wells Fargo Income Opportunities Fund............... 22,011     187,314
     Western Asset Global Corporate Defined Opportunity
      Fund, Inc..........................................  9,009     163,063
     Western Asset High Yield Defined Opportunity Fund,
      Inc................................................ 11,510     177,945
                                                                 -----------
                                                                  10,489,979
                                                                 -----------
   Domestic Mixed Allocation Investment Companies -- 1.5%
     Clough Global Opportunities Fund.................... 10,195     116,427
     Flaherty & Crumrine Dynamic Preferred and Income
      Fund, Inc.......................................... 21,673     563,823
                                                                 -----------
                                                                     680,250
                                                                 -----------
   International Fixed Income Investment Companies -- 6.9%
     AllianceBernstein Global High Income Fund, Inc...... 16,394     212,302
     First Trust Aberdeen Global Opportunity Income
      Fund...............................................  6,938      80,342
     Legg Mason BW Global Income Opportunities Fund,
      Inc................................................ 27,541     358,033
     Nuveen Preferred & Income Term Fund................. 17,549     441,708
     PIMCO Dynamic Income Fund........................... 25,325     766,841
     PIMCO Income Opportunity Fund....................... 26,207     690,554
     Stone Harbor Emerging Markets Income Fund...........  3,534      59,089
     Wells Fargo Multi-Sector Income Fund................ 21,301     277,978
     Western Asset Global High Income Fund, Inc.......... 18,300     187,209
                                                                 -----------
                                                                   3,074,056
                                                                 -----------
   Total Registered Investment Companies
      (cost $17,772,672).................................         17,882,764
                                                                 -----------

        SunAmerica Specialty Series -- AIG Income Explorer Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)

                                                       Shares/
                                                      Principal   Value
                  Security Description                 Amount    (Note 3)
     ---------------------------------------------------------------------
     EXCHANGE-TRADED FUNDS -- 1.2%
       iShares MSCI ACWI ETF
        (cost $521,565)..............................    7,678  $   539,763
                                                                -----------
     U.S. CORPORATE BONDS & NOTES -- 0.1%
     Food-Dairy Products -- 0.1%
       Land O' Lakes, Inc.
        Junior Sub. Notes
        7.25% due 04/04/2027*(2) (cost $50,000)...... $ 50,000       54,000
                                                                -----------
     FOREIGN CORPORATE BONDS & NOTES -- 0.5%
     Insurance-Life/Health -- 0.5%
       Phoenix Group Holdings Notes
        5.38% due 07/06/2027
        (cost $209,759)..............................  200,000      210,782
                                                                -----------
     RIGHTS -- 0.0%
     Electric-Integrated -- 0.0%
       Cia Energetica de Minas Gerais
        Expires 11/27/2017
        (Strike Price BRL 6.57) (cost $0)............   12,900        4,574
                                                                -----------
     Total Long-Term Investment Securities
        (cost $42,629,183)...........................            43,654,666
                                                                -----------
     SHORT-TERM INVESTMENT SECURITIES -- 1.3%
     Time Deposits -- 1.3%
       Euro Time Deposit with State Street Bank and
        Trust Co.
        0.12% due 11/01/2017
        (cost $564,000)..............................  564,000      564,000
                                                                -----------

                                                       Principal   Value
                 Security Description                   Amount    (Note 3)
   ------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 0.2%
     Agreement with Fixed Income Clearing Corp.,
      bearing interest at 0.12%, dated 10/31/2017,
      to be repurchased 11/01/2017 in the amount of
      $110,000 and collateralized by $105,000 of
      United States Treasury Bonds, bearing interest
      at 3.38%, due 05/15/2044 and having an
      approximate value of $116,853.
      (cost $110,000)................................. $110,000  $   110,000
                                                                 -----------
   TOTAL INVESTMENTS
      (cost $43,303,183)(3)...........................     99.6%  44,328,666
   Other assets less liabilities......................      0.4      177,439
                                                       --------  -----------
   NET ASSETS                                             100.0% $44,506,105
                                                       ========  ===========

--------
#  See Note 1
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2017, the aggregate value of these securities was $3,740,121 representing 8.4% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)"Step-up" security where the rate increases ("steps-up") at a predetermined rate. The rate reflected is as of October 31, 2017.
(2)Perpetual maturity - maturity date reflects the next call date.
(3)See Note 6 for cost of investments on a tax basis.
(4)Illiquid security. At October 31, 2017, the aggregate value of these securities was $53,109 representing 0.1% of net assets.
ADR-- American Depositary Receipt
BRL-- Brazilian Real
FRS-- Floating Rate Security

The rates shown on FRS are the current interest rates at October 31, 2017 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

3 ML -- 3 Month USD LIBOR

Forward Foreign Currency Contracts
-------------------------------------------------------------------------------------------------------
                                                                    Delivery   Unrealized   Unrealized
        Counterparty           Contract to Deliver In Exchange For    Date    Appreciation Depreciation
------------------------------ ------------------- --------------- ---------- ------------ ------------
Brown Brothers Harriman & Co.  EUR     220,237     USD   260,705   11/02/2017    $4,162      $    --
                               USD     258,752     EUR   220,237   11/02/2017        --       (2,209)
                                                                                 ------      -------
Net Unrealized Appreciation (Depreciation)                                       $4,162      $(2,209)
                                                                                 ======      =======

EUR -- Euro Currency
USD -- United States Dollar

        SunAmerica Specialty Series -- AIG Income Explorer Fund#
        CONSOLIDATED PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 3):

                                         Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                             Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                                         --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks...........................      $11,710,852         $        --             $--           $11,710,852
Preferred Securities:
  Banks-Commercial......................          306,625              96,750              --               403,375
  Banks-Special Purpose.................               --              83,063              --                83,063
  Electric-Integrated...................           75,382             106,763              --               182,145
  Food-Dairy Products...................               --              53,109              --                53,109
  Sovereign Agency......................               --             254,000              --               254,000
  Telecom Services......................           61,068             115,507              --               176,575
  Other Industries......................        2,730,649                  --              --             2,730,649
Preferred Securities/Capital Securities.               --           9,369,015              --             9,369,015
Registered Investment Companies.........       17,882,764                  --              --            17,882,764
Exchange-Traded Funds...................          539,763                  --              --               539,763
U.S. Corporate Bonds & Notes............               --              54,000              --                54,000
Foreign Corporate Bonds & Notes.........               --             210,782              --               210,782
Rights..................................            4,574                  --              --                 4,574
Short-Term Investment Securities........               --             564,000              --               564,000
Repurchase Agreements...................               --             110,000              --               110,000
                                              -----------         -----------             ---           -----------
Total Investments at Value..............      $33,311,677         $11,016,989             $--           $44,328,666
                                              ===========         ===========             ===           ===========
Other Financial Instruments:+
Forward Foreign Currency Contracts......      $        --         $     4,162             $--           $     4,162
                                              ===========         ===========             ===           ===========
LIABILITIES:
Other Financial Instruments:+
Forward Foreign Currency Contracts......      $        --         $     2,209             $--           $     2,209
                                              ===========         ===========             ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

See Notes to Financial Statements

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO PROFILE -- October 31, 2017 -- (unaudited)

Industry Allocation*

                Banks-Commercial.......................... 6.6%
                Medical-Biomedical/Gene................... 3.8
                Real Estate Investment Trusts............. 3.6
                Medical-Drugs............................. 3.2
                Exchange-Traded Funds..................... 2.5
                Electronic Components-Misc................ 2.2
                Time Deposits............................. 2.1
                Medical-Outpatient/Home Medical........... 1.9
                Insurance-Property/Casualty............... 1.9
                Retail-Restaurants........................ 1.7
                Computer Software......................... 1.7
                Diversified Manufacturing Operations...... 1.6
                Medical Products.......................... 1.6
                Semiconductor Equipment................... 1.6
                Building-Mobile Home/Manufactured Housing. 1.5
                Human Resources........................... 1.5
                Telecom Services.......................... 1.5
                Savings & Loans/Thrifts................... 1.4
                Oil Companies-Exploration & Production.... 1.4
                Food-Wholesale/Distribution............... 1.3
                Chemicals-Specialty....................... 1.3
                Consulting Services....................... 1.3
                Therapeutics.............................. 1.3
                Computer Services......................... 1.2
                Auto/Truck Parts & Equipment-Replacement.. 1.2
                Electronic Components-Semiconductors...... 1.2
                Building & Construction Products-Misc..... 1.2
                Hazardous Waste Disposal.................. 1.2
                Repurchase Agreements..................... 1.1
                Investment Management/Advisor Services.... 1.1
                Wireless Equipment........................ 1.0
                Commercial Services-Finance............... 0.9
                Commercial Services....................... 0.9
                Finance-Investment Banker/Broker.......... 0.9
                Building-Heavy Construction............... 0.9
                Transport-Truck........................... 0.9
                Medical Information Systems............... 0.9
                Enterprise Software/Service............... 0.9
                Engineering/R&D Services.................. 0.8
                Machinery-General Industrial.............. 0.8
                Finance-Consumer Loans.................... 0.7
                Real Estate Operations & Development...... 0.7
                Metal Products-Distribution............... 0.7
                Power Converter/Supply Equipment.......... 0.7
                Advertising Agencies...................... 0.7
                Metal Processors & Fabrication............ 0.7
                Internet Connectivity Services............ 0.7
                Internet Security......................... 0.7
                Networking Products....................... 0.7
                Electric-Integrated....................... 0.7
                Industrial Automated/Robotic.............. 0.7
                Veterinary Diagnostics.................... 0.7
                Physical Therapy/Rehabilitation Centers... 0.6
                Insurance-Life/Health..................... 0.6
                Auto-Heavy Duty Trucks.................... 0.6
                Diagnostic Kits........................... 0.6
                Electronic Security Devices............... 0.6
                Computers-Periphery Equipment............. 0.6
                Retail-Home Furnishings................... 0.6
                Oil-Field Services........................ 0.6

               Data Processing/Management................... 0.6%
               Building Products-Doors & Windows............ 0.6
               MRI/Medical Diagnostic Imaging............... 0.6
               Insurance Brokers............................ 0.5
               Gas-Distribution............................. 0.5
               Medical Laser Systems........................ 0.5
               Funeral Services & Related Items............. 0.5
               Web Portals/ISP.............................. 0.5
               Applications Software........................ 0.4
               Brewery...................................... 0.4
               Medical Instruments.......................... 0.4
               Transport-Services........................... 0.4
               Aerospace/Defense-Equipment.................. 0.4
               Auto/Truck Parts & Equipment-Original........ 0.4
               Chemicals-Plastics........................... 0.4
               Diagnostic Equipment......................... 0.4
               E-Commerce/Services.......................... 0.4
               Building-Residential/Commercial.............. 0.3
               Distribution/Wholesale....................... 0.3
               Food-Misc./Diversified....................... 0.3
               Water Treatment Systems...................... 0.3
               Retail-Apparel/Shoe.......................... 0.3
               Medical-Generic Drugs........................ 0.3
               Computers-Integrated Systems................. 0.3
               Semiconductor Components-Integrated Circuits. 0.2
               Financial Guarantee Insurance................ 0.2
               Schools...................................... 0.2
               Drug Delivery Systems........................ 0.2
               Telecom Equipment-Fiber Optics............... 0.2
               Rental Auto/Equipment........................ 0.2
               Transport-Marine............................. 0.2
               Printing-Commercial.......................... 0.2
               Footwear & Related Apparel................... 0.2
               Retail-Misc./Diversified..................... 0.2
               Retail-Automobile............................ 0.2
               Office Furnishings-Original.................. 0.2
               Electronic Measurement Instruments........... 0.2
               Water........................................ 0.2
               Insurance-Reinsurance........................ 0.2
               Patient Monitoring Equipment................. 0.2
               Insurance-Multi-line......................... 0.2
               Medical-HMO.................................. 0.2
               Electronic Parts Distribution................ 0.2
               Building & Construction-Misc................. 0.2
               Steel-Producers.............................. 0.2
               Instruments-Controls......................... 0.1
               Finance-Mortgage Loan/Banker................. 0.1
               Television................................... 0.1
               Computers-Other.............................. 0.1
               Hotels/Motels................................ 0.1
               Electric Products-Misc....................... 0.1
               Miscellaneous Manufacturing.................. 0.1
               Aerospace/Defense............................ 0.1
               Racetracks................................... 0.1
               Energy-Alternate Sources..................... 0.1
               Oil & Gas Drilling........................... 0.1
               E-Commerce/Products.......................... 0.1
               Retail-Discount.............................. 0.1
               Consumer Products-Misc....................... 0.1
               Airlines..................................... 0.1
               Rubber/Plastic Products...................... 0.1
               Independent Power Producers.................. 0.1

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO PROFILE -- October 31, 2017 -- (unaudited) (continued)

Industry Allocation* (continued)

                  Wire & Cable Products.................. 0.1%
                  Coal................................... 0.1
                  Chemicals-Diversified.................. 0.1
                  Telephone-Integrated................... 0.1
                  Computer Aided Design.................. 0.1
                  Oil Field Machinery & Equipment........ 0.1
                  Transactional Software................. 0.1
                  Internet Content-Information/News...... 0.1
                  Disposable Medical Products............ 0.1
                  Recreational Vehicles.................. 0.1
                  Casino Hotels.......................... 0.1
                  Paper & Related Products............... 0.1
                  Machine Tools & Related Products....... 0.1
                  Security Services...................... 0.1
                  Broadcast Services/Program............. 0.1
                  Internet Application Software.......... 0.1
                  Steel Pipe & Tube...................... 0.1
                  Lasers-System/Components............... 0.1
                  Medical-Hospitals...................... 0.1
                  Publishing-Newspapers.................. 0.1
                  Transport-Equipment & Leasing.......... 0.1
                  Web Hosting/Design..................... 0.1
                  Retail-Building Products............... 0.1
                  Internet Telephone..................... 0.1
                  Real Estate Management/Services........ 0.1
                  Casino Services........................ 0.1
                  Educational Software................... 0.1
                  Resorts/Theme Parks.................... 0.1
                  Non-Hazardous Waste Disposal........... 0.1
                  Building Products-Light Fixtures....... 0.1
                  Building Products-Wood................. 0.1
                  Telecommunication Equipment............ 0.1
                  Tobacco................................ 0.1
                  Diversified Minerals................... 0.1
                  Oil Refining & Marketing............... 0.1
                  Apparel Manufacturers.................. 0.1
                  Gambling (Non-Hotel)................... 0.1
                  Containers-Paper/Plastic............... 0.1
                  Publishing-Periodicals................. 0.1
                  Research & Development................. 0.1
                  Machinery-Pumps........................ 0.1
                  Health Care Cost Containment........... 0.1
                  Batteries/Battery Systems.............. 0.1
                  Poultry................................ 0.1
                  Home Furnishings....................... 0.1
                  Finance-Other Services................. 0.1
                  Firearms & Ammunition.................. 0.1
                  Transport-Air Freight.................. 0.1
                  Environmental Consulting & Engineering. 0.1
                  Steel-Specialty........................ 0.1
                  Medical Labs & Testing Services........ 0.1
                  Environmental Monitoring & Detection... 0.1
                  Private Equity......................... 0.1
                  Computer Data Security................. 0.1
                  Beverages-Non-alcoholic................ 0.1
                  Satellite Telecom...................... 0.1
                  Linen Supply & Related Items........... 0.1
                  Multimedia............................. 0.1
                  Medical-Nursing Homes.................. 0.1

                 Metal-Aluminum........................   0.1%
                 Building-Maintenance & Services.......   0.1
                 Pipelines.............................   0.1
                 Machinery-Electrical..................   0.1
                 Auction Houses/Art Dealers............   0.1
                 Recreational Centers..................   0.1
                 Building Products-Cement..............   0.1
                 Communications Software...............   0.1
                 Quarrying.............................   0.1
                                                        -----
                 Total Investments..................... 101.5
                 Liabilities in excess of other assets.  (1.5)
                                                        -----
                 Net Assets............................ 100.0%
                                                        =====

--------
* Calculated as a percentage of net assets
# See Note 1

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017


                                                                 Value
                     Security Description                Shares (Note 3)
        ----------------------------------------------------------------
        COMMON STOCKS -- 95.8%
        Advanced Materials -- 0.0%
          Core Molding Technologies, Inc................     88 $  2,042
                                                                --------
        Advertising Agencies -- 0.7%
          MDC Partners, Inc., Class A+.................. 35,613  409,549
                                                                --------
        Advertising Sales -- 0.0%
          Clear Channel Outdoor Holdings, Inc., Class A.    428    1,626
          Yext, Inc.+...................................    145    1,665
                                                                --------
                                                                   3,291
                                                                --------
        Aerospace/Defense -- 0.1%
          AeroVironment, Inc.+..........................    247   12,637
          Cubic Corp....................................    302   16,474
          Esterline Technologies Corp.+.................    314   29,783
          Kratos Defense & Security Solutions, Inc.+....    858   10,330
          National Presto Industries, Inc...............     59    6,897
                                                                --------
                                                                  76,121
                                                                --------
        Aerospace/Defense-Equipment -- 0.4%
          AAR Corp......................................    385   14,973
          Aerojet Rocketdyne Holdings, Inc.+............    828   26,148
          Astronics Corp.+..............................    257    8,841
          Curtiss-Wright Corp...........................    530   62,673
          Ducommun, Inc.+...............................    126    4,154
          Kaman Corp....................................    322   18,013
          KLX, Inc.+....................................    620   34,013
          Moog, Inc., Class A+..........................    382   33,524
          Triumph Group, Inc............................    585   18,164
                                                                --------
                                                                 220,503
                                                                --------
        Agricultural Biotech -- 0.0%
          Calyxt, Inc.+.................................     95    1,946
                                                                --------
        Agricultural Chemicals -- 0.0%
          Intrepid Potash, Inc.+........................  1,134    4,559
                                                                --------
        Agricultural Operations -- 0.0%
          Alico, Inc....................................     37    1,217
          Andersons, Inc................................    323   12,097
          Cadiz, Inc.+..................................    250    3,313
          Limoneira Co..................................    143    3,339
          Tejon Ranch Co.+..............................    178    3,355
                                                                --------
                                                                  23,321
                                                                --------
        Airlines -- 0.1%
          Allegiant Travel Co...........................    149   20,324
          Hawaiian Holdings, Inc.+......................    635   21,272
          SkyWest, Inc..................................    608   28,637
                                                                --------
                                                                  70,233
                                                                --------
        Apparel Manufacturers -- 0.1%
          Columbia Sportswear Co........................    350   21,833
          Delta Apparel, Inc.+..........................     83    1,737
          Oxford Industries, Inc........................    197   12,726
          Sequential Brands Group, Inc.+................    476    1,238
          Superior Uniform Group, Inc...................    101    2,370
                                                                --------
                                                                  39,904
                                                                --------
        Appliances -- 0.0%
          Hamilton Beach Brands Holding Co., Class A+...     98    3,800

                                                                 Value
                     Security Description                Shares (Note 3)
        ----------------------------------------------------------------
        Appliances (continued)
          iRobot Corp.+.................................    317 $ 21,299
                                                                --------
                                                                  25,099
                                                                --------
        Applications Software -- 0.4%
          Appfolio, Inc., Class A+......................     96    4,406
          Bazaarvoice, Inc.+............................    998    4,815
          Brightcove, Inc.+.............................    406    3,248
          Callidus Software, Inc.+......................    772   19,570
          Ebix, Inc.....................................    288   19,570
          Five9, Inc.+..................................    624   15,743
          HubSpot, Inc.+................................    403   34,880
          MINDBODY, Inc., Class A+......................    504   16,254
          New Relic, Inc.+..............................    351   18,017
          Park City Group, Inc.+........................    157    1,735
          PDF Solutions, Inc.+..........................    334    4,893
          Progress Software Corp........................    570   24,128
          RealPage, Inc.+...............................    703   30,440
          Twilio, Inc., Class A+........................    745   23,803
          Upland Software, Inc.+........................     87    1,911
          Verint Systems, Inc.+.........................    749   31,608
                                                                --------
                                                                 255,021
                                                                --------
        Athletic Equipment -- 0.0%
          Clarus Corp.+.................................    246    1,796
          Nautilus, Inc.+...............................    362    4,706
          Vista Outdoor, Inc.+..........................    685   14,323
                                                                --------
                                                                  20,825
                                                                --------
        Auction Houses/Art Dealers -- 0.1%
          B. Riley Financial, Inc.......................    251    4,179
          Sotheby's+....................................    456   23,630
                                                                --------
                                                                  27,809
                                                                --------
        Audio/Video Products -- 0.0%
          Daktronics, Inc...............................    425    4,365
          Universal Electronics, Inc.+..................    169   10,140
          VOXX International Corp.+.....................    240    1,608
                                                                --------
                                                                  16,113
                                                                --------
        Auto Repair Centers -- 0.0%
          Monro, Inc....................................    380   18,753
                                                                --------
        Auto-Heavy Duty Trucks -- 0.6%
          Blue Bird Corp.+.............................. 16,185  334,220
          Navistar International Corp.+.................    596   25,217
          REV Group, Inc................................    272    7,018
                                                                --------
                                                                 366,455
                                                                --------
        Auto-Truck Trailers -- 0.0%
          Wabash National Corp..........................    713   16,043
                                                                --------
        Auto/Truck Parts & Equipment-Original -- 0.4%
          American Axle & Manufacturing Holdings, Inc.+.  1,001   17,808
          Cooper-Standard Holding, Inc.+................    210   23,411
          Dana, Inc.....................................  1,742   53,114
          Gentherm, Inc.+...............................    439   14,706
          Horizon Global Corp.+.........................    305    4,950
          Meritor, Inc.+................................  1,003   26,088
          Miller Industries, Inc........................    132    3,729
          Modine Manufacturing Co.+.....................    592   12,462

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                              Value
                     Security Description             Shares (Note 3)
           ----------------------------------------------------------
           COMMON STOCKS (continued)
           Auto/Truck Parts & Equipment-Original (continued)
             Spartan Motors, Inc.....................    409 $  6,605
             Superior Industries International, Inc..    295    4,587
             Tenneco, Inc............................    639   37,132
             Titan International, Inc................    596    5,805
             Tower International, Inc................    237    7,205
                                                             --------
                                                              217,602
                                                             --------
           Auto/Truck Parts & Equipment-Replacement -- 1.2%
             Commercial Vehicle Group, Inc.+......... 37,640  305,637
             Dorman Products, Inc.+..................    328   22,668
             Douglas Dynamics, Inc...................  8,744  366,810
             Motorcar Parts of America, Inc.+........    224    6,476
             Standard Motor Products, Inc............    258   11,267
                                                             --------
                                                              712,858
                                                             --------
           B2B/E-Commerce -- 0.0%
             ePlus, Inc.+............................    157   15,009
             TechTarget, Inc.+.......................    235    2,928
                                                             --------
                                                               17,937
                                                             --------
           Banks-Commercial -- 6.6%
             1st Source Corp.........................    193    9,903
             Access National Corp....................    178    5,180
             ACNB Corp...............................     71    1,981
             Allegiance Bancshares, Inc.+............    137    5,370
             American National Bankshares, Inc.......     98    3,837
             Ameris Bancorp..........................    435   20,836
             Ames National Corp......................    103    3,069
             Arrow Financial Corp....................    142    5,013
             Atlantic Capital Bancshares, Inc.+......    250    4,112
             BancFirst Corp..........................    202   11,039
             Bancorp, Inc.+..........................    589    4,953
             BancorpSouth, Inc.......................  1,031   32,580
             Bank of Commerce Holdings...............    185    2,220
             Bank of Marin Bancorp...................     72    4,878
             Bank of N.T. Butterfield & Son, Ltd.....    644   24,053
             Bankwell Financial Group, Inc...........     72    2,635
             Banner Corp.............................    395   22,641
             Bar Harbor Bankshares...................    180    5,441
             BCB Bancorp, Inc........................    113    1,588
             Blue Hills Bancorp, Inc.................    285    6,184
             Bridge Bancorp, Inc.....................    226    8,023
             Bryn Mawr Bank Corp.....................  8,194  359,307
             C&F Financial Corp......................     39    2,262
             Cadence BanCorp+........................    104    2,533
             Camden National Corp....................    183    7,900
             Capital Bank Financial Corp., Class A...    348   14,129
             Capital City Bank Group, Inc............    132    3,255
             Capstar Financial Holdings, Inc.+.......    103    2,080
             Carolina Financial Corp.................    172    6,338
             Cass Information Systems, Inc...........    130    8,385
             Cathay General Bancorp, Class B.........    902   37,704
             CenterState Banks, Inc..................    646   17,209
             Central Pacific Financial Corp..........    357   11,110
             Central Valley Community Bancorp........    119    2,404
             Century Bancorp, Inc., Class A..........     35    2,973
             Chemical Financial Corp.................    849   44,734
             Chemung Financial Corp..................     38    1,795

                                                               Value
                     Security Description              Shares (Note 3)
         -------------------------------------------------------------
         Banks-Commercial (continued)
           Citizens & Northern Corp...................    141 $  3,445
           City Holding Co............................    182   12,829
           Civista Bancshares, Inc....................    119    2,686
           CNB Financial Corp.........................    177    5,089
           CoBiz Financial, Inc.......................    456    9,321
           Codorus Valley Bancorp, Inc................    102    3,223
           Columbia Banking System, Inc...............    697   30,326
           Commerce Union Bancshares, Inc.............     83    2,005
           Community Bank System, Inc.................    588   32,511
           Community Financial Corp...................     47    1,702
           Community Trust Bancorp, Inc...............    184    8,887
           ConnectOne Bancorp, Inc....................    362    9,720
           County Bancorp, Inc........................     56    1,829
           Customers Bancorp, Inc.+...................    338    9,241
           CVB Financial Corp.........................  1,240   29,586
           DNB Financial Corp.........................     37    1,247
           Eagle Bancorp, Inc.+.......................    378   25,194
           Enterprise Bancorp, Inc....................    113    4,079
           Enterprise Financial Services Corp.........    270   11,772
           Equity Bancshares, Inc., Class A+..........    128    4,364
           Evans Bancorp, Inc.........................     55    2,395
           Farmers & Merchants Bancorp, Inc...........    186    6,886
           Farmers Capital Bank Corp..................     88    3,661
           Farmers National Banc Corp.................    302    4,379
           FB Financial Corp.+........................  8,596  351,319
           FCB Financial Holdings, Inc., Class A+.....    422   19,707
           Fidelity Southern Corp.....................    260    5,702
           Financial Institutions, Inc................    166    5,445
           First BanCorp+.............................  2,277   11,727
           First BanCorp..............................    311   11,414
           First BanCorp, Inc.........................    122    3,808
           First Bancshares, Inc......................    102    3,254
           First Busey Corp...........................    453   14,097
           First Business Financial Services, Inc.....     98    2,179
           First Citizens BancShares, Inc., Class A...     89   36,045
           First Commonwealth Financial Corp..........  1,159   16,875
           First Community Bancshares, Inc............    199    5,944
           First Connecticut Bancorp, Inc.............    169    4,462
           First Financial Bancorp....................    738   20,147
           First Financial Bankshares, Inc............    760   34,694
           First Financial Corp.......................    127    6,032
           First Foundation, Inc.+.................... 22,838  422,731
           First Guaranty Bancshares, Inc.............     47    1,254
           First Internet Bancorp.....................     74    2,790
           First Interstate BancSystem, Inc., Class A.    307   12,065
           First Merchants Corp.......................    491   21,113
           First Mid-Illinois Bancshares, Inc.........    120    4,632
           First Midwest Bancorp, Inc.................  1,223   28,239
           First Northwest Bancorp+...................    120    2,030
           First of Long Island Corp..................    280    8,834
           FNB Bancorp................................     63    2,177
           Franklin Financial Network, Inc.+..........    141    4,836
           Fulton Financial Corp......................  2,054   37,383
           German American Bancorp, Inc...............    254    9,139
           Glacier Bancorp, Inc.......................    921   34,961
           Great Southern Bancorp, Inc................    130    6,987
           Great Western Bancorp, Inc.................    709   28,778
           Green Bancorp, Inc.+.......................    255    5,648
           Guaranty Bancorp...........................    281    7,994

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                              Value
                     Security Description             Shares (Note 3)
           ----------------------------------------------------------
           COMMON STOCKS (continued)
           Banks-Commercial (continued)
             Guaranty Bancshares, Inc................    24  $   688
             Hancock Holding Co...................... 1,010   49,237
             Hanmi Financial Corp....................   377   11,593
             HarborOne Bancorp, Inc.+................   155    3,024
             Heartland Financial USA, Inc............   294   14,479
             Heritage Commerce Corp..................   434    6,675
             Heritage Financial Corp.................   352   10,736
             Hilltop Holdings, Inc...................   898   21,157
             Home BancShares, Inc.................... 1,886   42,397
             HomeStreet, Inc.+.......................   287    8,337
             Hope Bancorp, Inc....................... 1,554   28,671
             Horizon Bancorp.........................   255    7,018
             Howard Bancorp, Inc.+...................   105    2,195
             IBERIABANK Corp.........................   606   44,692
             Independent Bank Corp...................   319   23,000
             Independent Bank Corp...................   243    5,467
             International Bancshares Corp...........   656   26,634
             Investar Holding Corp...................    98    2,274
             Kearny Financial Corp................... 1,017   15,306
             Lakeland Bancorp, Inc...................   537   11,035
             Lakeland Financial Corp.................   289   13,953
             LCNB Corp...............................   106    2,162
             LegacyTexas Financial Group, Inc........   566   22,578
             Live Oak Bancshares, Inc................   237    5,617
             Macatawa Bank Corp......................   311    3,122
             MainSource Financial Group, Inc.........   296   11,156
             MB Financial, Inc.......................   970   44,562
             MBT Financial Corp......................   213    2,247
             Mercantile Bank Corp....................   193    6,967
             Middlefield Banc Corp...................    31    1,412
             Midland States Bancorp, Inc.............   184    5,971
             MidSouth Bancorp, Inc...................   106    1,389
             MidWestOne Financial Group, Inc.........   134    4,718
             National Bankshares, Inc................    81    3,588
             National Commerce Corp.+................   126    5,134
             NBT Bancorp, Inc........................   511   19,490
             Nicolet Bankshares, Inc.+...............   107    6,093
             Northeast Bancorp.......................    87    2,240
             Northrim BanCorp, Inc...................    81    2,633
             Norwood Financial Corp..................    69    2,061
             OFG Bancorp.............................   518    4,610
             Ohio Valley Banc Corp...................    49    1,744
             Old Line Bancshares, Inc................   102    3,075
             Old National Bancorp.................... 1,609   29,284
             Old Point Financial Corp................    43    1,392
             Old Second Bancorp, Inc.................   346    4,740
             Opus Bank+..............................   248    6,423
             Orrstown Financial Services, Inc........    89    2,270
             Pacific Continental Corp................   260    7,280
             Pacific Mercantile Bancorp+.............   185    1,730
             PacWest Bancorp.........................     0        5
             Paragon Commercial Corp.+...............    50    2,879
             Park National Corp......................   160   17,566
             Park Sterling Corp......................   618    7,768
             PCSB Financial Corp.+...................   217    4,062
             Peapack Gladstone Financial Corp........   201    6,973
             Penns Woods Bancorp, Inc................    55    2,663
             People's Utah Bancorp...................   162    5,038
             Peoples Bancorp of North Carolina, Inc..    51    1,739

                                                                Value
                    Security Description               Shares  (Note 3)
        ----------------------------------------------------------------
        Banks-Commercial (continued)
          Peoples Bancorp, Inc........................   197  $    6,525
          Peoples Financial Services Corp.............    82       3,718
          Preferred Bank.............................. 6,171     380,936
          Premier Financial Bancorp, Inc..............   113       2,339
          Provident Bancorp, Inc.+....................    53       1,256
          QCR Holdings, Inc...........................   145       6,924
          Renasant Corp...............................   517      21,404
          Republic Bancorp, Inc., Class A.............   115       4,522
          Republic First Bancorp, Inc.+...............   583       5,393
          S&T Bancorp, Inc............................   412      16,847
          Sandy Spring Bancorp, Inc...................   282      11,396
          Seacoast Banking Corp. of Florida+..........   479      11,874
          ServisFirst Bancshares, Inc.................   554      22,720
          Shore Bancshares, Inc.......................   150       2,469
          Sierra Bancorp..............................   147       3,890
          Simmons First National Corp., Class A.......   445      25,662
          SmartFinancial, Inc.+.......................    86       2,020
          South State Corp............................   346      31,157
          Southern First Bancshares, Inc.+............    78       3,007
          Southern National Bancorp of Virginia, Inc..   221       3,609
          Southside Bancshares, Inc...................   332      11,756
          State Bank Financial Corp...................   449      12,981
          Stock Yards Bancorp, Inc....................   261       9,853
          Summit Financial Group, Inc.................   130       3,536
          Sun Bancorp, Inc............................   129       3,270
          Sunshine Bancorp, Inc.+.....................    88       2,055
          Texas Capital Bancshares, Inc.+.............   597      51,372
          Tompkins Financial Corp.....................   175      15,246
          Towne Bank..................................   677      22,679
          TriCo Bancshares............................   245      10,148
          TriState Capital Holdings, Inc.+............   267       6,048
          Triumph Bancorp, Inc.+......................   184       5,704
          TrustCo Bank Corp........................... 1,107      10,157
          Trustmark Corp..............................   808      26,616
          Two River Bancorp...........................    86       1,668
          UMB Financial Corp..........................   542      39,853
          Umpqua Holdings Corp........................ 2,653      54,280
          Union Bankshares Corp.......................   517      17,842
          United Bankshares, Inc...................... 1,198      43,068
          United Community Banks, Inc.................   847      23,225
          United Security Bancshares..................   156       1,466
          Unity Bancorp, Inc..........................    92       1,817
          Univest Corp. of Pennsylvania...............   311       9,112
          Valley National Bancorp..................... 3,094      35,581
          Veritex Holdings, Inc.+.....................   171       4,508
          Washington Trust Bancorp, Inc...............   180       9,990
          WashingtonFirst Bankshares, Inc.............   117       4,088
          WesBanco, Inc...............................   504      20,362
          West Bancorporation, Inc....................   190       4,645
          Westamerica Bancorporation..................   305      17,760
          Western New England Bancorp, Inc............   331       3,492
          Wintrust Financial Corp.....................   664      53,977
          Xenith Bankshares, Inc.+....................    61       1,951
                                                              ----------
                                                               3,851,196
                                                              ----------
        Banks-Fiduciary -- 0.0%
          Boston Private Financial Holdings, Inc......   999      15,884
          Parke Bancorp, Inc..........................    69       1,487
          Union Bankshares, Inc.......................    47       2,312
                                                              ----------
                                                                  19,683
                                                              ----------

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                                Value
                     Security Description               Shares (Note 3)
        ---------------------------------------------------------------
        COMMON STOCKS (continued)
        Banks-Mortgage -- 0.0%
          Walker & Dunlop, Inc.+.......................    332 $ 18,223
                                                               --------
        Banks-Super Regional -- 0.0%
          Independent Bank Group, Inc..................    211   13,272
          National Bank Holdings Corp., Class A........    298    9,780
                                                               --------
                                                                 23,052
                                                               --------
        Batteries/Battery Systems -- 0.1%
          EnerSys......................................    523   36,281
                                                               --------
        Beverages-Non-alcoholic -- 0.1%
          Coca-Cola Bottling Co. Consolidated..........     56   12,631
          National Beverage Corp.......................    141   13,804
          Primo Water Corp.+...........................    303    3,336
                                                               --------
                                                                 29,771
                                                               --------
        Beverages-Wine/Spirits -- 0.0%
          MGP Ingredients, Inc.........................    155   10,534
                                                               --------
        Bicycle Manufacturing -- 0.0%
          Fox Factory Holding Corp.+...................    420   17,871
                                                               --------
        Brewery -- 0.4%
          Boston Beer Co., Inc., Class A+..............    106   18,874
          Craft Brew Alliance, Inc.+...................    152    2,774
          New Age Beverages Corp.+..................... 98,530  230,560
                                                               --------
                                                                252,208
                                                               --------
        Broadcast Services/Program -- 0.1%
          Hemisphere Media Group, Inc.+................    187    2,281
          MSG Networks, Inc., Class A+.................    717   12,440
          TiVo Corp....................................  1,406   25,519
          World Wrestling Entertainment, Inc., Class A.    458   12,151
                                                               --------
                                                                 52,391
                                                               --------
        Building & Construction Products-Misc. -- 1.2%
          Armstrong Flooring, Inc.+....................    279    4,129
          Builders FirstSource, Inc.+..................  1,159   20,885
          Caesarstone, Ltd.+...........................    272    7,698
          Forterra, Inc.+..............................    224    1,111
          Gibraltar Industries, Inc.+..................    380   12,635
          Louisiana-Pacific Corp.+.....................  1,742   47,348
          NCI Building Systems, Inc.+..................    479    7,640
          Patrick Industries, Inc.+....................  4,953  460,629
          Ply Gem Holdings, Inc.+......................    266    4,495
          Quanex Building Products Corp................    411    9,021
          Simpson Manufacturing Co., Inc...............    494   27,536
          Summit Materials, Inc., Class A+.............  1,282   40,255
          Trex Co., Inc.+..............................    354   38,745
                                                               --------
                                                                682,127
                                                               --------
        Building & Construction-Misc. -- 0.2%
          Aegion Corp.+................................    398    9,269
          American Woodmark Corp.+.....................    169   16,325
          Comfort Systems USA, Inc.....................    441   19,536
          Hill International, Inc.+....................    409    2,168
          IES Holdings, Inc.+..........................    104    1,945
          MYR Group, Inc.+.............................    191    6,091
          TopBuild Corp.+..............................    442   29,168
                                                               --------
                                                                 84,502
                                                               --------

                                                             Value
                     Security Description            Shares (Note 3)
            --------------------------------------------------------
            Building Products-Air & Heating -- 0.0%
              AAON, Inc.............................    496 $ 17,360
                                                            --------
            Building Products-Cement -- 0.1%
              Continental Building Products, Inc.+..    473   12,629
              US Concrete, Inc.+....................    182   14,233
                                                            --------
                                                              26,862
                                                            --------
            Building Products-Doors & Windows -- 0.6%
              Apogee Enterprises, Inc...............    339   16,180
              Griffon Corp..........................    351    7,915
              JELD-WEN Holding, Inc.+...............    648   23,898
              Masonite International Corp.+.........    356   23,888
              PGT Innovations , Inc.+............... 18,355  258,806
                                                            --------
                                                             330,687
                                                            --------
            Building Products-Light Fixtures -- 0.1%
              Cree, Inc.+...........................  1,170   41,769
              LSI Industries, Inc...................    290    2,016
                                                            --------
                                                              43,785
                                                            --------
            Building Products-Wood -- 0.1%
              Boise Cascade Co.+....................    463   16,413
              Universal Forest Products, Inc........    240   27,096
                                                            --------
                                                              43,509
                                                            --------
            Building-Heavy Construction -- 0.9%
              Chicago Bridge & Iron Co. NV..........  1,207   16,826
              Dycom Industries, Inc.+...............    365   32,058
              Granite Construction, Inc.............    475   30,253
              Layne Christensen Co.+................    216    2,853
              MasTec, Inc.+.........................    797   34,709
              Orion Group Holdings, Inc.+...........    324    2,333
              Primoris Services Corp................    472   13,343
              Sterling Construction Co., Inc.+...... 21,259  379,473
              Tutor Perini Corp.+...................    448   12,634
                                                            --------
                                                             524,482
                                                            --------
            Building-Maintenance & Services -- 0.1%
              ABM Industries, Inc...................    670   28,120
                                                            --------
            Building-Mobile Home/Manufactured Housing -- 1.5%
              Cavco Industries, Inc.+...............  2,202  345,494
              Winnebago Industries, Inc............. 10,862  533,867
                                                            --------
                                                             879,361
                                                            --------
            Building-Residential/Commercial -- 0.3%
              AV Homes, Inc.+.......................    146    2,431
              Beazer Homes USA, Inc.+...............    375    7,868
              Century Communities, Inc.+............    228    6,509
              Green Brick Partners, Inc.+...........    276    2,995
              Hovnanian Enterprises, Inc., Class A+.  1,480    3,582
              Installed Building Products, Inc.+....    258   17,983
              KB Home...............................  1,005   27,567
              LGI Homes, Inc.+......................    207   12,488
              M/I Homes, Inc.+......................    286    9,552
              MDC Holdings, Inc.....................    498   18,446
              Meritage Homes Corp.+.................    461   22,451
              New Home Co., Inc.+...................    148    1,721
              PICO Holdings, Inc.+..................    266    5,027
              Taylor Morrison Home Corp., Class A+..    840   20,286
              TRI Pointe Group, Inc.+...............  1,778   31,453

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                           Value
                     Security Description          Shares (Note 3)
              ----------------------------------------------------
              COMMON STOCKS (continued)
              Building-Residential/Commercial (continued)
                William Lyon Homes, Class A+......    286 $  7,936
                                                          --------
                                                           198,295
                                                          --------
              Cable/Satellite TV -- 0.0%
                Global Eagle Entertainment, Inc.+.    612    1,487
                WideOpenWest, Inc.+...............    239    3,057
                                                          --------
                                                             4,544
                                                          --------
              Capacitors -- 0.0%
                KEMET Corp.+......................    547   14,052
                                                          --------
              Casino Hotels -- 0.1%
                Boyd Gaming Corp..................    995   29,084
                Caesars Entertainment Corp.+......  1,634   21,161
                Century Casinos, Inc.+............    253    2,087
                Monarch Casino & Resort, Inc.+....    130    5,799
                                                          --------
                                                            58,131
                                                          --------
              Casino Services -- 0.1%
                Eldorado Resorts, Inc.+...........    552   14,187
                Scientific Games Corp., Class A+..    637   30,321
                                                          --------
                                                            44,508
                                                          --------
              Cellular Telecom -- 0.0%
                ATN International, Inc............    127    6,895
                                                          --------
              Chemicals-Diversified -- 0.1%
                Aceto Corp........................    352    3,544
                AdvanSix, Inc.+...................    359   16,611
                Codexis, Inc.+....................    488    3,001
                Innophos Holdings, Inc............    232   11,352
                Innospec, Inc.....................    287   17,751
                Koppers Holdings, Inc.+...........    247   11,992
                                                          --------
                                                            64,251
                                                          --------
              Chemicals-Fibers -- 0.0%
                Rayonier Advanced Materials, Inc..    513    7,372
                                                          --------
              Chemicals-Other -- 0.0%
                American Vanguard Corp............    344    7,740
                                                          --------
              Chemicals-Plastics -- 0.4%
                A. Schulman, Inc..................    342   13,441
                Landec Corp.+..................... 11,312  149,884
                PolyOne Corp......................    975   44,918
                                                          --------
                                                           208,243
                                                          --------
              Chemicals-Specialty -- 1.3%
                AgroFresh Solutions, Inc.+........    264    1,558
                Balchem Corp......................    379   31,946
                Calgon Carbon Corp................    605   13,128
                CSW Industrials, Inc.+............    173    8,486
                Ferro Corp.+......................  1,003   23,891
                GCP Applied Technologies, Inc.+...    859   25,126
                H.B. Fuller Co....................    604   34,349
                Hawkins, Inc......................    115    4,381
                Ingevity Corp.+...................    509   36,256
                KMG Chemicals, Inc................  7,434  409,836
                Kraton Corp.+.....................    359   17,602
                Minerals Technologies, Inc........    421   30,270
                Oil-Dri Corp. of America..........     60    2,521

                                                            Value
                     Security Description           Shares (Note 3)
            -------------------------------------------------------
            Chemicals-Specialty (continued)
              OMNOVA Solutions, Inc.+..............    517 $  5,713
              Quaker Chemical Corp.................    156   24,230
              Sensient Technologies Corp...........    530   40,306
              Stepan Co............................    239   19,087
              Tronox, Ltd., Class A................  1,010   26,735
              Valhi, Inc...........................    303    1,318
                                                           --------
                                                            756,739
                                                           --------
            Circuit Boards -- 0.0%
              Park Electrochemical Corp............    231    4,361
              TTM Technologies, Inc.+..............  1,107   17,469
                                                           --------
                                                             21,830
                                                           --------
            Coal -- 0.1%
              Arch Coal, Inc., Class A.............    262   20,022
              Cloud Peak Energy, Inc.+.............    885    3,761
              Hallador Energy Co...................    192      995
              NACCO Industries, Inc., Class A......     49    2,038
              Peabody Energy Corp.+................    739   22,828
              Ramaco Resources, Inc.+..............     73      428
              SunCoke Energy, Inc.+................    771    8,550
              Warrior Met Coal, Inc................    202    5,256
              Westmoreland Coal Co.+...............    222      385
                                                           --------
                                                             64,263
                                                           --------
            Coatings/Paint -- 0.0%
              Kronos Worldwide, Inc................    272    7,156
                                                           --------
            Coffee -- 0.0%
              Farmer Bros. Co.+....................    104    3,531
                                                           --------
            Commercial Services -- 0.9%
              Acacia Research Corp.+...............    593    2,669
              Care.com, Inc.+......................    161    2,475
              Collectors Universe, Inc.............     90    2,228
              Emerald Expositions Events, Inc......    188    4,379
              Healthcare Services Group, Inc.......    853   45,115
              HMS Holdings Corp.+..................  1,004   19,317
              Medifast, Inc........................  6,596  411,590
              National Research Corp., Class A.....    113    4,243
              Nutrisystem, Inc.....................    356   17,782
              Pendrell Corp.+......................    143      927
              RPX Corp.+...........................    541    7,044
              ServiceSource International, Inc.+...    907    3,156
              SP Plus Corp.+.......................    208    8,060
              Team, Inc.+..........................    350    4,305
              Weight Watchers International, Inc.+.    335   15,048
                                                           --------
                                                            548,338
                                                           --------
            Commercial Services-Finance -- 0.9%
              Cardtronics PLC, Class A+............    546   12,504
              CBIZ, Inc.+..........................    612   10,373
              CPI Card Group, Inc..................    245      265
              Everi Holdings, Inc.+................    763    6,325
              EVERTEC, Inc.........................    724   10,860
              Green Dot Corp., Class A+............    547   30,971
              LendingTree, Inc.+...................     76   20,372
              Liberty Tax, Inc.....................     82    1,070
              MoneyGram International, Inc.+.......    349    5,427
              PRGX Global, Inc.+................... 56,917  429,723

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                              Value
                     Security Description             Shares (Note 3)
          -----------------------------------------------------------
          COMMON STOCKS (continued)
          Commercial Services-Finance (continued)
            Travelport Worldwide, Ltd................  1,487 $ 23,331
                                                             --------
                                                              551,221
                                                             --------
          Communications Software -- 0.1%
            BroadSoft, Inc.+.........................    368   20,185
            Digi International, Inc.+................    317    3,297
            pdvWireless, Inc.+.......................    113    3,226
                                                             --------
                                                               26,708
                                                             --------
          Computer Aided Design -- 0.1%
            Aspen Technology, Inc.+..................    899   58,003
            Exa Corp.+...............................    166    4,024
                                                             --------
                                                               62,027
                                                             --------
          Computer Data Security -- 0.1%
            Qualys, Inc.+............................    376   19,891
            Varonis Systems, Inc.+...................    229    9,984
                                                             --------
                                                               29,875
                                                             --------
          Computer Graphics -- 0.0%
            Monotype Imaging Holdings, Inc...........    498   11,479
                                                             --------
          Computer Services -- 1.2%
            Barracuda Networks, Inc.+................    301    7,016
            CACI International, Inc., Class A+.......    292   41,975
            Carbonite, Inc.+......................... 16,895  383,516
            Cogint, Inc.+............................    242    1,101
            Convergys Corp...........................  1,126   28,972
            DMC Global, Inc..........................    169    3,676
            Engility Holdings, Inc.+.................    216    7,273
            EPAM Systems, Inc.+......................    589   53,687
            ExlService Holdings, Inc.+...............    392   24,469
            Insight Enterprises, Inc.+...............    427   19,236
            KeyW Holding Corp.+......................    577    4,356
            MAXIMUS, Inc.............................    769   51,085
            Presidio, Inc.+..........................    228    3,374
            Science Applications International Corp..    525   38,504
            SecureWorks Corp., Class A+..............     97      972
            StarTek, Inc.+...........................    122    1,457
            Sykes Enterprises, Inc.+.................    470   13,602
            Syntel, Inc.+............................    396    9,251
            TeleTech Holdings, Inc...................    166    6,914
            Unisys Corp.+............................    603    5,276
            Virtusa Corp.+...........................    331   12,631
                                                             --------
                                                              718,343
                                                             --------
          Computer Software -- 1.7%
            Avid Technology, Inc.+...................    400    1,776
            Blackbaud, Inc...........................    571   57,842
            Box, Inc., Class A+......................    941   20,655
            Cloudera, Inc.+..........................    167    2,527
            CommerceHub, Inc., Series A+.............    164    3,662
            CommerceHub, Inc., Series C+.............    348    7,423
            Cornerstone OnDemand, Inc.+..............    624   23,937
            Envestnet, Inc.+.........................    516   27,554
            j2 Global, Inc...........................    557   41,296
            Planet Payment, Inc.+.................... 77,124  344,744
            Simulations Plus, Inc.................... 26,674  434,786
            Tintri, Inc.+............................    123      476

                                                           Value
                     Security Description          Shares (Note 3)
             -----------------------------------------------------
             Computer Software (continued)
               Veritone, Inc.+....................     30 $  1,065
               Workiva, Inc.+.....................    297    6,638
                                                          --------
                                                           974,381
                                                          --------
             Computers -- 0.0%
               Nutanix, Inc., Class A+............    674   19,209
                                                          --------
             Computers-Integrated Systems -- 0.3%
               Agilysys, Inc.+....................    184    2,258
               Cray, Inc.+........................    480    9,912
               Diebold Nixdorf, Inc...............    905   17,467
               Maxwell Technologies, Inc.+........    432    2,082
               Mercury Systems, Inc.+.............    561   28,314
               MTS Systems Corp...................    201   10,462
               NetScout Systems, Inc.+............  1,026   29,138
               Radisys Corp.+.....................    441      582
               Silver Spring Networks, Inc.+......    501    8,076
               Super Micro Computer, Inc.+........    467    9,293
               USA Technologies, Inc.+............    466    2,959
               VeriFone Systems, Inc.+............  1,334   25,453
                                                          --------
                                                           145,996
                                                          --------
             Computers-Memory Devices -- 0.0%
               Pure Storage, Inc., Class A+.......  1,115   18,319
               Quantum Corp.+.....................    335    1,776
                                                          --------
                                                            20,095
                                                          --------
             Computers-Other -- 0.1%
               3D Systems Corp.+..................  1,309   16,205
               ExOne Co.+.........................    133    1,414
               Lumentum Holdings, Inc.+...........    730   46,100
               Stratasys, Ltd.+...................    599   13,489
                                                          --------
                                                            77,208
                                                          --------
             Computers-Periphery Equipment -- 0.6%
               Electronics For Imaging, Inc.+.....    555   17,127
               Immersion Corp.+...................    349    2,820
               Mitek Systems, Inc.+............... 37,211  331,178
                                                          --------
                                                           351,125
                                                          --------
             Computers-Voice Recognition -- 0.0%
               Vocera Communications, Inc.+.......    335    9,454
                                                          --------
             Consulting Services -- 1.3%
               Advisory Board Co.+................    484   26,100
               CRA International, Inc.............  7,874  332,755
               Forrester Research, Inc............    120    5,244
               Franklin Covey Co.+................    116    2,250
               FTI Consulting, Inc.+..............    493   21,076
               Hackett Group, Inc.................    286    4,416
               Huron Consulting Group, Inc.+......    263    9,626
               ICF International, Inc.+...........    215   11,545
               Information Services Group, Inc.+..    388    1,583
               Navigant Consulting, Inc.+.........    565    9,780
               Vectrus, Inc.+..................... 10,241  312,453
                                                          --------
                                                           736,828
                                                          --------
             Consumer Products-Misc. -- 0.1%
               Central Garden & Pet Co.+..........    126    4,811
               Central Garden & Pet Co., Class A+.    423   15,613
               CSS Industries, Inc................    107    3,208

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                               Value
                     Security Description              Shares (Note 3)
          ------------------------------------------------------------
          COMMON STOCKS (continued)
          Consumer Products-Misc. (continued)
            Helen of Troy, Ltd.+......................    326 $ 30,285
            WD-40 Co..................................    165   18,290
                                                              --------
                                                                72,207
                                                              --------
          Containers-Metal/Glass -- 0.0%
            Greif, Inc., Class A......................    306   16,992
            Greif, Inc., Class B......................     67    4,211
                                                              --------
                                                                21,203
                                                              --------
          Containers-Paper/Plastic -- 0.1%
            KapStone Paper and Packaging Corp.........  1,041   23,381
            Multi-Color Corp..........................    164   13,563
            UFP Technologies, Inc.+...................     77    2,375
                                                              --------
                                                                39,319
                                                              --------
          Cosmetics & Toiletries -- 0.0%
            e.l.f Beauty, Inc.+.......................    248    5,255
            Inter Parfums, Inc........................    207    9,584
            Revlon, Inc., Class A+....................    141    3,173
                                                              --------
                                                                18,012
                                                              --------
          Cruise Lines -- 0.0%
            Lindblad Expeditions Holdings, Inc.+......    240    2,573
                                                              --------
          Data Processing/Management -- 0.6%
            Acxiom Corp.+.............................    936   23,550
            Amber Road, Inc.+......................... 26,223  195,623
            CommVault Systems, Inc.+..................    465   24,203
            CSG Systems International, Inc............    399   16,894
            Fair Isaac Corp...........................    360   52,258
            Pegasystems, Inc..........................    439   25,594
                                                              --------
                                                               338,122
                                                              --------
          Decision Support Software -- 0.0%
            Castlight Health, Inc., Class B+..........    766    2,949
            QAD, Inc., Class A........................    118    4,366
                                                              --------
                                                                 7,315
                                                              --------
          Diagnostic Equipment -- 0.4%
            Accelerate Diagnostics, Inc.+.............    312    6,193
            BioTelemetry, Inc.+.......................  5,753  167,125
            GenMark Diagnostics, Inc.+................    526    3,919
            Genomic Health, Inc.+.....................    236    7,738
            Oxford Immunotec Global PLC+..............    271    3,583
            Quotient, Ltd.+...........................    320    1,635
            Repligen Corp.+...........................    446   16,591
                                                              --------
                                                               206,784
                                                              --------
          Diagnostic Kits -- 0.6%
            Meridian Bioscience, Inc..................    499    7,460
            OraSure Technologies, Inc.+............... 17,215  339,996
            Quidel Corp.+.............................    332   13,596
                                                              --------
                                                               361,052
                                                              --------
          Dialysis Centers -- 0.0%
            American Renal Associates Holdings, Inc.+.    116    1,407
                                                              --------
          Disposable Medical Products -- 0.1%
            ICU Medical, Inc.+........................    180   34,398
            Merit Medical Systems, Inc.+..............    583   22,183

                                                            Value
                     Security Description           Shares (Note 3)
             ------------------------------------------------------
             Disposable Medical Products (continued)
               Utah Medical Products, Inc..........     41 $  3,092
                                                           --------
                                                             59,673
                                                           --------
             Distribution/Wholesale -- 0.3%
               Anixter International, Inc.+........    348   23,908
               Beacon Roofing Supply, Inc.+........    800   44,328
               Core-Mark Holding Co., Inc..........    546   18,597
               EnviroStar, Inc.....................     42    1,121
               Essendant, Inc......................    448    4,337
               Fossil Group, Inc.+.................    511    4,027
               G-III Apparel Group, Ltd.+..........    519   13,151
               H&E Equipment Services, Inc.........    377   12,418
               Huttig Building Products, Inc.+.....    285    1,915
               Nexeo Solutions, Inc.+..............    315    2,328
               ScanSource, Inc.+...................    297   12,756
               SiteOne Landscape Supply, Inc.+.....    407   25,848
               Systemax, Inc.......................    138    3,940
               Titan Machinery, Inc.+..............    222    3,306
               Triton International, Ltd...........    520   20,748
               Veritiv Corp.+......................    138    4,437
                                                           --------
                                                            197,165
                                                           --------
             Diversified Financial Services -- 0.0%
               Ladder Capital Corp.................    845   11,357
                                                           --------
             Diversified Manufacturing Operations -- 1.6%
               Actuant Corp., Class A..............    713   18,182
               AZZ, Inc............................    311   14,866
               Barnes Group, Inc...................    602   39,184
               Chase Corp..........................     86   10,213
               EnPro Industries, Inc...............    253   21,186
               Fabrinet+...........................    435   16,173
               Federal Signal Corp.................    707   15,094
               GP Strategies Corp.+................ 10,723  311,503
               Harsco Corp.+.......................    963   20,464
               LSB Industries, Inc.+...............    260    1,963
               Lydall, Inc.+.......................  7,440  430,032
               NL Industries, Inc.+................    100    1,300
               Raven Industries, Inc...............    433   14,570
               Standex International Corp..........    151   15,636
               Tredegar Corp.......................    309    5,979
                                                           --------
                                                            936,345
                                                           --------
             Diversified Minerals -- 0.1%
               Fairmount Santrol Holdings, Inc.+...  1,858    8,008
               Smart Sand, Inc.+...................    262    1,884
               United States Lime & Minerals, Inc..     24    2,180
               US Silica Holdings, Inc.............    978   29,839
                                                           --------
                                                             41,911
                                                           --------
             Diversified Operations -- 0.0%
               HRG Group, Inc.+....................  1,424   23,097
                                                           --------
             Diversified Operations/Commercial Services -- 0.0%
               Viad Corp...........................    242   14,048
                                                           --------
             Drug Delivery Systems -- 0.2%
               Antares Pharma, Inc.+...............  1,720    3,130
               Catalent, Inc.+.....................  1,507   64,183
               Depomed, Inc.+......................    683    3,306
               Heron Therapeutics, Inc.+...........    544    8,350

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                           Value
                     Security Description          Shares (Note 3)
              ----------------------------------------------------
              COMMON STOCKS (continued)
              Drug Delivery Systems (continued)
                Nektar Therapeutics+.............. 1,775  $ 42,760
                Revance Therapeutics, Inc.+.......   269     6,994
                                                          --------
                                                           128,723
                                                          --------
              E-Commerce/Products -- 0.1%
                1-800-flowers.com, Inc., Class A+.   313     2,942
                Chegg, Inc.+...................... 1,130    17,526
                Etsy, Inc.+....................... 1,386    23,146
                FTD Cos., Inc.+...................   202     2,182
                Lands' End, Inc.+.................   159     1,733
                Overstock.com, Inc.+..............   201     9,226
                Shutterfly, Inc.+.................   408    17,422
                                                          --------
                                                            74,177
                                                          --------
              E-Commerce/Services -- 0.4%
                Bankrate, Inc.+...................   566     7,867
                Cars.com, Inc.+...................   862    20,533
                Carvana Co.+......................   181     2,567
                ChannelAdvisor Corp.+.............   303     3,409
                Groupon, Inc.+.................... 4,068    19,404
                GrubHub, Inc.+.................... 1,029    62,790
                Leaf Group, Ltd.+.................   142     1,001
                Ominto, Inc.+.....................   170       542
                Quotient Technology, Inc.+........   882    13,803
                Stamps.com, Inc.+.................   190    42,636
                Trade Desk, Inc., Class A+........   281    18,524
                TrueCar, Inc.+....................   821    13,284
                                                          --------
                                                           206,360
                                                          --------
              E-Marketing/Info -- 0.0%
                Liquidity Services, Inc.+.........   307     1,750
                New Media Investment Group, Inc...   612     9,774
                QuinStreet, Inc.+.................   438     3,898
                Rubicon Project, Inc.+............   531     1,890
                                                          --------
                                                            17,312
                                                          --------
              E-Services/Consulting -- 0.0%
                Perficient, Inc.+.................   411     7,994
                                                          --------
              Educational Software -- 0.1%
                2U, Inc.+.........................   524    33,342
                Instructure, Inc.+................   255     8,874
                Rosetta Stone, Inc.+..............   203     2,065
                                                          --------
                                                            44,281
                                                          --------
              Electric Products-Misc. -- 0.1%
                Graham Corp.......................   114     2,197
                Littelfuse, Inc...................   270    56,430
                Novanta, Inc.+....................   384    18,163
                                                          --------
                                                            76,790
                                                          --------
              Electric-Distribution -- 0.0%
                Genie Energy, Ltd., Class B.......   162       927
                Spark Energy, Inc., Class A.......   138     1,932
                Unitil Corp.......................   166     8,632
                                                          --------
                                                            11,491
                                                          --------
              Electric-Generation -- 0.0%
                Atlantic Power Corp.+............. 1,372     3,361
                                                          --------

                                                               Value
                    Security Description              Shares  (Note 3)
        ---------------------------------------------------------------
        Electric-Integrated -- 0.7%
          ALLETE, Inc................................    613 $   48,029
          Ameresco, Inc., Class A+...................    224      1,725
          Avista Corp................................    771     40,277
          Black Hills Corp...........................    641     41,832
          El Paso Electric Co........................    484     27,830
          IDACORP, Inc...............................    605     55,678
          MGE Energy, Inc............................    419     27,675
          NorthWestern Corp..........................    583     34,560
          Otter Tail Corp............................    471     21,643
          PNM Resources, Inc.........................    956     41,490
          Portland General Electric Co...............  1,072     51,177
                                                             ----------
                                                                391,916
                                                             ----------
        Electronic Components-Misc. -- 2.2%
          AVX Corp...................................    552     10,400
          Bel Fuse, Inc., Class B.................... 11,851    383,380
          Benchmark Electronics, Inc.+...............    599     18,539
          CTS Corp...................................    383     10,418
          Kimball Electronics, Inc.+.................    318      6,996
          Knowles Corp.+.............................  1,056     17,487
          Methode Electronics, Inc...................    429     20,120
          Microvision, Inc.+.........................    817      1,806
          NVE Corp...................................  4,066    345,935
          OSI Systems, Inc.+.........................    208     18,383
          Plexus Corp.+..............................    402     24,695
          Rogers Corp.+..............................    216     32,849
          Sanmina Corp.+.............................    884     28,929
          Sparton Corp.+.............................    115      2,678
          Stoneridge, Inc.+..........................    322      7,322
          Vishay Intertechnology, Inc................  1,613     35,889
          Vishay Precision Group, Inc.+..............    122      2,995
          ZAGG, Inc.+................................ 20,846    326,240
                                                             ----------
                                                              1,295,061
                                                             ----------
        Electronic Components-Semiconductors -- 1.2%
          Alpha & Omega Semiconductor, Ltd...........    224      4,128
          Ambarella, Inc.+...........................    389     21,955
          Amkor Technology, Inc.+....................  1,220     14,115
          AXT, Inc.+.................................    446      4,148
          CEVA, Inc.+................................  7,770    375,291
          Diodes, Inc.+..............................    457     15,693
          DSP Group, Inc.+...........................    262      3,511
          EMCORE Corp.+..............................    323      2,665
          GSI Technology, Inc.+......................    171      1,183
          Impinj, Inc.+..............................    216      7,374
          Inphi Corp.+...............................    503     20,613
          IXYS Corp.+................................    300      7,410
          Kopin Corp.+...............................    737      2,587
          Lattice Semiconductor Corp.+...............  1,470      8,599
          MACOM Technology Solutions Holdings, Inc.+.    486     19,868
          Monolithic Power Systems, Inc..............    478     58,158
          Pixelworks, Inc.+..........................    341      1,906
          Rambus, Inc.+..............................  1,328     19,535
          Semtech Corp.+.............................    777     31,896
          Silicon Laboratories, Inc.+................    503     47,735
          SMART Global Holdings, Inc.+...............    240      7,529
          Synaptics, Inc.+...........................    413     15,331
          Xperi Corp.................................    586     13,478
                                                             ----------
                                                                704,708
                                                             ----------

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                            Value
                     Security Description           Shares (Note 3)
            -------------------------------------------------------
            COMMON STOCKS (continued)
            Electronic Measurement Instruments -- 0.2%
              Badger Meter, Inc....................    336 $ 14,717
              CyberOptics Corp.+...................     82    1,181
              ESCO Technologies, Inc...............    305   17,675
              FARO Technologies, Inc.+.............    198   10,256
              Fitbit, Inc., Class A+...............  2,092   12,845
              Itron, Inc.+.........................    409   31,963
              Mesa Laboratories, Inc...............     38    6,059
                                                           --------
                                                             94,696
                                                           --------
            Electronic Parts Distribution -- 0.2%
              SYNNEX Corp..........................    347   46,803
              Tech Data Corp.+.....................    420   38,964
                                                           --------
                                                             85,767
                                                           --------
            Electronic Security Devices -- 0.6%
              Napco Security Technologies, Inc.+... 35,392  359,229
                                                           --------
            Energy-Alternate Sources -- 0.1%
              Clean Energy Fuels Corp.+............  1,635    3,842
              FutureFuel Corp......................    300    4,554
              Green Plains, Inc....................    454    8,353
              Pacific Ethanol, Inc.+...............    492    2,362
              Pattern Energy Group, Inc............    843   19,448
              Plug Power, Inc.+....................  2,676    7,627
              Renewable Energy Group, Inc.+........    456    5,518
              REX American Resources Corp.+........     70    6,173
              Sunrun, Inc.+........................  1,018    5,843
              TerraForm Global, Inc., Class A+.....  1,069    5,211
              TerraForm Power, Inc., Class A.......    151    2,028
              TPI Composites, Inc.+................    128    3,206
              Vivint Solar, Inc.+..................    312    1,170
                                                           --------
                                                             75,335
                                                           --------
            Engineering/R&D Services -- 0.8%
              Argan, Inc...........................    174   11,963
              EMCOR Group, Inc.....................    706   56,840
              Exponent, Inc........................    307   22,672
              KBR, Inc.............................  1,665   32,684
              Mistras Group, Inc.+.................    207    4,349
              NV5 Global, Inc.+....................  5,909  343,313
              VSE Corp.............................    103    5,057
                                                           --------
                                                            476,878
                                                           --------
            Engines-Internal Combustion -- 0.0%
              Briggs & Stratton Corp...............    500   12,600
                                                           --------
            Enterprise Software/Service -- 0.9%
              Actua Corp.+.........................    366    5,655
              Alteryx, Inc., Class A+..............    106    2,395
              American Software, Inc., Class A..... 22,848  283,544
              Apptio, Inc., Class A+...............    213    5,165
              Benefitfocus, Inc.+..................    190    5,206
              Blackline, Inc.+.....................    186    6,607
              Coupa Software, Inc.+................    357   12,406
              Donnelley Financial Solutions, Inc.+.    397    8,535
              Everbridge, Inc.+....................    203    5,408
              Evolent Health, Inc., Class A+.......    624   10,140
              Hortonworks, Inc.+...................    573    9,460
              LivePerson, Inc.+....................    649    9,118
              Majesco+.............................     67      400

                                                                Value
                    Security Description                Shares (Note 3)
        --------------------------------------------------------------
        Enterprise Software/Service (continued)
          ManTech International Corp., Class A.........    309 $ 14,341
          MicroStrategy, Inc., Class A+................    114   15,078
          MobileIron, Inc.+............................    657    2,529
          Model N, Inc.+...............................    279    4,059
          MuleSoft, Inc., Class A+.....................    292    6,830
          Omnicell, Inc.+..............................    440   21,912
          Paycom Software, Inc.+.......................    590   48,498
          PROS Holdings, Inc.+.........................    315    7,116
          SPS Commerce, Inc.+..........................    202    9,930
                                                               --------
                                                                494,332
                                                               --------
        Entertainment Software -- 0.0%
          Glu Mobile, Inc.+............................  1,243    4,984
                                                               --------
        Environmental Consulting & Engineering -- 0.1%
          Tetra Tech, Inc..............................    685   33,736
                                                               --------
        Environmental Monitoring & Detection -- 0.1%
          MSA Safety, Inc..............................    399   31,721
                                                               --------
        Finance-Commercial -- 0.0%
          Hannon Armstrong Sustainable Infrastructure
           Capital, Inc................................    592   14,243
          NewStar Financial, Inc.......................    369    4,531
          On Deck Capital, Inc.+.......................    591    2,914
                                                               --------
                                                                 21,688
                                                               --------
        Finance-Consumer Loans -- 0.7%
          Elevate Credit, Inc.+........................    173    1,355
          Encore Capital Group, Inc.+..................    287   13,331
          Enova International, Inc.+................... 23,396  347,431
          LendingClub Corp.+...........................  3,809   21,673
          Nelnet, Inc., Class A........................    239   13,991
          Ocwen Financial Corp.+.......................  1,267    4,422
          PRA Group, Inc.+.............................    550   15,345
          Regional Management Corp.+...................    122    3,012
          World Acceptance Corp.+......................     70    6,125
                                                               --------
                                                                426,685
                                                               --------
        Finance-Credit Card -- 0.0%
          Blackhawk Network Holdings, Inc.+............    655   22,237
                                                               --------
        Finance-Investment Banker/Broker -- 0.9%
          Cowen, Inc.+................................. 18,560  278,400
          Diamond Hill Investment Group, Inc...........     38    8,053
          Evercore, Inc., Class A......................    463   37,086
          GAIN Capital Holdings, Inc...................    433    3,196
          Greenhill & Co., Inc.........................    328    6,003
          Houlihan Lokey, Inc..........................    296   12,323
          INTL. FCStone, Inc.+.........................    181    7,513
          Investment Technology Group, Inc.............    394    9,247
          Ladenburg Thalmann Financial Services, Inc... 28,988   88,703
          Moelis & Co., Class A........................    371   15,860
          Oppenheimer Holdings, Inc., Class A..........    117    2,545
          Piper Jaffray Cos............................    172   12,573
          PJT Partners, Inc., Class A..................    217    8,376
          Stifel Financial Corp........................    798   42,318
          Virtu Financial, Inc., Class A...............    295    4,174
                                                               --------
                                                                536,370
                                                               --------
        Finance-Leasing Companies -- 0.0%
          Aircastle, Ltd...............................    570   13,258

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                                Value
                     Security Description               Shares (Note 3)
         --------------------------------------------------------------
         COMMON STOCKS (continued)
         Finance-Leasing Companies (continued)
           California First National Bancorp...........    26  $    400
           Marlin Business Services Corp...............   105     2,300
                                                               --------
                                                                 15,958
                                                               --------
         Finance-Mortgage Loan/Banker -- 0.1%
           Arlington Asset Investment Corp., Class A...   277     3,177
           Ellie Mae, Inc.+............................   405    36,430
           Federal Agricultural Mtg. Corp., Class C....   106     7,869
           FNFV Group+.................................   755    13,024
           Impac Mortgage Holdings, Inc.+..............   127     1,664
           Nationstar Mtg. Holdings, Inc.+.............   350     6,814
           PennyMac Financial Services, Inc., Class A+.   190     3,610
           PHH Corp.+..................................   632     8,349
           TPG RE Finance Trust, Inc...................    26       508
                                                               --------
                                                                 81,445
                                                               --------
         Finance-Other Services -- 0.1%
           R1 RCM, Inc.+............................... 1,201     4,564
           WageWorks, Inc.+............................   471    30,026
                                                               --------
                                                                 34,590
                                                               --------
         Financial Guarantee Insurance -- 0.2%
           MBIA, Inc.+................................. 1,501    10,882
           MGIC Investment Corp.+...................... 4,435    63,421
           NMI Holdings, Inc., Class A+................   683     9,938
           Radian Group, Inc........................... 2,596    54,412
                                                               --------
                                                                138,653
                                                               --------
         Firearms & Ammunition -- 0.1%
           American Outdoor Brands Corp.+..............   673     9,644
           Axon Enterprise, Inc.+......................   624    14,333
           Sturm Ruger & Co., Inc......................   205    10,158
                                                               --------
                                                                 34,135
                                                               --------
         Food-Canned -- 0.0%
           Bob Evans Farms, Inc........................   237    18,294
           Seneca Foods Corp., Class A+................    83     2,988
                                                               --------
                                                                 21,282
                                                               --------
         Food-Confectionery -- 0.0%
           Amplify Snack Brands, Inc.+.................   396     2,530
           Hostess Brands, Inc.+.......................   958    11,046
           Tootsie Roll Industries, Inc................   203     7,227
                                                               --------
                                                                 20,803
                                                               --------
         Food-Dairy Products -- 0.0%
           Dean Foods Co............................... 1,089    10,618
           Lifeway Foods, Inc.+........................    56       563
                                                               --------
                                                                 11,181
                                                               --------
         Food-Misc./Diversified -- 0.3%
           B&G Foods, Inc..............................   787    25,027
           Cal-Maine Foods, Inc.+......................   372    16,740
           Darling Ingredients, Inc.+.................. 1,966    35,879
           J&J Snack Foods Corp........................   180    23,971
           John B. Sanfilippo & Son, Inc...............   103     6,062
           Lancaster Colony Corp.......................   225    28,174
           Snyder's-Lance, Inc......................... 1,031    38,796
                                                               --------
                                                                174,649
                                                               --------

                                                             Value
                     Security Description            Shares (Note 3)
            --------------------------------------------------------
            Food-Retail -- 0.0%
              Ingles Markets, Inc., Class A.........    169 $  3,938
              Smart & Final Stores, Inc.+...........    271    1,626
              SUPERVALU, Inc.+......................    459    7,477
              Village Super Market, Inc., Class A...     93    2,231
              Weis Markets, Inc.....................    115    4,465
                                                            --------
                                                              19,737
                                                            --------
            Food-Wholesale/Distribution -- 1.3%
              Calavo Growers, Inc...................  4,817  355,013
              Chefs' Warehouse, Inc.+............... 17,349  346,113
              Fresh Del Monte Produce, Inc..........    396   17,626
              Performance Food Group Co.+...........  1,009   28,555
              SpartanNash Co........................    450   11,047
              United Natural Foods, Inc.+...........    607   23,533
                                                            --------
                                                             781,887
                                                            --------
            Footwear & Related Apparel -- 0.2%
              Crocs, Inc.+..........................    886    9,037
              Deckers Outdoor Corp.+................    379   25,863
              Iconix Brand Group, Inc.+.............    599      982
              Steven Madden, Ltd.+..................    708   27,612
              Weyco Group, Inc......................     76    2,067
              Wolverine World Wide, Inc.............  1,130   30,849
                                                            --------
                                                              96,410
                                                            --------
            Forestry -- 0.0%
              Deltic Timber Corp....................    131   12,132
                                                            --------
            Funeral Services & Related Items -- 0.5%
              Carriage Services, Inc................ 10,244  265,319
              Matthews International Corp., Class A.    375   23,569
                                                            --------
                                                             288,888
                                                            --------
            Gambling (Non-Hotel) -- 0.1%
              Golden Entertainment, Inc.+...........    126    3,362
              Pinnacle Entertainment, Inc.+.........    634   16,401
              Red Rock Resorts, Inc., Class A.......    814   20,049
                                                            --------
                                                              39,812
                                                            --------
            Gas-Distribution -- 0.5%
              Chesapeake Utilities Corp.............    189   15,224
              New Jersey Resources Corp.............  1,030   45,784
              Northwest Natural Gas Co..............    340   22,559
              ONE Gas, Inc..........................    625   48,112
              RGC Resources, Inc....................     80    2,327
              South Jersey Industries, Inc..........    956   32,475
              Southwest Gas Holdings, Inc...........    569   46,880
              Spire, Inc............................    566   44,686
              WGL Holdings, Inc.....................    614   52,620
                                                            --------
                                                             310,667
                                                            --------
            Gold Mining -- 0.0%
              Gold Resource Corp....................    628    2,280
              Klondex Mines, Ltd.+..................  2,107    6,089
                                                            --------
                                                               8,369
                                                            --------
            Golf -- 0.0%
              Acushnet Holdings Corp................    277    5,116
              Callaway Golf Co......................  1,120   16,161
              Drive Shack, Inc......................    744    2,716
                                                            --------
                                                              23,993
                                                            --------

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                              Value
                     Security Description             Shares (Note 3)
          -----------------------------------------------------------
          COMMON STOCKS (continued)
          Hazardous Waste Disposal -- 1.2%
            Heritage-Crystal Clean, Inc.+............ 23,992 $469,044
            Sharps Compliance Corp.+................. 46,451  192,307
            US Ecology, Inc..........................    262   12,458
                                                             --------
                                                              673,809
                                                             --------
          Health Care Cost Containment -- 0.1%
            CorVel Corp.+............................    113    6,780
            HealthEquity, Inc.+......................    597   29,981
                                                             --------
                                                               36,761
                                                             --------
          Heart Monitors -- 0.0%
            FONAR Corp.+.............................     73    2,329
                                                             --------
          Home Furnishings -- 0.1%
            Ethan Allen Interiors, Inc...............    298    8,865
            Flexsteel Industries, Inc................     91    4,575
            Hooker Furniture Corp....................    136    6,446
            Sleep Number Corp.+......................    492   15,990
                                                             --------
                                                               35,876
                                                             --------
          Hotels/Motels -- 0.1%
            Belmond, Ltd., Class A+..................  1,072   14,097
            ILG, Inc.................................  1,274   37,799
            La Quinta Holdings, Inc.+................    977   17,215
            Marcus Corp..............................    224    6,082
            Red Lion Hotels Corp.+...................    198    1,742
                                                             --------
                                                               76,935
                                                             --------
          Housewares -- 0.0%
            Libbey, Inc..............................    263    1,799
            Lifetime Brands, Inc.....................    117    2,182
                                                             --------
                                                                3,981
                                                             --------
          Human Resources -- 1.5%
            AMN Healthcare Services, Inc.+...........    565   24,803
            Barrett Business Services, Inc...........     85    5,167
            BG Staffing, Inc.........................     83    1,401
            Cross Country Healthcare, Inc.+.......... 23,791  324,747
            Heidrick & Struggles International, Inc..    220    5,467
            Insperity, Inc...........................    219   20,783
            Kelly Services, Inc., Class A............    366    9,629
            Kforce, Inc..............................    281    5,887
            Korn/Ferry International.................    613   25,642
            On Assignment, Inc.+.....................    608   37,222
            Paylocity Holding Corp.+.................    311   16,611
            Resources Connection, Inc................    343    5,402
            TriNet Group, Inc.+......................    490   17,013
            TrueBlue, Inc.+..........................    503   13,631
            Willdan Group, Inc.+..................... 11,794  354,528
                                                             --------
                                                              867,933
                                                             --------
          Identification Systems -- 0.0%
            Brady Corp., Class A.....................    556   21,156
                                                             --------
          Import/Export -- 0.0%
            Castle Brands, Inc.+.....................  1,039    1,236
                                                             --------
          Independent Power Producers -- 0.1%
            Dynegy, Inc.+............................  1,324   16,484
            NRG Yield, Inc., Class A.................    418    7,670
            NRG Yield, Inc., Class C.................    763   14,192

                                                                Value
                     Security Description               Shares (Note 3)
        ---------------------------------------------------------------
        Independent Power Producers (continued)
          Ormat Technologies, Inc......................    475 $ 30,842
                                                               --------
                                                                 69,188
                                                               --------
        Industrial Audio & Video Products -- 0.0%
          Akoustis Technologies, Inc.+.................    104      633
          GoPro, Inc., Class A+........................  1,280   13,350
          Iteris, Inc.+................................    282    1,949
                                                               --------
                                                                 15,932
                                                               --------
        Industrial Automated/Robotic -- 0.7%
          Hurco Cos., Inc..............................     73    3,267
          Ichor Holdings, Ltd.+........................ 12,274  382,826
                                                               --------
                                                                386,093
                                                               --------
        Instruments-Controls -- 0.1%
          Allied Motion Technologies, Inc..............     79    2,244
          Control4 Corp.+..............................    292    8,599
          Watts Water Technologies, Inc., Class A......    333   22,444
          Woodward, Inc................................    638   49,337
                                                               --------
                                                                 82,624
                                                               --------
        Instruments-Scientific -- 0.0%
          Fluidigm Corp.+..............................    352    2,042
                                                               --------
        Insurance Brokers -- 0.5%
          Crawford & Co., Class B...................... 26,341  310,297
          eHealth, Inc.+...............................    186    4,721
                                                               --------
                                                                315,018
                                                               --------
        Insurance-Life/Health -- 0.6%
          American Equity Investment Life Holding Co...  1,037   30,602
          CNO Financial Group, Inc.....................  1,995   47,820
          FBL Financial Group, Inc., Class A...........    119    9,204
          Fidelity & Guaranty Life.....................    137    4,261
          Health Insurance Innovations, Inc., Class A+.  9,924  213,366
          Independence Holding Co......................     82    2,226
          National Western Life Group, Inc., Class A...     27    9,655
          Primerica, Inc...............................    546   48,321
          Trupanion, Inc.+.............................    269    7,575
                                                               --------
                                                                373,030
                                                               --------
        Insurance-Multi-line -- 0.2%
          Citizens, Inc.+..............................    558    4,230
          Genworth Financial, Inc., Class A+...........  6,022   19,933
          Horace Mann Educators Corp...................    490   21,462
          Kemper Corp..................................    475   30,447
          United Fire Group, Inc.......................    257   11,845
                                                               --------
                                                                 87,917
                                                               --------
        Insurance-Property/Casualty -- 1.9%
          Ambac Financial Group, Inc.+.................    544    8,856
          AMERISAFE, Inc...............................    229   14,816
          AmTrust Financial Services, Inc.+............  1,021   12,824
          Atlas Financial Holdings, Inc................    126    2,489
          Baldwin & Lyons, Inc., Class B...............    112    2,570
          Donegal Group, Inc., Class A.................    106    1,817
          EMC Insurance Group, Inc.....................    105    3,093
          Employers Holdings, Inc......................    381   18,174
          Enstar Group, Ltd.+..........................    135   30,753
          Federated National Holding Co................    151    2,316
          Global Indemnity, Ltd.+......................     99    4,155
          Hallmark Financial Services, Inc.+...........    162    1,878

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                              Value
                    Security Description             Shares  (Note 3)
          ------------------------------------------------------------
          COMMON STOCKS (continued)
          Insurance-Property/Casualty (continued)
            HCI Group, Inc..........................     95 $    3,559
            Heritage Insurance Holdings, Inc........    311      4,988
            Infinity Property & Casualty Corp.......    129     12,171
            Investors Title Co......................     18      3,415
            James River Group Holdings, Ltd.........    265     11,215
            Kingstone Cos., Inc..................... 24,751    400,966
            Kinsale Capital Group, Inc..............  9,198    399,009
            National General Holdings Corp..........    588     11,866
            Navigators Group, Inc...................    247     14,326
            NI Holdings, Inc.+......................    123      2,200
            RLI Corp................................    462     27,300
            Safety Insurance Group, Inc.............    175     14,385
            Selective Insurance Group, Inc..........    689     41,064
            State Auto Financial Corp...............    190      4,872
            Stewart Information Services Corp.......    252      9,561
            Third Point Reinsurance, Ltd.+..........    920     15,364
            Tiptree, Inc............................    294      1,955
            United Insurance Holdings Corp..........    204      3,211
            Universal Insurance Holdings, Inc.......    380      9,063
                                                            ----------
                                                             1,094,231
                                                            ----------
          Insurance-Reinsurance -- 0.2%
            Argo Group International Holdings, Ltd..    347     21,843
            Blue Capital Reinsurance Holdings, Ltd..     71        941
            Essent Group, Ltd.+.....................    960     40,915
            Greenlight Capital Re, Ltd., Class A+...    361      7,960
            Maiden Holdings, Ltd....................    859      7,087
            State National Cos., Inc................    353      7,420
            WMIH Corp.+.............................  2,318      1,924
                                                            ----------
                                                                88,090
                                                            ----------
          Internet Application Software -- 0.1%
            Okta, Inc.+.............................    133      3,846
            RealNetworks, Inc.+.....................    291      1,374
            Tucows, Inc., Class A+..................    108      6,313
            VirnetX Holding Corp.+..................    608      3,131
            Zendesk, Inc.+..........................  1,164     36,084
                                                            ----------
                                                                50,748
                                                            ----------
          Internet Connectivity Services -- 0.7%
            Boingo Wireless, Inc.+..................    435     10,170
            Cogent Communications Holdings, Inc.....  7,139    384,792
            Internap Corp.+.........................    957      4,450
                                                            ----------
                                                               399,412
                                                            ----------
          Internet Content-Entertainment -- 0.0%
            Limelight Networks, Inc.+...............    891      4,410
            Shutterstock, Inc.+.....................    222      8,656
                                                            ----------
                                                                13,066
                                                            ----------
          Internet Content-Information/News -- 0.1%
            DHI Group, Inc.+........................    581      1,278
            HealthStream, Inc.+.....................    309      7,558
            Reis, Inc...............................    109      1,989
            XO Group, Inc.+.........................    295      5,888
            Yelp, Inc.+.............................    930     43,450
                                                            ----------
                                                                60,163
                                                            ----------
          Internet Gambling -- 0.0%
            Inspired Entertainment, Inc.+...........     47        538
                                                            ----------

                                                                   Value
                     Security Description                  Shares (Note 3)
      --------------------------------------------------------------------
      Internet Security -- 0.7%
        Corindus Vascular Robotics, Inc.+.................  1,004 $  1,144
        Imperva, Inc.+....................................    401   17,123
        Proofpoint, Inc.+.................................    514   47,499
        Rapid7, Inc.+.....................................    250    4,520
        VASCO Data Security International, Inc.+..........    363    4,937
        Zix Corp.+........................................ 66,831  324,130
                                                                  --------
                                                                   399,353
                                                                  --------
      Internet Telephone -- 0.1%
        8x8, Inc.+........................................  1,057   14,111
        RingCentral, Inc., Class A+.......................    748   31,528
                                                                  --------
                                                                    45,639
                                                                  --------
      Investment Management/Advisor Services -- 1.1%
        Altisource Portfolio Solutions SA.................    135    3,488
        Artisan Partners Asset Management, Inc., Class A..    533   18,335
        Associated Capital Group, Inc., Class A...........     60    2,226
        Cohen & Steers, Inc...............................    256   11,134
        Financial Engines, Inc............................    701   25,306
        GAMCO Investors, Inc., Class A....................     54    1,564
        Hamilton Lane, Inc., Class A......................    165    4,536
        Medley Management, Inc., Class A..................     65      367
        OM Asset Management PLC...........................    891   13,615
        Pzena Investment Management, Inc., Class A........ 11,043  130,308
        Silvercrest Asset Management Group, Inc., Class A. 24,366  397,166
        Virtus Investment Partners, Inc...................     80    9,312
        Waddell & Reed Financial, Inc., Class A...........    973   18,185
        Westwood Holdings Group, Inc......................     97    6,295
        WisdomTree Investments, Inc.......................  1,381   15,315
                                                                  --------
                                                                   657,152
                                                                  --------
      Lasers-System/Components -- 0.1%
        Applied Optoelectronics, Inc.+....................    220    8,963
        Electro Scientific Industries, Inc.+..............    378    6,763
        II-VI, Inc.+......................................    727   32,860
                                                                  --------
                                                                    48,586
                                                                  --------
      Leisure Products -- 0.0%
        Escalade, Inc.....................................    127    1,568
        Johnson Outdoors, Inc., Class A...................     58    4,362
        Marine Products Corp..............................     94    1,351
                                                                  --------
                                                                     7,281
                                                                  --------
      Lighting Products & Systems -- 0.0%
        Revolution Lighting Technologies, Inc.+...........    148      823
                                                                  --------
      Linen Supply & Related Items -- 0.1%
        UniFirst Corp.....................................    183   28,823
                                                                  --------
      Machine Tools & Related Products -- 0.1%
        Hardinge, Inc.....................................    138    2,283
        Kennametal, Inc...................................    962   41,991
        Milacron Holdings Corp.+..........................    644   11,560
                                                                  --------
                                                                    55,834
                                                                  --------
      Machinery-Construction & Mining -- 0.0%
        Astec Industries, Inc.............................    255   13,247
        Hyster-Yale Materials Handling, Inc...............    124    9,733
                                                                  --------
                                                                    22,980
                                                                  --------
      Machinery-Electrical -- 0.1%
        Babcock & Wilcox Enterprises, Inc.+...............    586    2,567

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                             Value
                     Security Description            Shares (Note 3)
           ---------------------------------------------------------
           COMMON STOCKS (continued)
           Machinery-Electrical (continued)
             Franklin Electric Co., Inc.............    555 $ 25,252
                                                            --------
                                                              27,819
                                                            --------
           Machinery-Farming -- 0.0%
             Alamo Group, Inc.......................    114   12,027
             Lindsay Corp...........................    126   11,537
                                                            --------
                                                              23,564
                                                            --------
           Machinery-General Industrial -- 0.8%
             Albany International Corp., Class A....    344   20,760
             Altra Industrial Motion Corp...........    343   16,430
             Applied Industrial Technologies, Inc...    459   29,215
             Chart Industries, Inc.+................    367   15,965
             DXP Enterprises, Inc.+.................    189    6,061
             Gencor Industries, Inc.+...............     97    1,756
             Intevac, Inc.+.........................    233    1,957
             Kadant, Inc............................  2,800  318,080
             Manitowoc Co., Inc.+...................  1,527   14,537
             Tennant Co.............................    211   14,633
             Twin Disc, Inc.+.......................    102    2,178
                                                            --------
                                                             441,572
                                                            --------
           Machinery-Material Handling -- 0.0%
             Columbus McKinnon Corp.................    232    9,178
                                                            --------
           Machinery-Pumps -- 0.1%
             Gorman-Rupp Co.........................    211    6,748
             NN, Inc................................    324    9,574
             SPX FLOW, Inc.+........................    496   20,450
                                                            --------
                                                              36,772
                                                            --------
           Marine Services -- 0.0%
             Great Lakes Dredge & Dock Corp.+.......    680    3,468
             SEACOR Marine Holdings, Inc.+..........    194    2,745
                                                            --------
                                                               6,213
                                                            --------
           Medical Imaging Systems -- 0.0%
             Analogic Corp..........................    150   12,045
             Lantheus Holdings, Inc.+...............    312    6,209
                                                            --------
                                                              18,254
                                                            --------
           Medical Information Systems -- 0.9%
             Allscripts Healthcare Solutions, Inc.+.  2,176   29,333
             Computer Programs & Systems, Inc.......    134    4,040
             Cotiviti Holdings, Inc.+...............    439   15,435
             Inovalon Holdings, Inc., Class A+......    751   12,579
             Medidata Solutions, Inc.+..............    675   50,780
             NantHealth, Inc.+......................    214      781
             Quality Systems, Inc.+.................    626    8,808
             Tabula Rasa HealthCare, Inc.+.......... 13,412  387,339
                                                            --------
                                                             509,095
                                                            --------
           Medical Instruments -- 0.4%
             Abaxis, Inc............................    263   12,729
             AngioDynamics, Inc.+...................    437    7,416
             AtriCure, Inc.+........................    380    8,147
             Cardiovascular Systems, Inc.+..........    382    9,195
             CONMED Corp............................    329   17,180
             CryoLife, Inc.+........................    385    7,488
             Endologix, Inc.+.......................    985    5,221
             Entellus Medical, Inc.+................    145    2,455

                                                            Value
                     Security Description           Shares (Note 3)
            -------------------------------------------------------
            Medical Instruments (continued)
              Halyard Health, Inc.+................   560  $ 23,604
              Integra LifeSciences Holdings Corp.+.   738    34,524
              iRhythm Technologies, Inc.+..........   165     8,407
              LivaNova PLC+........................   581    42,936
              Natus Medical, Inc.+.................   388    16,451
              NuVasive, Inc.+......................   608    34,492
              Obalon Therapeutics, Inc.+...........   103       868
                                                           --------
                                                            231,113
                                                           --------
            Medical Labs & Testing Services -- 0.1%
              Invitae Corp.+.......................   466     3,933
              Medpace Holdings, Inc.+..............    88     3,298
              Natera, Inc.+........................   376     4,132
              Teladoc, Inc.+.......................   644    21,284
                                                           --------
                                                             32,647
                                                           --------
            Medical Laser Systems -- 0.5%
              Cutera, Inc.+........................ 7,693   302,335
                                                           --------
            Medical Products -- 1.6%
              Accuray, Inc.+.......................   975     4,631
              Atrion Corp..........................    17    11,180
              AxoGen, Inc.+........................   327     6,720
              Cantel Medical Corp..................   435    42,665
              Cerus Corp.+......................... 1,235     3,544
              ConforMIS, Inc.+.....................   480     1,699
              Exactech, Inc.+......................   128     5,357
              Glaukos Corp.+.......................   343    12,111
              Globus Medical, Inc., Class A+.......   845    26,930
              Haemonetics Corp.+...................   628    29,868
              Integer Holdings Corp.+..............   371    18,031
              Intersect ENT, Inc.+.................   311     9,221
              Invacare Corp........................   381     5,905
              K2M Group Holdings, Inc.+............   486     9,569
              LeMaitre Vascular, Inc...............   178     5,698
              Luminex Corp.........................   488    10,419
              MiMedx Group, Inc.+.................. 1,239    15,711
              NanoString Technologies, Inc.+.......   212     2,112
              Nevro Corp.+.........................   332    29,077
              Novocure, Ltd.+......................   691    14,926
              NxStage Medical, Inc.+...............   778    20,967
              Orthofix International NV+........... 7,406   397,924
              Penumbra, Inc.+......................   351    35,293
              Pulse Biosciences, Inc.+.............   109     2,639
              Rockwell Medical, Inc.+..............   574     3,478
              Sientra, Inc.+.......................   171     2,507
              Surmodics, Inc.+.....................   156     4,641
              Tactile Systems Technology, Inc.+.... 5,819   166,947
              Viveve Medical, Inc.+................   179       977
              Wright Medical Group NV+............. 1,252    32,815
                                                           --------
                                                            933,562
                                                           --------
            Medical-Biomedical/Gene -- 3.8%
              Abeona Therapeutics, Inc.+...........   290     5,206
              Acceleron Pharma, Inc.+..............   384    14,976
              Achillion Pharmaceuticals, Inc.+..... 1,401     5,632
              Acorda Therapeutics, Inc.+...........   519    13,792
              Aduro Biotech, Inc.+.................   487     3,872
              Advaxis, Inc.+.......................   437     1,486
              Agenus, Inc.+........................   885     3,239
              Aileron Therapeutics, Inc.+..........    54       650
              Alder Biopharmaceuticals, Inc.+......   751     8,449

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                               Value
                     Security Description              Shares (Note 3)
         -------------------------------------------------------------
         COMMON STOCKS (continued)
         Medical-Biomedical/Gene (continued)
           AMAG Pharmaceuticals, Inc.+................    420 $  6,594
           AnaptysBio, Inc.+..........................    143    9,442
           Anavex Life Sciences Corp.+................    438    1,848
           ANI Pharmaceuticals, Inc.+.................  7,576  440,014
           Aratana Therapeutics, Inc.+................ 40,106  229,807
           Ardelyx, Inc.+.............................    400    2,140
           Arena Pharmaceuticals, Inc.+...............    467   13,090
           Assembly Biosciences, Inc.+................    168    4,958
           Asterias Biotherapeutics, Inc.+............    323      808
           Atara Biotherapeutics, Inc.+...............    305    4,331
           Athersys, Inc.+............................  1,223    2,250
           Audentes Therapeutics, Inc.+...............    183    4,866
           Axovant Sciences, Ltd.+....................    358    1,876
           Bellicum Pharmaceuticals, Inc.+............    325    3,062
           BioCryst Pharmaceuticals, Inc.+............    959    4,316
           Biohaven Pharmaceutical Holding Co., Ltd.+.    120    3,607
           BioTime, Inc.+.............................    906    2,174
           Bluebird Bio, Inc.+........................    537   74,697
           Blueprint Medicines Corp.+.................    465   30,885
           Cambrex Corp.+.............................    389   16,824
           Cascadian Therapeutics, Inc.+..............    410    1,882
           Celldex Therapeutics, Inc.+................  1,449    3,536
           ChemoCentryx, Inc.+........................    292    1,918
           Clearside Biomedical, Inc.+................    248    1,766
           Corium International, Inc.+................    238    2,399
           Corvus Pharmaceuticals, Inc.+..............    101    1,372
           Curis, Inc.+...............................  1,388    2,193
           Cytokinetics, Inc.+........................    497    6,784
           CytomX Therapeutics, Inc.+.................    348    6,960
           Dermira, Inc.+.............................    456   12,207
           Dynavax Technologies Corp.+................    721   15,862
           Edge Therapeutics, Inc.+...................    238    2,585
           Editas Medicine, Inc.+.....................    405   10,044
           Emergent BioSolutions, Inc.+...............    401   16,437
           Enzo Biochem, Inc.+........................    493    4,856
           Epizyme, Inc.+.............................    494    8,250
           Esperion Therapeutics, Inc.+...............    202    9,239
           Exact Sciences Corp.+......................  1,394   76,656
           Fate Therapeutics, Inc.+...................    456    2,175
           FibroGen, Inc.+............................    792   44,233
           Five Prime Therapeutics, Inc.+.............    325   14,579
           Fortress Biotech, Inc.+....................    394    1,474
           Foundation Medicine, Inc.+.................    172    7,740
           Genocea Biosciences, Inc.+.................    343      398
           Geron Corp.+...............................  1,780    4,005
           Halozyme Therapeutics, Inc.+...............  1,415   25,088
           Idera Pharmaceuticals, Inc.+...............  1,293    2,017
           ImmunoGen, Inc.+...........................  1,008    5,846
           Immunomedics, Inc.+........................  1,224   13,121
           Innoviva, Inc.+............................    909   11,126
           Inovio Pharmaceuticals, Inc.+..............    965    5,626
           Insmed, Inc.+..............................    880   23,769
           Intellia Therapeutics, Inc.+...............    170    5,290
           Iovance Biotherapeutics, Inc.+.............    633    4,922
           Karyopharm Therapeutics, Inc.+.............    405    4,135
           Kura Oncology, Inc.+.......................    171    2,548
           Lexicon Pharmaceuticals, Inc.+.............    516    5,258
           Ligand Pharmaceuticals, Inc.+..............    245   35,611

                                                              Value
                    Security Description             Shares  (Note 3)
         -------------------------------------------------------------
         Medical-Biomedical/Gene (continued)
           Loxo Oncology, Inc.+.....................    271 $   23,349
           MacroGenics, Inc.+.......................    398      7,876
           Matinas BioPharma Holdings, Inc.+........    632        708
           Medicines Co.+...........................    826     23,739
           Merrimack Pharmaceuticals, Inc...........    153      1,796
           Momenta Pharmaceuticals, Inc.+...........    879     12,394
           Myriad Genetics, Inc.+...................    769     26,361
           NantKwest, Inc.+.........................    366      1,691
           NeoGenomics, Inc.+....................... 36,665    317,886
           NewLink Genetics Corp.+..................    262      2,452
           Novavax, Inc.+...........................  3,371      3,674
           Novelion Therapeutics, Inc.+.............    181        854
           Nymox Pharmaceutical Corp.+..............    341      1,214
           Omeros Corp.+............................    499      7,864
           Oncocyte Corp.+..........................     43        260
           Organovo Holdings, Inc.+.................  1,180      1,876
           Otonomy, Inc.+...........................    338      1,006
           Ovid therapeutics, Inc.+.................     60        389
           Pacific Biosciences of California, Inc.+.  1,228      5,194
           Paratek Pharmaceuticals, Inc.+........... 10,502    224,743
           PDL BioPharma, Inc.+.....................  1,904      5,636
           Pieris Pharmaceuticals, Inc.+............    411      2,076
           Prothena Corp. PLC+......................    460     26,703
           PTC Therapeutics, Inc.+..................    475      8,902
           Puma Biotechnology, Inc.+................    344     43,791
           REGENXBIO, Inc.+.........................    329      9,854
           Retrophin, Inc.+.........................    458     11,390
           Rigel Pharmaceuticals, Inc.+.............  1,480      5,550
           RTI Surgical, Inc.+......................    654      2,943
           Sage Therapeutics, Inc.+.................    414     26,198
           Sangamo Therapeutics, Inc.+..............    983     12,189
           Selecta Biosciences, Inc.+...............    140      2,971
           Seres Therapeutics, Inc.+................    245      2,460
           Sienna Biopharmaceuticals, Inc.+.........     61      1,196
           Spark Therapeutics, Inc.+................    320     25,888
           Spectrum Pharmaceuticals, Inc.+..........    932     18,258
           Stemline Therapeutics, Inc.+.............    270      3,686
           Strongbridge Biopharma PLC+..............    262      1,572
           Syndax Pharmaceuticals, Inc.+............    106      1,185
           Theravance Biopharma, Inc................    500     14,430
           Tobira Therapeutics, Inc. CVR+(1)(2).....    104          0
           Tocagen, Inc.+...........................    101      1,118
           Ultragenyx Pharmaceutical, Inc.+.........    474     21,847
           VBI Vaccines, Inc.+......................    260        894
           Veracyte, Inc.+..........................    284      2,428
           Versartis, Inc.+.........................    390        702
           WaVe Life Sciences, Ltd.+................    142      3,273
           XBiotech, Inc.+..........................    231        984
           ZIOPHARM Oncology, Inc.+.................  1,573      7,330
                                                            ----------
                                                             2,249,578
                                                            ----------
         Medical-Drugs -- 3.2%
           Achaogen, Inc.+..........................    347      4,414
           Aclaris Therapeutics, Inc.+..............  6,321    159,352
           Adamas Pharmaceuticals, Inc.+............    175      4,316
           Aerie Pharmaceuticals, Inc.+.............    389     24,021
           Aimmune Therapeutics, Inc.+..............    421     12,238
           Akcea Therapeutics, Inc.+................    179      3,279
           Amicus Therapeutics, Inc.+...............  1,959     27,896

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                              Value
                    Security Description             Shares  (Note 3)
          ------------------------------------------------------------
          COMMON STOCKS (continued)
          Medical-Drugs (continued)
            Array BioPharma, Inc.+..................  2,066 $   21,590
            Athenex, Inc.+..........................     83      1,389
            BioSpecifics Technologies Corp.+........  6,833    312,746
            Catalyst Pharmaceuticals, Inc.+.........    857      2,451
            Cempra, Inc.+...........................    574      1,320
            Chimerix, Inc.+.........................    558      2,745
            Clovis Oncology, Inc.+..................    518     39,042
            Coherus Biosciences, Inc.+..............    459      5,164
            Collegium Pharmaceutical, Inc.+.........    271      2,799
            Conatus Pharmaceuticals, Inc.+..........    306      1,405
            Corbus Pharmaceuticals Holdings, Inc.+..    530      3,763
            Corcept Therapeutics, Inc.+.............  1,091     21,482
            Durata Therapeutics , Inc. CVR+(1)(2)...    228          0
            Durect Corp.+...........................  1,642      1,309
            Eagle Pharmaceuticals, Inc.+............     99      5,321
            Enanta Pharmaceuticals, Inc.+...........    186      9,239
            Global Blood Therapeutics, Inc.+........    442     17,592
            Horizon Pharma PLC+.....................  1,955     26,510
            Ignyta, Inc.+...........................    598      9,209
            Immune Design Corp.+....................    204      1,010
            Insys Therapeutics, Inc.+...............    288      1,483
            Intra-Cellular Therapies, Inc.+.........    404      6,298
            Ironwood Pharmaceuticals, Inc.+.........  1,612     24,793
            Jounce Therapeutics, Inc.+..............    172      2,408
            Kala Pharmaceuticals, Inc.+.............     95      1,526
            Keryx Biopharmaceuticals, Inc.+.........    979      6,344
            Lannett Co., Inc.+......................    337      6,706
            Madrigal Pharmaceuticals, Inc.+.........     48      2,400
            MediciNova, Inc.+.......................    392      2,787
            Minerva Neurosciences, Inc.+............    301      1,896
            Miragen Therapeutics, Inc.+.............    151      1,250
            MyoKardia, Inc.+........................    228      8,767
            Neos Therapeutics, Inc.+................    231      2,402
            Ocular Therapeutix, Inc.+...............    270      1,555
            Pacira Pharmaceuticals, Inc.+...........    470     15,063
            PharMerica Corp.+.......................    357     10,460
            PRA Health Sciences, Inc.+..............    584     47,555
            Prestige Brands Holdings, Inc.+.........    638     29,922
            Progenics Pharmaceuticals, Inc.+........ 55,314    342,394
            Protagonist Therapeutics, Inc.+.........    112      1,677
            Ra Pharmaceuticals, Inc.+...............    141      1,853
            Radius Health, Inc.+....................    446     14,321
            Reata Pharmaceuticals, Inc., Class A+...    135      4,088
            Sucampo Pharmaceuticals, Inc., Class A+. 31,389    313,890
            Supernus Pharmaceuticals, Inc.+.........    567     23,587
            Synergy Pharmaceuticals, Inc.+..........  2,715      7,412
            Syros Pharmaceuticals, Inc.+............    150      2,580
            Tetraphase Pharmaceuticals, Inc.+.......    605      3,636
            TG Therapeutics, Inc.+..................    581      4,735
            TherapeuticsMD, Inc.+...................  1,869      8,822
            Trevena, Inc.+..........................    656        984
            Vanda Pharmaceuticals, Inc.+............ 14,467    227,132
            Voyager Therapeutics, Inc.+.............    174      3,664
            vTv Therapeutics, Inc., Class A+........     85        537
            Zogenix, Inc.+..........................    377     14,138
            Zynerba Pharmaceuticals, Inc.+..........    137      1,343
                                                            ----------
                                                             1,872,010
                                                            ----------

                                                            Value
                    Security Description           Shares  (Note 3)
           ---------------------------------------------------------
           Medical-Generic Drugs -- 0.3%
             Amphastar Pharmaceuticals, Inc.+.....  5,616 $  101,481
             Avexis, Inc.+........................    294     30,726
             Dova Pharmaceuticals, Inc.+..........     62      1,554
             Impax Laboratories, Inc.+............    879     15,954
             Teligent, Inc.+......................    492      2,794
                                                          ----------
                                                             152,509
                                                          ----------
           Medical-HMO -- 0.2%
             Magellan Health, Inc.+...............    285     24,311
             Molina Healthcare, Inc.+.............    527     35,746
             Tivity Health, Inc.+.................    437     20,211
             Triple-S Management Corp., Class B+..    280      6,723
                                                          ----------
                                                              86,991
                                                          ----------
           Medical-Hospitals -- 0.1%
             Community Health Systems, Inc.+......  1,139      6,720
             Select Medical Holdings Corp.+.......  1,286     24,627
             Surgery Partners, Inc.+..............    226      2,090
             Tenet Healthcare Corp.+..............    974     13,909
                                                          ----------
                                                              47,346
                                                          ----------
           Medical-Nursing Homes -- 0.1%
             Ensign Group, Inc....................    577     13,317
             Genesis Healthcare, Inc.+............    446        436
             Kindred Healthcare, Inc..............  1,005      6,080
             National HealthCare Corp.............    134      8,576
                                                          ----------
                                                              28,409
                                                          ----------
           Medical-Outpatient/Home Medical -- 1.9%
             Addus HomeCare Corp.+................ 10,875    391,500
             Almost Family, Inc.+.................    153      6,770
             Amedisys, Inc.+......................    341     16,406
             Chemed Corp..........................    188     42,005
             Civitas Solutions, Inc.+............. 12,788    238,496
             LHC Group, Inc.+.....................  6,210    414,890
             Providence Service Corp.+............    137      7,617
                                                          ----------
                                                           1,117,684
                                                          ----------
           Medical-Wholesale Drug Distribution -- 0.0%
             Owens & Minor, Inc...................    728     17,887
                                                          ----------
           Metal Processors & Fabrication -- 0.7%
             Ampco-Pittsburgh Corp................    104      1,721
             CIRCOR International, Inc............    198      8,702
             Global Brass & Copper Holdings, Inc..    260      9,100
             Haynes International, Inc............    149      5,316
             LB Foster Co., Class A+..............    100      2,490
             Mueller Industries, Inc..............    682     23,700
             Park-Ohio Holdings Corp..............    106      4,998
             RBC Bearings, Inc.+..................    277     34,298
             Rexnord Corp.+.......................  1,247     31,824
             Sun Hydraulics Corp..................  4,929    283,565
                                                          ----------
                                                             405,714
                                                          ----------
           Metal Products-Distribution -- 0.7%
             Lawson Products, Inc.+............... 15,391    387,084
             Olympic Steel, Inc...................    110      2,077
             Worthington Industries, Inc..........    539     24,524
                                                          ----------
                                                             413,685
                                                          ----------
           Metal Products-Fasteners -- 0.0%
             Eastern Co...........................     67      1,936

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                                   Value
                     Security Description                  Shares (Note 3)
      --------------------------------------------------------------------
      COMMON STOCKS (continued)
      Metal Products-Fasteners (continued)
        TriMas Corp.+.....................................    545 $ 14,470
                                                                  --------
                                                                    16,406
                                                                  --------
      Metal-Aluminum -- 0.1%
        Century Aluminum Co.+.............................    597    8,358
        Kaiser Aluminum Corp..............................    201   19,935
                                                                  --------
                                                                    28,293
                                                                  --------
      Metal-Diversified -- 0.0%
        Ferroglobe Representation & Warranty Trust+(1)(2).    777        0
                                                                  --------
      Metal-Iron -- 0.0%
        Cleveland-Cliffs, Inc.+...........................  3,569   21,271
                                                                  --------
      Miscellaneous Manufacturing -- 0.1%
        American Railcar Industries, Inc..................     87    3,463
        FreightCar America, Inc...........................    145    2,714
        Hillenbrand, Inc..................................    758   29,979
        John Bean Technologies Corp.......................    376   40,194
                                                                  --------
                                                                    76,350
                                                                  --------
      Motion Pictures & Services -- 0.0%
        Eros International PLC+...........................    326    3,993
        IMAX Corp.+.......................................    691   16,757
                                                                  --------
                                                                    20,750
                                                                  --------
      MRI/Medical Diagnostic Imaging -- 0.6%
        RadNet, Inc.+..................................... 29,400  321,930
                                                                  --------
      Multimedia -- 0.1%
        E.W. Scripps Co., Class A+........................    693   12,017
        Entravision Communications Corp., Class A.........    793    4,123
        Liberty Media Corp.-Liberty Braves, Series A+.....    119    2,794
        Liberty Media Corp.-Liberty Braves, Series C+.....    411    9,704
        Media General, Inc. CVR+(1)(2)....................  1,299        0
                                                                  --------
                                                                    28,638
                                                                  --------
      Networking Products -- 0.7%
        A10 Networks, Inc.+...............................    587    4,291
        Calix, Inc.+......................................    514    2,827
        Extreme Networks, Inc.+...........................  1,307   15,684
        Gigamon, Inc.+....................................    433   16,670
        Infinera Corp.+...................................  1,734   14,514
        NeoPhotonics Corp.+...............................    387    2,016
        NETGEAR, Inc.+....................................    386   18,007
        Silicom, Ltd......................................  4,497  320,591
                                                                  --------
                                                                   394,600
                                                                  --------
      Night Clubs -- 0.0%
        RCI Hospitality Holdings, Inc.....................    109    3,003
                                                                  --------
      Non-Ferrous Metals -- 0.0%
        Materion Corp.....................................    239   12,273
        Uranium Energy Corp.+.............................  1,634    1,732
                                                                  --------
                                                                    14,005
                                                                  --------
      Non-Hazardous Waste Disposal -- 0.1%
        Advanced Disposal Services, Inc.+.................    510   12,709
        Casella Waste Systems, Inc., Class A+.............    468    8,639
        Covanta Holding Corp..............................  1,404   22,605
                                                                  --------
                                                                    43,953
                                                                  --------

                                                             Value
                     Security Description           Shares  (Note 3)
            --------------------------------------------------------
            Office Automation & Equipment -- 0.0%
              Eastman Kodak Co.+...................     198 $  1,059
                                                            --------
            Office Furnishings-Original -- 0.2%
              CompX International, Inc.............      20      297
              Herman Miller, Inc...................     715   24,024
              HNI Corp.............................     529   18,103
              Interface, Inc.......................     745   16,986
              Kimball International, Inc., Class B.     437    8,377
              Knoll, Inc...........................     579   12,286
              Steelcase, Inc., Class A.............   1,026   14,928
                                                            --------
                                                              95,001
                                                            --------
            Office Supplies & Forms -- 0.0%
              ACCO Brands Corp.+...................   1,295   16,900
                                                            --------
            Oil & Gas Drilling -- 0.1%
              Diamond Offshore Drilling, Inc.+.....     775   12,966
              Ensco PLC, Class A...................   5,120   27,597
              Noble Corp. PLC+.....................   2,925   12,168
              Parker Drilling Co.+.................   1,608    1,688
              Rowan Cos. PLC, Class A+.............   1,397   20,019
                                                            --------
                                                              74,438
                                                            --------
            Oil Companies-Exploration & Production -- 1.4%
              Abraxas Petroleum Corp.+............. 235,712  502,067
              Approach Resources, Inc.+............     515    1,200
              Bill Barrett Corp.+..................     904    4,457
              Bonanza Creek Energy, Inc.+..........     243    8,221
              California Resources Corp.+..........     511    5,636
              Callon Petroleum Co.+................   2,414   26,771
              Carrizo Oil & Gas, Inc.+.............     921   16,292
              Contango Oil & Gas Co.+..............     283    1,129
              Denbury Resources, Inc.+.............   4,761    5,856
              Earthstone Energy, Inc., Class A+....     231    1,859
              Eclipse Resources Corp.+.............   1,046    2,322
              Energy XXI Gulf Coast, Inc.+.........     354    3,027
              EP Energy Corp., Class A+............     461    1,245
              Evolution Petroleum Corp.............     303    2,242
              Gastar Exploration, Inc.+............   2,090    1,714
              Halcon Resources Corp.+..............   1,532   10,081
              Isramco, Inc.+.......................       9    1,022
              Jagged Peak Energy, Inc.+............     676    9,390
              Jones Energy, Inc., Class A+.........     546      699
              Lilis Energy, Inc.+..................     512    2,550
              Matador Resources Co.+...............   1,075   28,541
              Midstates Petroleum Co., Inc.+.......     134    2,043
              Oasis Petroleum, Inc.+...............   2,819   26,639
              Panhandle Oil and Gas, Inc., Class A.     188    4,540
              PDC Energy, Inc.+....................     792   40,337
              Penn Virginia Corp.+.................     171    6,664
              Resolute Energy Corp.+...............     260    7,808
              Ring Energy, Inc.+...................     543    6,956
              Rosehill Resources, Inc.+............      30      292
              Sanchez Energy Corp.+................     849    3,676
              SandRidge Energy, Inc.+..............     418    7,846
              SilverBow Resources, Inc.+...........      83    1,867
              SRC Energy, Inc.+....................   2,406   22,953
              Stone Energy Corp.+..................     234    6,884
              Ultra Petroleum Corp.+...............   2,337   18,556
              Unit Corp.+..........................     620   11,606
              W&T Offshore, Inc.+..................   1,123    3,515

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                                  Value
                     Security Description                 Shares (Note 3)
       ------------------------------------------------------------------
       COMMON STOCKS (continued)
       Oil Companies-Exploration & Production (continued)
         WildHorse Resource Development Corp.+...........   240  $  3,122
                                                                 --------
                                                                  811,625
                                                                 --------
       Oil Field Machinery & Equipment -- 0.1%
         Dril-Quip, Inc.+................................   454    19,114
         Exterran Corp.+.................................   385    12,424
         Flotek Industries, Inc.+........................   662     3,257
         Forum Energy Technologies, Inc.+................   826    11,894
         Gulf Island Fabrication, Inc....................   164     2,157
         Natural Gas Services Group, Inc.+...............   148     4,114
         Thermon Group Holdings, Inc.+...................   386     8,303
                                                                 --------
                                                                   61,263
                                                                 --------
       Oil Refining & Marketing -- 0.1%
         Adams Resources & Energy, Inc...................    26     1,117
         CVR Energy, Inc.................................   189     5,188
         Delek US Holdings, Inc..........................   932    24,279
         Par Pacific Holdings, Inc.+.....................   381     7,997
         Trecora Resources+..............................   235     2,855
                                                                 --------
                                                                   41,436
                                                                 --------
       Oil-Field Services -- 0.6%
         Archrock, Inc...................................   837    10,044
         Basic Energy Services, Inc.+....................   208     3,923
         Bristow Group, Inc..............................   388     3,663
         C&J Energy Services, Inc.+......................   556    15,840
         CARBO Ceramics, Inc.+...........................   275     2,277
         Era Group, Inc.+................................   236     2,539
         Frank's International NV........................   597     3,946
         Helix Energy Solutions Group, Inc.+............. 1,684    11,485
         Independence Contract Drilling, Inc.+...........   410     1,328
         Keane Group, Inc.+..............................   372     5,744
         Key Energy Services, Inc.+......................   124     1,319
         Mammoth Energy Services, Inc.+..................    96     1,894
         Matrix Service Co.+.............................   314     4,427
         McDermott International, Inc.+.................. 3,392    22,455
         MRC Global, Inc.+............................... 1,070    18,350
         NCS Multistage Holdings, Inc.+..................   132     2,875
         Newpark Resources, Inc.+........................ 1,046     9,152
         NOW, Inc.+...................................... 1,282    16,051
         Oil States International, Inc.+.................   615    14,176
         PHI, Inc.+......................................   140     1,637
         Pioneer Energy Services Corp.+..................   912     1,733
         ProPetro Holding Corp.+.........................   302     4,599
         SEACOR Holdings, Inc.+..........................   194     9,157
         Select Energy Services, Inc., Class A+..........   110     1,791
         Solaris Oilfield Infrastructure, Inc., Class A+. 9,341   149,082
         Superior Energy Services, Inc.+................. 1,824    16,088
         Tesco Corp.+....................................   556     2,141
         TETRA Technologies, Inc.+....................... 1,371     3,894
         Willbros Group, Inc.+...........................   525     1,607
                                                                 --------
                                                                  343,217
                                                                 --------
       Optical Recognition Equipment -- 0.0%
         Digimarc Corp.+.................................   119     4,248
                                                                 --------
       Optical Supplies -- 0.0%
         STAAR Surgical Co.+.............................   490     6,493
                                                                 --------

                                                             Value
                     Security Description            Shares (Note 3)
           ---------------------------------------------------------
           Paper & Related Products -- 0.1%
             Clearwater Paper Corp.+................    194 $  8,953
             Neenah Paper, Inc......................    199   17,273
             Orchids Paper Products Co..............    108    1,327
             P.H. Glatfelter Co.....................    520   10,899
             Schweitzer-Mauduit International, Inc..    365   15,414
             Verso Corp., Class A+..................    404    2,832
                                                            --------
                                                              56,698
                                                            --------
           Patient Monitoring Equipment -- 0.2%
             Insulet Corp.+.........................    696   40,932
             Masimo Corp.+..........................    537   47,127
                                                            --------
                                                              88,059
                                                            --------
           Pharmacy Services -- 0.0%
             BioScrip, Inc.+........................  1,391    3,519
             Diplomat Pharmacy, Inc.+...............    572   12,041
                                                            --------
                                                              15,560
                                                            --------
           Physical Therapy/Rehabilitation Centers -- 0.6%
             AAC Holdings, Inc.+....................    137    1,085
             HealthSouth Corp.......................  1,164   53,707
             U.S. Physical Therapy, Inc.............  4,732  321,539
                                                            --------
                                                             376,331
                                                            --------
           Pipelines -- 0.1%
             SemGroup Corp., Class A................    795   20,710
             Tellurian, Inc.+.......................    664    7,151
                                                            --------
                                                              27,861
                                                            --------
           Pollution Control -- 0.0%
             Advanced Emissions Solutions, Inc......    252    3,026
             CECO Environmental Corp................    357    3,131
             Hudson Technologies, Inc.+.............    439    2,599
                                                            --------
                                                               8,756
                                                            --------
           Poultry -- 0.1%
             Sanderson Farms, Inc...................    241   36,046
                                                            --------
           Power Converter/Supply Equipment -- 0.7%
             Advanced Energy Industries, Inc.+......    476   40,327
             Energous Corp.+........................    225    2,207
             Generac Holdings, Inc.+................    737   38,390
             Powell Industries, Inc.................    106    3,072
             SPX Corp.+.............................    510   14,938
             SunPower Corp.+........................    716    5,098
             Vicor Corp.+........................... 14,189  305,773
                                                            --------
                                                             409,805
                                                            --------
           Precious Metals -- 0.0%
             Coeur Mining, Inc.+....................  2,169   16,463
                                                            --------
           Printing-Commercial -- 0.2%
             ARC Document Solutions, Inc.+..........    479    2,117
             Cimpress NV+...........................    299   32,633
             Deluxe Corp............................    581   40,467
             Ennis, Inc.............................    300    6,045
             LSC Communications, Inc................    400    6,472
             Quad/Graphics, Inc.....................    376    8,569
             RR Donnelley & Sons Co.................    840    7,728
                                                            --------
                                                             104,031
                                                            --------

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                                Value
                     Security Description               Shares (Note 3)
         --------------------------------------------------------------
         COMMON STOCKS (continued)
         Private Equity -- 0.1%
           Fifth Street Asset Management, Inc..........    85  $   349
           Granite Point Mtg. Trust, Inc...............    78    1,447
           Kennedy-Wilson Holdings, Inc................ 1,450   28,202
                                                               -------
                                                                29,998
                                                               -------
         Publishing-Books -- 0.0%
           Houghton Mifflin Harcourt Co.+.............. 1,239   12,266
           Scholastic Corp.............................   339   12,523
                                                               -------
                                                                24,789
                                                               -------
         Publishing-Newspapers -- 0.1%
           Daily Journal Corp.+........................    13  $ 3,017
           Gannett Co., Inc............................ 1,369   11,910
           New York Times Co., Class A................. 1,504   28,727
           tronc, Inc.+................................   234    3,460
                                                               -------
                                                                47,114
                                                               -------
         Publishing-Periodicals -- 0.1%
           Meredith Corp...............................   474   25,122
           Time, Inc................................... 1,199   13,908
           Value Line, Inc.............................    13      233
                                                               -------
                                                                39,263
                                                               -------
         Quarrying -- 0.1%
           Compass Minerals International, Inc.........   406   26,634
                                                               -------
         Racetracks -- 0.1%
           Churchill Downs, Inc........................   162   33,785
           Empire Resorts, Inc.+.......................    41      914
           International Speedway Corp., Class A.......   299   11,616
           Penn National Gaming, Inc.+................. 1,015   26,482
           Speedway Motorsports, Inc...................   139    2,773
                                                               -------
                                                                75,570
                                                               -------
         Radio -- 0.0%
           Beasley Broadcast Group, Inc., Class A......    58      548
           Entercom Communications Corp., Class A......   335    3,702
           Saga Communications, Inc., Class A..........    45    1,969
           Salem Media Group, Inc......................   139      889
           Townsquare Media, Inc., Class A+............   105    1,096
                                                               -------
                                                                 8,204
                                                               -------
         Real Estate Investment Trusts -- 3.6%
           Acadia Realty Trust......................... 1,006   28,319
           AG Mtg. Investment Trust, Inc...............   330    6,207
           Agree Realty Corp...........................   324   15,322
           Alexander's, Inc............................    26   10,686
           Altisource Residential Corp.................   594    6,338
           American Assets Trust, Inc..................   484   18,774
           Anworth Mtg. Asset Corp..................... 1,135    6,345
           Apollo Commercial Real Estate Finance, Inc.. 1,229   22,208
           Ares Commercial Real Estate Corp............   321    4,167
           Armada Hoffler Properties, Inc..............   535    7,634
           ARMOUR Residential REIT, Inc................   484   12,124
           Ashford Hospitality Prime, Inc..............   318    3,091
           Ashford Hospitality Trust, Inc..............   921    6,475
           Bluerock Residential Growth REIT, Inc.......   275    3,105
           Capstead Mtg. Corp.......................... 1,142   10,072
           CareTrust REIT, Inc.........................   863   16,311
           CatchMark Timber Trust, Inc., Class A.......   464    5,939

                                                                 Value
                     Security Description                Shares (Note 3)
       -----------------------------------------------------------------
       Real Estate Investment Trusts (continued)
         CBL & Associates Properties, Inc............... 2,019  $15,829
         Cedar Realty Trust, Inc........................   989    5,380
         Chatham Lodging Trust..........................   453    9,853
         Cherry Hill Mtg. Investment Corp...............   140    2,549
         Chesapeake Lodging Trust.......................   709   19,781
         City Office REIT, Inc..........................   354    4,616
         Clipper Realty, Inc............................   179    1,946
         CorEnergy Infrastructure Trust, Inc............   142    5,123
         Cousins Properties, Inc........................ 5,008   45,172
         CYS Investments, Inc........................... 1,814   14,512
         DiamondRock Hospitality Co..................... 2,396   26,021
         Dynex Capital, Inc.............................   553    3,871
         Easterly Government Properties, Inc............   445    8,953
         EastGroup Properties, Inc......................   398   36,055
         Education Realty Trust, Inc....................   881   30,747
         Ellington Residential Mortgage REIT............   100    1,338
         First Industrial Realty Trust, Inc............. 1,394   43,047
         Four Corners Property Trust, Inc...............   725   17,893
         Franklin Street Properties Corp................ 1,252   12,520
         GEO Group, Inc................................. 1,466   38,043
         Getty Realty Corp..............................   358   10,171
         Gladstone Commercial Corp......................   298    6,455
         Global Medical REIT, Inc.......................   177    1,497
         Global Net Lease, Inc..........................   802   17,323
         Government Properties Income Trust............. 1,132   20,568
         Gramercy Property Trust........................ 1,812   53,816
         Great Ajax Corp................................   188    2,660
         Healthcare Realty Trust, Inc................... 1,448   46,684
         Hersha Hospitality Trust.......................   465    8,226
         Independence Realty Trust, Inc.................   831    8,435
         InfraREIT, Inc.+...............................   508   11,379
         Invesco Mtg. Capital, Inc...................... 1,347   23,195
         Investors Real Estate Trust.................... 1,460    8,541
         iStar, Inc.+...................................   834    9,758
         Jernigan Capital, Inc..........................   111    2,278
         Kite Realty Group Trust........................   992   18,541
         KKR Real Estate Finance Trust, Inc.............   124    2,507
         LaSalle Hotel Properties....................... 1,363   38,450
         Lexington Realty Trust......................... 2,595   26,261
         LTC Properties, Inc............................   471   21,906
         Mack-Cali Realty Corp.......................... 1,085   24,706
         MedEquities Realty Trust, Inc..................   343    3,986
         Monmouth Real Estate Investment Corp...........   831   14,160
         MTGE Investment Corp...........................   548    9,919
         National Health Investors, Inc.................   476   36,266
         National Storage Affiliates Trust..............   531   13,164
         New Senior Investment Group, Inc...............   983    8,788
         New York Mortgage Trust, Inc................... 1,335    8,050
         NexPoint Residential Trust, Inc................   207    4,916
         NorthStar Realty Europe Corp...................   652    8,782
         One Liberty Properties, Inc....................   172    4,168
         Orchid Island Capital, Inc.....................   510    5,080
         Owens Realty Mortgage, Inc.....................   120    2,155
         Pebblebrook Hotel Trust........................   825   29,420
         Pennsylvania Real Estate Investment Trust......   820    7,970
         PennyMac Mortgage Investment Trust.............   790   12,687
         Physicians Realty Trust........................ 2,088   36,289
         Potlatch Corp..................................   485   25,123
         Preferred Apartment Communities, Inc., Class A.   366    7,265

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                               Value
                    Security Description              Shares  (Note 3)
        ---------------------------------------------------------------
        COMMON STOCKS (continued)
        Real Estate Investment Trusts (continued)
          PS Business Parks, Inc.....................    237 $   31,362
          QTS Realty Trust, Inc., Class A............    563     32,570
          Quality Care Properties, Inc.+.............  1,132     17,920
          RAIT Financial Trust.......................  1,100        589
          Ramco-Gershenson Properties Trust..........    941     11,885
          Redwood Trust, Inc.........................    917     14,406
          Resource Capital Corp......................    361      3,704
          Retail Opportunity Investments Corp........  1,297     23,320
          Rexford Industrial Realty, Inc.............    830     24,643
          RLJ Lodging Trust..........................  2,031     43,992
          Ryman Hospitality Properties, Inc..........    530     35,049
          Sabra Health Care REIT, Inc................  2,096     41,752
          Saul Centers, Inc..........................    133      8,129
          Select Income REIT.........................    759     18,337
          Seritage Growth Properties, Class A........    301     12,380
          STAG Industrial, Inc.......................  1,070     29,211
          Starwood Waypoint Homes....................  1,517     55,082
          Summit Hotel Properties, Inc...............  1,225     19,367
          Sunstone Hotel Investors, Inc..............  2,645     43,166
          Sutherland Asset Management Corp...........    203      3,177
          Terreno Realty Corp........................    587     21,555
          Tier REIT, Inc.............................    571     11,175
          UMH Properties, Inc........................ 22,216    331,907
          Universal Health Realty Income Trust.......    152     11,128
          Urban Edge Properties......................  1,170     27,448
          Urstadt Biddle Properties, Inc., Class A...    354      7,692
          Washington Prime Group, Inc................  2,234     17,492
          Washington Real Estate Investment Trust....    925     29,776
          Western Asset Mortgage Capital Corp........    489      4,924
          Whitestone REIT............................    441      5,892
          Xenia Hotels & Resorts, Inc................  1,289     28,049
                                                             ----------
                                                              2,094,990
                                                             ----------
        Real Estate Management/Services -- 0.1%
          Farmland Partners, Inc.....................    382      3,190
          Griffin Industrial Realty, Inc.............      8        297
          HFF, Inc., Class A.........................    440     19,298
          Marcus & Millichap, Inc.+..................    192      5,457
          RE/MAX Holdings, Inc., Class A.............    213     14,164
          Redfin Corp.+..............................    128      3,013
                                                             ----------
                                                                 45,419
                                                             ----------
        Real Estate Operations & Development -- 0.7%
          Alexander & Baldwin, Inc...................    560     25,334
          Community Healthcare Trust, Inc............    207      5,678
          Consolidated-Tomoka Land Co................     47      2,751
          Forestar Group, Inc.+......................    126      2,243
          FRP Holdings, Inc.+........................     78      3,459
          Maui Land & Pineapple Co., Inc.+...........     80      1,276
          RMR Group, Inc., Class A...................  6,984    366,311
          St. Joe Co.+...............................    577     10,271
          Stratus Properties, Inc....................     71      2,112
          Transcontinental Realty Investors, Inc.+...     20        594
          Trinity Place Holdings, Inc.+..............    217      1,562
                                                             ----------
                                                                421,591
                                                             ----------
        Recreational Centers -- 0.1%
          Planet Fitness, Inc., Class A..............  1,009     26,880
                                                             ----------

                                                             Value
                     Security Description            Shares (Note 3)
            --------------------------------------------------------
            Recreational Vehicles -- 0.1%
              Camping World Holdings, Inc., Class A.   280  $ 11,766
              LCI Industries........................   290    35,902
              Malibu Boats, Inc., Class A+..........   216     6,739
              MCBC Holdings, Inc.+..................   220     5,031
                                                            --------
                                                              59,438
                                                            --------
            Recycling -- 0.0%
              Aqua Metals, Inc.+....................   199       792
                                                            --------
            Rental Auto/Equipment -- 0.2%
              Aaron's, Inc..........................   759    27,931
              Avis Budget Group, Inc.+..............   897    37,001
              CAI International, Inc.+..............   185     6,849
              Herc Holdings, Inc.+..................   290    14,053
              Hertz Global Holdings, Inc.+..........   655    16,290
              McGrath RentCorp......................   281    12,561
              Rent-A-Center, Inc....................   513     5,099
              Textainer Group Holdings, Ltd.+.......   325     6,354
                                                            --------
                                                             126,138
                                                            --------
            Research & Development -- 0.1%
              INC Research Holdings, Inc., Class A+.   654    37,376
                                                            --------
            Resorts/Theme Parks -- 0.1%
              Marriott Vacations Worldwide Corp.....   263    34,616
              SeaWorld Entertainment, Inc.+.........   820     9,414
                                                            --------
                                                              44,030
                                                            --------
            Respiratory Products -- 0.0%
              Inogen, Inc.+.........................   204    20,182
                                                            --------
            Retail-Apparel/Shoe -- 0.3%
              Abercrombie & Fitch Co., Class A......   818    10,986
              American Eagle Outfitters, Inc........ 1,943    25,298
              Ascena Retail Group, Inc.+............ 2,066     4,008
              Boot Barn Holdings, Inc.+.............   147     1,210
              Buckle, Inc...........................   344     5,659
              Caleres, Inc..........................   504    13,774
              Cato Corp., Class A...................   289     3,717
              Chico's FAS, Inc...................... 1,540    12,305
              Children's Place, Inc.................   207    22,522
              DSW, Inc., Class A....................   787    15,071
              Duluth Holdings, Inc., Class B+.......   115     2,376
              Express, Inc.+........................   924     6,255
              Finish Line, Inc., Class A............   476     4,412
              Francesca's Holdings Corp.+...........   442     2,860
              Genesco, Inc.+........................   229     5,610
              Guess?, Inc...........................   718    11,639
              J. Jill, Inc.+........................   141       720
              Shoe Carnival, Inc....................   139     2,609
              Tailored Brands, Inc..................   588     9,085
              Tilly's, Inc., Class A................   155     1,846
              Vera Bradley, Inc.+...................   241     1,735
              Winmark Corp..........................    28     3,661
                                                            --------
                                                             167,358
                                                            --------
            Retail-Appliances -- 0.0%
              Conn's, Inc.+.........................   220     6,765
                                                            --------
            Retail-Automobile -- 0.2%
              America's Car-Mart, Inc.+.............    90     3,856

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                             Value
                     Security Description            Shares (Note 3)
           ---------------------------------------------------------
           COMMON STOCKS (continued)
           Retail-Automobile (continued)
             Asbury Automotive Group, Inc.+.........   224  $ 13,754
             Group 1 Automotive, Inc................   245    19,250
             Lithia Motors, Inc., Class A...........   279    31,577
             Rush Enterprises, Inc., Class A+.......   356    18,078
             Rush Enterprises, Inc., Class B+.......    64     3,046
             Sonic Automotive, Inc., Class A........   319     6,332
                                                            --------
                                                              95,893
                                                            --------
           Retail-Bookstores -- 0.0%
             Barnes & Noble Education, Inc.+........   458     2,496
             Barnes & Noble, Inc....................   712     4,984
                                                            --------
                                                               7,480
                                                            --------
           Retail-Building Products -- 0.1%
             At Home Group, Inc.+...................    61     1,250
             BMC Stock Holdings, Inc.+..............   784    16,817
             Foundation Building Materials, Inc.+...   155     2,085
             GMS, Inc.+.............................   326    11,100
             Lumber Liquidators Holdings, Inc.+.....   337    10,373
             Tile Shop Holdings, Inc................   472     4,036
                                                            --------
                                                              45,661
                                                            --------
           Retail-Computer Equipment -- 0.0%
             PC Connection, Inc.....................   139     3,753
             PCM, Inc.+.............................   120     1,686
                                                            --------
                                                               5,439
                                                            --------
           Retail-Discount -- 0.1%
             Big Lots, Inc..........................   538    27,605
             Citi Trends, Inc.......................   173     3,764
             Fred's, Inc., Class A..................   431     1,901
             HSN, Inc...............................   386    14,552
             Ollie's Bargain Outlet Holdings, Inc.+.   570    25,451
                                                            --------
                                                              73,273
                                                            --------
           Retail-Hair Salons -- 0.0%
             Regis Corp.+...........................   426     6,360
                                                            --------
           Retail-Home Furnishings -- 0.6%
             Bassett Furniture Industries, Inc...... 7,617   295,540
             Haverty Furniture Cos., Inc............   225     5,366
             Kirkland's, Inc.+......................   183     2,141
             La-Z-Boy, Inc..........................   578    15,577
             Pier 1 Imports, Inc....................   969     4,031
             RH+....................................   238    21,401
                                                            --------
                                                             344,056
                                                            --------
           Retail-Jewelry -- 0.0%
             Movado Group, Inc......................   182     5,041
                                                            --------
           Retail-Leisure Products -- 0.0%
             MarineMax, Inc.+.......................   301     5,584
             Party City Holdco, Inc.+...............   329     3,668
                                                            --------
                                                               9,252
                                                            --------
           Retail-Major Department Stores -- 0.0%
             J.C. Penney Co., Inc.+................. 3,715    10,402
             Sears Holdings Corp.+..................   142       782
                                                            --------
                                                              11,184
                                                            --------

                                                              Value
                    Security Description             Shares  (Note 3)
          ------------------------------------------------------------
          Retail-Misc./Diversified -- 0.2%
            Container Store Group, Inc.+............    192 $      693
            FirstCash, Inc..........................    568     36,267
            Five Below, Inc.+.......................    647     35,746
            Gaia, Inc.+.............................    105      1,276
            PriceSmart, Inc.........................    265     22,207
                                                            ----------
                                                                96,189
                                                            ----------
          Retail-Office Supplies -- 0.0%
            Office Depot, Inc.......................  6,134     19,015
                                                            ----------
          Retail-Pawn Shops -- 0.0%
            EZCORP, Inc., Class A+..................    598      6,130
                                                            ----------
          Retail-Pet Food & Supplies -- 0.0%
            Freshpet, Inc.+.........................    293      4,556
            PetIQ, Inc.+............................     83      1,997
            PetMed Express, Inc.....................    237      8,380
                                                            ----------
                                                                14,933
                                                            ----------
          Retail-Regional Department Stores -- 0.0%
            Dillard's, Inc., Class A................    181      9,195
                                                            ----------
          Retail-Restaurants -- 1.7%
            Biglari Holdings, Inc.+.................     12      4,289
            BJ's Restaurants, Inc.+.................    252      7,988
            Bloomin' Brands, Inc....................  1,097     19,505
            Bojangles', Inc.+.......................    208      2,548
            Brinker International, Inc..............    589     18,094
            Buffalo Wild Wings, Inc.+...............    183     21,631
            Carrols Restaurant Group, Inc.+.........    413      4,646
            Cheesecake Factory, Inc.................    538     24,070
            Chuy's Holdings, Inc.+..................    199      4,477
            Cracker Barrel Old Country Store, Inc...    230     35,910
            Dave & Buster's Entertainment, Inc.+....    504     24,293
            Del Frisco's Restaurant Group, Inc.+....    262      3,642
            Del Taco Restaurants, Inc.+.............    395      5,013
            Denny's Corp.+.......................... 28,401    371,201
            DineEquity, Inc.........................    206      9,808
            El Pollo Loco Holdings, Inc.+...........    243      2,794
            Fiesta Restaurant Group, Inc.+..........    309      5,114
            Fogo De Chao, Inc.+.....................    113      1,249
            Habit Restaurants, Inc., Class A+.......    242      2,977
            J Alexander's Holdings, Inc.+...........    154      1,617
            Jack in the Box, Inc....................    348     36,021
            Nathan's Famous, Inc.+..................     34      2,757
            Noodles & Co.+..........................    140        609
            Papa John's International, Inc..........    326     22,184
            Potbelly Corp.+.........................    274      3,302
            Red Robin Gourmet Burgers, Inc.+........    154     10,534
            Ruby Tuesday, Inc.+.....................    709      1,680
            Ruth's Hospitality Group, Inc........... 13,099    276,389
            Shake Shack, Inc., Class A+.............    263      9,983
            Sonic Corp..............................    492     12,497
            Texas Roadhouse, Inc....................    802     40,108
            Wingstop, Inc...........................    348     11,787
            Zoe's Kitchen, Inc.+....................    229      2,812
                                                            ----------
                                                             1,001,529
                                                            ----------
          Retail-Sporting Goods -- 0.0%
            Big 5 Sporting Goods Corp...............    252      1,600
            Hibbett Sports, Inc.+...................    255      3,264

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                                 Value
                     Security Description                Shares (Note 3)
        ----------------------------------------------------------------
        COMMON STOCKS (continued)
        Retail-Sporting Goods (continued)
          Sportsman's Warehouse Holdings, Inc.+.........   433  $  1,775
          Zumiez, Inc.+.................................   221     3,901
                                                                --------
                                                                  10,540
                                                                --------
        Retail-Toy Stores -- 0.0%
          Build-A-Bear Workshop, Inc.+..................   163     1,271
                                                                --------
        Retail-Vitamins & Nutrition Supplements -- 0.0%
          GNC Holdings, Inc., Class A...................   812     5,554
          Vitamin Shoppe, Inc.+.........................   256     1,178
                                                                --------
                                                                   6,732
                                                                --------
        Retirement/Aged Care -- 0.0%
          Capital Senior Living Corp.+..................   294     3,910
                                                                --------
        Rubber-Tires -- 0.0%
          Cooper Tire & Rubber Co.......................   636    20,861
                                                                --------
        Rubber/Plastic Products -- 0.1%
          Myers Industries, Inc.........................   277     5,983
          Proto Labs, Inc.+.............................   297    25,913
          Trinseo SA....................................   532    37,772
                                                                --------
                                                                  69,668
                                                                --------
        Satellite Telecom -- 0.1%
          Globalstar, Inc.+............................. 5,319     8,564
          Intelsat SA+..................................   434     1,888
          Iridium Communications, Inc.+................. 1,004    12,048
          Loral Space & Communications, Inc.+...........   154     7,261
                                                                --------
                                                                  29,761
                                                                --------
        Savings & Loans/Thrifts -- 1.4%
          Banc of California, Inc.......................   521    10,967
          Bank Mutual Corp..............................   508     5,372
          BankFinancial Corp............................   173     2,740
          Bear State Financial, Inc.....................   248     2,545
          Beneficial Bancorp, Inc.......................   829    13,679
          Berkshire Hills Bancorp, Inc..................   459    17,580
          BofI Holding, Inc.+...........................   718    19,314
          Brookline Bancorp, Inc........................   899    13,845
          BSB Bancorp, Inc.+............................   100     2,990
          Capitol Federal Financial, Inc................ 1,539    21,223
          Charter Financial Corp........................   147     2,818
          Clifton Bancorp, Inc..........................   245     4,172
          Community Bankers Trust Corp.+................   257     2,223
          Dime Community Bancshares, Inc................   379     8,357
          Entegra Financial Corp.+......................    76     2,071
          ESSA Bancorp, Inc.............................   106     1,714
          First Defiance Financial Corp.................   119     6,450
          First Financial Northwest, Inc................    99     1,646
          Flagstar Bancorp, Inc.+.......................   255     9,529
          Flushing Financial Corp.......................   333     9,983
          Greene County Bancorp, Inc....................    36     1,076
          Hingham Institution for Savings...............    16     3,115
          Home Bancorp, Inc.............................    70     2,999
          HomeTrust Bancshares, Inc.+...................   200     5,250
          Investors Bancorp, Inc........................ 3,106    42,708
          Malvern Bancorp, Inc.+........................    77     2,079
          Meridian Bancorp, Inc.........................   573    11,288
          Meta Financial Group, Inc..................... 4,018   350,571

                                                                   Value
                     Security Description                  Shares (Note 3)
     ---------------------------------------------------------------------
     Savings & Loans/Thrifts (continued)
       MutualFirst Financial, Inc.........................     73 $  2,825
       Northfield Bancorp, Inc............................    515    8,786
       Northwest Bancshares, Inc..........................  1,134   19,131
       OceanFirst Financial Corp..........................    377   10,462
       Oconee Federal Financial Corp......................     15      450
       Oritani Financial Corp.............................    474    8,034
       Pacific Premier Bancorp, Inc.+.....................    469   18,948
       Provident Financial Holdings, Inc..................     74    1,430
       Provident Financial Services, Inc..................    739   20,101
       Prudential Bancorp, Inc............................     97    1,770
       Riverview Bancorp, Inc.............................    230    2,042
       SI Financial Group, Inc............................    134    2,010
       Southern Missouri Bancorp, Inc.....................     70    2,585
       Sterling Bancorp...................................  2,553   63,953
       Territorial Bancorp, Inc...........................     92    2,906
       Timberland Bancorp, Inc............................     75    2,273
       United Community Financial Corp....................    587    5,418
       United Financial Bancorp, Inc......................    606   11,096
       Washington Federal, Inc............................  1,037   36,088
       Waterstone Financial, Inc..........................    306    5,875
       WSFS Financial Corp................................    362   17,991
                                                                  --------
                                                                   822,478
                                                                  --------
     Schools -- 0.2%
       Adtalem Global Education, Inc......................    745   27,528
       American Public Education, Inc.+...................    189    3,780
       Bridgepoint Education, Inc.+.......................    221    2,139
       Cambium Learning Group, Inc.+......................    166    1,016
       Capella Education Co...............................    138   11,240
       Career Education Corp.+............................    810    8,651
       Grand Canyon Education, Inc.+......................    562   50,304
       K12, Inc.+.........................................    408    6,618
       Laureate Education, Inc., Class A+.................    426    5,696
       Strayer Education, Inc.............................    127   11,904
                                                                  --------
                                                                   128,876
                                                                  --------
     Security Services -- 0.1%
       Alarm.com Holdings, Inc.+..........................    243   11,343
       Ascent Capital Group, Inc., Class A+...............    132    1,485
       Brink's Co.........................................    549   41,779
                                                                  --------
                                                                    54,607
                                                                  --------
     Seismic Data Collection -- 0.0%
       Geospace Technologies Corp.+.......................    157    2,358
                                                                  --------
     Semiconductor Components-Integrated Circuits -- 0.2%
       Cirrus Logic, Inc.+................................    773   43,288
       Integrated Device Technology, Inc.+................  1,605   49,867
       MaxLinear, Inc.+...................................    721   17,643
       Power Integrations, Inc............................    344   27,640
       Sigma Designs, Inc.+...............................    449    2,717
                                                                  --------
                                                                   141,155
                                                                  --------
     Semiconductor Equipment -- 1.6%
       Amtech Systems, Inc.+.............................. 22,520  327,891
       Axcelis Technologies, Inc.+........................    360   11,844
       Brooks Automation, Inc.............................    824   28,337
       Cabot Microelectronics Corp........................    298   28,808
       Cohu, Inc..........................................    322    8,308
       Entegris, Inc......................................  1,702   55,740

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                                  Value
                     Security Description                 Shares (Note 3)
       -----------------------------------------------------------------
       COMMON STOCKS (continued)
       Semiconductor Equipment (continued)
         FormFactor, Inc.+............................... 18,753 $341,305
         MKS Instruments, Inc............................    646   70,188
         Nanometrics, Inc.+..............................    288    8,142
         Photronics, Inc.+...............................    801    7,770
         Rudolph Technologies, Inc.+.....................    374   10,378
         Ultra Clean Holdings, Inc.+.....................    394   10,055
         Veeco Instruments, Inc.+........................    565   10,198
         Xcerra Corp.+...................................    641    6,314
                                                                 --------
                                                                  925,278
                                                                 --------
       Silver Mining -- 0.0%
         Hecla Mining Co.................................  4,721   22,283
                                                                 --------
       Specified Purpose Acquisitions -- 0.0%
         Wins Finance Holdings, Inc.+(1)(2)..............     15        0
                                                                 --------
       Steel Pipe & Tube -- 0.1%
         Advanced Drainage Systems, Inc..................    423    8,270
         Atkore International Group, Inc.+...............    393    7,589
         Mueller Water Products, Inc., Class A...........  1,846   22,041
         Northwest Pipe Co.+.............................    114    2,079
         Omega Flex, Inc.................................     35    2,257
         TimkenSteel Corp.+..............................    475    6,650
                                                                 --------
                                                                   48,886
                                                                 --------
       Steel-Producers -- 0.2%
         AK Steel Holding Corp.+.........................  3,778   17,341
         Carpenter Technology Corp.......................    555   27,633
         Commercial Metals Co............................  1,385   26,980
         Ryerson Holding Corp.+..........................    192    1,690
         Schnitzer Steel Industries, Inc., Class A.......    317    9,336
         Shiloh Industries, Inc.+........................    104      965
                                                                 --------
                                                                   83,945
                                                                 --------
       Steel-Specialty -- 0.1%
         Allegheny Technologies, Inc.+...................  1,302   32,784
                                                                 --------
       Storage/Warehousing -- 0.0%
         Mobile Mini, Inc................................    526   17,411
         Wesco Aircraft Holdings, Inc.+..................    668    6,045
                                                                 --------
                                                                   23,456
                                                                 --------
       SupraNational Banks -- 0.0%
         Banco Latinoamericano de Comercio Exterior SA,
          Class E........................................    363   10,175
                                                                 --------
       Telecom Equipment-Fiber Optics -- 0.2%
         Acacia Communications, Inc.+....................    221    9,351
         Ciena Corp.+....................................  1,690   35,946
         Clearfield, Inc.+...............................    139    1,904
         Finisar Corp.+..................................  1,336   31,449
         Harmonic, Inc.+.................................    950    3,515
         KVH Industries, Inc.+...........................    186    2,148
         Oclaro, Inc.+...................................  1,984   16,408
         Viavi Solutions, Inc.+..........................  2,742   25,446
                                                                 --------
                                                                  126,167
                                                                 --------
       Telecom Services -- 1.5%
         Consolidated Communications Holdings, Inc.......    783   15,010
         GTT Communications, Inc.+....................... 12,560  457,812
         Hawaiian Telcom Holdco, Inc.+...................     72    2,171

                                                                   Value
                     Security Description                  Shares (Note 3)
     ---------------------------------------------------------------------
     Telecom Services (continued)
       HC2 Holdings, Inc.+................................    488 $  2,650
       Lumos Networks Corp.+..............................    263    4,723
       Ooma, Inc.+........................................    203    2,132
       ORBCOMM, Inc.+.....................................    784    8,867
       RigNet, Inc.+......................................    158    2,757
       Spok Holdings, Inc.................................    244    4,136
       Straight Path Communications, Inc., Class B+.......    117   21,237
       Vonage Holdings Corp.+............................. 42,072  342,045
                                                                  --------
                                                                   863,540
                                                                  --------
     Telecommunication Equipment -- 0.1%
       ADTRAN, Inc........................................    582   12,280
       Comtech Telecommunications Corp....................    275    5,915
       Plantronics, Inc...................................    399   18,099
       Preformed Line Products Co.........................     37    2,631
       Sonus Networks, Inc.+..............................    568    4,431
                                                                  --------
                                                                    43,356
                                                                  --------
     Telephone-Integrated -- 0.1%
       Cincinnati Bell, Inc.+.............................    503    9,607
       Frontier Communications Corp.......................    942   11,408
       General Communication, Inc., Class A+..............    319   13,044
       IDT Corp., Class B.................................    208    2,741
       Shenandoah Telecommunications Co...................    556   21,128
       Windstream Holdings, Inc...........................  2,283    4,292
                                                                  --------
                                                                    62,220
                                                                  --------
     Television -- 0.1%
       Central European Media Enterprises, Ltd., Class A+.    987    4,540
       Gray Television, Inc.+.............................    767   11,942
       Nexstar Media Group, Inc., Class A.................    544   34,707
       Sinclair Broadcast Group, Inc., Class A............    865   27,421
                                                                  --------
                                                                    78,610
                                                                  --------
     Textile-Apparel -- 0.0%
       Perry Ellis International, Inc.+...................    153    3,564
       Unifi, Inc.+.......................................    184    7,001
                                                                  --------
                                                                    10,565
                                                                  --------
     Textile-Products -- 0.0%
       Culp, Inc..........................................    130    4,121
                                                                  --------
     Theaters -- 0.0%
       AMC Entertainment Holdings, Inc., Class A..........    661    9,188
       National CineMedia, Inc............................    741    4,987
       Reading International, Inc., Class A+..............    202    3,161
                                                                  --------
                                                                    17,336
                                                                  --------
     Therapeutics -- 1.3%
       Akebia Therapeutics, Inc.+.........................    531    9,638
       Anika Therapeutics, Inc.+..........................    172    9,396
       Calithera Biosciences, Inc.+.......................    367    5,909
       Cara Therapeutics, Inc.+...........................    320    4,013
       Concert Pharmaceuticals, Inc.+.....................    215    3,666
       Dyax Corp. CVR+(1)(2)..............................  1,907    6,015
       Flexion Therapeutics, Inc.+........................ 12,752  280,671
       G1 Therapeutics, Inc.+.............................     93    2,197
       La Jolla Pharmaceutical Co.+.......................    209    7,181
       Mersana Therapeutics, Inc.+........................     57      927
       Portola Pharmaceuticals, Inc.+.....................    654   32,314
       Recro Pharma, Inc.+................................ 37,817  326,361

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


                                                               Value
                     Security Description              Shares (Note 3)
         -------------------------------------------------------------
         COMMON STOCKS (continued)
         Therapeutics (continued)
           Sarepta Therapeutics, Inc.+................    708 $ 34,911
           Xencor, Inc.+..............................    456    9,020
                                                              --------
                                                               732,219
                                                              --------
         Tobacco -- 0.1%
           Turning Point Brands, Inc.+................     60    1,050
           Universal Corp.............................    296   16,976
           Vector Group, Ltd..........................  1,176   24,437
                                                              --------
                                                                42,463
                                                              --------
         Transactional Software -- 0.1%
           ACI Worldwide, Inc.+.......................  1,396   33,616
           Bottomline Technologies de, Inc.+..........    476   15,498
           InnerWorkings, Inc.+.......................    542    5,897
           Synchronoss Technologies, Inc.+............    511    5,790
                                                              --------
                                                                60,801
                                                              --------
         Transport-Air Freight -- 0.1%
           Air Transport Services Group, Inc.+........    697   16,867
           Atlas Air Worldwide Holdings, Inc.+........    279   17,117
                                                              --------
                                                                33,984
                                                              --------
         Transport-Equipment & Leasing -- 0.1%
           GATX Corp..................................    468   27,804
           Greenbrier Cos., Inc.......................    328   17,121
           Willis Lease Finance Corp.+................     41    1,029
                                                              --------
                                                                45,954
                                                              --------
         Transport-Marine -- 0.2%
           Ardmore Shipping Corp.+....................    336    2,789
           Costamare, Inc.............................    438    2,720
           DHT Holdings, Inc..........................    924    3,640
           Dorian LPG, Ltd.+..........................    226    1,616
           Eagle Bulk Shipping, Inc.+.................    460    2,162
           Frontline, Ltd.............................    922    5,615
           GasLog, Ltd................................    489    8,435
           Genco Shipping & Trading, Ltd.+............     92    1,105
           Gener8 Maritime, Inc.+.....................    565    2,605
           Golar LNG, Ltd.............................  1,151   24,321
           International Seaways, Inc.+...............    352    7,089
           Navios Maritime Acquisition Corp...........    988    1,235
           Navios Maritime Holdings, Inc.+............  1,075    1,956
           Nordic American Tankers, Ltd...............  1,197    5,315
           Overseas Shipholding Group, Inc., Class A+.    542    1,284
           Safe Bulkers, Inc.+........................    576    2,045
           Scorpio Bulkers, Inc.+.....................    703    5,624
           Scorpio Tankers, Inc.......................  2,503    8,911
           Ship Finance International, Ltd............    717   10,683
           Teekay Corp................................    647    5,241
           Teekay Tankers, Ltd., Class A..............  1,461    2,162
                                                              --------
                                                               106,553
                                                              --------
         Transport-Services -- 0.4%
           Echo Global Logistics, Inc.+...............    330    7,937
           Hub Group, Inc., Class A+..................    391   16,930
           Matson, Inc................................    513   13,969
           Radiant Logistics, Inc.+................... 37,705  184,000
                                                              --------
                                                               222,836
                                                              --------

                                                                 Value
                     Security Description                Shares (Note 3)
        ----------------------------------------------------------------
        Transport-Truck -- 0.9%
          ArcBest Corp..................................    310 $ 10,106
          Covenant Transportation Group, Inc., Class A+.    142    4,217
          Daseke, Inc.+................................. 24,415  337,660
          Forward Air Corp..............................    360   20,679
          Heartland Express, Inc........................    566   12,073
          Knight-Swift Transportation Holdings, Inc.+...  1,503   62,299
          Marten Transport, Ltd.........................    466    9,157
          Roadrunner Transportation Systems, Inc.+......    366    3,221
          Saia, Inc.+...................................    303   19,634
          Schneider National, Inc., Class B.............    390   10,214
          Universal Logistics Holdings, Inc.............    100    2,160
          Werner Enterprises, Inc.......................    571   20,356
          YRC Worldwide, Inc.+..........................    396    5,334
                                                                --------
                                                                 517,110
                                                                --------
        Travel Services -- 0.0%
          Liberty TripAdvisor Holdings, Inc., Class A+..    870    9,396
                                                                --------
        Venture Capital -- 0.0%
          Safeguard Scientifics, Inc.+..................    243    3,426
                                                                --------
        Veterinary Diagnostics -- 0.7%
          Heska Corp.+..................................  3,471  338,422
          Kindred Biosciences, Inc.+....................    252    1,877
          Neogen Corp.+.................................    444   35,609
          Phibro Animal Health Corp., Class A...........    227    8,547
                                                                --------
                                                                 384,455
                                                                --------
        Vitamins & Nutrition Products -- 0.0%
          Natural Grocers by Vitamin Cottage, Inc.+.....    108      530
          Natural Health Trends Corp....................     88    1,695
          Nature's Sunshine Products, Inc...............    129    1,277
          Omega Protein Corp............................    264    5,782
          USANA Health Sciences, Inc.+..................    139    9,132
                                                                --------
                                                                  18,416
                                                                --------
        Water -- 0.2%
          American States Water Co......................    435   23,381
          Artesian Resources Corp., Class A.............     94    3,818
          California Water Service Group................    575   24,150
          Connecticut Water Service, Inc................    132    8,187
          Consolidated Water Co., Ltd...................    175    2,152
          Global Water Resources, Inc...................    121    1,139
          Middlesex Water Co............................    190    8,261
          SJW Group.....................................    196   11,625
          York Water Co.................................    154    5,421
                                                                --------
                                                                  88,134
                                                                --------
        Water Treatment Systems -- 0.3%
          AquaVenture Holdings, Ltd.+...................    139    1,692
          Energy Recovery, Inc.+........................    434    3,346
          Pure Cycle Corp.+............................. 21,605  164,198
                                                                --------
                                                                 169,236
                                                                --------
        Web Hosting/Design -- 0.1%
          Endurance International Group Holdings, Inc.+.    695    5,699
          NIC, Inc......................................    768   13,056
          Q2 Holdings, Inc.+............................    375   15,956
          Web.com Group, Inc.+..........................    460   11,086
                                                                --------
                                                                  45,797
                                                                --------

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)

                                                           Value
                   Security Description           Shares  (Note 3)
           ---------------------------------------------------------
           COMMON STOCKS (continued)
           Web Portals/ISP -- 0.5%
             Blucora, Inc.+...................... 13,020 $   282,534
             Meet Group, Inc.+...................    802       2,719
                                                         -----------
                                                             285,253
                                                         -----------
           Wire & Cable Products -- 0.1%
             Belden, Inc.........................    504      40,275
             Encore Wire Corp....................    243      10,971
             General Cable Corp..................    590      12,360
             Insteel Industries, Inc.............    218       5,570
                                                         -----------
                                                              69,176
                                                         -----------
           Wireless Equipment -- 1.0%
             Aerohive Networks, Inc.+............    376       1,489
             CalAmp Corp.+....................... 22,099     502,310
             Gogo, Inc.+.........................    683       6,789
             InterDigital, Inc...................    415      30,440
             Quantenna Communications, Inc.+.....    253       3,919
             Telenav, Inc.+......................    366       2,361
             Ubiquiti Networks, Inc.+............    277      17,224
             ViaSat, Inc.+.......................    638      41,534
                                                         -----------
                                                             606,066
                                                         -----------
           X-Ray Equipment -- 0.0%
             Varex Imaging Corp.+................    451      15,501
             ViewRay, Inc.+......................    350       2,411
                                                         -----------
                                                              17,912
                                                         -----------
           Total Common Stocks
              (cost $45,670,864).................         56,082,731
                                                         -----------
           EXCHANGE-TRADED FUNDS -- 2.5%
             iShares Russell 2000 ETF............  5,014     748,390
             Vanguard Russell 2000 ETF...........  5,700     683,259
                                                         -----------
           Total Exchange-Traded Funds
              (cost $1,395,017)..................          1,431,649
                                                         -----------
           Total Long-Term Investment Securities
              (cost $47,065,881).................         57,514,380
                                                         -----------

                                                      Principal     Value
                Security Description                   Amount      (Note 3)
  --------------------------------------------------------------------------
  SHORT-TERM INVESTMENT SECURITIES -- 2.1%
  Time Deposits -- 2.1%
    Euro Time Deposit with State Street Bank and
     Trust Co.
     0.12% due 11/01/2017
     (cost $1,261,000).............................. $1,261,000  $ 1,261,000
                                                                 -----------
  REPURCHASE AGREEMENTS -- 1.1%
    Agreement with Fixed Income Clearing Corp.,
     bearing interest at 0.12%, dated 10/31/2017,
     to be repurchased 11/01/2017 in the amount
     of $670,002 and collateralized by $615,000 of
     United States Treasury Bonds, bearing
     interest at 3.38%, due 05/15/2044 and having
     an approximate value of $684,423
     (cost $670,000)................................    670,000      670,000
                                                                 -----------
  TOTAL INVESTMENTS
     (cost $48,996,881)(3)..........................      101.5%  59,445,380
  Liabilities in excess of other assets.............       (1.5)    (887,496)
                                                     ----------  -----------
  NET ASSETS                                              100.0% $58,557,884
                                                     ==========  ===========

--------
#  See Note 1
+  Non-income producing security
(1)Security classified as Level 3 (see Note 3)
(2)Illiquid security. At October 31, 2017, the aggregate value of these securities was $6,015 representing 0.0% of net assets.
(3)See Note 6 for cost of investments on a tax basis.

CVR -- Contingent Value Rights

        SunAmerica Specialty Series -- AIG Small-Cap Fund#
        PORTFOLIO OF INVESTMENTS -- October 31, 2017 -- (continued)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 3):

                                       Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                           Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                                       --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:........................
 Medical-Biomedical/Gene..............      $ 2,249,578         $       --             $    0         $ 2,249,578
 Medical-Drugs........................        1,872,010                 --                  0           1,872,010
 Metal-Diversified....................               --                 --                  0                   0
 Multimedia...........................           28,638                 --                  0              28,638
 Specified Purpose Acquisitions.......               --                 --                  0                   0
 Therapeutics.........................          726,204                 --              6,015             732,219
 Other Industries.....................       51,200,286                 --                 --          51,200,286
Exchange-Traded Funds.................        1,431,649                 --                 --           1,431,649
Short-Term Investments Securities.....               --          1,261,000                 --           1,261,000
Repurchase Agreements.................               --            670,000                 --             670,000
                                            -----------         ----------             ------         -----------
Total Investments at Value............      $57,508,365         $1,931,000             $6,015         $59,445,380
                                            ===========         ==========             ======         ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of seven different investment funds (each a "Fund" and collectively, the "Funds") as of October 31, 2017. Each Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: AIG Commodity Strategy Fund (the "Commodity Strategy Fund"), AIG ESG Dividend Fund (the "ESG Dividend Fund"), AIG Focused Alpha Large-Cap Fund (the "Focused Alpha Large-Cap Fund"), AIG Focused Multi-Cap Growth Fund (the "Focused Multi-Cap Growth Fund"), AIG Global Trends Fund (the "Global Trends Fund"), AIG Income Explorer Fund (the "Income Explorer Fund") and AIG Small-Cap Fund ("the Small-Cap Fund").

   Effective February 28, 2017, the names of the SunAmerica Commodity Strategy Fund, SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Focused Alpha Growth Fund, SunAmerica Global Trends Fund, SunAmerica Income Explorer Fund and SunAmerica Small-Cap Fund changed to AIG Commodity Strategy Fund, AIG Focused Alpha Large-Cap Fund, AIG Focused Multi-Cap Growth Fund, AIG Global Trends Fund, AIG Income Explorer Fund and AIG Small-Cap Fund, respectively.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   The Commodity Strategy Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodities markets. The Fund seeks to achieve its investment goal by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities.

   The ESG Dividend Fund seeks to provide total return including capital appreciation and current income, employing a "buy and hold" strategy with up to forty dividend yielding equity securities selected annually from the Russell 1000(R) Index that meet the Fund's ESG standards.

   The Focused Alpha Large-Cap Fund seeks to provide growth of capital through active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-cap companies.

   The Focused Multi-Cap Growth Fund seeks to provide growth of capital through active trading of equity securities of large, small and mid-cap companies.

   The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed, rules based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities.

   The Income Explorer Fund seeks to provide high current income with a secondary objective of capital appreciation primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

   The Small-Cap Fund seeks to provide long-term growth of capital by strategically allocating its assets between a small-cap index strategy and a micro-cap growth strategy.

   Each Fund, except for the Focused Alpha Large-Cap Fund and Focused Multi-Cap Growth Fund, is a "diversified" Fund within the meaning of the 1940 Act.

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, with Class C shares being subject to higher distribution fee rates. Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services.

   Indemnifications: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Commodity Strategy Cayman Fund Ltd. and SunAmerica Global Trends Cayman Fund Ltd.

   The AIG Commodity Strategy Cayman Fund Ltd. (the "Commodity Strategy Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Commodity Strategy Fund. The Commodity Strategy Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Commodity Strategy Fund in order to effect certain investments on behalf of the Commodity Strategy Fund consistent with the investment objectives and policies in the Commodity Strategy Fund's prospectus and statement of additional information. With respect to its investments, the Commodity Strategy Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Strategy Fund; however, the Commodity Strategy Subsidiary (unlike the Commodity Strategy Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments that may otherwise be limited if purchased by the Commodity Strategy Fund due to federal tax requirements relating to qualifying income. The Commodity Strategy Fund and Commodity Strategy Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Commodity Strategy Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Commodity Strategy Fund. The Commodity Strategy Fund may invest up to 25% of its assets in the Commodity Strategy Subsidiary. As of October 31, 2017, net assets of the Commodity Strategy Fund were $39,420,898, of which approximately $7,404,947, or approximately 18.8%, represented the Commodity Strategy Fund's ownership of all issued shares and voting rights of the Commodity Strategy Subsidiary.

   The AIG Global Trends Cayman Fund Ltd. (the "Global Trends Subsidiary"), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

   Global Trends Fund's prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of October 31, 2017, net assets of the Global Trends Fund were $36,572,995, of which approximately $7,503,250, or approximately 20.5%, represented the Global Trends Fund's ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the "Board") , etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of October 31, 2017 is reported on a schedule following each Fund's Portfolio of Investments.

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

   Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1.

   Option contracts traded in the over-the-counter ("OTC") market are valued at the mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded over the counter are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts ("forward contracts") are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   Derivative Instruments:

   Futures: During the period, the Commodity Strategy Fund entered into futures transactions for investment purposes in order to provide exposure to commodities. The Global Trends Fund entered into futures transactions for investment purposes in order to provide exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities markets.

   A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "broker"). Subsequent payments are made or received by a Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statements of Assets and Liabilities as variation margin for changes in the value of the contract and cash collateral for futures contracts for the changes in the value of the initial margin requirement. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The primary risk to a Fund of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security or securities. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While a Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to a Fund since exchange-traded futures contracts are centrally cleared.

   Futures contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

   Forward Foreign Currency Contracts: During the period, the Global Trends Fund and the Income Explorer Fund used forward contracts for investment purposes in order to gain currency exposure.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   For federal income tax purposes, the Income Explorer Fund has made an election to treat gains and losses from forward foreign currency contracts as capital gains and losses.

   Risks to a Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund's loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund's maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates.

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

   These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

   Options: During the period, the Commodity Strategy Fund used options contracts to provide exposure to commodities.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

   Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

   Option contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

   Swap Contracts: Certain Funds may enter into credit default, interest rate and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract ("centrally cleared swaps"). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the "CCP") and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral for centrally cleared swap contracts. Unlike a bilateral swap contract, for centrally cleared swaps, a Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and the changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Upfront payments and receipts on swap contracts are amortized on a daily basis. Net periodic payments made or received by a Fund are included as part of realized gain (loss).

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   Total Return Swaps: During the period, the Commodity Strategy Fund used total return swaps, including swaps on futures, for investment purposes in order to provide exposure to commodities.

   Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

   The Fund will generally enter into total return swaps only on a net basis, which means that the two payment streams are netted against each other, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a total return swap contract or periodically during its term. Total return swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund's risk of loss consists of the net discounted amount of payments that the Fund is contractually entitled to receive, if any.

   Total return swap contracts outstanding at the end of the period, if any, are reported on a schedule following the Fund's Portfolio of Investments.

   Risks of Entering into Swap Agreements: Risks to a Fund of entering into credit default swaps, total return swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Fund may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset's perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that a subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Fund may suffer a loss.

   Risks of Commodity-Linked Derivatives: Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. The commodity-linked derivative instruments in which certain of the Funds invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these swaps as compared to the index.

   Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements ("Master Agreements") with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund's net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund's net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in a Fund's net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty's long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty's credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund's counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

   are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund's financial statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

   The following tables represent the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and the respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ended October 31, 2017. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of October 31, 2017, please refer to a schedule following each Fund's Portfolio of Investments.

                                                            Asset Derivatives
                     -----------------------------------------------------------------------------------------------
                        Interest                                                                 Foreign
                          Rate           Equity                                                  Exchange
                        Contracts       Contracts               Commodity Contracts             Contracts
                     --------------- --------------- ----------------------------------------- ------------
                                                                                                 Foreign
                         Futures         Futures         Futures       Options        Swap       Exchange
Fund                 Contracts(1)(8) Contracts(1)(8) Contracts(1)(8) Purchased(2) Contracts(6) Contracts(3)  Total
----                 --------------- --------------- --------------- ------------ ------------ ------------ --------
Commodity Strategy#.       $--           $    --        $146,971       $26,560       $  579      $    --    $174,110
Global Trends#......        --            68,749          10,580            --           --       74,646     153,975
Income Explorer.....        --                --              --            --           --        4,162       4,162

                                                          Liability Derivatives
                     -----------------------------------------------------------------------------------------------
                        Interest                                                                 Foreign
                          Rate           Equity                                                  Exchange
                        Contracts       Contracts               Commodity Contracts             Contracts
                     --------------- --------------- ----------------------------------------- ------------
                                                                                                 Foreign
                         Futures         Futures         Futures       Options        Swap       Exchange
Fund                 Contracts(1)(8) Contracts(1)(8) Contracts(1)(8)  Written(4)  Contracts(7) Contracts(5)  Total
----                 --------------- --------------- --------------- ------------ ------------ ------------ --------
Commodity Strategy#.       $--           $    --        $129,021       $ 7,373       $5,981      $    --    $142,375
Global Trends#......        --             8,250              --            --           --       68,383      76,633
Income Explorer.....        --                --              --            --           --        2,209       2,209

--------
Statement of Assets and Liabilities Location:

(1)Variation margin on futures contracts
(2)Investments, at value
(3)Unrealized appreciation on forward foreign currency contracts
(4)Call and put options written, at value
(5)Unrealized depreciation on forward foreign currency contracts
(6)Unrealized appreciation on swap contracts
(7)Unrealized depreciation on swap contracts
(8)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) as reported on each Fund's Portfolio of Investments in the following amounts:

                       Cumulative
                       Unrealized
                      Appreciation
Fund                 (Depreciation)
----                 --------------
Commodity Strategy#.    $270,757
Global Trends#......     323,048

--------
#  Consolidated (see Note 2)

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


                              Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
                     ----------------------------------------------------------------------------------------------------
                       Interest                                                                   Foreign
                         Rate           Equity                                                   Exchange
                       Contracts       Contracts              Commodity Contracts                Contracts
                     -------------   -------------   ----------------------------------------  -------------  ----------
                                                                                                  Foreign
                        Futures         Futures         Futures                     Swap         Exchange
Fund                 Contracts (1)   Contracts (1)   Contracts (1)   Options*   Contracts (2)  Contracts (3)     Total
----                 -------------   -------------   -------------   --------   -------------  -------------  ----------
Commodity Strategy#.   $      --      $       --       $  20,070     $(51,198)    $119,204       $     --     $   88,076
Global Trends#......    (127,121)      3,991,569        (578,927)          --           --        267,750      3,553,271
Income Explorer.....          --              --              --           --           --        (18,638)       (18,638)
                     Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
                     ----------------------------------------------------------------------------------------------------
                       Interest                                                                   Foreign
                         Rate           Equity                                                   Exchange
                       Contracts       Contracts              Commodity Contracts                Contracts
                     -------------   -------------   ----------------------------------------  -------------  ----------
                                                                                                  Foreign
                        Futures         Futures         Futures                     Swap         Exchange
Fund                 Contracts (4)   Contracts (4)   Contracts (4)   Options*   Contracts (5)  Contracts (6)     Total
----                 -------------   -------------   -------------   --------   -------------  -------------  ----------
Commodity Strategy#.          --              --         695,601       13,129       (5,402)            --        703,328
Global Trends#......      (7,377)         91,539         421,853           --           --         42,815        548,830
Income Explorer.....          --              --              --           --           --          1,953          1,953

--------
*  Includes amounts relating to purchased and written options as follows:

                                                  Change in Unrealized
                      Realized Gain (Loss) on  Appreciation (Depreciation) on
                     Derivatives Recognized in Derivatives Recognized in
                      Statement of Operations   Statement of Operations
                     ------------------------- ------------------------------
                        Commodity Contracts       Commodity Contracts
                     ------------------------- ------------------------------
                        Options      Options      Options        Options
                     Purchased (7) Written (8) Purchased (9)   Written (10)
                     ------------- ----------- -------------   ------------
Commodity Strategy#.   $(65,229)     $14,031      $2,959         $10,170

--------
Statement of Operations Location:

(1)Net realized gain (loss) on futures contracts
(2)Net realized gain (loss) on swap contracts
(3)Net realized gain (loss) on forward contracts
(4)Change in unrealized appreciation (depreciation) on futures contracts
(5)Change in unrealized appreciation (depreciation) on swap contracts
(6)Change in unrealized appreciation (depreciation) on forward contracts
(7)Net realized gain (loss) on investments
(8)Net realized gain (loss) on written options contracts
(9)Change in unrealized appreciation (depreciation) on investments
(10)Change in unrealized appreciation (depreciation) on written options contracts
#  Consolidated (see Note 2)

   The following table represents the average monthly balances of derivatives held during the period ended October 31, 2017.

                                                Average Amount Outstanding During the Period
                     --------------------------------------------------------------------------------------------------
                                    Foreign    Purchased Call Purchased Put                   Written Call Written Put
                       Futures      Exchange      Options        Options      Total Return       Option       Option
Fund                 Contracts(2) Contracts(2)  Contracts(1)  Contracts(1)  Swap Contracts(1) Contracts(1) Contracts(1)
----                 ------------ ------------ -------------- ------------- ----------------- ------------ ------------
Commodity Strategy#. $34,148,170  $        --     $26,125        $3,952        $15,055,931       $5,766      $22,790
Global Trends#......  28,644,303   14,955,204          --            --                 --           --           --
Income Explorer.....          --      357,009          --            --                 --           --           --

--------
(1)Amounts represent values in US dollars.
(2)Amounts represent notional amounts in US dollars.
#  Consolidated (see Note 2)

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   The following tables set forth the Funds' derivative assets and liabilities by counterparty, net of amount available for offset under Master Agreements and net of related collateral pledged/(received) as of October 31, 2017. The repurchase agreements held by the Funds as of October 31, 2017 are subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments and Notes to the Financial Statements for more information about the Funds' holdings in repurchase agreements.

                                                                AIG Commodity Strategy Fund#
                       -----------------------------------------------------------------------------------------------------
                               Derivative Assets(1)               Derivative Liabilities(1)
                       ------------------------------------- -----------------------------------
                        Forward                               Forward                                 Net
                        Foreign                               Foreign                             Derivative    Collateral
                       Currency             Options          Currency            Options            Assets       Pledged/
Counterparty           Contracts OTC Swaps Purchased  Total  Contracts OTC Swaps Written  Total  (Liabilities) (Received)(2)
------------           --------- --------- --------- ------- --------- --------- ------- ------- ------------- -------------
Goldman Sachs
 International........ $     --    $ --      $  0    $     0  $    --   $5,981     $--   $ 5,981   $ (5,981)        $--
JPMorgan..............       --     579        --        579       --       --      --        --        579          --
                       --------    ----      ----    -------  -------   ------     ---   -------   --------         ---
Total................. $     --    $579      $  0    $   579  $    --   $5,981     $--   $ 5,981   $ (5,402)        $--
                       ========= ========= ========= ======= ========= ========= ======= ======= ============= =============

                                                                   AIG Global Trends Fund#
                       -----------------------------------------------------------------------------------------------------
                               Derivative Assets(1)               Derivative Liabilities(1)
                       ------------------------------------- -----------------------------------
                        Forward                               Forward                                 Net
                        Foreign                               Foreign                             Derivative    Collateral
                       Currency             Options          Currency            Options            Assets       Pledged/
Counterparty           Contracts OTC Swaps Purchased  Total  Contracts OTC Swaps Written  Total  (Liabilities) (Received)(2)
------------           --------- --------- --------- ------- --------- --------- ------- ------- ------------- -------------
Bank of America, N.A.. $54,357     $ --      $--     $54,357  $    --   $   --     $--   $    --   $ 54,357         $--
Goldman Sachs
 International........ 20,289        --      --       20,289   68,383       --      --    68,383    (48,094)         --
                       -----------------------------------------------------------------------------------------------------
Total................. $74,646     $ --      $ --    $74,646  $68,383   $   --     $--   $68,383   $  6,263         $--
                       =====================================================================================================

                                                                  AIG Income Explorer Fund
                       -----------------------------------------------------------------------------------------------------
                               Derivative Assets(1)               Derivative Liabilities(1)
                       ------------------------------------- -----------------------------------
                        Forward                               Forward                                 Net
                        Foreign                               Foreign                             Derivative    Collateral
                       Currency             Options          Currency            Options            Assets       Pledged/
Counterparty           Contracts OTC Swaps Purchased  Total  Contracts OTC Swaps Written  Total  (Liabilities) (Received)(2)
------------           --------- --------- --------- ------- --------- --------- ------- ------- ------------- -------------
Brown Brothers
 Harriman & Co........ $  4,162    $ --      $ --    $ 4,162  $ 2,209   $   --     $--   $ 2,209   $  1,953         $--
                       =====================================================================================================

                       ---------




                          Net
Counterparty           Amount(3)
------------           ---------
Goldman Sachs
 International........ $ (5,981)
JPMorgan..............      579
                       --------
Total................. $ (5,402)
                       =========


                       ---------




                          Net
Counterparty           Amount(3)
------------           ---------
Bank of America, N.A.. $ 54,357
Goldman Sachs
 International........  (48,094)
                       ---------
Total................. $  6,263
                       =========


                       ---------




                          Net
Counterparty           Amount(3)
------------           ---------
Brown Brothers
 Harriman & Co........ $  1,953
                       =========

--------
(1)Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-- off rights under the agreement.
#  Consolidated (see Note 2)

   Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   As of October 31, 2017, the following Funds held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                               Percentage Principal
Fund                           Ownership   Amount
----                           ---------- ----------
Commodity Strategy............    7.63%   $2,440,000
Commodity Strategy Subsidiary.    1.42       455,000
Global Trends.................    8.61     2,755,000
Global Trends Subsidiary......    2.22       710,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Bank of America Securities LLC, dated October 31, 2017, bearing interest at a rate of 1.04% per annum, with a principal amount of $32,000,000, a repurchase price of $32,000,924, and a maturity date of November 1, 2017. The repurchase agreement is collateralized by the following:

                     Interest  Maturity   Principal
Type of Collateral     Rate      Date      Amount       Value
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   2.25%  01/31/2024 $32,490,700 $32,856,938

   As of October 31, 2017, the following Funds held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc:

                               Percentage Principal
Fund                           Ownership   Amount
----                           ---------- ----------
Commodity Strategy............    7.62%   $3,810,000
Commodity Strategy Subsidiary.    1.43       715,000
Global Trends.................    8.62     4,310,000
Global Trends Subsidiary......    2.22     1,110,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Barclays Capital, Inc., dated October 31, 2017, bearing interest at a rate of 1.04% per annum, with a principal amount of $50,000,000, a repurchase price of $50,001,444, and a maturity date of November 1, 2017. The repurchase agreement is collateralized by the following:

                     Interest  Maturity   Principal
Type of Collateral     Rate      Date      Amount       Value
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   2.00%  11/30/2022 $50,621,000 $50,993,601

   As of October 31, 2017, the following Funds held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

                               Percentage Principal
Fund                           Ownership   Amount
----                           ---------- ----------
Commodity Strategy............    7.62%   $6,480,000
Commodity Strategy Subsidiary.    1.43     1,215,000
Global Trends.................    8.62     7,325,000
Global Trends Subsidiary......    2.22     1,890,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   BNP Paribas SA, dated October 31, 2017, bearing interest at a rate of 1.03% per annum, with a principal amount of $85,000,000, a repurchase price of $85,002,432, and a maturity date of November 1, 2017. The repurchase agreement is collateralized by the following:

                     Interest  Maturity   Principal
Type of Collateral     Rate      Date      Amount       Value
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   2.13%  05/15/2025 $86,843,300 $86,871,090

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   As of October 31, 2017, the following Funds held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

                               Percentage Principal
Fund                           Ownership   Amount
----                           ---------- ----------
Commodity Strategy............    7.63%   $3,780,000
Commodity Strategy Subsidiary.    1.43       710,000
Global Trends.................    8.61     4,270,000
Global Trends Subsidiary......    2.22     1,100,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Deutsche Bank AG, dated October 31, 2017, bearing interest at a rate of 1.04% per annum, with a principal amount of $49,570,000, a repurchase price of $49,571,432, and a maturity date of November 1, 2017. The repurchase agreement is collateralized by the following:

                     Interest  Maturity   Principal
Type of Collateral     Rate      Date      Amount       Value
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   3.63%  02/15/2020 $48,054,000 $50,583,563

   As of October 31, 2017, the following Funds held an undivided interest in the joint repurchase agreement with RBS Securities, Inc.:

                               Percentage Principal
Fund                           Ownership   Amount
----                           ---------- ----------
Commodity Strategy............    7.64%   $8,555,000
Commodity Strategy Subsidiary.    1.45     1,620,000
Global Trends.................    8.63     9,665,000
Global Trends Subsidiary......    2.23     2,500,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   RBS Securities, Inc., dated October 31, 2017, bearing interest at a rate of 1.02% per annum, with a principal amount of $112,000,000, a repurchase price of $112,003,173, and a maturity date of November 1, 2017. The repurchase agreement is collateralized by the following:

                     Interest  Maturity   Principal
Type of Collateral     Rate      Date      Amount        Value
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   2.00%  11/15/2026 $116,470,000 $114,229,417

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

   Interest income is accrued daily from settlement date except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Securities purchased or sold on a when-issued or forward commitment basis are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

   Distributions received from Real Estate Investment Trusts ("REIT") investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

   at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

   Expenses common to all Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Dividends from net investment income, if any, are normally paid monthly for the Income Explorer Fund. All other Funds pay annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and the net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014 -2016 or expected to be taken in each Funds' 2017 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2014.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   Organization and Offering Costs: Organization costs incurred in connection with the commencement of the AIG ESG Dividend Fund are expensed, while offering costs are reflected as "Deferred offering costs" in the Statement of Assets and Liabilities of the Fund, and amortized over a 12-month period.

   New Accounting Pronouncement: In October 2016, the SEC adopted amendments to rules under the 1940 Act ("final rules") intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X was August 1, 2017. All required changes have been made in accordance with Regulation S-X.

Note 4. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of each Fund, has entered into Investment Advisory and Management Agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate based on average daily net assets, which is computed daily and payable monthly, as follows:

Fund                      Percentage
----                      ----------
Commodity Strategy.......    1.00%
ESG Dividend.............    0.75
Focused Alpha Large-Cap..    1.00
Focused Multi-Cap Growth.    1.00
Global Trends............    1.10
Income Explorer..........    1.00
Small-Cap................    1.00

   The Commodity Strategy Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Commodity Strategy Subsidiary. In consideration of these services, the Commodity Strategy Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Commodity Strategy Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Commodity Strategy Fund in an amount equal to the management fee paid by the Commodity Strategy Subsidiary to SunAmerica (the "Commodity Strategy Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Commodity Strategy Subsidiary is in place. For the year ended October 31, 2017, the amount of advisory fees waived was $77,652.

   The Global Trends Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Global Trends Subsidiary. In consideration of these services, the Global Trends Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Global Trends Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Global Trends Fund in an amount equal to the management fee paid by the Global Trends Subsidiary to SunAmerica (the "Global Trends Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Global Trends Subsidiary is in place. For the year ended October 31, 2017, the amount of advisory fees waived was $82,817.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company LLP ("Wellington") (the "Commodity Strategy Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.40% of the average daily net assets of the Fund. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

   Commodity Strategy Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.40% of average daily net assets of the Commodity Strategy Subsidiary. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Commodity Strategy Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Commodity Strategy Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as the contract with the Commodity Strategy Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco and the Subadvisory Agreement between SunAmerica and Blackrock Investment Management, LLC ("Blackrock"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Large-Cap Fund to Marisco and Blackrock. SunAmerica pays Marisco and Blackrock a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the year ended October 31, 2017, SunAmerica paid Marisco and Blackrock at an aggregate annual rate of 0.40% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap growth portion of the Fund and Blackrock is responsible for managing the large-cap value portion of the Fund. Each Subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco Capital Management, LLC ("Marisco"), and the Subadvisory Agreement between SunAmerica and BAMCO, Inc. ("BAMCO"), SunAmerica has delegated portfolio management responsibilities of the Focused Multi-Cap Growth Fund to Marisco and BAMCO. SunAmerica pays Marisco and BAMCO a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the year ended October 31, 2017, SunAmerica paid Marisco and BAMCO at an aggregate annual rate of 0.46% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap portion of the Fund and BAMCO is responsible for managing the small- and mid-cap portion of the Fund. Each subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington (the "Global Trends Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Global Trends Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Global Trends Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of average daily net assets of the Global Trends Subsidiary on the first $1 billion and 0.40% thereafter. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Global Trends Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Global Trends Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as Wellington's contract with the Global Trends Subsidiary is in place.

   Pursuant to the subadvisory agreement between SunAmerica and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), SunAmerica has delegated a portion of portfolio management responsibilities of the Income Explorer Fund to Cohen & Steers. For its services under the Subadvisory Agreement, Cohen & Steers will receive a subadvisory fee at an annual rate of 0.40% of the average daily net assets on the first $200 million, 0.35% on the next $200 million and 0.30% thereafter of the portion of the Fund that it manages. Cohen and Steers is paid by SunAmerica and not by the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Cadence Capital Management, LLC ("Cadence"), SunAmerica has delegated a portion of portfolio management responsibilities of the Small-Cap Fund to Cadence. Cadence is responsible for managing the micro-cap growth portion of the Fund. For its services under the Subadvisory Agreement, Cadence will receive a subadvisory fee at an annual rate of 0.50% of the average daily net assets of the portion of the Fund that it manages. Cadence is paid by SunAmerica and not by the Fund.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses brokerage

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

   commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund's business. The contractual expense fee waivers and expense reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees.

Fund                                                         Percentage
----                                                         ----------
Commodity Strategy Class A#.................................    1.72%
Commodity Strategy Class C#.................................    2.37
Commodity Strategy Class W#.................................    1.52
ESG Dividend Class A........................................    1.25
ESG Dividend Class C........................................    1.90
ESG Dividend Class W........................................    1.05
Focused Alpha Large-Cap Class A.............................    1.72
Focused Alpha Large-Cap Class C.............................    2.37
Focused Alpha Large-Cap Class W.............................    1.52
Focused Multi-Cap Growth Class A............................    1.72
Focused Multi-Cap Growth Class C............................    2.37
Focused Multi-Cap Growth Class W............................    1.52
Global Trends Class A#......................................    1.85
Global Trends Class C#......................................    2.50
Global Trends Class W#......................................    1.65
Income Explorer Class A.....................................    1.72
Income Explorer Class C.....................................    2.37
Income Explorer Class W.....................................    1.52
Small-Cap Class A...........................................    1.72
Small-Cap Class C...........................................    2.37
Small-Cap Class W...........................................    1.52

--------
#  Consolidated (see Note 2)

   Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Subsidiary management fee waivers, are subject to recoupment from the Funds within two years after the occurrence of any such waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the year ended October 31, 2017, pursuant to the contractual expense limitations referred above, SunAmerica has waived or reimbursed expenses as follows:

                             Other
                            Expenses
Fund                       Reimbursed
----                       ----------
Commodity Strategy#.......  $162,994
ESG Dividend..............   189,689
Focused Alpha Large-Cap...        --
Focused Multi-Cap Growth..        --
Global Trends#............    88,819
Income Explorer...........    32,449
Small-Cap.................    13,643

                                     Class
                                    Specific
                                    Expenses
Fund                               Reimbursed
----                               ----------
Commodity Strategy Class A#.......  $106,001
Commodity Strategy Class C#.......    19,833
Commodity Strategy Class W#.......    16,039
ESG Dividend Class A..............    32,879
ESG Dividend Class C..............     2,285

--------
#  Consolidated (see Note 2)

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

                             Class
                            Specific
                            Expenses
Fund                       Reimbursed
----                       ----------
ESG Dividend Class W......  $  3,986
Focused Alpha Large-Cap
 Class A..................        --
Focused Alpha Large-Cap
 Class C..................        --
Focused Alpha Large-Cap
 Class W..................     2,075
Focused Multi-Cap Growth
 Class A..................        --
Focused Multi-Cap Growth
 Class C..................        --
Focused Multi-Cap Growth
 Class W..................        --
Global Trends Class A#....    86,609
Global Trends Class C#....    19,209
Global Trends Class W#....    12,648
Income Explorer Class A...    79,698
Income Explorer Class C...    19,631
Income Explorer Class W...    13,942
Small-Cap Class A.........   121,298
Small-Cap Class C.........    12,792
Small-Cap Class W.........    18,118

   For the year ended October 31, 2017, the amounts recouped by SunAmerica are as follows:

                             Other
                            Expenses
Fund                        Recouped
----                        --------
Commodity Strategy#........   $--
ESG Dividend...............    --
Focused Alpha Large-Cap....    --
Focused Multi-Cap Growth...    --
Global Trends#.............    --
Income Explorer............    --
Small-Cap..................    --

                                     Class Specific
                                        Expenses
Fund                                    Recouped
----                                 --------------
Commodity Strategy Class A#.........      $ --
Commodity Strategy Class C#.........        --
Commodity Strategy Class W#.........        --
ESG Dividend Class A................       263
ESG Dividend Class C................        --
ESG Dividend Class W................        --
Focused Alpha Large-Cap Class A.....        --
Focused Alpha Large-Cap Class C.....        --
Focused Alpha Large-Cap Class W.....       475
Focused Multi-Cap Growth Class A....        --
Focused Multi-Cap Growth Class C....        --
Focused Multi-Cap Growth Class W....        --
Global Trends Class A#..............        --
Global Trends Class C#..............        --
Global Trends Class W#..............        --
Income Explorer Class A.............        --
Income Explorer Class C.............        --
Income Explorer Class W.............        --
Small-Cap Class A...................        --
Small-Cap Class C...................        --
Small-Cap Class W...................        --

--------
#  Consolidated (see Note 2)

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   At October 31, 2017, expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time periods indicated are as follows:

                           Other expenses Reimbursed
                           -------------------------
                           October 31,  October 31,
Fund                          2018         2019
----                       -----------  -----------
Commodity Strategy#.......  $149,957     $162,994
ESG Dividend..............        --      189,689
Focused Alpha Large-Cap...        --           --
Focused Multi-Cap Growth..        --           --
Global Trends#............    22,366       88,819
Income Explorer...........    56,703       32,449
Small-Cap.................    12,417       13,643

                                   Class Specific Expenses Reimbursed
                                   ----------------------------------
                                   October 31,       October 31,
Fund                                  2018              2019
----                               -----------       -----------
Commodity Strategy Class A#.......  $102,005          $106,001
Commodity Strategy Class C#.......    24,496            19,833
Commodity Strategy Class W#.......    19,379            16,039
ESG Dividend Class A..............        --            32,616
ESG Dividend Class C..............        --             2,285
ESG Dividend Class W..............        --             3,986
Focused Alpha Large-Cap Class A...        --                --
Focused Alpha Large-Cap Class C...        --                --
Focused Alpha Large-Cap Class W...    12,013             2,075
Focused Multi-Cap Growth Class A..        --                --
Focused Multi-Cap Growth Class C..        --                --
Focused Multi-Cap Growth Class W..        --                --
Global Trends Class A#............    91,951            86,609
Global Trends Class C#............    30,337            19,209
Global Trends Class W#............    18,580            12,648
Income Explorer Class A...........    69,616            79,698
Income Explorer Class C...........    21,422            19,631
Income Explorer Class W...........    14,961            13,942
Small-Cap Class A.................   108,535           121,298
Small-Cap Class C.................    15,918            12,792
Small-Cap Class W.................    14,648            18,118

--------
#  Consolidated (see Note 2)

   The Trust, on behalf of each Fund, has a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. For the year ended October 31, 2017, ACS waived fees in the amount of $4,988 and $1,907 for the Class A shares of ESG Dividend Fund and Small-Cap Fund, respectively. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

   shares for payments to broker-dealers for providing account maintenance activities. For the year ended October 31, 2017, ACS received fees based upon the aforementioned rates (see Statement of Operations).

   The Trust, on behalf of each fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2017, ACS earned fees based upon the aforementioned rates (see Statement of Operations).

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and nonaffiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. ACS has advised the Funds that for the year ended October 31, 2017, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                Class A                           Class C
                          ---------------------------------------------------- -------------
                                                                  Contingent    Contingent
                           Sales     Affiliated   Non-affiliated   Deferred      Deferred
Fund                      Charges  Broker-dealers Broker-dealers Sales Charges Sales Charges
----                      -------- -------------- -------------- ------------- -------------
Commodity Strategy....... $  9,652    $  1,953       $  6,352       $    --       $   59
ESG Dividend.............    6,888       1,518          4,306            --           --
Focused Alpha Large-Cap..  285,395      48,826        194,643           289        2,193
Focused Multi-Cap Growth.  571,991     138,731        346,675        11,278        3,128
Global Trends............    8,634       1,544          5,728            --          223
Income Explorer..........   90,530       8,582         66,812            --          666
Small-Cap................   44,902       9,611         28,743            --           54

   The Trust has entered into a Service Agreement with AIG Fund Services, Inc. ("AFS"), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to AFS for services rendered based upon an annual rate of 0.22% of daily net assets. For the year ended October 31, 2017, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate AFS pursuant to the terms of the Service Agreement.

                                              Payable at
Fund                              Expenses October 31, 2017
----                              -------- ----------------
Commodity Strategy Class A....... $ 75,577     $ 6,476
Commodity Strategy Class C.......    6,739         512
Commodity Strategy Class W.......    3,874         306
ESG Dividend Class A.............   35,684       4,705
ESG Dividend Class C.............      662          69
ESG Dividend Class W.............      658          66
Focused Alpha Large-Cap Class A..  997,939      93,835
Focused Alpha Large-Cap Class C..  246,558      21,896
Focused Alpha Large-Cap Class W..   26,870       3,384
Focused Multi-Cap Growth Class A.  865,962      83,035
Focused Multi-Cap Growth Class C.  184,578      16,653
Focused Multi-Cap Growth Class W.   71,191       8,293
Global Trends Class A............   69,445       5,929
Global Trends Class C............    8,868         688
Global Trends Class W............    2,461         188
Income Explorer Class A..........   57,980       5,889
Income Explorer Class C..........    9,317         988
Income Explorer Class W..........    4,863       1,477
Small-Cap Class A................  102,813       9,073
Small-Cap Class C................    2,995         352
Small-Cap Class W................    8,342       1,322

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


   At October 31, 2017, SunAmerica Series, Inc. AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund ("Strategy Funds"), an affiliate of the Adviser owned 5% or more of the outstanding shares of the following Funds:

                                     Holder
                         ------------------------------
                           AIG Active    AIG Multi-Asset
Fund                     Allocation Fund Allocation Fund
----                     --------------- ---------------
Commodity Strategy......       6.72%          65.95%
ESG Dividend............      20.34           74.52
Global Trends...........      28.36           36.05
Income Explorer.........       6.86           29.57
Small-Cap...............      15.27           49.80

   The Strategy Portfolios do not invest in the underlying funds for the purpose of exercising management or control; however, investments by these Portfolios within the set limits across their asset allocations may represent a significant portion of net assets of the underlying funds.

   On July 19, 2017, the Income Explorer Fund purchased 6,314 shares of Doosan Bobcat, a non-high dividend yielding equity security, causing the Fund to be underweighted in high dividend yielding equity securities. On August 3, 2017, 6,314 shares of Doosan Bobcat were sold and 31,934 shares of Distribuidora Internacional de Alimentacion SA, a high dividend yielding equity security, were purchased, resulting in a gain of $11,304 to the Fund.

Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2017 were as follows:

                                  Purchases         Sales
                                of portfolio    of portfolio
                                 securities      securities    Purchases    Sales
                               (excluding U.S. (excluding U.S.  of U.S.    of U.S.
                                 government      government    government government
Fund                             securities      securities    securities securities
----                           --------------- --------------- ---------- ----------
Commodity Strategy............  $     33,305    $    157,183   $2,300,170 $2,550,000
ESG Dividend..................    27,883,124       3,454,060           --         --
Focused Alpha Large-Cap.......   386,591,216     430,350,527           --         --
Focused Multi-Cap Growth......   323,274,733     358,358,653           --         --
Income Explorer...............    32,162,601      15,483,170           --         --
Small-Cap.....................    34,449,519      33,558,351           --         --

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from a wholly-owned foreign subsidiary, amortization of organizational costs, late year ordinary loss deferral, partnership investments, investments in passive foreign investment companies, wash sales and derivative transactions.

                                    Distributable Earnings              Tax Distributions
                          -----------------------------------------  ------------------------
                                          For the year ended October 31, 2017
                          -------------------------------------------------------------------
                                        Long-term      Unrealized
                           Ordinary   Gains/Capital   Appreciation    Ordinary    Long-Term
Fund                        Income    Loss Carryover (Depreciation)*   Income   Capital Gains
----                      ----------- -------------- --------------- ---------- -------------
Commodity Strategy#...... $    67,022  $(83,767,852)  $ (7,510,922)  $       --  $       --
ESG Dividend.............     483,800            --        994,542           --          --
Focused Alpha Large-Cap..  13,732,012    40,936,982    170,014,958           --          --
Focused Multi-Cap Growth.          --    49,277,342    222,775,900           --   7,760,491
Global Trends#...........   1,891,091     1,038,271    (16,659,627)          --          --
Income Explorer..........     205,882        21,333      1,038,045    1,216,609          --
Small-Cap................   1,864,286     3,928,373     10,133,372           --   1,432,026

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.
#  Consolidated (see Note 2)

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


                             Tax Distributions
                             For the year ended
                              October 31, 2016
                          ------------------------
                           Ordinary    Long-Term
Fund                        Income   Capital Gains
----                      ---------- -------------
Commodity Strategy#...... $       --  $        --
ESG Dividend.............         --           --
Focused Alpha Large-Cap..         76   61,020,402
Focused Multi-Cap Growth.         --   70,160,278
Global Trends#...........    900,316      744,486
Income Explorer..........  1,185,360           --
Small-Cap................  1,750,124    2,210,846

--------
#  Consolidated (see Note 2)

   As of October 31, 2017, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

                                Unlimited+
                          -----------------------
Fund                          ST          LT
----                      ----------- -----------
Commodity Strategy#...... $51,868,140 $31,899,712
ESG Dividend.............          --          --
Focused Alpha Large-Cap..          --          --
Focused Multi-cap Growth.          --          --
Global Trends#...........          --          --
Income Explorer..........          --          --
Small-Cap................          --          --

   The Funds indicated below utilized capital loss carryforwards which offset net realized taxable gains in the period ended October 31, 2017.

                          Capital Loss
                          Carryforward
                          ------------
Fund                        Utilized
----                      ------------
Commodity Strategy.......  $       --
ESG Dividend.............          --
Focused Alpha Large-Cap..          --
Focused Multi-Cap Growth.          --
Global Trends............     520,791
Income Explorer..........   1,336,201
Small-Cap................          --

   Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2017 the Funds elected to defer late year ordinary losses as follows:

                          Deferred Late Year
Fund                        Ordinary Loss
----                      ------------------
Commodity Strategy#......     $       --
ESG Dividend.............             --
Focused Alpha Large-Cap..             --
Focused Multi-Cap Growth.      3,625,080
Global Trends#...........             --
Income Explorer..........             --
Small-Cap................             --

--------
#  Consolidated (see Note 2)

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

   For the period ended October 31, 2017, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, net investment losses, expiration of capital loss carryovers, treatment of foreign currency, and nondeductible expenses to the components of net assets as follows:

                           Accumulated      Accumulated
                          Undistributed  Undistributed Net
                          Net Investment   Realized Gain
Fund                      Income (Loss)       (Loss)       Capital Paid-in
----                      -------------- ----------------- ---------------
Commodity Strategy.......   $  145,354      $   (92,916)     $   (52,438)
ESG Dividend.............       16,980               --          (16,980)
Focused Alpha Large-Cap..    5,069,744       (5,069,744)              --
Focused Multi-Cap Growth.    6,939,200       (2,600,182)      (4,339,018)
Global Trends............      861,356         (165,657)        (695,699)
Income Explorer..........       58,142          (36,655)         (21,487)
Small-Cap................      613,569         (619,489)           5,920

   At October 31, 2017, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements and derivatives, were as follows:

                           Aggregate    Aggregate         Net
                           Unrealized   Unrealized    Unrealized     Cost of
Fund                          Gain         Loss       Gain/(Loss)  Investments
----                      ------------ ------------  ------------  ------------
Commodity Strategy#...... $  6,399,761 $(13,997,388) $ (7,597,627) $ 47,111,014
ESG Dividend.............    2,057,967   (1,063,425)      994,542    24,572,410
Focused Alpha Large-Cap..  170,735,579     (720,621)  170,014,958   486,670,245
Focused Multi-Cap Growth.  223,737,530     (961,630)  222,775,900   391,847,533
Global Trends#...........       99,218  (17,012,986)  (16,913,768)   52,772,487
Income Explorer..........    1,042,878       (4,934)    1,037,944    43,290,722
Small-Cap................   13,444,427   (3,311,055)   10,133,372    49,312,008

--------
#  Consolidated (see Note 2)

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                           Commodity Strategy Fund#
                          ------------------------------------------------------------------------------------------
                                 Class A                 Class A                Class C               Class C
                          ---------------------  -----------------------  -------------------  ---------------------
                                 For the                 For the                For the               For the
                                year ended              year ended             year ended            year ended
                             October 31, 2017        October 31, 2016       October 31, 2017      October 31, 2016
                          ---------------------  -----------------------  -------------------  ---------------------
                           Shares      Amount      Shares       Amount     Shares     Amount    Shares      Amount
                          --------  -----------  ----------  -----------  --------  ---------  --------  -----------
Shares sold..............  798,053  $ 5,527,159   1,263,406  $ 8,608,279    21,234  $ 146,454    34,645  $   234,345
Reinvested shares........       --           --          --           --        --         --        --           --
Shares redeemed.......... (864,608)  (6,104,961) (1,082,731)  (7,486,184) (127,255)  (865,569) (258,933)  (1,694,699)
                          --------  -----------  ----------  -----------  --------  ---------  --------  -----------
Net increase (decrease)..  (66,555) $  (577,802)    180,675  $ 1,122,095  (106,021) $(719,115) (224,288) $(1,460,354)
                          ========  ===========  ==========  ===========  ========  =========  ========  ===========

                                     Commodity Strategy Fund#
                          ----------------------------------------------
                                 Class W                 Class W
                          ---------------------  -----------------------
                                 For the                 For the
                                year ended              year ended
                             October 31, 2017        October 31, 2016
                          ---------------------  -----------------------
                           Shares      Amount      Shares       Amount
                          --------  -----------  ----------  -----------
Shares sold..............   58,362  $   421,222      23,153  $   163,640
Reinvested shares........       --           --          --           --
Shares redeemed.......... (103,302)    (740,341)   (148,641)  (1,008,205)
                          --------  -----------  ----------  -----------
Net increase (decrease)..  (44,940) $  (319,119)   (125,488) $  (844,565)
                          ========  ===========  ==========  ===========

--------
#  Consolidated (see Note 2)

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


                                                       ESG Dividend Fund
                          --------------------------------------------------------------------------
                                   Class A                   Class C                  Class W
                          ------------------------  ------------------------  ----------------------
                               For the period            For the period           For the period
                             December 16, 2016*        December 16, 2016*       December 16, 2016*
                          through October 31, 2017  through October 31, 2017  through October 31, 2017
                          ------------------------  ------------------------  ----------------------
                            Shares       Amount       Shares       Amount      Shares       Amount
                          ----------  ------------  ----------  ------------  --------   ------------
Shares sold..............  1,749,813  $ 26,182,337      23,220  $    348,420    22,200   $    333,000
Reinvested shares........         --            --          --            --        --             --
Shares redeemed..........   (174,493)   (2,695,435)         --            --        --             --
                          ----------  ------------  ----------  ------------  --------   ------------
Net increase (decrease)..  1,575,320  $ 23,486,902      23,220  $    348,420    22,200   $    333,000
                          ==========  ============  ==========  ============  ========   ============

                                                              Focused Alpha Large-Cap Fund
                          ----------------------------------------------------------------------------------------------------
                                   Class A                   Class A                  Class C                   Class C
                          ------------------------  ------------------------  ----------------------   ------------------------
                                   For the                   For the                  For the                   For the
                                 year ended                year ended               year ended                year ended
                              October 31, 2017          October 31, 2016         October 31, 2017          October 31, 2016
                          ------------------------  ------------------------  ----------------------   ------------------------
                            Shares       Amount       Shares       Amount      Shares       Amount       Shares       Amount
                          ----------  ------------  ----------  ------------  --------   ------------  ----------  ------------
Shares sold..............    680,493  $ 19,302,610     486,699  $ 11,404,218   126,659   $  3,346,850     506,858  $ 11,619,901
Reinvested shares........         --            --   1,903,274    45,031,465        --             --     489,357    11,245,418
Shares redeemed.......... (2,263,757)  (62,692,386) (3,614,768)  (85,487,107) (914,267)   (24,137,139) (1,124,710)  (25,357,353)
                          ----------  ------------  ----------  ------------  --------   ------------  ----------  ------------
Net increase (decrease).. (1,583,264) $(43,389,776) (1,224,795) $(29,051,424) (787,608)  $(20,790,289)   (128,495) $ (2,492,034)
                          ==========  ============  ==========  ============  ========   ============  ==========  ============

                                Focused Alpha Large-Cap Fund
                     --------------------------------------------------
                              Class W                   Class W
                     ------------------------  ------------------------
                              For the                   For the
                            year ended                year ended
                         October 31, 2017          October 31, 2016
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
Shares sold.........    518,493  $ 15,170,238     159,265  $  3,833,852
Reinvested shares...         --            --      29,899       713,684
Shares redeemed.....   (392,738)  (11,779,029)   (455,051)  (11,130,158)
                     ----------  ------------  ----------  ------------
Net increase
 (decrease).........    125,755  $  3,391,209    (265,887) $ (6,582,622)
                     ==========  ============  ==========  ============

                                                         Focused Multi-Cap Growth Fund
                     ----------------------------------------------------------------------------------------------------
                              Class A                   Class A                  Class C                     Class C
                     ------------------------  ------------------------  ----------------------     ------------------------
                              For the                   For the                  For the                     For the
                            year ended                year ended               year ended                  year ended
                         October 31, 2017          October 31, 2016         October 31, 2017            October 31, 2016
                     ------------------------  ------------------------  ----------------------     ------------------------
                       Shares       Amount       Shares       Amount      Shares         Amount       Shares        Amount
                     ----------  ------------  ----------  ------------  ---------    ------------  ----------   ------------
Shares sold.........  1,149,529  $ 31,579,237   1,232,427  $ 29,290,493   285,454     $  7,249,635     516,440   $ 11,840,485
Reinvested shares...    235,190     5,564,598   2,086,686    49,266,736    53,273        1,213,029     475,574     10,885,887
Shares redeemed..... (2,502,152)  (65,479,951) (4,195,361)  (99,022,490) (928,163)     (23,644,057) (1,219,293)   (27,678,703)
                     ----------  ------------  ----------  ------------  --------     ------------  ----------   ------------
Net increase
 (decrease)......... (1,117,433) $(28,336,116)   (876,248) $(20,465,261) (589,436)    $(15,181,393)   (227,279)  $ (4,952,331)
                     ==========  ============  ==========  ============  ========     ============  ==========   ============

--------
*  Commencement of operations

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

                              Focused Multi-Cap Growth Fund
                    ------------------------------------------------
                            Class W                  Class W
                    ----------------------  ------------------------
                            For the                  For the
                          year ended               year ended
                       October 31, 2017         October 31, 2016
                    ----------------------  ------------------------
                     Shares      Amount       Shares       Amount
                    --------  ------------  ----------  ------------
Shares sold........  761,790  $ 21,457,555     525,775  $ 12,630,675
Reinvested shares..   13,418       320,814     152,156     3,624,366
Shares redeemed.... (608,199)  (15,915,170) (1,526,634)  (37,937,805)
                    --------  ------------  ----------  ------------
Net increase
 (decrease)........  167,009  $  5,863,199    (848,703) $(21,682,764)
                    ========  ============  ==========  ============

                                                          Global Trends Fund#
                    ----------------------------------------------------------------------------------------------
                            Class A                  Class A                 Class C                   Class C
                    ----------------------  ------------------------  ---------------------     ---------------------
                            For the                  For the                 For the                   For the
                          year ended               year ended               year ended                year ended
                       October 31, 2017         October 31, 2016         October 31, 2017          October 31, 2016
                    ----------------------  ------------------------  ---------------------     ---------------------
                     Shares      Amount       Shares       Amount      Shares        Amount      Shares        Amount
                    --------  ------------  ----------  ------------  ---------    -----------  ---------    -----------
Shares sold........  125,820  $  1,680,909     770,048  $  9,942,473    10,249     $   134,558    15,127     $   188,968
Reinvested shares..       --            --      95,097     1,208,678        --              --    16,873         208,378
Shares redeemed.... (405,965)   (5,340,002)   (622,590)   (7,990,020) (110,159)     (1,392,078) (259,284)     (3,220,524)
                    --------  ------------  ----------  ------------  --------     -----------  --------     -----------
Net increase
 (decrease)........ (280,145) $ (3,659,093)    242,555  $  3,161,131   (99,910)    $(1,257,520) (227,284)    $(2,823,178)
                    ========  ============  ==========  ============  ========     ===========  ========     ===========

                               Global Trends Fund#
                    -----------------------------------------
                          Class W              Class W
                    ------------------  ---------------------
                          For the              For the
                        year ended            year ended
                     October 31, 2017      October 31, 2016
                    ------------------  ---------------------
                     Shares    Amount    Shares      Amount
                    -------  ---------  --------  -----------
Shares sold........   3,324  $  44,460    15,149  $   199,420
Reinvested shares..      --         --     4,075       52,287
Shares redeemed.... (45,118)  (594,394) (106,010)  (1,370,539)
                    -------  ---------  --------  -----------
Net increase
 (decrease)........ (41,794) $(549,934)  (86,786) $(1,118,832)
                    =======  =========  ========  ===========

                                                         Income Explorer Fund
                       ----------------------------------------------------------------------------------------
                               Class A                Class A                Class C               Class C
                       ----------------------  ---------------------  ---------------------  ------------------
                               For the                For the                For the               For the
                             year ended              year ended             year ended           year ended
                          October 31, 2017        October 31, 2016       October 31, 2017     October 31, 2016
                       ----------------------  ---------------------  ---------------------  ------------------
                         Shares      Amount     Shares      Amount     Shares      Amount     Shares    Amount
                       ---------  -----------  --------  -----------  --------  -----------  -------  ---------
Shares sold........... 1,003,506  $15,384,847   503,527  $ 7,054,246   177,564  $ 2,734,798   67,108  $ 945,878
Reinvested shares.....    64,190      980,769    74,157    1,027,579     8,247      125,782    7,725    107,087
Shares redeemed.......  (598,076)  (9,090,962) (488,980)  (6,940,453) (100,354)  (1,560,643) (70,253)  (954,105)
                       ---------  -----------  --------  -----------  --------  -----------  -------  ---------
Net
 increase (decrease)..   469,620  $ 7,274,654    88,704  $ 1,141,372    85,457  $ 1,299,937    4,580  $  98,860
                       =========  ===========  ========  ===========  ========  ===========  =======  =========

--------
#  Consolidated (see Note 2)

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)

                                  Income Explorer Fund
                    ------------------------------------------------
                            Class W                  Class W
                    ----------------------  ------------------------
                            For the                  For the
                          year ended               year ended
                       October 31, 2017         October 31, 2016
                    ----------------------  ------------------------
                     Shares      Amount       Shares       Amount
                    --------  ------------  ----------  ------------
Shares sold........  486,896  $  7,654,707      31,020  $    439,514
Reinvested shares..    5,667        88,419       1,330        18,290
Shares redeemed....  (25,994)     (411,508)    (27,001)     (375,392)
                    --------  ------------  ----------  ------------
Net increase
 (decrease)........  466,569  $  7,331,618       5,349  $     82,412
                    ========  ============  ==========  ============

                                                           Small-Cap Fund
                    --------------------------------------------------------------------------------------------
                            Class A                  Class A               Class C               Class C
                    ----------------------  ------------------------  -----------------  -----------------------
                            For the                  For the               For the               For the
                          year ended               year ended             year ended            year ended
                       October 31, 2017         October 31, 2016       October 31, 2017      October 31, 2016
                    ----------------------  ------------------------  -----------------  -----------------------
                     Shares      Amount       Shares       Amount     Shares    Amount     Shares         Amount
                    --------  ------------  ----------  ------------  ------  ---------  ----------    -----------
Shares sold........  290,584  $  5,244,799     485,067  $  7,249,490  53,327  $ 950,781      21,542    $   314,461
Reinvested shares..   78,873     1,384,213     265,839     3,878,586   1,667     28,657       3,219         46,350
Shares redeemed.... (700,332)  (12,743,109) (1,191,408)  (18,372,908) (9,225)  (165,173)     (5,601)       (82,323)
                    --------  ------------  ----------  ------------  ------  ---------  ----------    -----------
Net increase
 (decrease)........ (330,875) $ (6,114,097)   (440,502) $ (7,244,832) 45,769  $ 814,265      19,160    $   278,488
                    ========  ============  ==========  ============  ======  =========  ==========    ===========

                                Small-Cap Fund
                    ---------------------------------------
                          Class W             Class W
                    -------------------  ------------------
                          For the             For the
                         year ended          year ended
                      October 31, 2017    October 31, 2016
                    -------------------  ------------------
                     Shares    Amount     Shares   Amount
                    -------  ----------  -------- ---------
Shares sold........ 413,473  $7,614,236    13,180 $ 216,560
Reinvested shares..     789      13,932     1,654    24,229
Shares redeemed.... (33,586)   (629,357)       --       233
                    -------  ----------  -------- ---------
Net increase
 (decrease)........ 380,676  $6,998,811    14,834 $ 241,022
                    =======  ==========  ======== =========

Note 8. Line of Credit

   The Trust, along with certain other funds managed by the Adviser and exclusive of the Commodity Strategy Fund and Global Trends Fund, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The Commodity Strategy Fund and Global Trends Fund have access to a $10 million committed secured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Trust's custodian. Interest is currently payable on the committed lines of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit and an upfront fee of $25,000 on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2017, the following Funds had borrowings:

                                               Average  Weighted
                             Days     Interest   Debt   Average
Fund                      Outstanding Charges  Utilized Interest
----                      ----------- -------- -------- --------
Focused Multi-Cap Growth.     135      $5,453  $721,868   2.07%
Focused Alpha Large-Cap..      11         291   417,533   2.21
Income Explorer..........       4          84   305,879   2.48
Small-Cap................      30         489   252,380   2.38

   At October 31, 2017, none of the Funds had outstanding borrowings.

        SunAmerica Specialty Series
        NOTES TO FINANCIAL STATEMENTS -- October 31, 2017 -- (continued)


Note 9. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of certain Funds have been reduced. For the year ended October 31, 2017, the amount of expense reductions received by each Fund used to offset non-affiliated expenses are reflected as Fees paid indirectly in the Statement of Operations.

Note 10. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the year ended October 31, 2017, none of the Funds participated in this program.

Note 11. Investment Concentration

   Each Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaults, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the Commodity Strategy Funds' concentration in such investments, these funds may be subject to risks associated with U.S. Government agencies or instrumentalities.

   The Commodity Strategy Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Note 12. Security Transactions with Affiliated Portfolios

   The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2017, no Funds engaged in security transactions with affiliated Funds.

        SunAmerica Specialty Series
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Specialty Series and Shareholders of the AIG Commodity Strategy Fund, AIG ESG Dividend Fund, AIG Focused Alpha Large-Cap Fund, AIG Focused Multi-Cap Growth Fund, AIG Global Trends Fund, AIG Income Explorer Fund and AIG Small-Cap Fund

In our opinion, the (i) accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the AIG Focused Alpha Large-Cap Fund (formerly SunAmerica Focused Alpha Large-Cap Fund) and AIG Focused Multi-Cap Growth Fund (formerly SunAmerica Focused Alpha Growth
Fund) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, (ii) accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIG ESG Dividend Fund as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period from December 16, 2016 (commencement of operations) through October 31, 2017, (iii) accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIG Income Explorer Fund (formerly SunAmerica Income Explorer Fund) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period ended October 31, 2017 and for the period from July 2, 2013 (commencement of operations) through October 31, 2013, (iv) accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIG Small-Cap Fund (formerly SunAmerica Small-Cap Fund) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended October 31, 2017 and for the period from February 6, 2014 (commencement of operations) through October 31, 2014, and (v) accompanying consolidated statements of assets and liabilities, including the consolidated portfolios of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the AIG Commodity Strategy Fund (formerly SunAmerica Commodity Strategy Fund) and AIG Global Trends Fund (formerly SunAmerica Global Trends Fund) and each of their subsidiaries as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (seven funds constituting SunAmerica Specialty Series, hereafter referred to as the "Trust") in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
December 28, 2017

        SunAmerica Specialty Series
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- October 31, 2017 -- (unaudited)

Approval of the Investment Advisory and Management Agreements and Subadvisory Agreements

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Specialty Series (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica"), Wellington Management Company LLP ("Wellington"), BAMCO, Inc. ("BAMCO"), Marsico Capital Management LLC ("Marsico"), BlackRock Investment Management LLC ("BlackRock"), Cohen and Steers Capital Management, Inc. ("Cohen and Steers"), Cadence Capital Management, LLC ("Cadence") or Trajectory Asset Management LLC ("Trajectory," and together with Wellington, BAMCO, Marsico, BlackRock, Cohen and Steers and Cadence, the "Subadvisers"), approved the continuation of the Investment Advisory and Management Agreements between the Trust, on behalf of each of the Funds and SunAmerica (the "Advisory Agreements"), each for a one-year period ending June 30, 2018 at an in-person meeting held on June 6-7, 2017 (the "Meeting"). The Trust currently consists of the following seven separate Funds: 2020 High Watermark Fund (the "2020 Fund"), the AIG Global Trends Fund (the "Global Trends Fund"), the AIG Commodity Strategy Fund (the "Commodity Strategy Fund"), the AIG Focused Multi-Cap Growth Fund (the "Multi-Cap Growth Fund"), the AIG Focused Alpha Large-Cap Fund (the "Alpha Large-Cap Fund"), the AIG Income Explorer Fund (the "Income Explorer Fund"), and the AIG Small-Cap Fund (the "Small-Cap Fund").

At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement among SunAmerica, Trajectory and the Trust with respect to the 2020 Fund, the Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Fund and Commodity Strategy Fund, the Subadvisory Agreement between SunAmerica and Marsico with respect to each of the Multi-Cap Growth Fund and Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and BAMCO with respect to the Multi-Cap Growth Fund, the Subadvisory Agreement between SunAmerica and BlackRock with respect to the Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and Cohen and Steers with respect to the Income Explorer Fund, each for a one-year period ending June 30, 2018 (the "Subadvisory Agreements," and together with the Advisory Agreements, the "Agreements")./1/

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadvisers with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information on SunAmerica's and the Subadvisers' risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and
--------
/1/ At an in-person meeting of the Board of Trustees held on June 7-8, 2016, the Board approved a new Subadvisory Agreement between SunAmerica, on behalf of the Small-Cap Fund, and Cadence for an initial term ending on June 30, 2018. Therefore, the Board did not consider the Subadvisory Agreement with respect to the Small-Cap Fund at the Meeting.

        SunAmerica Specialty Series
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- October 31, 2017 -- (unaudited) (continued)

has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2017, SunAmerica managed, advised and/or administered approximately $83.9 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of services provided by each Subadviser to the applicable Funds. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadvisers, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the applicable Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser's code of ethics and risk management processes. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed each Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadvisers in effectively serving as subadvisers to the Funds. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Broadridge and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

        SunAmerica Specialty Series
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- October 31, 2017 -- (unaudited) (continued)


The Board noted that performance information was for the periods ended
March 31, 2017. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

2020 Fund. The Board considered that the 2020 Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board also considered that the 2020 Fund has certain restrictions on its investment techniques in connection with the Master Agreement that backs the payment undertaking on the Fund and that, due to these restrictions, the Fund's fixed income exposures were significantly higher than those of the funds in the Peer Universe, which can cause the Fund's relative ranking within the Peer Universe to change significantly from period to period. The Board therefore acknowledged the inherent limitations in comparing the 2020 Fund to its Peer Universe, noting that while the Fund generally tailors its portfolio's risk level over time in a manner similar to ordinary target date funds, the Fund also seeks to preserve principal and investment gains at the Fund's protected maturity date and is therefore subject to restrictions in the Master Agreement that backs the payment undertaking. In view of the above considerations, the Board concluded that the Fund's performance was satisfactory.

Commodity Strategy Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-year period. The Board also considered that the Fund underperformed its Broadridge Index for the one-year period. The Board noted management's discussion of the Fund's performance and the fact that Wellington had begun managing the Fund as of September 2015 under the Fund's new name and investment strategies. The Board also considered management's close monitoring of the Fund, and concluded that the Fund's performance was being addressed.

Global Trends Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted the inherent limitations in comparing this Fund to its Peer Group and Peer Universe. In particular, the Board noted that the Peer Group and Peer Universe for the Fund consisted primarily of funds in the "flexible portfolio" category due to the relative lack of funds that share the Fund's unique investment strategies. The Board noted that Wellington, the Fund's subadviser replaced the portfolio manager for the Fund, effective April 2016. The Board then noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

Multi-Cap Growth Fund. The Board considered that the Fund's performance was below its Peer Group median for the one-year period and above its Peer Group median for the three- and five-year periods. The Board further considered that the Fund's performance was below the median of its Peer Universe for the one-, three- and five-year periods. The Board also noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund. The Board concluded that the Fund's performance was being addressed.

Alpha Large-Cap Fund. The Board considered that the Fund's performance was above the median of its Peer Group for the one-year period, below the median of its Peer Group for the three- year period and equal to the median of its Peer Group for the five-year period. The Board also considered that the Fund's performance was above the median of its Peer Universe for the one-and five-year periods and below the median of its Peer Universe for the three-year period. The Board further noted that the Fund underperformed its Broadridge Index for the one- and three-year periods and outperformed its Broadridge Index for the five-year period. The Board noted the recently improved performance of the Fund and management's continued monitoring and review of the Fund. The Board concluded that the Fund's performance was being addressed.

Income Explorer Fund. The Board noted that the Fund's performance was above the medians of its Peer Group and Peer Universe for the one- and three-year periods. The Board further noted that the Fund outperformed its Broadridge Index for the one- and three-year periods. The Board concluded that the Fund's performance was satisfactory.

Small-Cap Fund. The Board noted that the Fund's performance was above the medians of its Peer Group and Peer Universe for the one- and three-year periods. The Board further noted that the Fund outperformed its Broadridge Index for the one- and three-year periods. The Board concluded that the Fund's performance was satisfactory.

        SunAmerica Specialty Series
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- October 31, 2017 -- (unaudited) (continued)


Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds, as applicable. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the 2020 Fund in order to prevent an Early Closure Condition from occurring. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the applicable Peer Groups and Peer Universes may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board noted, however, that the mutual funds identified as similar to the Funds are sold only in the variable annuity market and, accordingly, are in different Broadridge classifications, with a peer groups consisting of funds underlying variable insurance products.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Broadridge. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fees and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Funds for which they serve as adviser or subadviser, as applicable. The Board observed that the similar accounts identified by Wellington were institutional separate accounts, and Wellington highlighted certain differences between these separate accounts and the Commodity Strategy Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadvisers were reasonable as compared to fees the applicable Subadvisers receive for other comparable accounts for which they serve as adviser or subadviser.

        SunAmerica Specialty Series
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- October 31, 2017 -- (unaudited) (continued)


In connection with its renewal of the Subadvisory Agreement with respect to the 2020 Fund, the Board was also asked to approve the continuation of an arrangement whereby SunAmerica agrees to pay a minimum annual fee to Trajectory (the "Minimum Fee Arrangement"). The Minimum Fee Arrangement was initially approved by the Board at its August 29, 2006 meeting, and continues in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Independent Trustees. The Minimum Fee Arrangement, which is reflected in the Subadvisory Agreement, provides that SunAmerica pay Trajectory a minimum fee equal to 0.20% of the 2020 Fund's average daily net assets, accrued daily and payable monthly. Effective as of October 1, 2014 until October 31, 2015, SunAmerica agreed to pay Trajectory a minimum annual fee equal to the greater of 0.20% of the Fund's average daily net assets, accrued daily and payable monthly, or $38,500 per month. This amendment also provides that the minimum fee would continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Independent Trustees. The Board noted that the Minimum Fee Arrangement provides for a reasonable allocation of fees among SunAmerica and Trajectory and would result in SunAmerica retaining less of the management fees. The Board further noted that the Minimum Fee Arrangement did not modify the services provided under the Subadvisory Agreement nor did it impact the fee payable by the Funds pursuant to the Advisory Agreement. The Board, including a majority of the Independent Trustees, approved the continuation of the Minimum Fee Arrangement for a one-year period ending October 31, 2018.

2020 Fund. The Board considered that the 2020 Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the 2020 Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses, including the limited size of the Peer Group and Peer Universe.

Commodity Strategy Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Global Trends Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Multi-Cap Growth Fund. The Board considered that the Fund's actual management fees were above the medians for its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Alpha Large-Cap Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Income Explorer Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Small-Cap Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica, and also considered the voluntary waivers and/or expense reimbursements being made by SunAmerica in connection with the 2020 Fund.

        SunAmerica Specialty Series
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- October 31, 2017 -- (unaudited) (continued)


The Board considered the profitability of SunAmerica under the Advisory Agreements, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements and Administrative and Shareholder Services Agreement. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other information from the Subadvisers and their affiliates and considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board noted that the Subadvisory Agreements with respect to certain of the Funds included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2018. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements, were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SunAmerica Specialty Series
        TRUSTEE AND OFFICER INFORMATION -- October 31, 2017 -- (unaudited)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                    Number of
                        Position       Term of                                    Portfolios in
        Name,           Held With    Office and                                   Fund Complex
     Address and        SunAmerica    Length of        Principal Occupations       Overseen by       Other Directorships
         Age*            Complex    Time Served(4)      During Past 5 Years        Trustee(1)         Held by Trustee(2)
----------------------- ----------  --------------  ----------------------------- ------------- -------------------------------
Disinterested Trustees

Dr. Judith L. Craven    Trustee     2001-present    Retired.                           77       Director, Sysco Corp. (1996
Age: 72                                                                                         to present); Director, Luby's,
                                                                                                Inc. (1998 to present).

William F. Devin        Trustee     2001-present    Retired.                           77       None
Age: 78

Richard W. Grant        Trustee     2011-present    Retired.                           28       None
Age: 72                 Chairman
                        of the
                        Board

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate       28       None
Age: 74                                             Broker, Corcoran Group (real
                                                    estate) (2002 to present);
                                                    President, SJG Marketing
                                                    Inc. (2009 to present).
Interested Trustee

Peter A. Harbeck(3)     Trustee     1995-present    President, CEO and Director,       152      None
Age: 63                                             SunAmerica. (1995 to
                                                    present); Director, AIG
                                                    Capital Services, Inc.
                                                    ("ACS") (1993 to present).

        SunAmerica Specialty Series
        TRUSTEE AND OFFICER INFORMATION -- October 31, 2017 -- (unaudited) (continued)

                                                                                  Number of
                      Position       Term of                                    Portfolios in
      Name,           Held With    Office and                                   Fund Complex
    Address and      SunAmerica     Length of        Principal Occupations       Overseen by  Other Directorships
       Age*            Complex    Time Served(4)      During Past 5 Years        Trustee(1)   Held by Trustee(2)
-------------------- ------------ --------------  ----------------------------- ------------- -------------------
Officers

John T. Genoy        President    2007-present    Chief Financial Officer,           N/A      N/A
Age: 48                                           SunAmerica (2002 to
                                                  present); Senior Vice
                                                  President, SunAmerica (2003
                                                  to present); Chief Operating
                                                  Officer, SunAmerica (2006
                                                  to present).

Gregory N. Bressler  Secretary    2005-present    Senior Vice President and          N/A      N/A
Age: 50                                           General Counsel,
                                                  SunAmerica (2005 to
                                                  present).

Kathleen Fuentes     Chief Legal  2013-present    Vice President and Deputy          N/A      N/A
Age: 48              Officer and                  General Counsel,
                     Assistant                    SunAmerica (2006 to
                     Secretary                    present)

James Nichols        Vice         2006-present    Director, President and CEO,       N/A      N/A
Age: 51              President                    ACS (2006 to present);
                                                  Senior Vice President,
                                                  SunAmerica (2002 to
                                                  present).

Kara Murphy          Vice         2014-present    Director of Research,              N/A      N/A
Age: 44              President                    SunAmerica (2007 to 2013);
                                                  Chief Investment Officer,
                                                  SunAmerica (2013 to
                                                  present).

Gregory R. Kingston  Treasurer    2014-present    Vice President and Head of         N/A      N/A
Age: 51                                           Mutual Fund Administration,
                                                  SunAmerica (2014 to
                                                  present).

Shawn Parry          Vice         2014-present    Vice President (2014 to            N/A      N/A
Age: 45              President                    present); Assistant Vice
                     and                          President, SunAmerica
                     Assistant                    (2005 to 2014)
                     Treasurer

Donna McManus        Vice         2014-present    Vice President, SunAmerica,        N/A      N/A
Age: 56              President                    (2014 to present), Managing
                     and                          Director, BNY Mellon
                     Assistant                    (2009-2014).
                     Treasurer

        SunAmerica Specialty Series
        TRUSTEE AND OFFICER INFORMATION -- October 31, 2017 -- (unaudited) (continued)

                                                                                   Number of
                      Position       Term of                                     Portfolios in
       Name,          Held With    Office and                                    Fund Complex
    Address and       SunAmerica    Length of         Principal Occupations       Overseen by  Other Directorships
        Age*           Complex    Time Served(4)      During Past 5 Years         Trustee(1)   Held by Trustee(2)
--------------------- ----------- --------------  ------------------------------ ------------- -------------------

Christopher C. Joe    Chief       2017 to         Chief Compliance Officer,           N/A      N/A
Age: 47               Compliance  Present         AIG Funds, Anchor Series
                      Officer                     Trust, Seasons Series Trust,
                                                  SunAmerica Series Trust,
                                                  VALIC Company I and
                                                  VALIC Company II (2017-
                                                  Present); Chief Compliance
                                                  Officer, VALIC Retirement
                                                  Services Company (2017-
                                                  Present); Chief Compliance
                                                  Officer, Invesco PowerShares
                                                  (2012-2017); Chief
                                                  Compliance Officer, Invesco
                                                  Investment Advisers, LLC
                                                  (2010-2013); U.S.
                                                  Compliance Director,
                                                  Invesco Ltd. (2006-2014);
                                                  Deputy Chief Compliance
                                                  Officer, Invesco Advisers,
                                                  LLC (2014-2015).

Matthew J. Hackethal  Anti-Money  2006-present    Acting Chief Compliance             N/A      N/A
Age: 45               Laundering                  Officer (2016 to 2017); Chief
                      Compliance                  Compliance Officer,
                      Officer                     SunAmerica (2006 to
                                                  present) and Vice President,
                                                  SunAmerica (2011-Present).

--------
*  The business address for each Trustee is the Harborside 5, 185 Hudson
   Street, Suite 3300, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (7 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series
    Trust (55 portfolios), VALIC Company I (34 portfolios), VALIC Company II
    (15 funds), Seasons Series Trust (20 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(3) Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SunAmerica Specialty Series
        SHAREHOLDER TAX INFORMATION -- October 31, 2017 -- (unaudited)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2017. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2017. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2018.

During the period ended October 31, 2017, the Funds paid the following long-term capital gains along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                    Qualifying % for the
                                      Net Long-Term    70% Dividends
        Fund                          Capital Gains  Received Deduction
        ----                          ------------- --------------------
        AIG Commodity Strategy.......  $       --             --%
        AIG ESG Dividend.............          --             --
        AIG Focused Alpha Large-Cap..          --             --
        AIG Focused Multi-Cap Growth.   7,760,491             --
        AIG Global Trends............          --             --
        AIG Income Explorer..........          --           9.54
        AIG Small-Cap................   1,432,026             --

For the year ended October 31, 2017, certain dividends paid by the following Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                    Fund                            Amount
                    ----                          ----------
                    AIG Commodity Strategy....... $       --
                    AIG ESG Dividend.............         --
                    AIG Focused Alpha Large-Cap..         --
                    AIG Focused Multi-Cap Growth.         --
                    AIG Global Trends............         --
                    AIG Income Explorer..........  1,216,609
                    AIG Small-Cap................         --

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Specialty Series' Funds to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series' Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG Commodity Strategy Fund

For the annual period ended October 31, 2017, Class A shares of the AIG Commodity Strategy Fund returned 0.71% (before maximum sales charge), underperforming the Fund's benchmark, the Bloomberg Commodity Index,/*/ which returned 2.35% for the same period. To compare, the S&P 500 Index,/*/ a broad-based equity market index, returned 23.63% for the same period.

The Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodities markets by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities. A portion of the Fund's assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the "Index"), and a portion of the Fund's assets are managed pursuant to an active strategy designed to outperform the Index. The Fund does not invest directly in commodities.

The annual period was one of mixed results for commodities. The energy sector rallied following the November 2016 OPEC meeting, where a production cut was announced to begin January 1, 2017 - the first cut in eight years. By the end of the annual period, production cuts, combined with robust global oil demand, resulted in an oil deficit. In turn, crude oil breached the $50 per barrel mark. Conversely, natural gas lagged as warmer winter months - including the warmest February since 1970 - lowered demand for heat. After multiple hurricanes impaired the southeastern U.S., natural gas demand took another hit, and prices fell to the lowest level since 2011. The agriculture and livestock sector was the weakest performer. Lean hog and live cattle herds entered 2017 at fairly elevated levels, but cheap feed prices continued to push numbers higher. Sugar, the weakest performing commodity, moved lower on expectations of decreased demand from India. Wheat also fell due to adverse weather conditions in the U.S., and the U.S. Department of Agriculture raised its forecast for wheat inventories during the third quarter of 2017. Industrial metals overall was the strongest performing sector due to healthy levels of Chinese demand and limited supply growth. Copper and zinc were the best-performing metals. Broadly, base metal inventories were at their lowest point since 2008. Virtually all metals rallied to end the annual period on the back of resilient Chinese demand and supply-side reform in China, which aims to remove excess capacity from the industry. Precious metals were weaker, as U.S. interest rate hikes served as a headwind for both gold and silver. Toward the end of the annual period, heightened geopolitical tensions, specifically between the U.S. and North Korea, helped counter the impact from higher interest rates.

Security selection detracted from the Fund's relative results during the annual period, particularly within live cattle and sugar. Exposure to uranium, an out-of-benchmark allocation, also detracted. Partially offsetting these detractors was effective security selection within natural gas and wheat, which contributed positively. Commodity contract selection contributed positively to the Fund's relative results, especially in gasoline and crude oil, driven by positioning along the oil future curve and favoring Brent oil over West Texas Intermediate oil. Sector allocation also boosted the Fund's relative performance, due primarily to its overweight to industrial metals and its underweight to agriculture and livestock. An underweight allocation to precious metals and an overweight to energy dampened relative results.

--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The Bloomberg Commodity Index is a broadly diversified commodity price index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Since inception, $10,000 invested in AIG Commodity Strategy Fund Class A shares would be valued at $7,264. The same amount invested in securities mirroring the performance of the Bloomberg Commodity Index and the S&P 500 Index would be valued at $6,675 and $32,378, respectively.

                                    [CHART]

                     SunAmerica
                     Commodity              Bloomberg
      Date        Strategy Class A#     Commodity Index++   S&P 500 Index@
    --------     -------------------    -----------------   --------------
    11/4/2008          9,425                  10,000            10,000
   11/30/2008          9,133                   9,349             9,306
   12/31/2008          8,935                   8,930             9,405
    1/31/2009          8,586                   8,450             8,612
    2/28/2009          8,294                   8,076             7,695
    3/31/2009          8,558                   8,367             8,369
    4/30/2009          8,718                   8,428             9,170
    5/31/2009          9,293                   9,524             9,683
    6/30/2009          9,284                   9,343             9,702
    7/31/2009          9,406                   9,645            10,436
    8/31/2009          9,425                   9,588            10,813
    9/30/2009          9,510                   9,739            11,217
   10/31/2009          9,632                  10,059            11,008
   11/30/2009          9,802                  10,412            11,668
   12/31/2009          9,771                  10,619            11,894
    1/31/2010          9,544                   9,846            11,466
    2/28/2010          9,705                  10,211            11,821
    3/31/2010          9,828                  10,084            12,535
    4/30/2010          9,942                  10,280            12,733
    5/31/2010          9,488                   9,569            11,716
    6/30/2010          9,478                   9,599            11,102
    7/31/2010          9,601                  10,249            11,880
    8/31/2010          9,478                   9,989            11,344
    9/30/2010          9,733                  10,714            12,356
   10/31/2010          9,942                  11,248            12,827
   11/30/2010          9,875                  11,208            12,828
   12/31/2010         10,223                  12,406            13,686
    1/31/2011         10,457                  12,530            14,010
    2/28/2011         10,535                  12,695            14,490
    3/31/2011         10,672                  12,958            14,496
    4/30/2011         10,837                  13,406            14,925
    5/31/2011         10,457                  12,723            14,756
    6/30/2011         10,106                  12,086            14,510
    7/31/2011         10,291                  12,444            14,215
    8/31/2011         11,237                  12,568            13,443
    9/30/2011         11,452                  10,716            12,498
   10/31/2011         10,457                  11,426            13,864
   11/30/2011         10,525                  11,172            13,833
   12/31/2011         10,270                  10,753            13,975
    1/31/2012          9,587                  11,019            14,601
    2/29/2012          9,557                  11,317            15,233
    3/31/2012          9,200                  10,849            15,734
    4/30/2012          9,180                  10,803            15,635
    5/31/2012          9,618                   9,816            14,695
    6/30/2012          9,241                  10,355            15,301
    7/31/2012          9,292                  11,025            15,513
    8/31/2012          9,261                  11,168            15,863
    9/30/2012          9,047                  11,359            16,273
   10/31/2012          8,884                  10,919            15,972
   11/30/2012          8,792                  10,925            16,065
   12/31/2012          8,670                  10,640            16,211
    1/31/2013          8,650                  10,895            17,051
    2/28/2013          8,507                  10,450            17,283
    3/31/2013          8,568                  10,520            17,931
    4/30/2013          8,263                  10,226            18,276
    5/31/2013          8,140                   9,997            18,704
    6/30/2013          8,110                   9,526            18,453
    7/31/2013          8,212                   9,655            19,391
    8/31/2013          8,303                   9,984            18,830
    9/30/2013          8,079                   9,729            19,420
   10/31/2013          8,018                   9,585            20,313
   11/30/2013          7,988                   9,509            20,932
   12/31/2013          8,100                   9,626            21,462
    1/31/2014          8,059                   9,655            20,720
    2/28/2014          8,232                  10,257            21,668
    3/31/2014          8,191                  10,299            21,850
    4/30/2014          8,303                  10,550            22,011
    5/31/2014          8,365                  10,247            22,528
    6/30/2014          8,487                  10,308            22,994
    7/31/2014          8,232                   9,794            22,676
    8/31/2014          8,252                   9,692            23,584
    9/30/2014          7,967                   9,089            23,253
   10/31/2014          7,886                   9,015            23,821
   11/30/2014          7,784                   8,649            24,461
   12/31/2014          7,641                   7,989            24,400
    1/31/2015          7,600                   7,722            23,667
    2/28/2015          7,733                   7,921            25,028
    3/31/2015          7,662                   7,514            24,632
    4/30/2015          7,672                   7,945            24,868
    5/31/2015          7,682                   7,731            25,188
    6/30/2015          7,682                   7,864            24,700
    7/31/2015          7,600                   7,029            25,218
    8/31/2015          7,539                   6,965            23,696
    9/30/2015          7,529                   6,727            23,110
   10/31/2015          7,539                   6,697            25,059
   11/30/2015          6,948                   6,211            25,134
   12/31/2015          6,673                   6,019            24,737
    1/31/2016          6,520                   5,918            23,510
    2/29/2016          6,449                   5,822            23,478
    3/31/2016          6,714                   6,044            25,071
    4/30/2016          7,305                   6,559            25,168
    5/31/2016          7,234                   6,546            25,620
    6/30/2016          7,509                   6,817            25,686
    7/31/2016          7,173                   6,468            26,633
    8/31/2016          7,060                   6,354            26,671
    9/30/2016          7,305                   6,553            26,676
   10/31/2016          7,213                   6,521            26,189
   11/30/2016          7,356                   6,608            27,159
   12/31/2016          7,488                   6,728            27,696
    1/31/2017          7,478                   6,737            28,221
    2/28/2017          7,478                   6,751            29,342
    3/31/2017          7,213                   6,571            29,376
    4/30/2017          7,040                   6,472            29,678
    5/31/2017          6,908                   6,386            30,095
    6/30/2017          6,908                   6,374            30,283
    7/31/2017          7,091                   6,518            30,906
    8/31/2017          7,132                   6,544            31,001
    9/30/2017          7,122                   6,535            31,640
   10/31/2017          7,264                   6,675            32,378




                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
      AIG         Average            Average            Average
   Commodity      Annual  Cumulative Annual  Cumulative Annual  Cumulative
 Strategy Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -5.06%     0.71%   -0.85%     0.15%    0.84%     0.84%
--------------------------------------------------------------------------
5 Year Return     -5.07%   -18.23%   -4.51%   -20.63%   -3.72%   -17.28%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*  -3.49%   -22.93%   -3.46%   -27.13%   -2.64%   -21.35%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2017, the AIG Commodity Strategy Fund Class A returned -5.06%, compared to 2.35% for the Bloomberg Commodity Index and 23.63% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
++ The Bloomberg Commodity Index is a broadly diversified commodity price index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity.
@ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

  Indices are not managed and an investor cannot invest directly into an index.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG ESG Dividend Fund

Since the inception of the Fund on December 16, 2016, through October 31, 2017 (the "reporting period"), Class A shares of the AIG ESG Dividend Fund returned 5.40% (before maximum sales charge), underperforming its benchmark, the Russell 1000(R) Value Index (the "Russell 1000 Value"),/*/ which returned 7.87% for the same reporting period.

The Fund seeks to provide total return (including capital appreciation and current income) through a "buy and hold" strategy based on value and Environmental, Social and Governance (ESG) investing. The Fund uses a disciplined, proprietary rules-based screening process to identify companies that meet the Fund's ESG standards. Companies must not generate significant revenues from certain types of businesses that include weapons, alcohol, tobacco, gambling and nuclear energy. Companies must not have a poor track record in how they interact with employees, customers, the environment and the society in which they do business. After identifying companies from the Russell 1000 Index/*/ that meet the Fund's ESG standards, the Fund then selects up to 40 dividend yielding stocks using selection criteria that will generally include dividend yield as well as a combination of factors that relate to profitability, valuation and ESG criteria.

During the reporting period, the Fund underperformed its benchmark primarily because of overweight exposures to and security selection in the Consumer Discretionary and Industrials sectors, which each lagged the Russell 1000 Value during the reporting period. Having an underweight allocation to and security selection within the Utilities sector, which significantly outpaced the Russell 1000 Value during the reporting period, also hurt. Having an underweight to the strongly performing Financials sector further detracted from results. Partially offsetting these detractors was the beneficial effect of having no exposure to Energy, which was the second-weakest-performing sector in the Russell 1000 Value during the reporting period, generating a negative absolute return. Having an overweight to Information Technology, which outpaced the Russell 1000 Value during the reporting period, and effective stock selection in Financials also contributed positively to relative results. An underweight to Health Care added value, though these gains were mostly offset by weak stock selection in the sector.

The primary individual stock detractors from the Fund's relative results during the reporting period were commercial printing and information services provider RR Donnelley & Sons, restaurant operator Brinker International, Inc., specialty electronic game and personal computer entertainment software retailer GameStop, Corp., fashion retailer Nordstrom, Inc., and consumer foods manufacturer General Mills, Inc. The individual stocks that contributed most to the Fund's relative results during the reporting period included pharmaceutical products researcher and developer AbbVie, Inc., insurance company First American Financial Corp., technology hardware provider HP, Inc., semiconductor company Texas Instruments, Inc., and transportation equipment manufacturer Cummins, Inc. Further, not owning industrial and financials conglomerate General Electric Co. and telecommunication services giant AT&T, Inc., proved beneficial, as both companies' shares experienced double-digit declines during the reporting period.

--------
Past performance is no guarantee of future results.

* The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds. ESG screening limits the availability of investment opportunities for the Fund. If the Fund changes its ESG standards or a company stops meeting the Fund's ESG standards, the Fund may sell the affected investments even if this means the Fund loses money. The performance of the Fund may be subject to greater fluctuation since its strategy involves holding a limited number of securities.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Since inception, $10,000 invested in AIG ESG Dividend Fund Class A shares would be valued at $9,931. The same amount invested in securities mirroring the performance of the Russell 1000(R) Value Index would be valued at $10,787.

                                    [CHART]

        Date        AIG ESG Dividend Fund Class A#   Russell 1000/R/ Value++
      --------      ------------------------------   -----------------------
     12/15/2016                 9,422                        10,000
     12/31/2016                 9,227                         9,923
      1/31/2017                 9,315                         9,994
      2/28/2017                 9,648                        10,353
      3/31/2017                 9,655                        10,248
      4/30/2017                 9,686                        10,228
      5/31/2017                 9,642                        10,218
      6/30/2017                 9,755                        10,385
      7/31/2017                 9,818                        10,523
      8/31/2017                 9,598                        10,401
      9/30/2017                 9,918                        10,709
     10/31/2017                 9,931                        10,787




                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
    AIG ESG       Annual  Cumulative Annual  Cumulative Annual  Cumulative
 Dividend Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
5 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return      N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*    N/A     5.40%      N/A     4.80%      N/A     5.60%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/16/16; Class C: 12/16/16; Class W: 12/16/16
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the period December 16, 2016 through October 31, 2017, the AIG ESG Dividend Fund Class A returned 5.40% (cumulative return excludes sales load), compared to 7.87% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
++ The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

  Indices are not managed and an investor cannot invest directly into an index.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG Focused Alpha Large-Cap Fund

For the annual period ended October 31, 2017, Class A shares of the AIG Focused Alpha Large-Cap Fund returned 34.64% (before maximum sales charge). The Fund outperformed its benchmark, the Russell 1000(R) Index,/*/ which returned 23.67% for the same period.

The AIG Focused Alpha Large-Cap Fund brings together Marsico Capital Management LLC ("Marsico") and BlackRock Investment Management ("BlackRock"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, discusses Marsico's portion of the Fund's performance during the annual period. Marsico manages the large-cap growth portion of the Fund's portfolio.

Our portion of the Fund outperformed the Russell 1000(R) Index during the annual period due primarily to stock selection.

More specifically, within our portion of the Fund, stock selection in the Information Technology and Consumer Discretionary sectors contributed positively. Within Information Technology, the Fund's positions in China-based retail conglomerate Alibaba Group Holdings, Ltd., semiconductor chipmaker
NVIDIA Corp. and payments company PayPal Holdings, Inc. were notable contributors. In Consumer Discretionary, the Fund held only one position by the end of the annual period, namely retail holding Amazon.com, Inc. Amazon.com, Inc. saw its shares rise significantly during the annual period, and it was a meaningful positive contributor to the Fund's performance. Our portion of the Fund exited its other Consumer Discretionary positions during the annual period as it became clear to us that Amazon.com, Inc. is disrupting several industries and gaining market share across multiple areas. We chose to concentrate the Fund's investments with the franchise we felt most able to benefit from the shift in consumer habits, i.e., away from brick and mortar and toward e-commerce. Also, a position in home improvement retailer Home Depot, Inc., whose stock saw a double-digit gain, contributed positively to relative results.

Elsewhere, several other positions performed well during the annual period, boosting our portion of the Fund's relative results. These included social media company Facebook, Inc.; hospital operator UnitedHealth Group, Inc.; and aerospace and defense company Lockheed Martin Corp.

Such positive contributors were partially offset by stock selection in the Financials and Health Care sectors, which hampered relative results. In Financials, diversified financial services company Wells Fargo & Co. experienced a single-digit share price decline during the annual period. In Health Care, a position in Pharmaceuticals, Biotechnology & Life Sciences industry holding Celgene Corp. disappointed most, as its shares saw a double-digit decline during the annual period.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation contributed positively to our portion of the Fund's relative results during the annual period. Throughout the annual period, we increased our portion of the Fund's already overweight allocation to Information Technology. This shift proved prudent, as Information Technology was the strongest performing sector in the Russell 1000(R) Index during the annual period. Also, our portion of the Fund benefited from a lack of exposure to Consumer Staples, Energy, Real Estate and Telecommunication Services, as each was among the weakest performing sectors of the Russell 1000(R) Index during the annual period. Conversely, having an underweight to Financials, which significantly outperformed the Russell 1000(R) Index during the annual period, detracted from relative results. Having an allocation to cash during an annual period when the Russell 1000(R) Index rallied further dampened results.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)


Below, Todd Burnside, portfolio manager at BlackRock Investment Management, discusses BlackRock's portion of the Fund's performance during the annual period. BlackRock manages the large-cap value portion of the Fund's portfolio.

Our portion of the Fund outperformed the Russell 1000(R) Index, the Fund's benchmark, during the annual period, due primarily to stock selection. Given the focused nature of our portion of the Fund, sector allocation is not particularly relevant to our strategy, though it did contribute positively to relative results during the annual period.

Stock selection in Financials and Consumer Discretionary contributed most positively to our portion of the Fund's results, especially in the Banks and Hotels, Restaurants and Leisure industries, respectively. Money-center banks JPMorgan Chase & Co. and Bank of America, Corp. were the largest contributors within Financials. These stocks strongly outperformed the Russell 1000(R) Index, particularly following the U.S. presidential election, as investors positioned for improving conditions driven by expectations of higher economic growth, inflation, corporate tax reform and interest rates. Within Consumer Discretionary, cruise operator Carnival Corp. was a notable contributor. Its stock outperformed the Russell 1000(R) Index as ongoing favorable supply/demand dynamics in the developed cruise markets and a disciplined and rational competitive environment drove improvement in pricing power and returns on invested capital.

Elsewhere, having no exposure to select traditionally defensive sectors, namely Consumer Staples, Real Estate and Telecommunication Services, proved advantageous for our portion of the Fund, as these sectors significantly lagged the Russell 1000(R) Index during the annual period. Also benefiting relative results during the annual period was Utilities, where an overweight to and selection within the electric utilities segment added value.

Conversely, the primary detractor from our portion of the Fund's relative performance was Health Care due to weakness in the Pharmaceuticals industry. Teva Pharmaceutical Industries, Ltd. was the largest individual detractor in both the sector and in our portion of the Fund overall during the annual period. The company faced numerous negative developments that undermined our conviction in our original investment thesis. For example, its generics segments remained challenged by a slowing pace of approvals and broad price pressures, while the company's main brand product, Copaxone, lost its patent protection and thus was likely to see generic competition in the coming quarters. We believed Teva Pharmaceutical Industries' Ltd. valuation remained attractive, but ongoing management turnover and high leverage were of significant concern to us given the backdrop of deteriorating fundamentals. Therefore, we exited our portion of the Fund's position in Teva Pharmaceutical Industries.

In other sectors, having an underweight to Information Technology leader Apple, Inc. weighed on our portion of the Fund's relative returns as did its position in Canadian integrated energy company Suncor Energy, Inc. Having an allocation to cash during an annual period when the Russell 1000(R) Index rallied further dampened relative results.

--------
Past performance is no guarantee of future results.

* The Russell 1000(R) Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000(R) is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000(R) includes the largest 1,000 securities in the Russell 3000(R) Index. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Over the past ten years, $10,000 invested in the AIG Focused Alpha Large-Cap Fund Class A shares would be valued at $21,363. The same amount invested in securities mirroring the performance of the Russell 1000(R) Index would be valued at $20,818.

                                    [CHART]
                  Focused Alpha Large-Cap Fund
   Date                      Class A#                    Russell 1000/R/ Index@
-----------      -------------------------------        -----------------------
10/31/2007                     9,424                            10,000
11/30/2007                     9,163                             9,574
12/31/2007                     9,268                             9,511
 1/31/2008                     8,511                             8,941
 2/29/2008                     8,318                             8,668
 3/31/2008                     8,116                             8,609
 4/30/2008                     8,580                             9,046
 5/31/2008                     8,843                             9,212
 6/30/2008                     8,276                             8,446
 7/31/2008                     8,176                             8,348
 8/31/2008                     8,085                             8,463
 9/30/2008                     7,262                             7,657
10/31/2008                     6,204                             6,320
11/30/2008                     5,685                             5,842
12/31/2008                     5,844                             5,935
 1/31/2009                     5,575                             5,451
 2/28/2009                     5,028                             4,887
 3/31/2009                     5,278                             5,315
 4/30/2009                     5,624                             5,853
 5/31/2009                     5,984                             6,177
 6/30/2009                     5,897                             6,192
 7/31/2009                     6,394                             6,664
 8/31/2009                     6,520                             6,906
 9/30/2009                     6,819                             7,187
10/31/2009                     6,625                             7,028
11/30/2009                     7,076                             7,442
12/31/2009                     7,197                             7,623
 1/31/2010                     6,920                             7,349
 2/28/2010                     7,129                             7,591
 3/31/2010                     7,527                             8,057
 4/30/2010                     7,542                             8,206
 5/31/2010                     6,893                             7,556
 6/30/2010                     6,394                             7,135
 7/31/2010                     6,913                             7,631
 8/31/2010                     6,707                             7,290
 9/30/2010                     7,613                             7,960
10/31/2010                     8,099                             8,269
11/30/2010                     8,276                             8,296
12/31/2010                     8,654                             8,850
 1/31/2011                     8,832                             9,063
 2/28/2011                     9,289                             9,378
 3/31/2011                     9,730                             9,402
 4/30/2011                    10,154                             9,685
 5/31/2011                     9,912                             9,581
 6/30/2011                     9,824                             9,414
 7/31/2011                     9,785                             9,210
 8/31/2011                     9,042                             8,679
 9/30/2011                     7,951                             8,032
10/31/2011                     8,765                             8,932
11/30/2011                     8,507                             8,908
12/31/2011                     8,530                             8,983
 1/31/2012                     9,126                             9,421
 2/29/2012                     9,739                             9,834
 3/31/2012                    10,294                            10,142
 4/30/2012                    10,078                            10,083
 5/31/2012                     9,353                             9,463
 6/30/2012                     9,589                             9,826
 7/31/2012                     9,728                             9,942
 8/31/2012                     9,965                            10,184
 9/30/2012                    10,191                            10,446
10/31/2012                     9,903                            10,269
11/30/2012                    10,011                            10,351
12/31/2012                     9,982                            10,458
 1/31/2013                    10,461                            11,025
 2/28/2013                    10,688                            11,173
 3/31/2013                    11,274                            11,605
 4/30/2013                    11,528                            11,814
 5/31/2013                    11,958                            12,077
 6/30/2013                    11,700                            11,913
 7/31/2013                    12,190                            12,550
 8/31/2013                    11,899                            12,204
 9/30/2013                    12,373                            12,629
10/31/2013                    13,121                            13,185
11/30/2013                    13,687                            13,555
12/31/2013                    14,083                            13,921
 1/31/2014                    13,896                            13,476
 2/28/2014                    14,628                            14,116
 3/31/2014                    14,094                            14,206
 4/30/2014                    13,754                            14,273
 5/31/2014                    14,316                            14,601
 6/30/2014                    14,435                            14,933
 7/31/2014                    14,605                            14,691
 8/31/2014                    15,234                            15,298
 9/30/2014                    15,121                            15,030
10/31/2014                    15,569                            15,398
11/30/2014                    15,915                            15,801
12/31/2014                    16,027                            15,764
 1/31/2015                    15,454                            15,331
 2/28/2015                    16,335                            16,217
 3/31/2015                    16,148                            16,015
 4/30/2015                    15,973                            16,128
 5/31/2015                    16,305                            16,339
 6/30/2015                    16,275                            16,033
 7/31/2015                    16,546                            16,342
 8/31/2015                    15,629                            15,359
 9/30/2015                    15,128                            14,938
10/31/2015                    16,033                            16,147
11/30/2015                    15,955                            16,200
12/31/2015                    15,719                            15,908
 1/31/2016                    14,874                            15,052
 2/29/2016                    14,653                            15,047
 3/31/2016                    15,471                            16,095
 4/30/2016                    15,317                            16,183
 5/31/2016                    15,692                            16,466
 6/30/2016                    15,411                            16,503
 7/31/2016                    15,940                            17,132
 8/31/2016                    16,081                            17,155
 9/30/2016                    16,182                            17,168
10/31/2016                    15,880                            16,834
11/30/2016                    16,631                            17,497
12/31/2016                    16,651                            17,826
 1/31/2017                    17,180                            18,184
 2/28/2017                    17,891                            18,888
 3/31/2017                    17,851                            18,900
 4/30/2017                    18,394                            19,100
 5/31/2017                    18,769                            19,344
 6/30/2017                    19,205                            19,479
 7/31/2017                    19,962                            19,865
 8/31/2017                    20,599                            19,927
 9/30/2017                    20,907                            20,351
10/31/2017                    21,363                            20,818


                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
      AIG         Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
Large-Cap Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     26.88%    34.64%   32.78%    33.78%   34.85%    34.85%
--------------------------------------------------------------------------
5 Year Return     15.25%   115.72%   15.87%   108.83%   16.80%   117.36%
--------------------------------------------------------------------------
10 Year Return     7.89%   126.69%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   9.31%   204.53%   15.31%   127.59%   16.24%   138.36%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/27/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2017, the AIG Focused Alpha Large-Cap Class A returned 26.88%, compared to 23.67% for the Russell 1000(R) Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
@ The Russell 1000(R) Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000(R) is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstructed annually to ensure new and growing equities are reflected. The Russell 1000(R) includes the largest 1,000 securities in the Russell 3000(R) Index. Indices are not managed and an investor cannot invest directly into an index.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG Focused Multi-Cap Growth Fund

For the annual period ended October 31, 2017, Class A shares of the AIG Focused Multi-Cap Growth Fund returned 35.38% (before maximum sales charge). The Fund outperformed its benchmark, the Russell 3000(R) Growth Index,/*/ which returned 29.80% for the same period.

The AIG Focused Multi-Cap Growth Fund brings together Marsico Capital Management LLC ("Marsico") and BAMCO Inc. ("BAMCO"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, discusses Marsico's portion of the Fund's performance during the annual period. Marsico manages the large-cap growth portion of the Fund's portfolio.

Our portion of the Fund outperformed the Russell 3000(R) Growth Index during the annual period due primarily to stock selection.

Strong stock selection in the Information Technology and Consumer Discretionary sectors contributed positively. Within Information Technology, the Fund's positions in China-based retail conglomerate Alibaba Group Holdings, semiconductor chipmaker NVIDIA and payments company PayPal Holdings were notable contributors. In Consumer Discretionary, the Fund held only one position by the end of the annual period, namely retail holding Amazon.com. Amazon.com saw its shares rise significantly during the annual period, and it was a meaningful positive contributor to the Fund's performance. Our portion of the Fund exited its other Consumer Discretionary positions during the annual period as it became clear to us that Amazon.com is disrupting several industries and gaining market share across multiple areas. We chose to concentrate the Fund's investments with the franchise we felt most able to benefit from the shift in consumer habits, i.e., away from brick and mortar and toward e-commerce. Also, a position in home improvement retailer Home Depot, whose stock saw a double-digit gain, contributed positively to relative results.

Elsewhere, several positions performed well during the annual period, boosting our portion of the Fund's relative results. These included social media company Facebook and hospital operator UnitedHealth Group.

Such positive contributors were partially offset by stock selection in the Health Care and Financials sectors, which hampered relative results. In Health Care, a position in Pharmaceuticals, Biotechnology & Life Sciences industry holding Celgene disappointed most, as its shares saw a double-digit decline during the annual period. In Financials, diversified financial services company Wells Fargo & Co. experienced a single-digit share price decline during the annual period.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation contributed positively to our portion of the Fund's relative results during the annual period. Throughout the annual period, we increased our portion of the Fund's already overweight allocation to Information Technology. This shift proved prudent, as Information Technology was the strongest performing sector in the Russell 3000(R) Growth Index during the annual period. Also, our portion of the Fund benefited from a lack of exposure to Consumer Staples, Energy, Real Estate and Telecommunication Services, as each was among the weakest performing sectors of the Russell 3000(R) Growth Index during the annual period. Conversely, having an underweight to Financials, which significantly outperformed the Russell 3000(R) Growth Index during the annual period, detracted from relative results. Having an allocation to cash during an annual period when the Russell 3000(R) Growth Index rallied further dampened results.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)


Below, Ron Baron, portfolio manager at BAMCO, Inc., discusses BAMCO's portion of the Fund's performance during the annual period. BAMCO manages the small/mid-cap portion of the Fund's portfolio.

Our portion of the Fund produced double-digit gains during the annual period that closely tracked the return of the Russell 3000(R) Growth Index on a relative basis.

Sector allocation detracted from our portion of the Fund's performance, driven by a significantly overweight exposure to the lagging Consumer Discretionary sector and an underweight exposure to the strongly performing Information Technology sector. In particular, our portion of the Fund's lack of exposure to Apple and to semiconductor stocks, which rose substantially, hampered relative performance. Partially offsetting these detractors were the positive contributions made by an underweighted exposure to the underperforming Consumer Staples sector as well as an overweighted exposure to the outperforming Financials sector through sizable positions in Arch Capital Group, FactSet Research Systems and Charles Schwab. All that said, at BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process.

Stock selection added value during the annual period primarily due to the outperformance of investments within the Consumer Discretionary and Health Care sectors. Strength in Consumer Discretionary was mostly attributable to the strong performance of Tesla, a maker of fully electric vehicles, solar products and energy storage solutions, and Vail Resorts, a ski resort operator. Tesla's stock price rose sharply following the launch of its GigaFactory, one of the world's largest manufacturing facilities, which may potentially drive significant cost reduction. Vail Resorts' share price increased on reports of a strong end to the ski season and increases in season pass sales for the coming year. The Fund's only investment in Health Care, veterinary diagnostic provider IDEXX Laboratories, boosted relative results.

These positive contributors were somewhat offset by the underperformance of our portion of the Fund's Financials, Consumer Staples and Industrials investments. Within Consumer Staples, the Fund's only holding in the sector, TreeHouse Foods, weighed on relative results. Shares of TreeHouse Foods, a manufacturer and supplier of private label foods, declined after the company experienced a modest drop in organic sales. Negative stock selection in Financials was due to an investment in financial information provider FactSet Research Systems. Its shares lagged as a deceleration in annual subscription value growth combined with a reduction in industry spending pressured its performance. Within Industrials, shares of data and analytics provider Verisk Analytics detracted from relative results. Its stock declined after an anticipated acceleration in insurance organic growth failed to materialize.

--------
Past performance is no guarantee of future results.

* The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Over the past ten years, $10,000 invested in the AIG Focused Multi-Cap Growth Fund Class A shares would be valued at $22,006. The same amount invested in securities mirroring the performance of the Russell 3000(R) Growth Index would be valued at $23,794.

                     [CHART]

                  Focused  Multi-Cap       Russell 3000/R/
   Date          Growth Fund Class A#            Index@
 ----------     ----------------------     ---------------
 10/31/2007              9,425                 10,000
 11/30/2007              9,184                  9,605
 12/31/2007              8,968                  9,578
  1/31/2008              8,248                  8,820
  2/29/2008              7,715                  8,634
  3/31/2008              7,527                  8,582
  4/30/2008              8,075                  9,032
  5/31/2008              8,310                  9,377
  6/30/2008              7,782                  8,711
  7/31/2008              7,542                  8,573
  8/31/2008              7,773                  8,674
  9/30/2008              6,813                  7,672
 10/31/2008              5,832                  6,296
 11/30/2008              5,257                  5,776
 12/31/2008              5,285                  5,896
  1/31/2009              5,036                  5,600
  2/28/2009              4,663                  5,167
  3/31/2009              4,941                  5,628
  4/30/2009              5,537                  6,190
  5/31/2009              5,786                  6,492
  6/30/2009              5,687                  6,575
  7/31/2009              6,238                  7,045
  8/31/2009              6,366                  7,185
  9/30/2009              6,729                  7,503
 10/31/2009              6,559                  7,369
 11/30/2009              6,871                  7,806
 12/31/2009              7,108                  8,077
  1/31/2010              6,819                  7,724
  2/28/2010              7,075                  7,995
  3/31/2010              7,602                  8,471
  4/30/2010              7,797                  8,585
  5/31/2010              7,235                  7,937
  6/30/2010              6,815                  7,492
  7/31/2010              7,364                  8,023
  8/31/2010              7,092                  7,631
  9/30/2010              8,077                  8,465
 10/31/2010              8,471                  8,866
 11/30/2010              8,777                  8,992
 12/31/2010              9,396                  9,502
  1/31/2011              9,516                  9,719
  2/28/2011              9,987                 10,058
  3/31/2011             10,523                 10,101
  4/30/2011             10,938                 10,441
  5/31/2011             10,475                 10,320
  6/30/2011             10,457                 10,165
  7/31/2011             10,553                 10,038
  8/31/2011              9,916                  9,482
  9/30/2011              8,754                  8,752
 10/31/2011              9,665                  9,745
 11/30/2011              9,316                  9,740
 12/31/2011              9,206                  9,709
  1/31/2012              9,808                 10,301
  2/29/2012             10,405                 10,781
  3/31/2012             10,937                 11,125
  4/30/2012             10,967                 11,095
  5/31/2012             10,222                 10,378
  6/30/2012             10,385                 10,678
  7/31/2012             10,607                 10,796
  8/31/2012             10,691                 11,094
  9/30/2012             10,888                 11,320
 10/31/2012             10,612                 10,988
 11/30/2012             10,720                 11,165
 12/31/2012             10,536                 11,186
  1/31/2013             11,117                 11,685
  2/28/2013             11,301                 11,828
  3/31/2013             11,865                 12,284
  4/30/2013             12,128                 12,519
  5/31/2013             12,463                 12,782
  6/30/2013             12,239                 12,554
  7/31/2013             12,703                 13,242
  8/31/2013             12,502                 13,013
  9/30/2013             13,245                 13,619
 10/31/2013             13,843                 14,192
 11/30/2013             14,094                 14,607
 12/31/2013             14,302                 15,015
  1/31/2014             14,296                 14,600
  2/28/2014             15,124                 15,348
  3/31/2014             14,442                 15,175
  4/30/2014             14,115                 15,113
  5/31/2014             14,704                 15,559
  6/30/2014             15,101                 15,912
  7/31/2014             15,067                 15,611
  8/31/2014             15,709                 16,338
  9/30/2014             15,539                 16,053
 10/31/2014             15,878                 16,518
 11/30/2014             16,012                 17,010
 12/31/2014             15,873                 16,883
  1/31/2015             15,632                 16,615
  2/28/2015             16,217                 17,729
  3/31/2015             16,235                 17,566
  4/30/2015             15,909                 17,607
  5/31/2015             16,307                 17,885
  6/30/2015             16,506                 17,613
  7/31/2015             16,759                 18,167
  8/31/2015             15,699                 17,042
  9/30/2015             15,349                 16,568
 10/31/2015             16,175                 17,958
 11/30/2015             16,223                 18,053
 12/31/2015             16,009                 17,743
  1/31/2016             15,220                 16,683
  2/29/2016             15,254                 16,668
  3/31/2016             16,057                 17,802
  4/30/2016             15,803                 17,664
  5/31/2016             16,105                 18,017
  6/30/2016             15,954                 17,945
  7/31/2016             16,612                 18,816
  8/31/2016             16,797                 18,745
  9/30/2016             16,852                 18,828
 10/31/2016             16,297                 18,331
 11/30/2016             16,255                 18,820
 12/31/2016             16,226                 19,055
  1/31/2017             17,090                 19,671
  2/28/2017             17,613                 20,463
  3/31/2017             18,011                 20,700
  4/30/2017             18,659                 21,166
  5/31/2017             19,175                 21,662
  6/30/2017             19,531                 21,663
  7/31/2017             20,298                 22,208
  8/31/2017             20,932                 22,581
  9/30/2017             21,281                 22,947
 10/31/2017             22,006                 23,794




                        Class A            Class C            Class W
                   ------------------ ------------------ ------------------
      AIG          Average            Average            Average
Focused Multi-Cap  Annual  Cumulative Annual  Cumulative Annual  Cumulative
    Growth#        Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return      27.59%    35.38%   33.47%    34.47%   35.65%    35.65%
---------------------------------------------------------------------------
5 Year Return      14.35%   107.37%   14.95%   100.70%   15.92%   109.32%
---------------------------------------------------------------------------
10 Year Return      8.21%   133.48%      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------
Since Inception*   10.00%   241.61%   14.48%   118.34%   15.44%   129.09%
---------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/28/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2017, the AIG Focused Multi-Cap Growth Class A returned 27.59%, compared to 29.80% for the Russell 3000(R) Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
@ The Russell 3000(R) Growth Index measures the performance of those Russell
  3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG Global Trends Fund

For the annual period ended October 31, 2017, Class A shares of the AIG Global Trends Fund returned 10.66% (before maximum sales charge). The Fund underperformed a blended benchmark composed of 50% MSCI ACWI (Net)/*/ and 50% Citigroup World Government Bond Index (hedged)./*/ The blended benchmark returned 11.26% for the same period. Individually, the MSCI ACWI (Net), a broad-based equity market index, returned 23.20% for the 12 months ended October 31, 2017, and the Citigroup World Government Bond Index (hedged), a broad-based government bond index, returned 0.36% for the same annual period.

The Fund is subadvised by Wellington Management Company LLP and its investment strategy involves investing in futures instruments that provide exposure to ten asset classes, including asset classes within the global equity and fixed income markets, commodities and currencies. The portfolio management team utilizes rules-based indicators and technical analysis to allocate and adjust the Fund's exposure to these ten asset classes depending on the positive or negative signals identified for each. The Fund's exposure to each of these ten asset classes will generally be between 0% and 20% of the value of the Fund's net assets. Accordingly, the Fund's investment exposure to an asset class will fluctuate during the annual period depending on these signals.

The Fund is designed to offer diversification and reduce volatility by adjusting its exposure to the various asset classes in which it invests. During the annual period, the main detractors were positions in sugar, corn and silver, partially offset by positions in U.S. large-cap equities, Japanese equities and emerging market equities, which contributed positively.

Fixed income positioning detracted from absolute performance during the annual period. The model's largest average weight was its allocation to German bunds, which detracted, as the model mis-timed its initial investment into the securities and was not able to make up negative performance. Positioning in 30-year U.S. Treasuries also detracted, hurt by a sharp jump in yields in November 2016 in anticipation of the December 2016 U.S. interest rate hike.

Commodities were mixed. The two largest detractors were sugar and corn, both of which experienced volatility, which the model was unable to capture effectively. Copper contributed positively, as the model was able to take advantage of its volatility, specifically in response to strike threats at Chile's Escondida mine, the world's largest open-pit copper mine, and as positive economic data from China created a stable uptrend in the market.

Within developed market equities, all five models in the Fund's opportunity set posted positive returns during the annual period. During the first half of 2017, the model's positioning in U.S. small-caps detracted, as the "animal spirits" around the new U.S. Administration dissipated. Later, a positive economic outlook for the U.S., along with the potential for tax reform and regulatory easing, reversed this trend, and U.S. small-caps performed well. Within U.S. large-cap stocks, the model was able to identify the steady uptrend, and the Fund remained heavily invested throughout. German and U.K. equities were more challenging given increased volatility. Still, the model was able to take full advantage during spans of upward trends and returned positive absolute performance in both countries. In Japan, positive economic data led to a sustained uptrend. The only months in which the model returned negative performance were January and February 2017 when the U.S. announced a surprise exit from the Trans-Pacific Partnership, which rattled Japanese equity markets. Emerging market equities, specifically Hong Kong and South Korea, were also additive to absolute performance.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)


The Fund had almost no exposure to currencies during the annual period, with the exception of opportunistic positions in the Brazilian real, which contributed positively, as the model captured some of the real's appreciation following easing of political turmoil and stabilization in oil prices and China's economic growth trajectory.


--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The MSCI ACWI (All Country World Index) (Net) is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Citigroup World Government Bond Index (WGBI) (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Since inception, $10,000 invested in the AIG Global Trends Fund Class A shares would be valued at $10,419. The same amount invested in securities mirroring the performance of the Blended Benchmark (MSCI ACWI (Net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)); the MSCI ACWI
(Net) and the Citigroup WGBI (hedged) would be valued at $14,946, $17,147 and $12,666, respectively.

                                    [CHART]

                              Blended Benchmark
                              (MSCI All Country
                               World Index (net)
              SunAmerica     (50%) and Citigroup                Citigroup World
                Global         World Government                 Government Bond
              Trends Fund      Bond Index (WGBI)    MSCI ACWI     Index (WGBI)
   Date        Class A#         (hedged)(50%))       (net)@        (hedged)++
-----------  -------------  ---------------------  -----------  ----------------
 6/15/2011      9,422               10,000           10,000         10,000
 6/30/2011      9,485               10,159           10,347          9,970
 7/31/2011      9,655               10,122           10,178         10,060
 8/31/2011      9,585                9,846            9,435         10,247
 9/30/2011      9,460                9,435            8,544         10,359
10/31/2011      9,705                9,904            9,459         10,280
11/30/2011      9,516                9,742            9,176         10,250
12/31/2011      9,344                9,816            9,158         10,427
 1/31/2012      9,645               10,135            9,690         10,498
 2/29/2012      9,920               10,399           10,178         10,516
 3/31/2012      9,830               10,420           10,246         10,489
 4/30/2012      9,817               10,391           10,128         10,552
 5/31/2012      9,414                9,995            9,220         10,693
 6/30/2012      9,369               10,223            9,676         10,653
 7/31/2012      9,325               10,345            9,808         10,761
 8/31/2012      9,408               10,463           10,021         10,772
 9/30/2012      9,433               10,644           10,337         10,807
10/31/2012      9,261               10,615           10,268         10,818
11/30/2012      9,325               10,721           10,399         10,896
12/31/2012      9,427               10,842           10,635         10,896
 1/31/2013      9,549               11,067           11,125         10,847
 2/28/2013      9,440               11,098           11,123         10,909
 3/31/2013      9,561               11,240           11,326         10,989
 4/30/2013      9,645               11,460           11,650         11,105
 5/31/2013      9,600               11,359           11,618         10,939
 6/30/2013      9,536               11,136           11,278         10,829
 7/31/2013      9,664               11,420           11,818         10,863
 8/31/2013      9,523               11,285           11,572         10,833
 9/30/2013      9,645               11,616           12,170         10,909
10/31/2013      9,741               11,898           12,659         11,001
11/30/2013      9,798               11,979           12,838         10,995
12/31/2013      9,917               12,042           13,060         10,920
 1/31/2014      9,654               11,892           12,537         11,084
 2/28/2014      9,832               12,203           13,143         11,129
 3/31/2014      9,711               12,240           13,201         11,148
 4/30/2014      9,527               12,335           13,327         11,214
 5/31/2014      9,633               12,515           13,611         11,304
 6/30/2014      9,669               12,659           13,867         11,350
 7/31/2014      9,527               12,607           13,699         11,396
 8/31/2014      9,583               12,830           14,001         11,546
 9/30/2014      9,512               12,610           13,547         11,524
10/31/2014      9,619               12,696           13,643         11,601
11/30/2014      9,768               12,875           13,871         11,734
12/31/2014      9,619               12,805           13,603         11,833
 1/31/2015      9,770               12,835           13,391         12,073
 2/28/2015      9,972               13,144           14,136         11,983
 3/31/2015      9,922               13,092           13,917         12,074
 4/30/2015      9,886               13,232           14,321         11,981
 5/31/2015      9,943               13,182           14,302         11,906
 6/30/2015      9,821               12,941           13,965         11,752
 7/31/2015      9,741               13,080           14,087         11,902
 8/31/2015      9,691               12,621           13,121         11,881
 9/30/2015      9,626               12,443           12,646         11,977
10/31/2015      9,749               12,948           13,638         12,009
11/30/2015      9,756               12,898           13,525         12,015
12/31/2015      9,400               12,766           13,282         11,986
 1/31/2016      9,378               12,510           12,481         12,229
 2/29/2016      9,363               12,544           12,395         12,380
 3/31/2016      9,528               13,042           13,313         12,444
 4/30/2016      9,498               13,126           13,510         12,422
 5/31/2016      9,528               13,174           13,527         12,496
 6/30/2016      9,745               13,289           13,445         12,791
 7/31/2016      9,722               13,599           14,024         12,837
 8/31/2016      9,617               13,600           14,071         12,795
 9/30/2016      9,573               13,638           14,158         12,787
10/31/2016      9,415               13,433           13,917         12,621
11/30/2016      9,460               13,372           14,023         12,411
12/31/2016      9,670               13,530           14,326         12,436
 1/31/2017      9,662               13,664           14,718         12,342
 2/28/2017      9,775               13,916           15,131         12,450
 3/31/2017      9,872               13,993           15,316         12,436
 4/30/2017      9,812               14,148           15,554         12,518
 5/31/2017      9,940               14,341           15,898         12,583
 6/30/2017      9,917               14,347           15,970         12,536
 7/31/2017     10,059               14,562           16,417         12,562
 8/31/2017     10,142               14,664           16,479         12,690
 9/30/2017     10,179               14,759           16,798         12,609
10/31/2017     10,419               14,946           17,147         12,666




                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
  AIG Global      Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Trends Fund#    Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      4.27%    10.66%    8.96%    9.96%    10.94%    10.94%
--------------------------------------------------------------------------
5 Year Return      1.18%    12.51%    1.73%    8.97%     2.62%    13.79%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A      N/A       N/A       N/A
--------------------------------------------------------------------------
Since Inception*   0.65%    10.58%    0.94%    6.12%     1.81%    12.11%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/15/11; Class C: 06/15/11; Class W: 06/15/11
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2017, the AIG Global Trends Fund Class A returned 4.27%, compared to 11.26% for the Blended Benchmark [MSCI ACWI
(Net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)], 23.20% for the MSCI ACWI (Net) and 0.36% for the Citigroup WGBI (hedged). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
@ The MSCI ACWI (All Country World Index) (Net) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
++ The Citigroup WGBI (World Government Bond Index) (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The Index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million.

   Indices are not managed and an investor cannot invest directly into an index.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG Income Explorer Fund

For the annual period ended October 31, 2017, Class A shares of the AIG Income Explorer Fund returned 13.21% (before maximum sales charge). The Fund modestly lagged a blended benchmark composed of 60% MSCI World Index (Net)/*/ and 40% Bloomberg Barclays U.S. Aggregate Bond Index./*/ The blended benchmark returned 13.57% for the same period. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income market index, which returned 0.90%, but underperformed the broad-based global equity market index, the MSCI World Index (Net), which returned 22.77%, for the same annual period.

The Fund seeks to achieve its investment objective of high current income and, secondarily, capital appreciation by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the portfolio management teams expect to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

The Fund brings together SunAmerica Asset Management, LLC ("SunAmerica") and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"). SunAmerica, the Fund's investment adviser, is responsible for determining the allocation among the different sleeves of the Fund and for managing the global dividend equity strategy sleeve. Cohen & Steers manages the preferred securities and closed-end fund sleeves of the Fund.

Below, Timothy Pettee, lead portfolio manager of the Fund and SunAmerica's Chief Investment Strategist, discusses SunAmerica's portion of the Fund's performance during the annual period. SunAmerica manages the global dividend equity strategy sleeve of the Fund.

Our portion of the Fund underperformed the MSCI World Index during the annual period. Individual stock selection as well as sector and country allocation overall detracted.

From a sector perspective, stock selection in Health Care, Information Technology and Consumer Discretionary detracted. Having an underweighted allocation to and weak stock selection in Financials, which was among the best-performing sectors in the MSCI World Index during the annual period, also hurt. Having an overweight in Telecommunication Services, which lagged the MSCI World Index during the annual period, further dampened relative results. Only partially offsetting these detractors was effective security selection in Energy, Industrials, Real Estate and Consumer Staples, which contributed positively. Having an oveweighted allocation to Materials, which outpaced the MSCI World Index during the annual period, and an underweighted exposure to Consumer Staples, which underperformed the MSCI World Index during the annual period, also helped.

Regionally, positioning decisions in Hong Kong, South Africa and Israel detracted the most from relative results. Security selection among German, Spanish and Japanese equities also negatively impacted results. Conversely, stock selection in the U.K. contributed positively to our portion of the Fund's performance as did positioning in the U.S. and Turkey. Having an underweighted allocation to and strong security selection in Switzerland also added value.

Among individual holdings, notable laggards included U.S. department store retailer Macy's, Inc., Israel-based global pharmaceuticals company Teva Pharmaceuticals Industries, U.S. telecommunication services provider CenturyLink, Inc., automobile manufacturer Subaru Corp. and technology hardware manufacturer Lenovo Group Ltd. Positions in U.K. residential housing units

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

builder Persimmon PLC, U.S. technology hardware provider Western Digital, Turkish petroleum refiner Tupras Turkiye Petrol Rafinerileri AS, U.K. property development company Berkeley Group Holdings PLC and petroleum product refinery HollyFrontier Corp. were among the top positive contributors to our portion of the Fund's relative performance during the annual period.

Below, Doug Bond and William Scapell, portfolio managers at Cohen & Steers, discuss Cohen & Steers' portions of the Fund's performance during the annual period. Mr. Bond and Mr. Scapell of Cohen & Steers manage the closed-end fund and preferred securities sleeves of the Fund, respectively.

Closed-End Fund Sleeve: Closed-end funds overall posted strong returns during the annual period amid improvements in the global economy and generally low inflation, which created favorable conditions for most global equity and fixed income markets. Still, market conditions favored equity closed-end funds more than fixed income closed-end funds. In that context, the performance of our portion of the Fund relative to the Morningstar All Taxable Fixed Income Index,+ an index that tracks the weighted average market price of closed-end funds that invest in taxable fixed income securities, was helped significantly by its out-of-Index allocation to equity strategy closed-end funds. Equity closed-end funds, as a group, generated a positive total return that outperformed the Index.

Within our portion of the Fund's allocation to fixed income strategy closed-end funds, an overweight in multi-sector fixed income closed-end funds helped relative performance. Our portion of the Fund's underweight to investment grade bonds, via closed-end funds, also contributed positively to relative performance, as the sector lagged the Morningstar All Taxable Fixed Income Index during the annual period. Conversely, its lack of exposure to convertible security closed-end funds, which outpaced the Morningstar All Taxable Fixed Income Index during the annual period, detracted.

Security selection contributed most positively to our portion of the Fund's relative return in the multi-sector fixed income closed-end funds category, followed by security selection in the investment grade bond closed-end funds category. On the other hand, security selection in the preferred securities closed-end funds category detracted from relative results.

Preferred Securities Sleeve: Improvements in the global economy combined with generally low inflation created favorable conditions for fixed income sectors during the annual period. In this environment, more credit-sensitive fixed income sectors - such as preferred securities and high yield bonds - outperformed higher quality issues, such as U.S. Treasury notes, amid a tightening in credit spreads. Preferred securities issued by banks, which account for the majority of the preferred securities market, posted broad gains. U.S. and European banks alike enjoyed strong earnings growth, benefiting from higher net interest margins as well as improved trading and investment banking income. Meanwhile, capital levels continued to build, both organically and via equity offerings, contributing to stronger credit fundamentals. Contingent capital securities, a relatively new and evolving source of Tier 1 capital issued primarily by European banks, also experienced strong gains during the annual period. Demand for the above-average income these securities offer remained strong, easily absorbing new supply.

The broad rise in financial markets aided the preferred securities portion of the Fund's performance in absolute terms, as nearly all segments of the preferred securities market advanced during the annual period. Relative to a blended index - 50% BofA Merrill Lynch Capital Securities Index++ and 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index++ - which tracks various aspects of the preferred securities market, our portion of the Fund benefited from favorable security selection in the banking, insurance, utilities and finance segments of the market. From an individual security perspective, the top positive contributors were issues from Royal Bank of Scotland PLC and Credit Agricole SA, whose issues each saw double-digit gains during the annual period.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)


Detracting from our portion of the Fund's relative performance was security selection in the pipeline and real estate segments of the market. Individual securities that hindered relative results most included an underweight in natural resources company BHP Billiton Finance USA, Ltd., whose issue rose significantly as commodity prices began to broadly recover. Also detracting from relative performance was not owning an issue from banking firm HSBC Holdings PLC, which rose substantially during the annual period.


--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The MSCI World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

+ The Morningstar All Taxable Fixed Income Index is a weighted average of the market price of closed-end funds that invest in taxable fixed-income securities.

++ The BofA Merrill Lynch Capital Securities Index is a sub-set of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and callable securities. The BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings). The BofA Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings).

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Since inception, $10,000 invested in AIG Income Explorer Fund Class A shares would be valued at $12,538. The same amount invested in securities mirroring the performance of the Blended Benchmark [MSCI World Index (Net) (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%)], the MSCI World Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index would be valued at $13,661, $15,328 and $11,329, respectively.

                                    [CHART]

                                   Blended
                                  Benchmark
                              (MSCI World Index
               SunAmerica        (net)(60%)
                 Income         and Barclays                       Barclays US
                Explorer        US Aggregate       MSCI World       Aggregate
   Date      Fund Class A#     Bond Index (40%)   Index (net)++    Bond Index@
----------  ---------------  -----------------  ---------------  --------------
  7/1/2013       9,422            10,000            10,000          10,000
 7/31/2013       9,555            10,271            10,447          10,008
 8/31/2013       9,355            10,119            10,225           9,956
 9/30/2013       9,629            10,461            10,736          10,051
10/31/2013       9,896            10,741            11,157          10,132
11/30/2013       9,824            10,839            11,355          10,094
12/31/2013       9,951            10,952            11,595          10,037
 1/31/2014       9,887            10,774            11,166          10,185
 2/28/2014      10,205            11,120            11,725          10,239
 3/31/2014      10,336            11,122            11,742          10,222
 4/30/2014      10,604            11,228            11,862          10,308
 5/31/2014      10,744            11,412            12,095          10,426
 6/30/2014      10,933            11,537            12,312          10,431
 7/31/2014      10,755            11,414            12,115          10,405
 8/31/2014      10,970            11,616            12,382          10,520
 9/30/2014      10,600            11,395            12,046          10,448
10/31/2014      10,617            11,484            12,124          10,551
11/30/2014      10,665            11,655            12,367          10,626
12/31/2014      10,384            11,546            12,167          10,636
 1/31/2015      10,400            11,518            11,947          10,859
 2/28/2015      10,663            11,879            12,647          10,757
 3/31/2015      10,535            11,790            12,449          10,807
 4/30/2015      10,792            11,939            12,741          10,768
 5/31/2015      10,658            11,952            12,785          10,742
 6/30/2015      10,386            11,733            12,488          10,625
 7/31/2015      10,262            11,892            12,712          10,699
 8/31/2015       9,926            11,413            11,871          10,683
 9/30/2015       9,694            11,191            11,433          10,755
10/31/2015      10,151            11,724            12,339          10,757
11/30/2015      10,000            11,677            12,277          10,729
12/31/2015       9,898            11,539            12,061          10,694
 1/31/2016       9,663            11,188            11,340          10,841
 2/29/2016       9,643            11,170            11,255          10,918
 3/31/2016      10,231            11,666            12,019          11,018
 4/30/2016      10,471            11,794            12,209          11,061
 5/31/2016      10,407            11,835            12,278          11,064
 6/30/2016      10,607            11,841            12,140          11,262
 7/31/2016      11,049            12,171            12,653          11,334
 8/31/2016      11,156            12,171            12,664          11,321
 9/30/2016      11,160            12,207            12,731          11,314
10/31/2016      11,075            12,028            12,485          11,227
11/30/2016      10,914            12,018            12,664          10,962
12/31/2016      11,127            12,197            12,967          10,977
 1/31/2017      11,460            12,384            13,280          10,999
 2/28/2017      11,656            12,623            13,649          11,073
 3/31/2017      11,731            12,701            13,794          11,067
 4/30/2017      11,985            12,853            13,998          11,152
 5/31/2017      12,121            13,056            14,294          11,238
 6/30/2017      12,226            13,081            14,349          11,227
 7/31/2017      12,505            13,291            14,693          11,275
 8/31/2017      12,406            13,350            14,714          11,376
 9/30/2017      12,563            13,504            15,044          11,322
10/31/2017      12,538            13,661            15,328          11,329




                            Class A            Class C            Class W
                       ------------------ ------------------ ------------------
                       Average            Average            Average
        AIG            Annual  Cumulative Annual  Cumulative Annual  Cumulative
Income Explorer Fund#  Return   Return+   Return   Return+   Return   Return+
---------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return           6.73%    13.21%   11.43%    12.43%   13.44%    13.44%
-------------------------------------------------------------------------------
5 Year Return             N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
10 Year Return            N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
Since Inception*        5.36%    33.07%    6.12%    29.36%    7.03%    34.22%
-------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/02/13; Class C: 07/02/13; Class I: 07/02/13
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2017, the AIG Income Explorer Fund Class A returned 6.73%, compared to 13.57% for the Blended Benchmark [MSCI World Index (Net) (60%) and the Bloomberg Barclays US Aggregate Bond Index (40%)], 22.77% for the MSCI World Index (Net) and 0.90% for the Bloomberg Barclays US Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

++ The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets consisting of 23 developed market country indexes:
   Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
@ The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

  Indices are not managed and an investor cannot invest directly into an index.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG Small-Cap Fund

For the annual period ended October 31, 2017, Class A shares of the AIG Small-Cap Fund returned 32.76% (before maximum sales charge). The Fund outperformed its benchmark, the Russell 2000(R) Index,/*/ which returned 27.85% for the same period.

The Fund seeks to achieve its investment objective of long-term growth of capital primarily by strategically allocating its assets between a small-cap index strategy and an actively-managed micro-cap growth strategy. The small-cap index strategy provides broad exposure to small-cap stocks by tracking the Russell 2000(R) Index, and the micro-cap strategy is actively managed to enhance alpha potential relative to the Russell Microcap(R) Index./**/

SunAmerica Asset Management, LLC ("SunAmerica") is the Fund's investment adviser, managing the overall asset allocations and the index strategy. Cadence Capital Management, LLC ("Cadence") is the portfolio manager of the micro-cap growth strategy. The Fund will generally allocate approximately 40-60% of its assets to each strategy.

Below, Timothy Campion, lead portfolio manager of the Fund and Senior Vice President at SunAmerica, discusses SunAmerica's portion of the Fund's performance during the annual period. SunAmerica manages the small-cap index sleeve of the Fund.

Our portion of the Fund tracked the return of the Russell 2000(R) Index during the annual period. While U.S. small-cap stocks outperformed all other capitalization segments of the U.S. equity market during the annual period, as measured by the Russell indices, there was still great dispersion among the performance of the sectors of the Russell 2000(R) Index during the annual period. Health Care, Information Technology and Industrials were the best relative performers in terms of total return, each sector posting robust double-digit positive returns. Conversely, Energy was the only sector in the Russell 2000(R) Index to post a negative return during the annual period. Consumer Staples was another notable laggard, posting only a modestly positive return during the annual period.

Among individual holdings, positions in clinical-stage biopharmaceutical company Kite Pharma, Inc., semiconductor manufacturer Advanced Micro Devices, Inc., medical equipment developer Exact Sciences Corp., performance chemicals manufacturer Chemours Co., and biotechnological products and services provider Bluebird Bio, Inc. were the top positive contributors to the Russell 2000(R) Index and to our portion of the Fund's relative performance during the annual period. Notable laggards included beauty products company Avon Products, Inc., cash machine provider Cardtronics PLC, industrial minerals producer U.S. Silica Holdings, Inc., oral drug delivery technology developer Depomed, Inc. and telecommunications services provider Windstream Holdings, Inc.

Each sector and stock in the Russell 2000(R) Index was represented in our portion of the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Below, Michael Skillman, portfolio manager, managing director and Chief Executive Officer at Cadence, discusses Cadence's portion of the Fund's performance during the annual period. Cadence manages the micro-cap sleeve of the Fund.

Our portion of the Fund outperformed the return of the Russell 2000(R) Index during the annual period. Strong stock selection drove the positive relative performance.

The Health Care sector was the leading driver of our portion of the Fund's relative outperformance, due primarily to strong stock selection within the Health Care Equipment & Services industry group. Orasure Technologies, Inc., a diagnostic test manufacturer, saw its share price more than double during the annual period due to rising overseas sales of its HIV and Hepatitis C tests as well as growth in its consumer genetic tests. Such gains were partially offset by positioning in the Pharmaceuticals, Biotechnology & Life Sciences industry group, which detracted. Our portion of the Fund had no exposure to larger market cap companies within this industry group, which performed particularly well during the annual period, as we focus on micro-cap companies. Still, a position in Supernus Pharmaceuticals, Inc. experienced a more than doubling of its share price during the annual period based on growth in several of its drugs as well as progress in its product pipeline.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)


Industrials was another positive contributor to our portion of the Fund's results, owing to strong stock selection in the Capital Goods industry group. Stock selection in the Consumer Discretionary sector also contributed positively to our portion of the Fund's relative performance. Two housing-related companies performed especially well, benefiting from company-specific drivers as well as industry tailwinds. Financials boosted our portion of the Fund's relative results as well, attributable mostly to effective stock selection in the Insurance industry group. State National Cos. saw its shares increase significantly upon the announcement that it would be acquired for a premium by Markel.

Partially offsetting these positive contributors was our portion of the Fund's relative underperformance in Materials, which was the leading detractor from results due primarily to weak stock selection. Having an underweight to Materials, which outperformed the Russell 2000(R) Index during the annual period, also hurt, albeit to a lesser extent. A position in Flotek Industries, Inc. particularly disappointed, with its shares declining during the annual period as questions emerged regarding the efficacy of its key chemical product used in oil drilling.

Stock selection in Consumer Staples also detracted from our portion of the Fund's relative results. A position in Lifeway Foods, Inc. a kefir producer, was one of two food and beverage companies in which our portion of the Fund held positions that saw their share prices decline during the annual period. Lifeway Foods posted disappointing sales results despite expanded distribution to capitalize on its increased production capacity. Price discounting, which hurt its margins, also dampened the company's financial results. Shares of Orchids Paper Products Co., a private label tissue manufacturer, also declined during the annual period. Its shares fell on investor concerns about customer concentration as well as on a shortfall in cash flow due to a timing mismatch between capital spending to increase production and a ramp up in new contracts.

--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion.

** The Russell Microcap(R) Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000(R) Index, plus 1,000 smaller U.S.-based listed stocks. The Russell Microcap(R) Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants. It represents just 3% of the overall U.S. equity market by capitalization.

Indices are not managed and an investor cannot invest directly in an index.

A portion of the Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Specialty Series
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Since inception, $10,000 invested in AIG Small-Cap Fund Class A shares would be valued at $14,325. The same amount invested in securities mirroring the performance of the Russell(R) 2000 Index would be valued at $14,472.

                                    [CHART]

    Date            SunAmerica Small-Cap Fund Class A#   Russell 2000/R/ Index@
-----------         ----------------------------------   ----------------------
  2/5/2014                         9,422                          10,000
 2/28/2014                         9,981                          10,827
 3/31/2014                         9,881                          10,753
 4/30/2014                         9,384                          10,336
 5/31/2014                         9,410                          10,419
 6/30/2014                         9,893                          10,973
 7/31/2014                         9,209                          10,309
 8/31/2014                         9,692                          10,820
 9/30/2014                         9,127                          10,166
10/31/2014                         9,730                          10,836
11/30/2014                         9,698                          10,846
12/31/2014                        10,107                          11,155
 1/31/2015                         9,824                          10,796
 2/28/2015                        10,327                          11,437
 3/31/2015                        10,660                          11,636
 4/30/2015                        10,402                          11,339
 5/31/2015                        10,565                          11,598
 6/30/2015                        10,798                          11,685
 7/31/2015                        10,791                          11,549
 8/31/2015                        10,188                          10,824
 9/30/2015                         9,742                          10,293
10/31/2015                        10,314                          10,872
11/30/2015                        10,578                          11,226
12/31/2015                        10,091                          10,662
 1/31/2016                         9,242                           9,725
 2/29/2016                         9,112                           9,724
 3/31/2016                         9,783                          10,501
 4/30/2016                        10,030                          10,665
 5/31/2016                        10,311                          10,906
 6/30/2016                        10,379                          10,899
 7/31/2016                        11,064                          11,549
 8/31/2016                        11,146                          11,754
 9/30/2016                        11,393                          11,885
10/31/2016                        10,790                          11,320
11/30/2016                        11,962                          12,582
12/31/2016                        12,308                          12,934
 1/31/2017                        12,287                          12,985
 2/28/2017                        12,548                          13,236
 3/31/2017                        12,682                          13,253
 4/30/2017                        12,929                          13,399
 5/31/2017                        12,597                          13,126
 6/30/2017                        13,020                          13,580
 7/31/2017                        13,133                          13,681
 8/31/2017                        13,302                          13,507
 9/30/2017                        14,219                          14,350
10/31/2017                        14,325                          14,472




                          Class A            Class C            Class W
                     ------------------ ------------------ ------------------
                     Average            Average            Average
                     Annual  Cumulative Annual  Cumulative Annual  Cumulative
AIG Small-Cap Fund#  Return   Return+   Return   Return+   Return   Return+
-------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return        25.13%    32.76%   30.89%    31.89%   32.96%    32.96%
-----------------------------------------------------------------------------
5 Year Return           N/A       N/A      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------
10 Year Return          N/A       N/A      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------
Since Inception*     10.10%    52.04%   11.13%    48.32%   12.08%    53.08%
-----------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 02/06/14; Class C: 02/06/14; Class W: 02/06/14
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2017, the AIG Small-Cap Fund Class A returned 25.13%, compared to 27.85% for the Russell(R) 2000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
@ The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion. Indices are not managed and an investor cannot invest directly into an index.

[LOGO]
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Directors/Trustees                       VOTING PROXIES ON FUND PORTFOLIO           DELIVERY OF SHAREHOLDER DOCUMENTS
 Richard W. Grant                        SECURITIES                                 The Funds have adopted a policy that
 Peter A. Harbeck                        A description of the policies and proce-   allows them to send only one copy of a
 Dr. Judith L. Craven                    dures that the Trust uses to determine     Fund's prospectus, proxy material,
 William F. Devin                        how to vote proxies related to securities  annual report and semi-annual report
 Stephen J. Gutman                       held in a Fund's portfolio, which is       (the "shareholder documents") to
Officers                                 available in the Trust's Statement of      shareholders with multiple accounts
 John T. Genoy, President and Chief      Additional Information, may be ob-         residing at the same "household." This
   Executive Officer                     tained without charge upon request, by     practice is called householding and
 Kara Murphy, Vice President             calling (800) 858-8850. The in-            reduces Fund expenses, which benefits
 James Nichols, Vice President           formation is also available from the       you and other shareholders. Unless the
 Gregory N. Bressler, Secretary          EDGAR database on the U.S. Secu-           Funds receive instructions to the con-
 Christopher C. Joe, Chief Compliance    rities and Exchange Commission's           trary, you will only receive one copy of
   Officer                               website at http://www.sec.gov.             the shareholder documents. The Funds
 Gregory R. Kingston, Treasurer          PROXY VOTING RECORD ON FUND                will continue to household the share-
 Shawn Parry, Vice President and         PORTFOLIO SECURITIES                       holder documents indefinitely, until we
   Assistant Treasurer                   Information regarding how the Trust        are instructed otherwise. If you do not
 Donna McManus, Vice President and       voted proxies related to securities held   wish to participate in householding
   Assistant Treasurer                   in the Funds during the most recent        please contact Shareholder Services at
 Kathleen Fuentes, Chief Legal Officer   twelve month period ended June 30 is       (800) 858-8850 ext. 6010 or send a
   and Assistant Secretary               available, once filed with the U.S.        written request with your name, the
 Matthew J. Hackethal, Anti-Money        Securities and Exchange Commission,        name of your fund(s) and your account
   Laundering Compliance Officer         without charge, upon request, by call-     number(s) to AIG Funds c/o BFDS,
Investment Adviser                       ing (800) 858-8850 or on the U.S.          P.O. Box 219186, Kansas City MO,
 SunAmerica Asset Management, LLC        Securities and Exchange Commission         64121-9186. We will resume in-
 Harborside 5                            website at http://www.sec.gov.             dividual mailings for your account
 185 Hudson Street, Suite 3300           DISCLOSURE OF QUARTERLY PORTFOLIO          within thirty (30) days of receipt of
 Jersey City, NJ 07311                   HOLDINGS                                   your request.
Distributor                              The Trust is required to file its com-     This report is submitted solely for the
 AIG Capital Services, Inc.              plete schedule of portfolio holdings       general information of shareholders of
 Harborside 5                            with the U.S. Securities and Exchange      the Funds. Distribution of this report
 185 Hudson Street, Suite 3300           Commission for its first and third fiscal  to persons other than shareholders of
 Jersey City, NJ 07311                   quarters on Form N-Q. The Trust's          the Funds is authorized only in con-
Shareholder Servicing Agent              Forms N-Q are available on the U.S.        nection with a currently effective pro-
 AIG Fund Services, Inc.                 Securities and Exchange Commission         spectus, setting forth details of the
 Harborside 5                            website at http://www.sec.gov. You can     Funds, which must precede or accom-
 185 Hudson Street, Suite 3300           also review and obtain copies of the       pany this report.
 Jersey City, NJ 07311                   Forms N-Q at the U.S. Securities and
Custodian and Transfer Agent             Exchange Commission Public Refer-
 State Street Bank and Trust Company     ence Room in Washington DC
 One Lincoln Street                      (information on the operation of the
 Boston, MA 02111                        Public Reference Room may be ob-
                                         tained by calling 1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.AIG.COM/FUNDS

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

                                    [GRAPHIC]



For information on receiving this report online, see inside back cover.


AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

HWANN-10/17

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2017, there were no reportable waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers. During the fiscal year ended October 31, 2017, however, there were reportable amendments to the Code that apply to the Covered Officers, and that relate to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. In particular, the Code has been amended to provide an enhanced description of the Covered Officers' responsibilities, which include a responsibility to observe the ethical principles contained in the Code.

Item 3.  Audit Committee Financial Expert.

         Currently, the registrant does not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert," as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that the members of the Audit Committee have substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the registrant's financial statements, supervise the registrant's preparation of its financial statements, and oversee the work of the registrant's independent auditors.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                       2016     2017
       (a) Audit Fees.............................   $251,382 $275,088
       (b) Audit-Related Fees.....................   $      0 $      0
       (c) Tax Fees...............................   $      0 $      0
       (d) All Other Fees.........................   $      0 $      0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                      2016       2017
         (b) Audit-Related Fees.................... $      0   $      0
         (c) Tax Fees.............................. $      0   $      0
         (d) All Other Fees........................ $      0   $      0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2016 and 2017 were $0 and $0, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

         Not applicable.

Item 13. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2018

By:  /s/ Gregory R. Kingston
     --------------------------
     Gregory R. Kingston
     Treasurer

Date: January 8, 2018